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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7736
Janus Aspen Series
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 12/31
Date of reporting period: 6/30/15

Item 1 -	Reports to Shareholders

semiannual report
June 30, 2015

Janus Aspen Balanced Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Balanced Portfolio

Janus Aspen Balanced Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

PERFORMANCE SUMMARY

Janus Aspen Balanced Portfolio’s Institutional Shares and Service Shares returned 0.67% and 0.58%, respectively, for the six-month period ended June 30, 2015. That compares with 1.23% for the Portfolio’s primary benchmark, the S&P 500 Index, and -0.10% for the Portfolio’s secondary benchmark, the Barclays U.S. Aggregate Bond Index. The Balanced Index, an internally calculated benchmark composed of a 55% weighting in the S&P 500 Index and a 45% weighting in the Barclays U.S. Aggregate Bond Index, returned 0.73%.

INVESTMENT ENVIRONMENT

Equities finished the six-month period decidedly mixed. Major U.S. indices reached record levels late winter, only to pull back on concerns that yet another strong jobs report would entice the Federal Reserve (Fed) to raise interest rates sooner than expected. Those concerns were later allayed by the Fed dovish statement and downwardly revised growth expectations. Additional highs were reached in the spring, but they did so in an understated fashion as both volume and volatility remained muted. The first quarter earnings season mostly exceeded expectations, but enthusiasm was tempered as valuations were considered stretched compared to long-term averages. U.S. stock gains were also aided by favorable economic data that indicated the factors contributing to the winter slowdown were indeed transitory.

After experiencing increased volatility during the first part of the period amid persistent uncertainty of the timing of the Federal Reserve’s (Fed) expected rate hike, fixed income markets largely retreated over the rest of the period, influenced by a combination of improving U.S. data and uncertainty about the path of global monetary policy. The volatility that characterized fixed income markets during the winter initially subsided in early spring, only to flare up as the period closed. Data indicated that the economy had slowed during the year’s first three months. First quarter gross domestic product was negative and the March employment report disappointed. Over the ensuing two months, the employment picture rebounded with monthly payroll gains resuming their recent pace of just under 250,000, and hourly wage gains reached the highest level since 2013. Improving manufacturing data and retail sales also suggested that the winter slowdown had been transient. In June, the Fed stated that it would be appropriate to raise rates during the latter part of 2015. Yet, it reiterated that any move would be data dependent and gradual. Overall, the Fed reinforced its bias of ensuring that sustained growth takes hold.

The U.S. Treasury curve steepened during the second half of the period, with yields on the 10- and 30-year reaching levels not visited since last autumn. After dipping to 1.85% in early April, the 10-year yield nearly hit 2.50% in June. However, Treasury yields were partly capped by the March launch of the European Central Bank’s (ECB) quantitative easing (QE) program. The ECB’s QE drove eurozone sovereign yields into negative territory and encouraged foreign investors to purchase relatively higher-yielding Treasurys. However, Germany’s 10-year bund aggressively sold off in the spring, with its yield rising almost 1% from near 0%. Prior to the late-quarter tumult fueled by Greece, improving data caused some to wonder whether it would be necessary for the ECB to carry out the entirety of its planned asset purchases. U.S. investment-grade spreads were flat for much of the period as that market absorbed a flood of new issuance before widening in June. High-yield spreads initially narrowed amid a search for yield, reaching year-to-date lows, prior to ending the period essentially unchanged. Similar to corporate credits, mortgage-backed securities (MBS) spreads initially narrowed before closing the quarter wider.

PERFORMANCE DISCUSSION

During the period we lowered our equity allocation from roughly 60% of the portfolio to approximately 57%, and as a consequence, our fixed income portion increased about three percentage points, reaching approximately 43%. This shift toward a defensive positioning reflects that, at current valuations, we see fewer attractive

Janus Aspen Series | 1

Janus Aspen Balanced Portfolio (unaudited)

opportunities within equities. This defensive stance is further illustrated by repositioning within the Portfolio’s fixed income sleeve. We reduced the Portfolio’s credit allocation, particularly within high-yield, and took steps to lower our interest-rate risk by increasing our positioning in shorter-duration securities. Given the coalescence of risks we see within fixed income markets, this lowering of duration, in our view, should aid us in our key objective of capital preservation even as we slightly raised our fixed income allocation over the period.

Our equities sleeve underperformed its benchmark, the S&P 500 Index, for the six-month period. Detracting most from relative results were our industrials and consumer discretionary holdings. On an individual basis, the leading detractor was railroad operator Union Pacific. Similar to other railroad companies, Union Pacific has suffered year-to-date volume declines from the slowdown in the oil market and related lower transportation needs. Coal and agriculture industry demands have also been softer. We remain positive on the stock. The company continues to benefit from its large, profitable intermodal freight business. Fundamentals remain attractive, and the company continues to demonstrate a firm commitment to returning capital to shareholders with a healthy dividend yield and stock buybacks.

DuPont was another detractor. The diversified materials company successfully defeated activist investor Nelson Peltz’s proxy fight to win seats on its board. Shares sold off on concerns that there is now less pressure for aggressive cost reductions or to break up the company to unlock unrealized potential value. The company has introduced new board members that we expect will maintain a sharp focus on capturing current untapped gains from its businesses. The company also has been affected by softness in the agriculture cycle, a sector where we see a number of interesting developments, such as ongoing consolidation, which could highly value DuPont’s Pioneer business, a leading developer and supplier of plant genetics to farmers. Its dividend yield also remains attractive.

The period was not kind to airlines, which led to United Continental Holdings becoming one of the period’s largest detractors. The company reporting consensus-beating first quarter earnings was not enough to outweigh the industry-wide concerns over capacity. During the period, a leading competitor announced that it was slightly raising capacity, igniting fear that the recent discipline exercised by the industry leaders may possibly fray. While the U.S. airline fleet is roughly 5% below its 2007 peak, available seat miles (ASM) – a measure combining total seats and miles flown – has crept up in recent quarters. Perspective is needed here as, in our view, this increase is very meager when compared to previous cycles when the industry subjected itself to debilitating overcapacity.

Contributing to relative performance were our selection of financial stocks and overweight of the health care sector. Chemical producer LyondellBasell Industries was one of the largest individual contributors. Prices for many of the petrochemicals the company produces are tied to oil prices, which had weighed on the stock at the end of 2014. However, prices for the feedstock Lyondell uses to create ethylene and some of its other chemicals have also declined, leading to better profit margins than the market initially expected. The bounce back in oil prices during the period also allowed chemical producers to raise ethylene prices, which was further supportive for margins. In addition, concerns around the recent CEO transition began to dissipate, with current management continuing to demonstrate its commitment to returning shareholder capital through an increased dividend and stock buybacks.

Blackstone Group, the equity sleeve’s top performer, helped drive the financial sector’s relative outperformance. We continue to like the company, and Blackstone remains a relatively large position size in the sleeve overall. We think the company is a best-in-class alternatives manager, and also like the company for its high dividend yield.

Apple was also a top contributor. The electronic-device company benefited from positive sentiment in the aftermath of its astounding fourth quarter earnings results. In February, the company’s stock reached a new record, pushing its market capitalization above $700 billion. We think Apple still has strong opportunities as its ecosystem continues to attract new and potentially long-term subscribers onto its platform and increase its addressable market as lower price points draw new customers. We also appreciate management’s commitment to returning capital to shareholders via dividends and stock repurchases.

The Portfolio’s fixed income sleeve outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, largely due to its exposure to corporate credits. A central driver was our security selection in out-of-benchmark high-yield corporates. Relative performance was especially generative in the “crossover” section of corporate credits. These are issuers comprising the lowest tier of investment-grade ratings and highest-tier of high-yield. In our view, this market segment offers some of the most attractive – and underappreciated – risk/reward profiles. Within investment-grade credit, our yield curve positioning toward the shorter-duration securities was the primary driver of outperformance given the rise in interest rates.

2 | JUNE 30, 2015

(unaudited)

On a credit sector basis, outperformance was generated by banks, automotive companies and electric utilities. Individual contributors included Cimarex Energy, Ally Financial and GE Capital.

Detracting from performance were our allocations to 15-year and 30-year conventional MBS. Rate volatility early in the period impacted MBS performance as mixed economic data and lack of clarity on the timing of the Fed’s initial rate hike made it difficult for investors to gauge prepayment risks on these securities. Within corporates, independent energy along with chemical companies weighed on relative performance. Chesapeake Energy, DCP Midstream and California Resources Corp. all weighed on relative results.

Our U.S. Treasurys allocation aided relative performance as our duration, which was lower than that of the benchmark for much of the period, proved beneficial given the steepening yield curve. We use Treasurys as a liquid and cost-effective tool to adjust the duration of the entire portfolio.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

Many of the reasons that we remain cautious in our approach to fixed income are the same that cause us to favor equities. The Fed has reiterated its commitment to growth. As a consequence, the initiation of rate hikes would infer an expanding economy conducive for stocks. High-yield spreads, which are still tight by historical standards, limit the upside of those securities, which further supports the rationale for favoring those companies’ stocks at present.

We believe stock valuations remain relatively attractive in the context of the current market environment. Global economic growth continues to strengthen, with steady, if slow, gains in the U.S. and positive signals finally emerging from Europe, issues in Greece notwithstanding. China also seems to be navigating its economic slowdown reasonably well, without any recent material deterioration.

The U.S. labor market continues to gain on the employment front with indications that companies are beginning to increase wages as well. The housing market is improving, and consumer spending continues to increase with strong demand for automobiles and other big-ticket items – all further evidence that the economy is on more stable footing. Against this backdrop, it seems likely the Fed will begin raising interest rates later this year. This would be a positive signal that the economy is once again normalizing and should be supportive for stocks, though any dramatic, unexpected rate jump would probably prove to be disruptive short term.

Multiple factors presently have the potential to impact the fixed income environment; chief among them remains the timing and pace of the Fed’s rate hikes. Data suggest that the central bank is achieving its dual mandate. Strong gains in payrolls have resumed and wage growth has shown signs of accelerating. Rates have yet to rise as the Fed has made clear its objective of achieving sustainable growth. With economic expansion typically come jobs, and after that, wage-driven inflation. A strong jobs market, according to the Fed, should help push inflation back toward its target of 2%.

The dollar remains one of our wild cards. Deterioration in the Greece dispute or a deceleration in non-U.S. economies could send investors fleeing back toward dollar-denominated assets, forcing a resumption in the currency’s march upward and keeping a lid on inflation. In a nod to this scenario, the Fed has acknowledged that international developments are being considered as it charts its path forward.

We are mindful that we are quite possibly nearing the end of a credit cycle. Merger and acquisition activity, share buybacks, and debt issuance are up. Due to this, while still overweight versus the benchmark, our credit allocation is near the lowest it has been since the financial crisis. Utilizing our fundamental security-level approach, we are concentrating our holdings in higher quality companies whose management have maintained balance sheet discipline.

We are also concerned with the potential for sustained periods of elevated market volatility, which we consider suppressed by continued fixed income inflows. Alarmingly low levels of liquidity are a serious risk factor, in our view. Should an illiquidity event occur, we want to be a provider of liquidity. Accordingly, we have lowered the overall duration of the Portfolio, especially as a percentage of the benchmark. Treasurys are the tool we utilize to toggle duration. Shorter-dated government securities act as a cash cushion, which should allow us to better weather storms and opportunistically make attractive investments caused by market dislocations.

We remain underweight MBS relative to the benchmark as these securities would not perform well in the volatile markets such as the ones we anticipate. When the direction of rates is in question, investors cannot adequately gauge prepayment risks, which stand to increase as rates decline. While our base-case scenario is for increasing rates, a global crisis or unforeseen

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Janus Aspen Balanced Portfolio (unaudited)

slowdown in growth could again put downward pressure on the safe-haven Treasurys upon which mortgages are priced.

Over the past quarter we have sought to reduce risk in the fixed income sleeve of our portfolio and expect to maintain this defensive posture as the aforementioned risk factors play out. We have not seen such a confluence of potentially adverse forces for several years. Our binding principle of capital preservation is of utmost importance as we navigate the choppy waters ahead.

Thank you for your investment in Janus Aspen Balanced Portfolio.

4 | JUNE 30, 2015

(unaudited)

Janus Aspen Balanced Portfolio At A Glance

5 Top Performers – Equity Holdings

Contribution

Blackstone Group LP	0.81%
LyondellBasell Industries NV – Class A	0.80%
Aetna, Inc.	0.73%
Apple, Inc.	0.41%
NIKE, Inc. – Class B	0.38%

5 Bottom Performers – Equity Holdings

Contribution

Union Pacific Corp.	–0.60%
El du Pont de Nemours & Co.	–0.44%
United Continental Holdings, Inc.	–0.42%
Enterprise Product Partners LP	–0.39%
Precision Castparts Corp.	–0.36%

5 Top Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Financials	0.91%	13.41%	16.25%
Health Care	0.41%	19.08%	14.88%
Utilities	0.39%	0.00%	3.05%
Materials	0.33%	6.10%	3.20%
Consumer Staples	0.04%	4.85%	9.67%

5 Bottom Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Industrials	–0.88%	14.00%	10.30%
Consumer Discretionary	–0.68%	16.03%	12.42%
Information Technology	–0.28%	19.52%	19.79%
Energy	–0.27%	5.10%	8.15%
Other**	–0.11%	1.61%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Aspen Balanced Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Apple, Inc. Technology Hardware, Storage & Peripherals	3.1%
MasterCard, Inc. – Class A Information Technology Services	2.6%
Blackstone Group LP Capital Markets	2.2%
AbbVie, Inc. Pharmaceuticals	2.0%
NIKE, Inc. – Class B Textiles, Apparel & Luxury Goods	1.9%

11.8%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

*Includes Other of (0.1)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of December 31, 2014

6 | JUNE 30, 2015

(unaudited)

Performance

						Expense Ratios – per the May 1, 2015
Average Annual Total Return – for the periods ended June 30, 2015						prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Balanced Portfolio – Institutional Shares	0.67%	4.09%	11.18%	8.54%	10.06%	0.58%

Janus Aspen Balanced Portfolio – Service Shares	0.58%	3.84%	10.90%	8.27%	9.90%	0.84%

S&P 500® Index	1.23%	7.42%	17.34%	7.89%	9.22%

Barclays U.S. Aggregate Bond Index	–0.10%	1.86%	3.35%	4.44%	5.51%

Balanced Index	0.73%	5.00%	11.06%	6.56%	7.81%

Morningstar Quartile – Institutional Shares	–	1st	2nd	1st	1st

Morningstar Ranking – based on total returns for Moderate Allocation Funds	–	185/937	233/779	13/626	11/269

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

See important disclosures on the next page.

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Janus Aspen Balanced Portfolio (unaudited)

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Institutional Shares	$1,000.00	$1,006.70	$2.84	$1,000.00	$1,021.97	$2.86	0.57%

Service Shares	$1,000.00	$1,005.80	$4.08	$1,000.00	$1,020.73	$4.11	0.82%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8 | JUNE 30, 2015

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.5%
$1,595,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$1,624,616
625,000	AmeriCredit Automobile Receivables Trust 2012-4 3.8200%, 2/10/20 (144A)	640,759
519,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	532,560
941,000	AmeriCredit Automobile Receivables Trust 2015-2 3.0000%, 6/8/21	942,576
5,646,000	Applebee’s Funding LLC / IHOP Funding LLC 4.2770%, 9/5/44 (144A)	5,722,780
1,252,000	Aventura Mall Trust 2013-AVM 3.8674%, 12/5/32 (144A),‡	1,223,553
1,192,000	BAMLL Commercial Mortgage Securities Trust 2015-200P 3.7157%, 4/14/33 (144A),‡	1,051,457
420,000	Banc of America Commercial Mortgage Trust 2006-6 5.4210%, 10/10/45	432,737
296,000	Banc of America Commercial Mortgage Trust 2007-5 5.7720%, 2/10/51‡	311,320
851,000	Boca Hotel Portfolio Trust 2013-BOCA 3.2355%, 8/15/26 (144A),‡	850,497
425,000	CGBAM Commercial Mortgage Trust 2014-HD 3.1855%, 2/15/31 (144A),‡	425,091
2,675,546	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	2,716,942
927,000	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49‡	968,525
130,000	COMM 2007-C9 Mortgage Trust 5.9889%, 12/10/49‡	134,875
1,866,225	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	2,001,806
1,268,000	Core Industrial Trust 2015-TEXW 3.9770%, 2/10/34 (144A),‡	1,190,294
913,710	DB Master Finance LLC 2015-1 3.2620%, 2/20/45 (144A)	917,171
1,726,779	Domino’s Pizza Master Issuer LLC 5.2160%, 1/25/42 (144A)	1,782,417
390,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.5870%, 10/25/24‡	391,401
468,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.8370%, 10/25/24‡	473,126
1,576,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.3870%, 3/25/25‡	1,564,688
1,199,119	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	1,069,139
625,000	GAHR Commercial Mortgage Trust 2015-NRF 3.4949%, 12/15/19 (144A),‡	612,268
1,519,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	1,439,471
622,000	GS Mortgage Securities Corp. Trust 2013-NYC5 3.7706%, 1/10/30 (144A),‡	629,629
669,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	674,805
868,000	Hilton USA Trust 2013-HLT 5.6086%, 11/5/30 (144A),‡	879,735
432,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 2.7860%, 12/15/28 (144A),‡	432,542
449,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 3.6815%, 12/15/28 (144A),‡	448,786
850,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 1.9855%, 1/15/32 (144A),‡	847,287
733,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 4.1355%, 1/15/32 (144A),‡	734,970
1,918,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	2,011,794
607,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	610,090
653,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	667,015
1,502,000	Santander Drive Auto Receivables Trust 2013-4 4.6700%, 1/15/20 (144A)	1,562,891
1,008,000	Santander Drive Auto Receivables Trust 2013-A 4.7100%, 1/15/21 (144A)	1,067,239
982,000	Santander Drive Auto Receivables Trust 2015-1 3.2400%, 4/15/21	987,520
589,000	Starwood Retail Property Trust 2014-STAR 2.5000%, 11/15/27 (144A),‡	586,261
1,624,000	Starwood Retail Property Trust 2014-STAR 3.2500%, 11/15/27 (144A),‡	1,623,221
861,000	Starwood Retail Property Trust 2014-STAR 4.1500%, 11/15/27 (144A),‡	860,552
1,962,065	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.3830%, 12/15/43	2,061,758
1,965,597	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.6600%, 4/15/47‡	2,016,028
767,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C33 6.1496%, 2/15/51‡	792,947
502,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.9355%, 1/15/27 (144A),‡	498,411
694,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.4355%, 2/15/27 (144A),‡	688,883

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
$251,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 3.4355%, 2/15/27 (144A),‡	$248,675
3,453,000	Wendy’s Funding LLC 2015-1 3.3710%, 6/15/45 (144A)	3,447,810

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $53,575,024)		53,398,918
Bank Loans and Mezzanine Loans – 0.3%
Communications – 0%
815,128	Tribune Media Co. 3.7500%, 12/27/20‡	814,876
Consumer Cyclical – 0%
644,000	Staples, Inc. 0%, 4/7/21‡,(a)	642,525
Consumer Non-Cyclical – 0.1%
1,316,338	IMS Health, Inc. 3.5000%, 3/17/21‡	1,308,110
Technology – 0.2%
4,785,531	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	4,789,791

Total Bank Loans and Mezzanine Loans (cost $7,558,931)		7,555,302
Common Stocks – 56.0%
Aerospace & Defense – 2.8%
248,961	Boeing Co.	34,535,870
254,863	Honeywell International, Inc.	25,988,380

		60,524,250
Airlines – 0.9%
373,014	United Continental Holdings, Inc.*	19,773,472
Automobiles – 1.0%
662,371	General Motors Co.	22,076,825
Beverages – 0.3%
224,236	Diageo PLC	6,485,350
Biotechnology – 2.3%
215,423	Amgen, Inc.	33,071,739
32,427	Regeneron Pharmaceuticals, Inc.*	16,541,986

		49,613,725
Capital Markets – 2.8%
1,168,845	Blackstone Group LP	47,770,695
381,043	TD Ameritrade Holding Corp.	14,030,003

		61,800,698
Chemicals – 3.4%
574,540	EI du Pont de Nemours & Co.	36,741,833
350,969	LyondellBasell Industries NV – Class A	36,332,311

		73,074,144
Commercial Banks – 2.4%
303,682	JPMorgan Chase & Co.	20,577,492
721,410	US Bancorp	31,309,194

		51,886,686
Consumer Finance – 0.9%
246,767	American Express Co.	19,178,731
Diversified Financial Services – 0.6%
145,953	CME Group, Inc.	13,582,386
Diversified Telecommunication Services – 0.2%
78,917	Verizon Communications, Inc.	3,678,321
Electronic Equipment, Instruments & Components – 1.0%
341,149	TE Connectivity, Ltd. (U.S. Shares)	21,935,881
Food Products – 0.6%
151,571	Hershey Co.	13,464,052
Health Care Providers & Services – 1.1%
181,664	Aetna, Inc.	23,154,893
Hotels, Restaurants & Leisure – 2.2%
480,053	Las Vegas Sands Corp.	25,236,386
156,628	Six Flags Entertainment Corp.	7,024,766
181,190	Starwood Hotels & Resorts Worldwide, Inc.	14,692,697

		46,953,849
Industrial Conglomerates – 0.7%
96,646	3M Co.	14,912,478
Information Technology Services – 3.0%
110,475	Automatic Data Processing, Inc.	8,863,409
603,593	MasterCard, Inc. – Class A	56,423,874

		65,287,283
Insurance – 0.9%
789,679	Prudential PLC	19,011,894
Internet & Catalog Retail – 1.1%
19,997	Priceline Group, Inc.*	23,023,946
Internet Software & Services – 2.2%
63,481	Google, Inc. – Class C	33,042,495
389,095	Yahoo!, Inc.*	15,287,543

		48,330,038
Leisure Products – 0.4%
375,732	Mattel, Inc.	9,652,555
Machinery – 0.5%
156,494	Dover Corp.	10,982,749
Oil, Gas & Consumable Fuels – 2.6%
207,497	Chevron Corp.	20,017,236
882,770	Enterprise Products Partners LP	26,385,995
394,225	Marathon Oil Corp.	10,462,731

		56,865,962
Pharmaceuticals – 8.7%
631,747	AbbVie, Inc.	42,447,081
115,862	Allergan PLC*	35,159,482
583,657	Bristol-Myers Squibb Co.	38,836,537
294,663	Eli Lilly & Co.	24,601,414
328,887	Endo International PLC*	26,195,850
372,812	Merck & Co., Inc.	21,224,187

		188,464,551
Professional Services – 0.3%
58,220	Towers Watson & Co. – Class A	7,324,076
Real Estate Investment Trusts (REITs) – 0.2%
216,371	Outfront Media, Inc.	5,461,204
Real Estate Management & Development – 0.3%
6,399,631	Colony American Homes Holdings III LP*,§	7,423,572
Road & Rail – 1.4%
325,646	Union Pacific Corp.	31,056,859
Semiconductor & Semiconductor Equipment – 0.6%
125,486	NXP Semiconductor NV*	12,322,725
Software – 1.8%
897,248	Microsoft Corp.	39,613,499

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Specialty Retail – 1.6%
305,353	Home Depot, Inc.	$33,933,879
Technology Hardware, Storage & Peripherals – 3.6%
539,032	Apple, Inc.	67,608,089
220,686	Seagate Technology PLC	10,482,585

		78,090,674
Textiles, Apparel & Luxury Goods – 1.9%
376,572	NIKE, Inc. – Class B	40,677,308
Tobacco – 1.7%
389,867	Altria Group, Inc.	19,068,395
221,071	Philip Morris International, Inc.†	17,723,262

		36,791,657

Total Common Stocks (cost $995,853,378)		1,216,410,172
Corporate Bonds – 15.6%
Asset-Backed Securities – 0.1%
$1,862,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	1,852,641
Banking – 2.1%
348,000	Ally Financial, Inc. 8.0000%, 12/31/18	388,455
1,978,000	Ally Financial, Inc. 4.1250%, 3/30/20	1,974,281
1,513,000	Ally Financial, Inc. 4.6250%, 5/19/22	1,494,088
2,093,000	American Express Co. 6.8000%, 9/1/66‡	2,153,488
800,000	Bank of America Corp. 1.5000%, 10/9/15	801,836
1,777,000	Bank of America Corp. 8.0000%µ	1,874,735
1,030,000	Citigroup, Inc. 5.8000%µ	1,032,575
701,000	Discover Financial Services 3.9500%, 11/6/24	681,141
1,472,000	Discover Financial Services 3.7500%, 3/4/25	1,405,508
3,307,000	Goldman Sachs Capital I 6.3450%, 2/15/34	3,835,591
719,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	761,361
1,887,000	Intesa Sanpaolo SpA 5.0170%, 6/26/24 (144A)	1,833,304
1,867,000	Morgan Stanley 5.5500%µ	1,853,464
1,637,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	1,641,577
3,351,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	3,562,907
2,515,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	2,663,214
5,055,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	5,048,848
4,622,000	Santander UK PLC 5.0000%, 11/7/23 (144A)	4,729,619
1,936,000	SVB Financial Group 5.3750%, 9/15/20	2,157,354
2,164,000	Synchrony Financial 3.0000%, 8/15/19	2,179,403
2,827,000	Zions Bancorporation 5.8000%µ	2,689,184

		44,761,933
Basic Industry – 0.8%
2,574,000	Albemarle Corp. 4.1500%, 12/1/24	2,565,689
2,116,000	Albemarle Corp. 5.4500%, 12/1/44	2,117,900
1,034,000	Ashland, Inc. 3.8750%, 4/15/18	1,062,435
1,335,000	Ashland, Inc. 6.8750%, 5/15/43	1,355,025
3,105,000	Georgia-Pacific LLC 3.1630%, 11/15/21 (144A)	3,142,769
1,565,000	Georgia-Pacific LLC 3.6000%, 3/1/25 (144A)	1,549,647
2,233,000	LyondellBasell Industries NV 4.6250%, 2/26/55	1,966,476
1,596,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	1,570,060
1,886,000	Rockwood Specialties Group, Inc. 4.6250%, 10/15/20	1,963,798

		17,293,799
Brokerage – 1.5%
3,303,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	3,303,000
1,118,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	1,129,946
1,260,000	Charles Schwab Corp. 3.0000%, 3/10/25	1,235,892
1,707,000	Charles Schwab Corp. 7.0000%µ	1,982,578
2,050,000	E*TRADE Financial Corp. 5.3750%, 11/15/22	2,101,250
2,745,000	E*TRADE Financial Corp. 4.6250%, 9/15/23	2,696,963
84,000	Lazard Group LLC 6.8500%, 6/15/17	91,763
2,147,000	Lazard Group LLC 4.2500%, 11/14/20	2,257,485
1,923,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	2,055,206
2,185,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.8750%, 4/15/45 (144A)	1,981,179
2,540,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	2,603,482
4,794,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	5,332,855
1,452,000	Stifel Financial Corp. 4.2500%, 7/18/24	1,434,666
1,745,000	TD Ameritrade Holding Corp. 2.9500%, 4/1/22	1,730,180
3,641,000	TD Ameritrade Holding Corp. 3.6250%, 4/1/25	3,697,607

		33,634,052

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Capital Goods – 0.7%
$1,100,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	$1,100,000
1,528,000	Exelis, Inc. 4.2500%, 10/1/16	1,576,917
690,000	Exelis, Inc. 5.5500%, 10/1/21	759,215
1,902,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,949,746
1,764,000	Hanson, Ltd. 6.1250%, 8/15/16	1,837,206
720,000	Harris Corp. 3.8320%, 4/27/25	699,891
1,090,000	Harris Corp. 5.0540%, 4/27/45	1,038,461
1,026,000	Martin Marietta Materials, Inc. 4.2500%, 7/2/24	1,038,637
749,000	Owens Corning 4.2000%, 12/1/24	735,195
1,247,000	Vulcan Materials Co. 7.0000%, 6/15/18	1,409,110
691,000	Vulcan Materials Co. 7.5000%, 6/15/21	794,650
3,174,000	Vulcan Materials Co. 4.5000%, 4/1/25	3,166,065

		16,105,093
Communications – 0.3%
831,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20	826,845
1,037,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	1,052,309
1,566,000	Sprint Corp. 7.2500%, 9/15/21	1,526,850
2,036,000	UBM PLC 5.7500%, 11/3/20 (144A)	2,197,042

		5,603,046
Consumer Cyclical – 1.2%
2,163,000	1011778 BC ULC / New Red Finance, Inc. 4.6250%, 1/15/22 (144A)	2,130,555
2,982,000	Brinker International, Inc. 3.8750%, 5/15/23	2,907,545
441,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	453,013
664,000	DR Horton, Inc. 4.7500%, 5/15/17	688,900
1,435,000	DR Horton, Inc. 3.7500%, 3/1/19	1,445,762
1,420,000	General Motors Co. 3.5000%, 10/2/18	1,466,164
7,367,000	General Motors Co. 4.8750%, 10/2/23	7,766,829
601,000	General Motors Co. 6.2500%, 10/2/43	670,449
768,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18	785,467
977,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	1,040,942
1,638,000	MDC Holdings, Inc. 5.5000%, 1/15/24	1,609,335
794,000	Schaeffler Finance BV 4.2500%, 5/15/21 (144A)	774,150
596,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	607,920
543,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	582,368
304,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	297,920
949,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	873,080
827,000	ZF North America Capital, Inc. 4.0000%, 4/29/20 (144A)	825,966
434,000	ZF North America Capital, Inc. 4.5000%, 4/29/22 (144A)	425,125
827,000	ZF North America Capital, Inc. 4.7500%, 4/29/25 (144A)	800,644

		26,152,134
Consumer Non-Cyclical – 2.0%
181,000	Actavis Funding SCS 2.4500%, 6/15/19	180,278
2,651,000	Actavis Funding SCS 3.0000%, 3/12/20	2,657,012
535,000	Actavis Funding SCS 3.8500%, 6/15/24	528,552
3,063,000	Actavis Funding SCS 3.8000%, 3/15/25	3,008,852
1,445,000	Actavis Funding SCS 4.5500%, 3/15/35	1,373,866
476,000	Actavis Funding SCS 4.8500%, 6/15/44	459,242
1,084,000	Actavis Funding SCS 4.7500%, 3/15/45	1,032,027
1,764,000	Becton Dickinson and Co. 1.8000%, 12/15/17	1,764,215
2,517,000	Fresenius Medical Care US Finance II, Inc. 5.8750%, 1/31/22 (144A)	2,668,020
1,041,000	HCA, Inc. 3.7500%, 3/15/19	1,048,808
1,281,000	HJ Heinz Co. 2.8000%, 7/2/20 (144A)	1,281,997
1,099,000	HJ Heinz Co. 3.5000%, 7/15/22 (144A)	1,101,578
2,000,000	Laboratory Corp. of America Holdings 3.2000%, 2/1/22	1,971,788
1,997,000	Laboratory Corp. of America Holdings 3.6000%, 2/1/25	1,909,951
1,323,000	Life Technologies Corp. 6.0000%, 3/1/20	1,488,191
461,000	Life Technologies Corp. 5.0000%, 1/15/21	507,170
809,000	Omnicare, Inc. 4.7500%, 12/1/22	857,540
1,070,000	Omnicare, Inc. 5.0000%, 12/1/24	1,150,250
295,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	299,425
962,000	Thermo Fisher Scientific, Inc. 3.3000%, 2/15/22	950,631
1,394,000	Tyson Foods, Inc. 6.6000%, 4/1/16	1,447,279

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2015

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Consumer Non-Cyclical – (continued)
$1,095,000	Valeant Pharmaceuticals International, Inc. 5.8750%, 5/15/23 (144A)	$1,122,375
1,095,000	Valeant Pharmaceuticals International, Inc. 6.1250%, 4/15/25 (144A)	1,126,481
3,197,000	Wm Wrigley Jr Co. 2.4000%, 10/21/18 (144A)	3,242,417
3,194,000	Wm Wrigley Jr Co. 3.3750%, 10/21/20 (144A)	3,291,337
1,989,000	Zimmer Biomet Holdings, Inc. 2.7000%, 4/1/20	1,979,160
2,350,000	Zimmer Biomet Holdings, Inc. 3.1500%, 4/1/22	2,311,592
2,708,000	Zimmer Biomet Holdings, Inc. 3.5500%, 4/1/25	2,616,434

		43,376,468
Electric – 0.2%
967,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	1,020,185
1,264,000	PPL WEM, Ltd. / Western Power Distribution, Ltd. 3.9000%, 5/1/16 (144A)	1,289,289
1,709,000	PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.3750%, 5/1/21 (144A)	1,890,436

		4,199,910
Energy – 2.1%
1,514,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	1,370,170
1,985,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	1,721,987
1,406,000	Chevron Corp. 1.3450%, 11/15/17	1,411,717
4,129,000	Cimarex Energy Co. 5.8750%, 5/1/22	4,418,030
3,945,000	Cimarex Energy Co. 4.3750%, 6/1/24	3,896,398
2,663,000	DCP Midstream Operating LP 4.9500%, 4/1/22	2,626,203
1,398,000	DCP Midstream Operating LP 3.8750%, 3/15/23	1,291,637
557,000	DCP Midstream Operating LP 5.6000%, 4/1/44	496,786
1,590,000	Devon Energy Corp. 2.2500%, 12/15/18	1,594,310
985,000	Energy Transfer Partners LP 4.1500%, 10/1/20	1,012,344
1,438,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	1,441,870
1,111,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	1,079,473
943,000	Forum Energy Technologies, Inc. 6.2500%, 10/1/21	933,570
2,759,000	Helmerich & Payne International Drilling Co. 4.6500%, 3/15/25 (144A)	2,848,083
912,000	Kinder Morgan Energy Partners LP 5.0000%, 10/1/21	965,026
958,000	Kinder Morgan Energy Partners LP 4.3000%, 5/1/24	945,396
96,000	Kinder Morgan, Inc. 6.5000%, 9/15/20	109,777
1,080,000	Kinder Morgan, Inc. 7.7500%, 1/15/32	1,237,736
1,414,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	1,554,727
2,021,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19	2,015,947
3,820,000	Oceaneering International, Inc. 4.6500%, 11/15/24	3,816,501
566,000	Phillips 66 Partners LP 3.6050%, 2/15/25	532,668
1,904,000	Plains All American Pipeline LP / PAA Finance Corp. 3.9500%, 9/15/15	1,914,780
2,309,000	Spectra Energy Partners LP 4.7500%, 3/15/24	2,440,230
1,665,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.1250%, 11/15/19 (144A)	1,648,350
3,243,000	Western Gas Partners LP 5.3750%, 6/1/21	3,500,501

		46,824,217
Finance Companies – 0.7%
1,037,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.6250%, 7/1/22	1,039,593
4,079,000	CIT Group, Inc. 4.2500%, 8/15/17	4,140,185
3,221,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	3,357,892
1,389,000	GE Capital Trust I 6.3750%, 11/15/67‡	1,483,452
924,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	993,300
2,700,000	General Electric Capital Corp. 6.2500%µ	2,953,125
800,000	General Electric Capital Corp. 7.1250%µ	923,000

		14,890,547
Financial – 0.4%
2,152,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	2,207,280
2,373,000	Kennedy-Wilson, Inc. 5.8750%, 4/1/24	2,361,135
3,812,000	LeasePlan Corp. NV 2.5000%, 5/16/18 (144A)	3,817,604

		8,386,019
Industrial – 0.1%
874,000	Cintas Corp. No 2 2.8500%, 6/1/16	885,175
916,000	Cintas Corp. No 2 4.3000%, 6/1/21	988,132

		1,873,307
Insurance – 0.3%
493,000	CNO Financial Group, Inc. 4.5000%, 5/30/20	500,395

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 13

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Insurance – (continued)
$1,405,000	CNO Financial Group, Inc. 5.2500%, 5/30/25	$1,427,761
3,253,000	Primerica, Inc. 4.7500%, 7/15/22	3,470,564
1,324,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	1,352,135

		6,750,855
Real Estate Investment Trusts (REITs) – 0.7%
1,519,000	Alexandria Real Estate Equities, Inc. 2.7500%, 1/15/20	1,503,552
2,664,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	2,806,351
1,389,000	Alexandria Real Estate Equities, Inc. 4.5000%, 7/30/29	1,391,625
1,239,000	Post Apartment Homes LP 4.7500%, 10/15/17	1,320,195
696,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	718,869
399,000	Retail Opportunity Investments Partnership LP 5.0000%, 12/15/23	418,642
757,000	Retail Opportunity Investments Partnership LP 4.0000%, 12/15/24	748,989
609,000	Senior Housing Properties Trust 6.7500%, 4/15/20	683,896
673,000	Senior Housing Properties Trust 6.7500%, 12/15/21	766,079
1,479,000	SL Green Realty Corp. 5.0000%, 8/15/18	1,583,506
2,854,000	SL Green Realty Corp. 7.7500%, 3/15/20	3,400,335

		15,342,039
Technology – 2.0%
996,000	Autodesk, Inc. 3.6000%, 12/15/22	990,743
3,260,000	Cadence Design Systems, Inc. 4.3750%, 10/15/24	3,270,452
429,000	Fidelity National Information Services, Inc. 5.0000%, 3/15/22	452,840
1,260,000	Fiserv, Inc. 3.1250%, 10/1/15	1,266,702
847,000	Molex Electronic Technologies LLC 2.8780%, 4/15/20 (144A)	834,000
3,386,000	Molex Electronic Technologies LLC 3.9000%, 4/15/25 (144A)	3,280,871
699,000	Seagate HDD Cayman 4.7500%, 6/1/23	709,952
6,679,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	6,637,937
1,816,000	Seagate HDD Cayman 4.8750%, 6/1/27 (144A)	1,765,272
2,109,000	Seagate HDD Cayman 5.7500%, 12/1/34 (144A)	2,076,566
3,593,000	Trimble Navigation, Ltd. 4.7500%, 12/1/24	3,597,850
5,164,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	5,104,919
1,226,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	1,310,593
4,533,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	5,100,056
1,187,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	1,208,646
3,711,000	Verisk Analytics, Inc. 4.0000%, 6/15/25	3,634,197
2,006,000	Verisk Analytics, Inc. 5.5000%, 6/15/45	1,972,897

		43,214,493
Transportation – 0.4%
346,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	347,407
1,918,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	1,927,642
241,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	242,685
2,014,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	2,075,693
1,346,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 6/15/19 (144A)	1,333,158
205,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	216,627
1,104,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	1,118,805
1,308,000	Southwest Airlines Co. 5.1250%, 3/1/17	1,387,885

		8,649,902

Total Corporate Bonds (cost $337,505,728)		338,910,455
Mortgage-Backed Securities – 7.6%
	Fannie Mae Pool:
300,345	5.5000%, 1/1/25	327,875
441,222	4.0000%, 6/1/29	474,411
766,439	5.0000%, 9/1/29	845,706
883,157	3.5000%, 10/1/29	931,001
314,891	5.0000%, 1/1/30	347,658
192,198	5.5000%, 1/1/33	215,920
912,051	4.0000%, 4/1/34	984,230
861,514	6.0000%, 10/1/35	984,895
956,767	6.0000%, 12/1/35	1,094,239
159,482	6.0000%, 2/1/37	184,409
857,150	6.0000%, 9/1/37	943,544
708,850	6.0000%, 10/1/38	806,453
258,968	7.0000%, 2/1/39	312,969
1,000,401	5.5000%, 3/1/40	1,142,662
2,923,716	5.5000%, 4/1/40	3,297,174
280,401	4.5000%, 10/1/40	305,374
2,204,233	5.0000%, 2/1/41	2,454,862
536,450	5.5000%, 2/1/41	612,227
549,831	5.0000%, 4/1/41	612,703
1,271,374	5.0000%, 5/1/41	1,408,189
947,904	5.5000%, 5/1/41	1,063,963
1,534,137	5.5000%, 6/1/41	1,725,303
1,139,163	5.0000%, 7/1/41	1,268,457
1,204,509	5.5000%, 7/1/41	1,352,836
962,383	4.5000%, 8/1/41	1,047,204

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 | JUNE 30, 2015

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
	Fannie Mae Pool: (continued)
$1,389,638	5.5000%, 12/1/41	$1,568,800
1,454,570	4.5000%, 1/1/42	1,584,739
1,539,095	4.0000%, 6/1/42	1,642,346
2,282,729	4.5000%, 6/1/42	2,472,822
7,831,182	3.5000%, 7/1/42	8,106,300
2,340,692	4.0000%, 7/1/42	2,497,445
710,387	4.0000%, 8/1/42	758,052
873,507	4.0000%, 9/1/42	932,312
1,106,675	4.0000%, 9/1/42	1,180,969
1,078,141	4.0000%, 11/1/42	1,150,559
850,287	4.0000%, 12/1/42	909,341
1,815,841	3.5000%, 1/1/43	1,874,193
3,538,324	3.5000%, 2/1/43	3,651,927
4,870,040	4.5000%, 2/1/43	5,308,881
3,931,528	4.5000%, 3/1/43	4,319,730
2,455,491	4.0000%, 5/1/43	2,620,341
2,281,342	4.0000%, 7/1/43	2,434,945
2,621,543	4.0000%, 8/1/43	2,798,139
648,811	4.0000%, 9/1/43	691,941
1,437,475	3.5000%, 1/1/44	1,490,785
3,230,028	3.5000%, 1/1/44	3,351,424
1,739,781	4.0000%, 2/1/44	1,857,012
1,696,437	3.5000%, 4/1/44	1,756,053
4,904,114	3.5000%, 5/1/44	5,085,704
6,412,792	4.5000%, 5/1/44	7,069,655
2,236,043	4.0000%, 6/1/44	2,386,401
4,252,059	4.0000%, 7/1/44	4,557,549
2,510,763	5.0000%, 7/1/44	2,834,991
1,024,692	4.0000%, 8/1/44	1,098,311
2,683,207	4.0000%, 8/1/44	2,875,991
2,848,910	4.5000%, 8/1/44	3,138,904
1,427,346	4.5000%, 10/1/44	1,571,207
2,142,514	4.5000%, 10/1/44	2,360,762
2,601,542	4.5000%, 3/1/45	2,863,753
	Freddie Mac Gold Pool:
194,226	5.0000%, 1/1/19	202,796
182,699	5.5000%, 8/1/19	191,608
295,909	5.0000%, 6/1/20	315,442
693,843	5.5000%, 12/1/28	776,602
1,016,355	3.5000%, 7/1/29	1,071,822
577,048	5.5000%, 10/1/36	651,019
2,764,672	6.0000%, 4/1/40	3,152,744
728,399	4.5000%, 1/1/41	792,309
1,486,431	5.0000%, 5/1/41	1,657,958
903,319	5.5000%, 5/1/41	1,012,977
2,158,608	5.5000%, 8/1/41	2,478,801
3,255,482	5.5000%, 9/1/41	3,649,873
1,254,093	3.5000%, 2/1/44	1,294,506
886,006	4.0000%, 8/1/44	946,443
4,176,716	4.5000%, 9/1/44	4,600,318
	Ginnie Mae I Pool:
937,383	5.1000%, 1/15/32	1,073,272
1,027,625	4.9000%, 10/15/34	1,144,025
125,214	5.5000%, 9/15/35	145,807
581,074	5.5000%, 3/15/36	664,247
767,121	5.5000%, 8/15/39	879,326
2,360,992	5.5000%, 8/15/39	2,721,553
549,397	5.0000%, 10/15/39	613,308
866,935	5.5000%, 10/15/39	1,000,447
883,125	5.0000%, 11/15/39	980,374
276,078	5.0000%, 1/15/40	306,436
96,453	5.0000%, 5/15/40	108,663
319,139	5.0000%, 5/15/40	359,771
233,173	5.0000%, 7/15/40	258,613
945,812	5.0000%, 7/15/40	1,049,404
969,455	5.0000%, 2/15/41	1,076,807
393,000	5.0000%, 5/15/41	445,990
267,035	4.5000%, 7/15/41	293,879
2,080,534	4.5000%, 8/15/41	2,301,797
227,574	5.0000%, 9/15/41	253,819
	Ginnie Mae II Pool:
512,120	6.0000%, 11/20/34	593,961
601,590	5.5000%, 11/20/37	673,697
210,968	6.0000%, 1/20/39	238,995
1,449,205	4.5000%, 10/20/41	1,565,328
89,921	6.0000%, 10/20/41	103,416
279,444	6.0000%, 12/20/41	320,298
607,553	5.5000%, 1/20/42	691,030
292,661	6.0000%, 1/20/42	336,160
245,952	6.0000%, 2/20/42	282,556
223,535	6.0000%, 3/20/42	256,868
799,577	6.0000%, 4/20/42	918,734
477,620	3.5000%, 5/20/42	498,429
756,743	5.5000%, 5/20/42	861,938
363,767	6.0000%, 5/20/42	413,037
1,088,471	5.5000%, 7/20/42	1,223,349
239,612	6.0000%, 7/20/42	275,212
244,412	6.0000%, 8/20/42	280,632
574,870	6.0000%, 9/20/42	661,453
239,550	6.0000%, 11/20/42	274,421
326,787	6.0000%, 2/20/43	375,603

Total Mortgage-Backed Securities (cost $163,842,548)		164,864,421
Preferred Stocks – 0.6%
Capital Markets – 0.2%
72,000	Morgan Stanley, 6.8750%	1,920,960
72,030	Morgan Stanley, 7.1250%	2,013,239
11,525	Morgan Stanley Capital Trust III, 6.2500%	294,233
2,590	Morgan Stanley Capital Trust IV, 6.2500%	65,890
954	Morgan Stanley Capital Trust V, 5.7500%	24,098
627	Morgan Stanley Capital Trust VIII, 6.4500%	15,894
15,200	State Street Corp., 5.9000%	390,184

		4,724,498
Commercial Banks – 0.2%
49,000	Citigroup Capital XIII, 7.8750%	1,272,040
101,000	Wells Fargo & Co., 6.6250%	2,787,600

		4,059,640
Consumer Finance – 0.2%
1,501	Ally Financial, Inc., 7.0000% (144A)	1,516,714
92,000	Discover Financial Services, 6.5000%	2,343,240

		3,859,954
Industrial Conglomerates – 0%
8,084	General Electric Capital Corp., 4.7000%	196,441
Pharmaceuticals – 0%
616	Allergan PLC, 5.5000%	642,229

Total Preferred Stocks (cost $13,067,694)		13,482,762
U.S. Treasury Notes/Bonds – 16.8%
$32,850,000	0.3750%, 5/31/16	32,873,094
10,028,000	0.5000%, 6/30/16	10,044,456

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 15

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
$22,053,000	0.6250%, 7/15/16	$22,113,293
4,753,000	0.6250%, 12/31/16	4,763,024
41,376,000	0.5000%, 1/31/17	41,363,091
3,737,000	0.5000%, 4/30/17	3,730,868
2,187,000	0.6250%, 5/31/17	2,186,659
13,315,000	1.0000%, 12/15/17	13,372,215
11,866,000	1.3750%, 7/31/18	11,984,660
14,058,000	1.5000%, 8/31/18	14,241,415
46,868,000	1.3750%, 9/30/18	47,255,315
9,233,000	1.2500%, 10/31/18	9,264,743
7,996,000	1.6250%, 7/31/19	8,064,094
7,135,000	1.7500%, 9/30/19	7,220,841
10,594,000	1.5000%, 10/31/19	10,599,795
12,933,000	1.5000%, 11/30/19	12,935,018
10,968,000	1.6250%, 12/31/19	11,013,418
307,000	1.3750%, 3/31/20	303,978
5,744,000	2.1250%, 9/30/21	5,801,440
8,061,000	2.1250%, 12/31/21	8,123,972
2,452,000	1.7500%, 5/15/23	2,371,736
9,087,000	2.5000%, 8/15/23	9,282,934
12,617,000	2.7500%, 11/15/23	13,115,763
6,538,000	2.5000%, 5/15/24	6,649,859
1,669,000	2.3750%, 8/15/24	1,677,998
19,719,000	2.2500%, 11/15/24	19,598,832
1,151,000	2.0000%, 2/15/25	1,118,268
13,484,000	2.1250%, 5/15/25	13,239,602
8,452,000	3.7500%, 11/15/43	9,507,181
1,893,000	3.6250%, 2/15/44	2,081,264
1,799,000	3.3750%, 5/15/44	1,889,653
433,000	3.1250%, 8/15/44	433,711
6,935,000	3.0000%, 5/15/45	6,796,300

Total U.S. Treasury Notes/Bonds (cost $362,477,006)		365,018,490
Investment Companies – 0.7%
Money Markets – 0.7%
14,431,141	Janus Cash Liquidity Fund LLC, 0.1291%°°,£ (cost $14,431,141)	14,431,141

Total Investments (total cost $1,948,311,450) – 100.1%		2,174,071,661

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(1,976,986)

Net Assets – 100%		$2,172,094,675

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$2,085,582,203	95.9%
United Kingdom	41,710,832	1.9
Netherlands	18,532,057	0.9
Germany	7,784,124	0.4
Taiwan	5,104,919	0.2
Singapore	4,789,791	0.2
Spain	4,729,619	0.2
Canada	2,130,555	0.1
Italy	1,833,304	0.1
Japan	1,526,850	0.1
Australia	347,407	0.0

Total	$2,174,071,661	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America: British Pound 7/30/15	2,750,000	$4,319,281	$4,888

Credit Suisse International: British Pound 7/16/15	1,666,000	2,616,987	(40,718)

HSBC Securities (USA), Inc.: British Pound 7/23/15	1,905,000	2,992,249	25,252

JPMorgan Chase & Co.: British Pound 7/30/15	1,191,000	1,870,641	4,573

RBC Capital Markets Corp.: British Pound 7/16/15	972,000	1,526,838	(37,340)

Total		$13,325,996	$(43,345)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Barclays U.S. Aggregate Bond Index (45%).

Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2015 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Balanced Portfolio	$118,701,257	5.5%

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Portfolio	Aggregate Value

Janus Aspen Balanced Portfolio	$4,008,500

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

°°	Rate shown is the 7-day yield as of June 30, 2015.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Balanced Portfolio
Colony American Homes Holdings III LP	1/30/13	$6,407,653	$7,423,572	0.3%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	1,068,652	1,069,139	–

Total		$7,476,305	$8,492,711	0.3%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2015 The issuer incurs all registration costs.

Janus Aspen Series | 17

Notes to Schedule of Investments and Other Information (unaudited) (continued)

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Aspen Balanced Portfolio
Janus Cash Liquidity Fund LLC	7,849,944	705,833,197	(699,252,000)	14,431,141	$–	$16,074	$14,431,141

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Balanced Portfolio
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$53,398,918	$–

Bank Loans and Mezzanine Loans	–	7,555,302	–

Common Stocks
Real Estate Management & Development	–	–	7,423,572
All Other	1,208,986,600	–	–

Corporate Bonds	–	338,910,455	–

Mortgage-Backed Securities	–	164,864,421	–

Preferred Stocks	–	13,482,762	–

U.S. Treasury Notes/Bonds	–	365,018,490	–

Investment Companies	–	14,431,141	–

Total Investments in Securities	$1,208,986,600	$957,661,489	$7,423,572

Other Financial Instruments(a):
Forward Currency Contracts	$–	$34,713	$–

Total Assets	$1,208,986,600	$957,696,202	$7,423,572

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$78,058	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

18 | JUNE 30, 2015

Statement of Assets and Liabilities

Janus Aspen
Balanced
As of June 30, 2015 (unaudited)	Portfolio

Assets:
Investments, at cost	$1,948,311,450
Unaffiliated investments, at value	$2,159,640,520
Affiliated investments, at value	14,431,141
Cash	395,307
Forward currency contracts	34,713
Non-interested Trustees’ deferred compensation	43,411
Receivables:
Investments sold	9,710,264
Portfolio shares sold	1,672,857
Dividends	994,515
Dividends from affiliates	1,760
Foreign dividend tax reclaim	34,715
Interest	5,203,099
Other assets	2,175
Total Assets	2,192,164,477
Liabilities:
Forward currency contracts	78,058
Closed foreign currency contracts	192,272
Payables:
Investments purchased	17,453,855
Portfolio shares repurchased	877,170
Advisory fees	987,167
Portfolio administration fees	17,051
Transfer agent fees and expenses	937
12b-1 Distribution and shareholder servicing fees	350,669
Non-interested Trustees’ fees and expenses	12,247
Non-interested Trustees’ deferred compensation fees	43,411
Accrued expenses and other payables	56,965
Total Liabilities	20,069,802
Net Assets	$2,172,094,675
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,882,210,875
Undistributed net investment income/(loss)	7,935,258
Undistributed net realized gain/(loss) from investments and foreign currency transactions	56,227,628
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	225,720,914
Total Net Assets	$2,172,094,675
Net Assets - Institutional Shares	$470,572,834
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,554,809
Net Asset Value Per Share	$30.25
Net Assets - Service Shares	$1,701,521,841
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	53,508,227
Net Asset Value Per Share	$31.80

See Notes to Financial Statements.

Janus Aspen Series | 19

Statement of Operations

Janus Aspen
Balanced
For the period ended June 30, 2015 (unaudited)	Portfolio

Investment Income:
Interest	$11,761,597
Dividends	13,636,954
Dividends from affiliates	16,074
Other income	81,753
Total Investment Income	25,496,378
Expenses:
Advisory fees	5,489,522
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,904,534
Other transfer agent fees and expenses:
Institutional Shares	1,736
Service Shares	3,215
Shareholder reports expense	42,883
Registration fees	8,640
Custodian fees	15,351
Professional fees	28,332
Non-interested Trustees’ fees and expenses	27,186
Portfolio administration fees	88,849
Other expenses	62,828
Total Expenses	7,673,076
Net Expenses	7,673,076
Net Investment Income/(Loss)	17,823,302
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	53,021,210
Total Net Realized Gain/(Loss) on Investments	53,021,210
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(62,638,000)
Total Change in Unrealized Net Appreciation/Depreciation	(62,638,000)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,206,512

See Notes to Financial Statements.

20 | JUNE 30, 2015

Statements of Changes in Net Assets

	Janus Aspen
	Balanced
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Operations:
Net investment income/(loss)	$17,823,302	$27,486,533
Net realized gain/(loss) on investments	53,021,210	69,498,515
Change in unrealized net appreciation/depreciation	(62,638,000)	22,976,994
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,206,512	119,962,042
Dividends and Distributions to Shareholders:
Net Investment Income
Institutional Shares	(5,143,384)	(8,234,908)
Service Shares	(16,050,892)	(15,983,324)
Net Realized Gain from Investment Transactions
Institutional Shares	(15,890,685)	(12,417,608)
Service Shares	(54,459,824)	(25,030,597)
Net Decrease from Dividends and Distributions to Shareholders	(91,544,785)	(61,666,437)
Capital Share Transactions:
Shares Sold
Institutional Shares	22,647,199	28,106,105
Service Shares	541,590,409	398,303,471
Reinvested Dividends and Distributions
Institutional Shares	21,034,069	20,652,516
Service Shares	70,510,716	41,013,921
Shares Repurchased
Institutional Shares	(31,300,355)	(65,968,474)
Service Shares	(73,099,859)	(114,711,837)
Net Increase/(Decrease) from Capital Share Transactions	551,382,179	307,395,702
Net Increase/(Decrease) in Net Assets	468,043,906	365,691,307
Net Assets:
Beginning of period	1,704,050,769	1,338,359,462
End of period	$2,172,094,675	$1,704,050,769

Undistributed Net Investment Income/(Loss)	$7,935,258	$11,306,232

See Notes to Financial Statements.

Janus Aspen Series | 21

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Balanced Portfolio
2015 (unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$31.43	$30.26	$27.17	$26.62	$28.30	$26.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.31(1)	0.62(1)	0.56	1.14	0.73	0.81
Net realized and unrealized gain/(loss)	(0.07)	1.92	4.67	2.30	(0.22)	1.39
Total from Investment Operations	0.24	2.54	5.23	3.44	0.51	2.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.55)	(0.45)	(0.80)	(0.69)	(0.78)
Distributions (from capital gains)	(1.07)	(0.82)	(1.69)	(2.09)	(1.50)	–
Total Dividends and Distributions	(1.42)	(1.37)	(2.14)	(2.89)	(2.19)	(0.78)
Net Asset Value, End of Period	$30.25	$31.43	$30.26	$27.17	$26.62	$28.30
Total Return*	0.67%	8.54%	20.11%	13.66%	1.60%	8.39%
Net Assets, End of Period (in thousands)	$470,573	$475,807	$475,100	$435,689	$843,446	$955,585
Average Net Assets for the Period (in thousands)	$479,121	$472,445	$455,356	$509,335	$906,725	$970,582
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.57%	0.58%	0.58%	0.60%	0.57%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.57%	0.58%	0.58%	0.60%	0.57%	0.58%
Ratio of Net Investment Income/(Loss)**	1.96%	2.01%	1.87%	2.23%	2.50%	2.74%
Portfolio Turnover Rate	38%	87%	76%	77%	108%	90%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Balanced Portfolio
2015 (unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$32.97	$31.72	$28.42	$27.74	$29.42	$27.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(1)	0.57(1)	0.58	0.57	0.66	0.71
Net realized and unrealized gain/(loss)	(0.07)	2.00	4.82	2.94	(0.20)	1.51
Total from Investment Operations	0.21	2.57	5.40	3.51	0.46	2.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.50)	(0.41)	(0.74)	(0.64)	(0.73)
Distributions (from capital gains)	(1.07)	(0.82)	(1.69)	(2.09)	(1.50)	–
Total Dividends and Distributions	(1.38)	(1.32)	(2.10)	(2.83)	(2.14)	(0.73)
Net Asset Value, End of Period	$31.80	$32.97	$31.72	$28.42	$27.74	$29.42
Total Return*	0.58%	8.24%	19.80%	13.37%	1.35%	8.12%
Net Assets, End of Period (in thousands)	$1,701,522	$1,228,244	$863,259	$494,722	$763,208	$764,603
Average Net Assets for the Period (in thousands)	$1,543,044	$1,013,680	$596,154	$533,254	$770,420	$705,784
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.82%	0.84%	0.84%	0.85%	0.82%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.82%	0.84%	0.84%	0.85%	0.82%	0.83%
Ratio of Net Investment Income/(Loss)**	1.72%	1.77%	1.62%	2.00%	2.25%	2.49%
Portfolio Turnover Rate	38%	87%	76%	77%	108%	90%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22 | JUNE 30, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers thirteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in a combination of equity securities selected for growth potential and securities selected for income potential. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2015.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 2
Portfolio	to Level 1

Janus Aspen Balanced Portfolio	$22,167,011

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make

24 | JUNE 30, 2015

estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The Portfolio may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions) to adjust currency exposure relative to a benchmark index or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar

26 | JUNE 30, 2015

cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended June 30, 2015.

Portfolio	Sold

Janus Aspen Balanced Portfolio	$13,039,259

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2015.

Fair Value of Derivative Instruments as of June 30, 2015

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Balanced Portfolio
Currency Contracts	Forward currency contracts	$34,713	Forward currency contracts	$78,058

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2015

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions

Janus Aspen Balanced Portfolio
Currency Contracts	$(117,133)

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
Investments, foreign
currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation

Janus Aspen Balanced Portfolio
Currency Contracts	$(110,467)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers,

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced and may continue to experience severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans
The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of June 30, 2015.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in

28 | JUNE 30, 2015

connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$4,888	$–	$–	$4,888
HSBC Securities (USA), Inc.	25,252	–	–	25,252
JPMorgan Chase & Co.	4,573	–	–	4,573

Total	$34,713	$–	$–	$34,713

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$40,718	$–	$–	$40,718
RBC Capital Markets Corp.	37,340	–	–	37,340

Total	$78,058	$–	$–	$78,058

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition,

30 | JUNE 30, 2015

these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily	Contractual
	Net Assets	Investment
Portfolio	of the Portfolio	Advisory Fee (%)

Janus Aspen Balanced Portfolio	All Asset Levels	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing and other shareholder services for the Portfolio.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified

Janus Aspen Series | 31

Notes to Financial Statements (unaudited) (continued)

administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $21,949 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2015. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $146,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

32 | JUNE 30, 2015

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Balanced Portfolio	$1,947,491,420	$238,778,862	$(12,198,621)	$226,580,241

6.	Capital Share Transactions

	Janus Aspen Balanced Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Transactions in Portfolio Shares – Institutional Shares
Shares sold	711,758	915,113
Reinvested dividends and distributions	684,480	675,377
Shares repurchased	(981,908)	(2,148,096)
Net Increase/(Decrease) in Portfolio Shares	414,330	(557,606)
Shares Outstanding, Beginning of Period	15,140,479	15,698,085
Shares Outstanding, End of Period	15,554,809	15,140,479
Transactions in Portfolio Shares – Service Shares
Shares sold	16,264,519	12,324,980
Reinvested dividends and distributions	2,182,319	1,277,515
Shares repurchased	(2,189,433)	(3,565,814)
Net Increase/(Decrease) in Portfolio Shares	16,257,405	10,036,681
Shares Outstanding, Beginning of Period	37,250,822	27,214,141
Shares Outstanding, End of Period	53,508,227	37,250,822

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Balanced Portfolio	$741,147,214	$386,081,859	$488,899,595	$360,002,785

8.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

34 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

36 | JUNE 30, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

38 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

40 | JUNE 30, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

42 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

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Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the

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Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the

46 | JUNE 30, 2015

investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 47

Notes

48 | JUNE 30, 2015

Notes

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94025	109-24-81113 08-15

semiannual report
June 30, 2015

Janus Aspen Enterprise Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Enterprise Portfolio

Janus Aspen Enterprise Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

PERFORMANCE OVERVIEW

During the six months ended June 30, 2015, Janus Aspen Enterprise Portfolio’s Institutional Shares and Service Shares returned 6.08% and 5.97%, respectively. Meanwhile, the Portfolio’s benchmark, the Russell Midcap Growth Index, returned 4.18%.

INVESTMENT ENVIRONMENT

Mid-cap equities rose during the first half of the period, fueled in part by an improving economic picture in the U.S. and signs that the U.S. consumer remained strong. Low interest rates around the globe were also broadly supportive of equities. Stocks tied to the biotech and semiconductor industries were particular areas of strength for the mid-cap growth market.

For much of the second quarter, volatility remained low and stocks generally traded in a narrow range, as the market began to digest what the eventual end of the Federal Reserve’s accommodative monetary policies will mean for both the stock market and broader economy. However, mid-cap growth stocks sold off late in June as Greece moved closer to a potential exit from the eurozone.

STRATEGY OVERVIEW

The Portfolio outperformed its benchmark, the Russell Midcap Growth Index, during the period. Our Portfolio tends to emphasize companies that we believe have more predictable business models, recurring revenue streams and strong competitive positioning that can allow the companies to take market share and experience sustainable, long-term growth. We believe this focus should help the Portfolio outperform when markets are down and drive relative outperformance over full market cycles. Our Portfolio performed as we expected, exceeding the benchmark when the index was down in the second quarter.

Our performance this period was driven by strong results from a number of companies in our Portfolio. Pharmacyclics was the top contributor. The stock was up significantly in the first quarter after it was announced that AbbVie had won a bidding war to acquire the company. The high interest Pharmacyclics received from other companies bidding for it validated our view that its blood cancer treatments are truly innovative and offer significant growth potential. We sold the stock after the announcement.

Masimo was another top contributor. The stock was up after reporting strong first quarter 2015 results and raising revenue guidance for the year. The stock was also driven by its recent CE Mark, a manufacturer’s declaration that the product meets the requirements of the applicable European directives, for Masimo’s Root connectivity and patient monitoring platform with non-invasive blood pressure and temperature capabilities. We believe Masimo’s patient monitoring technology will continue to gain market share.

Verisk Analytics was another top contributor, rising after the company announced earnings that exceeded consensus expectations. The stock is a large holding in our Portfolio, and we continue to like its growth potential. Verisk provides services to the insurance industry through detailed actuarial and underwriting data for property and casualty companies, as well as predictive analytics to help underwriters model their risks. Innovation, analytics and data management are at the core of the company and management continues to find ways to expand its business by providing more services for new and existing customers.

While pleased with the results of many companies in our Portfolio, we did have some stocks that disappointed during the period. Athenahealth was a large detractor. The company’s services help physician groups become more efficient by providing technology solutions around practice management, electronic recordkeeping and care-coordination services. The company has been very successful selling its solutions to the ambulatory market, and is now making a broader push into larger hospitals. There is some concern on the time it will take

Janus Aspen Series | 1

Janus Aspen Enterprise Portfolio (unaudited)

athenahealth to grow in the hospital market, which has weighed on the stock recently, but as more focus is put on wringing costs from the health care industry, we think the value proposition of athenahealth’s solutions will continue to be in greater demand.

Rexnord Corporation was another detractor. The stock was down after the company reported weaker than expected fourth-quarter revenues. We continue to like the long-term outlook for the company, however. The firm conducts process and motion control and also offers a number of water treatment and waste water control products. We consider Rexnord a high-quality industrial firm with stable core business segments and strengthening end markets. We also appreciate its historical ability to generate high incremental margins and that its products are relatively low cost but mission critical to their customers, who give the firm high ratings.

Solera Holdings was also a detractor. The stock fell after the company missed earnings expectations, but our long-term view of the company remains the same. The company provides estimation tools and analytics for insurance companies and body shops to help assess the likely cost of an auto repair. The information from Solera’s databases plays a critical role in helping insurers reduce the cost of processing claims. In addition to its recurring revenue stream from existing insurance clients, we think Solera could experience significant growth in emerging markets, which will adopt the technology to replace paper-based processes.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Portfolio.

OUTLOOK

We would expect a modest return environment for mid-cap stocks in the back half of 2015, but the long, nearly uninterrupted run by U.S. equity markets also gives us pause for thought. We are not calling for a correction, but in long runs such as the current one (the small drop in mid-caps this quarter not withstanding) the market tends to give a lot of free passes to companies, placing more emphasis on their potential upside and less attention to downside risks.

We see this today, where enthusiasm for innovation in the biotech, consumer Internet, and software as a service (SAAS) industries has driven high valuations for stocks tied to these themes. We are not outright avoiding these areas of the market, and certainly some of these stocks offer dramatically improved therapies or have disruptive business models with high growth potential. However, we are navigating these pockets with a selective approach, making sure we understand the science behind new biotech therapies, or the addressable market and competitive landscape for consumer Internet and SAAS companies.

Predicting when market momentum eases is tough, if not impossible, but given where valuations sit today and the relative length of the market run, we think a focus on durable growth companies is well warranted. The sustainability of these companies’ business models and durability of their growth takes on more importance when risk tolerances wane and market valuations are called into question.

Thank you for your investment in Janus Aspen Enterprise Portfolio.

2 | JUNE 30, 2015

(unaudited)

Janus Aspen Enterprise Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Pharmacyclics, Inc.	0.72%
Masimo Corp.	0.50%
MSCI, Inc.	0.48%
Amdocs, Ltd. (U.S. Shares)	0.42%
Verisk Analytics, Inc. – Class A	0.41%

5 Bottom Performers – Holdings

Contribution

athenahealth, Inc.	–0.44%
Rexnord Corp.	–0.27%
KLA-Tencor Corp.	–0.27%
Solera Holdings, Inc.	–0.27%
Precision Castparts Corp.	–0.23%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Financials	0.77%	11.19%	9.55%
Consumer Discretionary	0.73%	9.30%	23.24%
Information Technology	0.49%	32.17%	18.37%
Energy	0.31%	1.25%	4.89%
Industrials	0.15%	22.64%	15.70%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Materials	–0.22%	1.83%	4.84%
Health Care	–0.15%	18.52%	14.26%
Consumer Staples	–0.12%	1.00%	7.99%
Other**	–0.07%	2.10%	0.00%
Telecommunication Services	0.02%	0.00%	0.96%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Enterprise Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Sensata Technologies Holding NV Electrical Equipment	3.4%
Verisk Analytics, Inc. – Class A Professional Services	3.2%
Crown Castle International Corp. Real Estate Investment Trusts (REITs)	2.9%
Amdocs, Ltd. (U.S. Shares) Information Technology Services	2.6%
Varian Medical Systems, Inc. Health Care Equipment & Supplies	2.3%

14.4%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

*Includes Other of (3.6)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of December 31, 2014

4 | JUNE 30, 2015

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015						Expense Ratios – per the May 1, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Enterprise Portfolio – Institutional Shares	6.08%	13.43%	19.07%	11.25%	10.68%	0.68%

Janus Aspen Enterprise Portfolio – Service Shares	5.97%	13.15%	18.76%	10.98%	10.40%	0.93%

Russell Midcap® Growth Index	4.18%	9.45%	18.69%	9.69%	9.75%

Morningstar Quartile – Institutional Shares	–	1st	1st	1st	2nd

Morningstar Ranking – based on total returns for Mid-Cap Growth Funds	–	95/768	97/683	39/628	56/211

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Enterprise Portfolio (unaudited)

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Institutional Shares	$1,000.00	$1,060.80	$3.42	$1,000.00	$1,021.47	$3.36	0.67%

Service Shares	$1,000.00	$1,059.70	$4.70	$1,000.00	$1,020.23	$4.61	0.92%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

Janus Aspen Enterprise Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks – 97.7%
Aerospace & Defense – 2.6%
118,804	HEICO Corp. – Class A	$6,031,679
38,290	Precision Castparts Corp.	7,653,022
24,742	TransDigm Group, Inc.*	5,558,785

		19,243,486
Air Freight & Logistics – 1.3%
204,287	Expeditors International of Washington, Inc.	9,418,652
Airlines – 1.6%
163,956	Ryanair Holdings PLC (ADR)	11,698,261
Biotechnology – 3.1%
104,934	Celgene Corp.*	12,144,537
46,245	Incyte Corp.*	4,819,191
48,343	Medivation, Inc.*	5,520,771

		22,484,499
Building Products – 0.8%
79,318	AO Smith Corp	5,709,310
Capital Markets – 3.1%
308,488	LPL Financial Holdings, Inc.#	14,341,607
221,743	TD Ameritrade Holding Corp.	8,164,577

		22,506,184
Chemicals – 1.7%
32,136	Air Products & Chemicals, Inc.	4,397,169
260,998	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	8,083,108

		12,480,277
Commercial Services & Supplies – 1.9%
237,831	Edenred#	5,876,184
284,246	Ritchie Bros Auctioneers, Inc. (U.S. Shares)#	7,936,148

		13,812,332
Diversified Consumer Services – 0.7%
135,307	ServiceMaster Global Holdings, Inc.*	4,894,054
Diversified Financial Services – 1.7%
201,143	MSCI, Inc.	12,380,352
Electrical Equipment – 4.2%
110,692	AMETEK, Inc.	6,063,708
475,407	Sensata Technologies Holding NV*	25,072,965

		31,136,673
Electronic Equipment, Instruments & Components – 5.5%
229,762	Amphenol Corp. – Class A	13,319,303
610,556	Flextronics International, Ltd.*	6,905,388
225,058	National Instruments Corp.	6,630,209
213,483	TE Connectivity, Ltd. (U.S. Shares)	13,726,957

		40,581,857
Food Products – 1.1%
93,477	Mead Johnson Nutrition Co.	8,433,495
Health Care Equipment & Supplies – 5.5%
449,297	Boston Scientific Corp.*	7,952,557
48,804	IDEXX Laboratories, Inc.*	3,130,289
221,494	Masimo Corp.*	8,580,677
28,145	Teleflex, Inc.	3,812,240
199,197	Varian Medical Systems, Inc.*	16,798,283

		40,274,046
Health Care Providers & Services – 1.7%
86,519	Henry Schein, Inc.*	12,296,080
Health Care Technology – 1.5%
97,316	athenahealth, Inc.*,#	11,150,467
Hotels, Restaurants & Leisure – 1.1%
142,946	Dunkin’ Brands Group, Inc.	7,862,030
Industrial Conglomerates – 1.1%
45,537	Roper Industries, Inc.	7,853,311
Information Technology Services – 9.6%
349,182	Amdocs, Ltd. (U.S. Shares)	19,061,845
26,487	Black Knight Financial Services, Inc. – Class A*	817,654
173,992	Broadridge Financial Solutions, Inc.	8,701,340
145,538	Fidelity National Information Services, Inc.	8,994,248
115,977	Gartner, Inc.*	9,948,507
37,325	Global Payments, Inc.	3,861,271
179,082	Jack Henry & Associates, Inc.	11,586,606
62,048	WEX, Inc.*	7,071,611

		70,043,082
Insurance – 1.9%
136,556	Aon PLC	13,611,902
Internet & Catalog Retail – 0.5%
92,658	Wayfair, Inc. – Class A*,#	3,487,647
Internet Software & Services – 1.5%
93,750	Cimpress NV*,#	7,890,000
14,299	CoStar Group, Inc.*	2,877,817

		10,767,817
Leisure Products – 0.8%
41,459	Polaris Industries, Inc.	6,140,492
Life Sciences Tools & Services – 3.6%
63,693	Bio-Techne Corp.	6,271,850
18,680	Mettler-Toledo International, Inc.*	6,378,473
134,168	PerkinElmer, Inc.	7,062,603
51,560	Waters Corp.*	6,619,273

		26,332,199
Machinery – 2.8%
108,901	Colfax Corp.*	5,025,781
441,773	Rexnord Corp.*	10,562,793
52,505	Wabtec Corp.	4,948,071

		20,536,645
Media – 2.1%
112,780	Discovery Communications, Inc. – Class C*	3,505,202
169,739	Markit, Ltd.*	4,340,226
110,071	Omnicom Group, Inc.	7,648,834

		15,494,262
Oil, Gas & Consumable Fuels – 1.1%
169,350	World Fuel Services Corp.	8,120,332
Pharmaceuticals – 2.2%
87,753	AbbVie, Inc.	5,896,124
129,464	Endo International PLC*	10,311,808

		16,207,932
Professional Services – 3.2%
322,092	Verisk Analytics, Inc. – Class A*,†	23,435,414
Real Estate Investment Trusts (REITs) – 5.0%
262,614	Crown Castle International Corp.	21,087,904
266,234	Lamar Advertising Co. – Class A	15,303,130

		36,391,034

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Enterprise Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Road & Rail – 0.8%
37,558	Canadian Pacific Railway, Ltd. (U.S. Shares)	$6,017,918
Semiconductor & Semiconductor Equipment – 5.5%
839,590	Atmel Corp.	8,274,160
141,765	KLA-Tencor Corp.	7,968,611
945,686	ON Semiconductor Corp.*	11,055,069
287,145	Xilinx, Inc.	12,680,323

		39,978,163
Software – 9.8%
666,576	Cadence Design Systems, Inc.*	13,104,884
23,012	Constellation Software, Inc.	9,137,356
30,202	FactSet Research Systems, Inc.	4,908,127
95,816	Intuit, Inc.	9,655,378
155,028	NICE Systems, Ltd. (ADR)	9,858,231
295,041	Solera Holdings, Inc.	13,147,027
185,679	SS&C Technologies Holdings, Inc.	11,604,938

		71,415,941
Textiles, Apparel & Luxury Goods – 5.0%
89,385	Carter’s, Inc.	9,501,625
420,244	Gildan Activewear, Inc.	13,968,911
7,049,719	Li & Fung, Ltd.	5,593,356
267,294	Wolverine World Wide, Inc.	7,612,533

		36,676,425
Trading Companies & Distributors – 2.1%
107,570	Fastenal Co.#	4,537,303
99,359	MSC Industrial Direct Co., Inc. – Class A	6,932,277
16,847	WW Grainger, Inc.#	3,986,843

		15,456,423

Total Common Stocks (cost $425,509,366)		714,328,994
Rights – 0%
Software – 0%
20,240	Constellation Software, Inc.* (cost $5,855)	4,051
Investment Companies – 5.9%
Investments Purchased with Cash Collateral from Securities Lending – 3.7%
27,084,221	Janus Cash Collateral Fund LLC, 0.1304%°°,£	27,084,221
Money Markets – 2.2%
16,164,631	Janus Cash Liquidity Fund LLC, 0.1291%°°,£	16,164,631

Total Investment Companies (cost $43,248,852)		43,248,852

Total Investments (total cost $468,764,073) – 103.6%		757,581,897

Liabilities, net of Cash, Receivables and Other Assets – (3.6)%		(26,510,149)

Net Assets – 100%		$731,071,748

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$675,068,147	89.1%
Canada	45,147,492	6.0
Ireland	11,698,261	1.5
Israel	9,858,231	1.3
France	5,876,184	0.8
Hong Kong	5,593,356	0.7
United Kingdom	4,340,226	0.6

Total	$757,581,897	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America:
Canadian Dollar 7/30/15	1,214,000	$971,737	$5,892
Euro 7/30/15	2,508,000	2,796,797	5,910

		3,768,534	11,802

Citibank NA:
Canadian Dollar 7/23/15	1,045,000	836,561	23,638
Euro 7/23/15	1,909,000	2,128,609	37,396

		2,965,170	61,034

Credit Suisse International:
Canadian Dollar 7/16/15	2,007,000	1,606,870	22,321
Euro 7/16/15	2,813,300	3,136,623	32,841

		4,743,493	55,162

HSBC Securities (USA), Inc.:
Canadian Dollar 7/23/15	2,873,000	2,299,943	42,055
Euro 7/23/15	4,800,000	5,352,185	75,175

		7,652,128	117,230

JPMorgan Chase & Co.: Euro 7/30/15	1,019,000	1,136,338	5,300

RBC Capital Markets Corp.: Euro 7/16/15	2,239,000	2,496,321	18,043

Total		$22,761,984	$268,571

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Portfolio	Aggregate Value

Janus Aspen Enterprise Portfolio	$18,917,600

°°	Rate shown is the 7-day yield as of June 30, 2015.

#	Loaned security; a portion of the security is on loan at June 30, 2015.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Aspen Enterprise Portfolio
Janus Cash Collateral Fund LLC	22,171,100	127,023,829	(122,110,708)	27,084,221	$–	80,795(1)	$27,084,221
Janus Cash Liquidity Fund LLC	22,265,533	57,074,098	(63,175,000)	16,164,631	–	8,586	16,164,631

Total					$–	$89,381	$43,248,852

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Enterprise Portfolio
Assets
Investments in Securities:
Common Stocks	$714,328,994	$ –	$–

Rights	4,051	–	–

Investment Companies	–	43,248,852	–

Total Investments in Securities	$714,333,045	$43,248,852	$–

Other Financial Instruments(a):
Forward Currency Contracts	$ –	$ 268,571	$–

Total Assets	$714,333,045	$43,517,423	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

10 | JUNE 30, 2015

Statement of Assets and Liabilities

Janus Aspen
Enterprise
As of June 30, 2015 (unaudited)	Portfolio

Assets:
Investments, at cost	$468,764,073
Unaffiliated investments, at value(1)	$714,333,045
Affiliated investments, at value	43,248,852
Cash	11,446
Forward currency contracts	268,571
Closed foreign currency contracts	7,475
Non-interested Trustees’ deferred compensation	14,626
Receivables:
Investments sold	1,098,443
Portfolio shares sold	98,850
Dividends	309,786
Dividends from affiliates	1,705
Other assets	547
Total Assets	759,393,346
Liabilities:
Collateral for securities loaned (Note 3)	27,084,221
Closed foreign currency contracts	72,793
Payables:
Portfolio shares repurchased	614,539
Advisory fees	392,991
Portfolio administration fees	5,833
Transfer agent fees and expenses	527
12b-1 Distribution and shareholder servicing fees	63,419
Non-interested Trustees’ fees and expenses	4,645
Non-interested Trustees’ deferred compensation fees	14,626
Accrued expenses and other payables	68,004
Total Liabilities	28,321,598
Net Assets	$731,071,748
Net Assets Consist of:
Capital (par value and paid-in surplus)	$401,300,162
Undistributed net investment income/(loss)	2,686,026
Undistributed net realized gain/(loss) from investments and foreign currency transactions	37,997,391
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	289,088,169
Total Net Assets	$731,071,748
Net Assets - Institutional Shares	$428,130,364
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,303,310
Net Asset Value Per Share	$58.62
Net Assets - Service Shares	$302,941,384
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,413,917
Net Asset Value Per Share	$55.96

(1)	Includes $26,449,531 of securities on loan. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
Enterprise
For the period ended June 30, 2015 (unaudited)	Portfolio

Investment Income:
Affiliated securities lending income, net	$80,795
Dividends	5,647,774
Dividends from affiliates	8,586
Other income	505
Foreign tax withheld	(132,404)
Total Investment Income	5,605,256
Expenses:
Advisory fees	2,304,691
12b-1 Distribution and shareholder servicing fees:
Service Shares	365,595
Other transfer agent fees and expenses:
Institutional Shares	1,607
Service Shares	827
Shareholder reports expense	20,148
Registration fees	10,914
Custodian fees	11,119
Professional fees	18,427
Non-interested Trustees’ fees and expenses	9,689
Portfolio administration fees	30,097
Other expenses	29,582
Total Expenses	2,802,696
Net Expenses	2,802,696
Net Investment Income/(Loss)	2,802,560
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	38,779,082
Total Net Realized Gain/(Loss) on Investments	38,779,082
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	165,368
Total Change in Unrealized Net Appreciation/Depreciation	165,368
Net Increase/(Decrease) in Net Assets Resulting from Operations	$41,747,010

See Notes to Financial Statements.

12 | JUNE 30, 2015

Statements of Changes in Net Assets

	Janus Aspen
	Enterprise
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Operations:
Net investment income/(loss)	$2,802,560	$2,355,377
Net realized gain/(loss) on investments	38,779,082	77,239,085
Change in unrealized net appreciation/depreciation	165,368	(1,208,984)
Net Increase/(Decrease) in Net Assets Resulting from Operations	41,747,010	78,385,478
Dividends and Distributions to Shareholders:
Net Investment Income
Institutional Shares	(1,583,222)	(640,569)
Service Shares	(873,050)	(89,019)
Net Realized Gain from Investment Transactions
Institutional Shares	(44,791,680)	(27,409,527)
Service Shares	(32,958,607)	(18,585,932)
Net Decrease from Dividends and Distributions to Shareholders	(80,206,559)	(46,725,047)
Capital Share Transactions:
Shares Sold
Institutional Shares	17,907,890	22,332,377
Service Shares	38,176,937	46,862,838
Reinvested Dividends and Distributions
Institutional Shares	46,374,902	28,050,096
Service Shares	33,831,657	18,674,951
Shares Repurchased
Institutional Shares	(32,976,456)	(59,205,592)
Service Shares	(29,919,195)	(59,958,407)
Net Increase/(Decrease) from Capital Share Transactions	73,395,735	(3,243,737)
Net Increase/(Decrease) in Net Assets	34,936,186	28,416,694
Net Assets:
Beginning of period	696,135,562	667,718,868
End of period	$731,071,748	$696,135,562

Undistributed Net Investment Income/(Loss)	$2,686,026	$2,339,738

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Enterprise Portfolio
2015 (unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$61.75	$58.96	$44.77	$38.17	$38.72	$30.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(1)	0.27(1)	0.22	0.30	0.10	0.09
Net realized and unrealized gain/(loss)	3.67	6.79	14.23	6.30	(0.65)	7.86
Total from Investment Operations	3.95	7.06	14.45	6.60	(0.55)	7.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.10)	(0.26)	–	–	(0.02)
Distributions (from capital gains)	(6.84)	(4.17)	–	–	–	–
Total Dividends and Distributions	(7.08)	(4.27)	(0.26)	–	–	(0.02)
Net Asset Value, End of Period	$58.62	$61.75	$58.96	$44.77	$38.17	$38.72
Total Return*	6.10%	12.50%	32.38%	17.29%	(1.42)%	25.85%
Net Assets, End of Period (in thousands)	$428,130	$417,895	$407,049	$341,699	$333,094	$394,500
Average Net Assets for the Period (in thousands)	$433,613	$402,634	$373,893	$344,014	$367,307	$359,669
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.67%	0.68%	0.69%	0.69%	0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.67%	0.68%	0.69%	0.69%	0.68%	0.68%
Ratio of Net Investment Income/(Loss)**	0.88%	0.45%	0.28%	0.52%	(0.17)%	(0.01)%
Portfolio Turnover Rate	10%	16%	15%	15%	15%	24%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Enterprise Portfolio
2015 (unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$59.26	$56.80	$43.18	$36.91	$37.53	$29.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.12(1)	(0.03)	0.09	(0.17)	(0.10)
Net realized and unrealized gain/(loss)	3.53	6.53	13.83	6.18	(0.45)	7.73
Total from Investment Operations	3.72	6.65	13.80	6.27	(0.62)	7.63
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.02)	(0.18)	–	–	–
Distributions (from capital gains)	(6.84)	(4.17)	–	–	–	–
Total Dividends and Distributions	(7.02)	(4.19)	(0.18)	–	–	–
Net Asset Value, End of Period	$55.96	$59.26	$56.80	$43.18	$36.91	$37.53
Total Return*	5.97%	12.24%	32.04%	16.99%	(1.65)%	25.52%
Net Assets, End of Period (in thousands)	$302,941	$278,240	$260,670	$212,971	$190,788	$243,756
Average Net Assets for the Period (in thousands)	$296,447	$262,698	$234,925	$206,153	$223,285	$220,145
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.92%	0.93%	0.94%	0.94%	0.93%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.92%	0.93%	0.94%	0.94%	0.93%	0.93%
Ratio of Net Investment Income/(Loss)**	0.62%	0.20%	0.03%	0.28%	(0.41)%	(0.26)%
Portfolio Turnover Rate	10%	16%	15%	15%	15%	24%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14 | JUNE 30, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Aspen Enterprise Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers thirteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out of
of Level 2 to
Portfolio	Level 1

Janus Aspen Enterprise Portfolio	$11,858,563

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

16 | JUNE 30, 2015

statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The Portfolio may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions) to adjust currency exposure relative to a benchmark index or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency

18 | JUNE 30, 2015

contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended June 30, 2015.

Portfolio	Sold

Janus Aspen Enterprise Portfolio	$24,660,304

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2015.

Fair Value of Derivative Instruments as of June 30, 2015

Derivatives not accounted	Asset Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Enterprise Portfolio
Currency Contracts	Forward currency contracts	$268,571

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2015

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions

Janus Aspen Enterprise Portfolio
Currency Contracts	$2,115,912

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
Investments, foreign
currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation

Janus Aspen Enterprise Portfolio
Currency Contracts	$(315,036)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced and may continue to experience severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

20 | JUNE 30, 2015

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$ 11,802	$–	$ –	$ 11,802
Citibank NA	61,034	–	–	61,034
Credit Suisse International	55,162	–	–	55,162
Deutsche Bank AG	26,449,531	–	(26,449,531)	–
HSBC Securities (USA), Inc.	117,230	–	–	117,230
JPMorgan Chase & Co.	5,300	–	–	5,300
RBC Capital Markets Corp.	18,043	–	–	18,043

Total	$26,718,102	$–	$(26,449,531)	$268,571

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily	Contractual
	Net Assets	Investment
Portfolio	of the Portfolio	Advisory Fee (%)

Janus Aspen Enterprise Portfolio	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing and other shareholder services for the Portfolio.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $21,949 was paid to the Chief

22 | JUNE 30, 2015

Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2015. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $146,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Enterprise Portfolio	$468,964,191	$295,684,821	$(7,067,115)	$288,617,706

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

6.	Capital Share Transactions

	Janus Aspen Enterprise Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Transactions in Portfolio Shares – Institutional Shares
Shares sold	275,923	378,818
Reinvested dividends and distributions	770,091	487,573
Shares repurchased	(509,759)	(1,003,722)
Net Increase/(Decrease) in Portfolio Shares	536,255	(137,331)
Shares Outstanding, Beginning of Period	6,767,055	6,904,386
Shares Outstanding, End of Period	7,303,310	6,767,055
Transactions in Portfolio Shares – Service Shares
Shares sold	614,178	824,572
Reinvested dividends and distributions	588,581	337,825
Shares repurchased	(484,063)	(1,056,210)
Net Increase/(Decrease) in Portfolio Shares	718,696	106,187
Shares Outstanding, Beginning of Period	4,695,221	4,589,034
Shares Outstanding, End of Period	5,413,917	4,695,221

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Enterprise Portfolio	$68,942,156	$68,261,463	$–	$–

8.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

24 | JUNE 30, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Aspen Series | 25

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

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Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

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Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

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Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

34 | JUNE 30, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Aspen Series | 35

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the

36 | JUNE 30, 2015

Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the

Janus Aspen Series | 37

Useful Information About Your Portfolio Report (unaudited) (continued)

investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38 | JUNE 30, 2015

Notes

Janus Aspen Series | 39

Notes

40 | JUNE 30, 2015

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94121	109-24-81116 08-15

semiannual report
June 30, 2015

Janus Aspen Flexible Bond Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Flexible Bond Portfolio

Janus Aspen Flexible Bond Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe a bottom-up, fundamentally driven investment process can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE SUMMARY

During the six-month period ended June 30, 2015, Janus Aspen Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 0.53% and 0.38%, respectively, compared with a -0.10% return for the Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

After experiencing increased volatility during the first part of the period amid persistent uncertainty of the timing of the Federal Reserve’s (Fed) expected rate hike, fixed income markets largely retreated over the rest of the period, influenced by a combination of improving U.S. data and uncertainty about the path of global monetary policy. The volatility that characterized fixed income markets during the winter initially subsided in early spring, only to flare up as the period closed. Data indicated that the economy had slowed during the year’s first three months. First quarter gross domestic product was negative and the March employment report disappointed. Over the ensuing two months, the employment picture rebounded with monthly payroll gains resuming their recent pace of just under 250,000, and hourly wage gains reached the highest level since 2013. Improving manufacturing data and retail sales also suggested that the winter slowdown had been transient. In June, the Fed stated that it would be appropriate to raise rates during the latter part of 2015. Yet, it reiterated that any move would be data dependent and gradual. Overall, the Fed reinforced its bias of ensuring that sustained growth takes hold.

The U.S. Treasury curve steepened during the second half of the period, with yields on the 10- and 30-year reaching levels not visited since last autumn. After dipping to 1.85% in early April, the 10-year yield nearly hit 2.50% in June. However, Treasury yields were partly capped by the March launch of the European Central Bank’s (ECB) quantitative easing (QE) program. The ECB’s QE drove eurozone sovereign yields into negative territory and encouraged foreign investors to purchase relatively higher-yielding Treasurys. However, Germany’s 10-year bund aggressively sold off in the spring, with its yield rising almost 1% from near 0%. Prior to the late-quarter tumult fueled by Greece, improving data caused some to wonder whether it would be necessary for the ECB to carry out the entirety of its planned asset purchases. U.S. investment-grade spreads were flat for much of the period as that market absorbed a flood of new issuance before widening in June. High-yield spreads initially narrowed amid a search for yield, reaching year-to-date lows, prior to ending the period essentially unchanged. Similar to corporate credits, mortgage-backed securities (MBS) spreads initially narrowed before closing the quarter wider.

PERFORMANCE DISCUSSION

The Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, largely due to its exposure to corporate credits. A central driver was our security selection in out-of-benchmark high-yield corporates. Relative performance was especially generative in the “crossover” section of corporate credits, which are issuers comprising the lowest tier of investment-grade ratings and highest-tier of high-yield. In our view, this market segment offers some of the most attractive – and underappreciated – risk/reward profiles. Within investment-grade credit, yield curve positioning was the primary driver of outperformance.

On a credit sector basis, banks, pharmaceuticals and electric utilities contributed to relative returns. Individual issuers were led by Cimarex Energy and Ally Financial.

Detracting from performance were our allocations to 15-year and 30-year conventional MBS. Rate volatility early in the period impacted MBS performance as mixed economic data and lack of clarity on the timing of the Fed’s initial rate hike made it difficult for investors to gauge prepayment risks on these securities. Within corporates, independent energy along with chemical companies weighed on relative performance. Chesapeake Energy, DCP Midstream Operating and California Resources Corp. all weighed on relative results.

Janus Aspen Series | 1

Janus Aspen Flexible Bond Portfolio (unaudited)

Our U.S. Treasurys allocation aided relative performance as our duration, which was lower than that of the benchmark for much of the period, proved beneficial given the steepening yield curve. We use Treasurys as a liquid and cost-effective tool to adjust the duration of the entire Portfolio.

OUTLOOK

Multiple factors presently have the potential to impact the fixed income environment, chief among them remains the timing and pace of the Fed’s rate hikes. Data suggest that the central bank is closer to achieving its dual mandate. Strong gains in payrolls have resumed and wage growth has shown signs of accelerating. With economic expansion typically comes jobs, and after that, wage-driven inflation, as employers scramble for qualified workers. In a service-based economy like the U.S., wages have an outsized impact on inflation. Should this scenario play out as the Fed anticipates, inflation will eventually be on track toward policy makers’ 2% goal. Continued patches of softness may cause the Fed to delay its initial rate hike past the widely assumed September lift-off, but in our view, rates will rise – albeit cautiously – this year.

Core inflation has held steady as crude prices stabilized before any downward pressure bled into non-energy categories. The stabilization in the U.S. dollar after its rapid appreciation also aids the inflation outlook as continued gains in the currency would have made foreign products cheaper, thus keeping a lid on prices. The dollar, however, remains one of our wild cards. Deterioration in the Greece dispute or a deceleration in non-U.S. economies could send investors fleeing back toward dollar-denominated assets, forcing a resumption in the currency’s march upward.

We are mindful that we are quite possibly nearing the end of a credit cycle. Merger and acquisition activity, share buybacks, and debt issuance are up. The result is a deterioration of corporate balance sheets. It is for this reason, while still overweight versus the benchmark, our credit allocation is near the lowest it has been since the financial crisis. Utilizing our bottom-up fundamental security-level approach, we are concentrating our holdings in higher-quality companies with steady revenue streams, and whose management have maintained balance sheet discipline.

We are also concerned with the potential for sustained periods of elevated market volatility, which we consider suppressed by continued fixed income inflows. Alarmingly low levels of liquidity are a serious risk factor, in our view. Should an illiquidity event occur, we want to be a provider of liquidity. Accordingly, we have lowered the overall duration of the portfolio, especially as a percentage of the benchmark. Treasurys are the tool we utilize to toggle duration in a cost-effective manner. Shorter-dated government securities act as a cash cushion, which should allow us to better weather storms and opportunistically make attractive investments caused by market dislocations.

We remain underweight MBS relative to the benchmark as these securities typically do not perform well in volatile markets, such as the ones we anticipate. When the direction of rates is in question, investors cannot adequately gauge prepayment risks, which stand to increase as rates decline.

Over the past quarter we have sought to reduce risks in our portfolio and expect to maintain this defensive posture as the aforementioned risk factors play out. We have not seen such a confluence of potentially adverse forces for several years. Our binding principle of capital preservation is of utmost importance as we navigate the choppy waters ahead.

Thank you for investing in Janus Aspen Flexible Bond Portfolio.

2 | JUNE 30, 2015

(unaudited)

Janus Aspen Flexible Bond Portfolio At A Glance

Portfolio Profile
June 30, 2015

Weighted Average Maturity	8.9 Years
Average Effective Duration*	5.1 Years
30-day Current Yield**
Institutional Shares
Without Reimbursement	2.12%
With Reimbursement	2.12%
Service Shares
Without Reimbursement	1.87%
With Reimbursement	1.87%
Number of Bonds/Notes	412

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings† Summary – (% of Total Investments)
June 30, 2015

AAA	0.1%
AA	55.5%
A	4.2%
BBB	25.5%
BB	10.5%
B	1.2%
Not Rated	1.3%
Other	1.7%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2015

Asset Allocation – (% of Net Assets)
As of June 30, 2015

*Includes Other of (0.2)%.

Janus Aspen Series | 3

Janus Aspen Flexible Bond Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015						Expense Ratios – per the May 1, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Flexible Bond Portfolio – Institutional Shares	0.53%	1.27%	4.54%	5.84%	6.81%	0.59%	0.57%

Janus Aspen Flexible Bond Portfolio – Service Shares	0.38%	0.99%	4.28%	5.59%	6.58%	0.85%	0.82%

Barclays U.S. Aggregate Bond Index	–0.10%	1.86%	3.35%	4.44%	5.51%

Morningstar Quartile – Institutional Shares	–	2nd	1st	1st	1st

Morningstar Ranking – based on total returns for Intermediate-Term Bond Funds	–	504/1,088	193/974	25/862	2/418

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1,2016.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See important disclosures on the next page.

4 | JUNE 30, 2015

(unaudited)

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Institutional Shares	$1,000.00	$1,005.30	$2.78	$1,000.00	$1,022.02	$2.81	0.56%

Service Shares	$1,000.00	$1,003.80	$4.02	$1,000.00	$1,020.78	$4.06	0.81%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 5

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 6.0%
$1,021,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$1,039,958
355,000	AmeriCredit Automobile Receivables Trust 2012-4 3.8200%, 2/10/20 (144A)	363,951
342,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	350,935
630,000	AmeriCredit Automobile Receivables Trust 2015-2 3.0000%, 6/8/21	631,055
3,200,000	Applebee’s Funding LLC / IHOP Funding LLC 4.2770%, 9/5/44 (144A)	3,243,517
670,000	Aventura Mall Trust 2013-AVM 3.8674%, 12/5/32 (144A),‡	654,777
805,000	BAMLL Commercial Mortgage Securities Trust 2015-200P 3.7157%, 4/14/33 (144A),‡	710,087
360,000	Banc of America Commercial Mortgage Trust 2006-6 5.4210%, 10/10/45	370,917
242,000	Banc of America Commercial Mortgage Trust 2007-5 5.7720%, 2/10/51‡	254,525
537,000	Boca Hotel Portfolio Trust 2013-BOCA 3.2355%, 8/15/26 (144A),‡	536,683
268,000	CGBAM Commercial Mortgage Trust 2014-HD 3.1855%, 2/15/31 (144A),‡	268,057
1,363,379	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	1,384,473
605,000	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49‡	632,101
97,000	COMM 2007-C9 Mortgage Trust 5.9889%, 12/10/49‡	100,638
995,299	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	1,067,607
882,000	Core Industrial Trust 2015-TEXW 3.9770%, 2/10/34 (144A),‡	827,949
626,430	DB Master Finance LLC 2015-1 3.2620%, 2/20/45 (144A)	628,803
973,980	Domino’s Pizza Master Issuer LLC 5.2160%, 1/25/42 (144A)	1,005,363
258,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.5870%, 10/25/24‡	258,926
233,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.8370%, 10/25/24‡	235,552
1,027,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.3870%, 3/25/25‡	1,019,628
1,473,136	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	1,313,454
418,000	GAHR Commercial Mortgage Trust 2015-NRF 3.4949%, 12/15/19 (144A),‡	409,485
954,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	904,052
436,000	GS Mortgage Securities Corp. Trust 2013-NYC5 3.7706%, 1/10/30 (144A),‡	441,348
390,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	393,384
537,000	Hilton USA Trust 2013-HLT 5.6086%, 11/5/30 (144A),‡	544,260
678,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT 2.8044%, 2/16/25 (144A)	687,506
644,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT 4.8447%, 2/16/25 (144A)	670,754
285,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 2.7860%, 12/15/28 (144A),‡	285,358
245,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 3.6815%, 12/15/28 (144A),‡	244,883
480,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 1.9855%, 1/15/32 (144A),‡	478,468
521,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 4.1355%, 1/15/32 (144A),‡	522,400
1,134,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	1,189,455
426,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	428,169
421,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	430,036
1,033,000	Santander Drive Auto Receivables Trust 2013-4 4.6700%, 1/15/20 (144A)	1,074,878
685,000	Santander Drive Auto Receivables Trust 2013-A 4.7100%, 1/15/21 (144A)	725,257
646,000	Santander Drive Auto Receivables Trust 2015-1 3.2400%, 4/15/21	649,631
1,014,000	Starwood Retail Property Trust 2014-STAR 3.2500%, 11/15/27 (144A),‡	1,013,513
493,000	Starwood Retail Property Trust 2014-STAR 4.1500%, 11/15/27 (144A),‡	492,744
1,169,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.3830%, 12/15/43	1,228,397
1,473,494	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.6600%, 4/15/47‡	1,511,299
464,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C33 6.1496%, 2/15/51‡	479,697
295,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.9355%, 1/15/27 (144A),‡	292,891
410,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.4355%, 2/15/27 (144A),‡	406,977

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | JUNE 30, 2015

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
$120,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 3.4355%, 2/15/27 (144A),‡	$118,888
2,309,000	Wendy’s Funding LLC 2015-1 3.3710%, 6/15/45 (144A)	2,305,530

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $34,897,261)		34,828,216
Bank Loans and Mezzanine Loans – 1.1%
Communications – 0.1%
763,618	Tribune Media Co. 3.7500%, 12/27/20‡	763,372
Consumer Cyclical – 0.1%
414,000	Staples, Inc. 0%, 4/7/21(a),‡	413,052
Consumer Non-Cyclical – 0.2%
1,092,175	IMS Health, Inc. 3.5000%, 3/17/21‡	1,085,343
Technology – 0.7%
4,076,915	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	4,080,543

Total Bank Loans and Mezzanine Loans (cost $6,345,573)		6,342,310
Corporate Bonds – 35.7%
Asset-Backed Securities – 0.2%
1,308,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	1,301,426
Banking – 4.7%
231,000	Ally Financial, Inc. 8.0000%, 12/31/18	257,854
1,299,000	Ally Financial, Inc. 4.1250%, 3/30/20	1,296,558
1,018,000	Ally Financial, Inc. 4.6250%, 5/19/22	1,005,275
926,000	American Express Co. 6.8000%, 9/1/66‡	952,761
564,000	Bank of America Corp. 1.5000%, 10/9/15	565,294
1,962,000	Bank of America Corp. 8.0000%µ	2,069,910
689,000	Citigroup, Inc. 5.8000%µ	690,722
461,000	Discover Financial Services 3.9500%, 11/6/24	447,940
965,000	Discover Financial Services 3.7500%, 3/4/25	921,410
1,808,000	Goldman Sachs Capital I 6.3450%, 2/15/34	2,096,991
547,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	579,228
1,090,000	Intesa Sanpaolo SpA 5.0170%, 6/26/24 (144A)	1,058,983
1,239,000	Morgan Stanley 5.5500%µ	1,230,017
1,048,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	1,050,930
2,055,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	2,184,952
1,319,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	1,396,731
2,646,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	2,642,780
3,104,000	Santander UK PLC 5.0000%, 11/7/23 (144A)	3,176,274
1,015,000	SVB Financial Group 5.3750%, 9/15/20	1,131,051
1,268,000	Synchrony Financial 3.0000%, 8/15/19	1,277,026
1,865,000	Zions Bancorporation 5.8000%µ	1,774,081

		27,806,768
Basic Industry – 2.0%
1,680,000	Albemarle Corp. 4.1500%, 12/1/24	1,674,575
1,381,000	Albemarle Corp. 5.4500%, 12/1/44	1,382,240
719,000	Ashland, Inc. 3.8750%, 4/15/18	738,773
946,000	Ashland, Inc. 6.8750%, 5/15/43	960,190
2,040,000	Georgia-Pacific LLC 3.1630%, 11/15/21 (144A)	2,064,815
1,028,000	Georgia-Pacific LLC 3.6000%, 3/1/25 (144A)	1,017,915
1,454,000	LyondellBasell Industries NV 4.6250%, 2/26/55	1,280,455
1,039,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	1,022,113
1,344,000	Rockwood Specialties Group, Inc. 4.6250%, 10/15/20	1,399,440

		11,540,516
Brokerage – 3.3%
1,750,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	1,750,000
859,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	868,178
820,000	Charles Schwab Corp. 3.0000%, 3/10/25	804,311
999,000	Charles Schwab Corp. 7.0000%µ	1,160,279
1,351,000	E*TRADE Financial Corp. 5.3750%, 11/15/22	1,384,775
1,798,000	E*TRADE Financial Corp. 4.6250%, 9/15/23	1,766,535
28,000	Lazard Group LLC 6.8500%, 6/15/17	30,588
1,276,000	Lazard Group LLC 4.2500%, 11/14/20	1,341,663
1,299,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	1,388,306
1,445,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.8750%, 4/15/45 (144A)	1,310,207
2,973,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	3,307,171
875,000	Stifel Financial Corp. 4.2500%, 7/18/24	864,554

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Brokerage – (continued)
$1,140,000	TD Ameritrade Holding Corp. 2.9500%, 4/1/22	$1,130,318
2,469,000	TD Ameritrade Holding Corp. 3.6250%, 4/1/25	2,507,386

		19,614,271
Capital Goods – 1.7%
773,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	773,000
804,000	Exelis, Inc. 4.2500%, 10/1/16	829,739
347,000	Exelis, Inc. 5.5500%, 10/1/21	381,808
1,133,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,161,442
784,000	Hanson, Ltd. 6.1250%, 8/15/16	816,536
479,000	Harris Corp. 3.8320%, 4/27/25	465,622
725,000	Harris Corp. 5.0540%, 4/27/45	690,719
601,000	Martin Marietta Materials, Inc. 4.2500%, 7/2/24	608,403
497,000	Owens Corning 4.2000%, 12/1/24	487,839
834,000	Vulcan Materials Co. 7.0000%, 6/15/18	942,420
449,000	Vulcan Materials Co. 7.5000%, 6/15/21	516,350
2,109,000	Vulcan Materials Co. 4.5000%, 4/1/25	2,103,728

		9,777,606
Communications – 0.4%
456,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20	453,720
724,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	734,688
1,100,000	UBM PLC 5.7500%, 11/3/20 (144A)	1,187,007

		2,375,415
Consumer Cyclical – 2.7%
1,456,000	1011778 BC ULC / New Red Finance, Inc. 4.6250%, 1/15/22 (144A)	1,434,160
2,414,000	Brinker International, Inc. 3.8750%, 5/15/23	2,353,727
306,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	314,335
443,000	DR Horton, Inc. 4.7500%, 5/15/17	459,613
779,000	DR Horton, Inc. 3.7500%, 3/1/19	784,842
457,000	General Motors Co. 3.5000%, 10/2/18	471,857
3,269,000	General Motors Co. 4.8750%, 10/2/23	3,446,418
522,000	General Motors Co. 6.2500%, 10/2/43	582,320
454,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18	464,326
313,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	333,485
886,000	MDC Holdings, Inc. 5.5000%, 1/15/24	870,495
446,000	Schaeffler Finance BV 4.2500%, 5/15/21 (144A)	434,850
707,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	822,401
381,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	388,620
310,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	332,475
212,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	207,760
658,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	605,360
550,000	ZF North America Capital, Inc. 4.0000%, 4/29/20 (144A)	549,312
289,000	ZF North America Capital, Inc. 4.5000%, 4/29/22 (144A)	283,090
550,000	ZF North America Capital, Inc. 4.7500%, 4/29/25 (144A)	532,472

		15,671,918
Consumer Non-Cyclical – 4.7%
123,000	Actavis Funding SCS 2.4500%, 6/15/19	122,509
1,727,000	Actavis Funding SCS 3.0000%, 3/12/20	1,730,917
350,000	Actavis Funding SCS 3.8500%, 6/15/24	345,782
2,297,000	Actavis Funding SCS 3.8000%, 3/15/25	2,256,394
952,000	Actavis Funding SCS 4.5500%, 3/15/35	905,135
311,000	Actavis Funding SCS 4.8500%, 6/15/44	300,051
1,013,000	Actavis Funding SCS 4.7500%, 3/15/45	964,431
1,140,000	Becton Dickinson and Co. 1.8000%, 12/15/17	1,140,139
1,512,000	Fresenius Medical Care US Finance II, Inc. 5.8750%, 1/31/22 (144A)	1,602,720
559,000	HCA, Inc. 3.7500%, 3/15/19	563,192
847,000	HJ Heinz Co. 2.8000%, 7/2/20 (144A)	847,659
727,000	HJ Heinz Co. 3.5000%, 7/15/22 (144A)	728,706
1,329,000	Laboratory Corp. of America Holdings 3.2000%, 2/1/22	1,310,253
1,329,000	Laboratory Corp. of America Holdings 3.6000%, 2/1/25	1,271,069
897,000	Life Technologies Corp. 6.0000%, 3/1/20	1,009,000
270,000	Life Technologies Corp. 5.0000%, 1/15/21	297,041
538,000	Omnicare, Inc. 4.7500%, 12/1/22	570,280
665,000	Omnicare, Inc. 5.0000%, 12/1/24	714,875
195,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	197,925

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Consumer Non-Cyclical – (continued)
$635,000	Thermo Fisher Scientific, Inc. 3.3000%, 2/15/22	$627,496
545,000	Tyson Foods, Inc. 6.6000%, 4/1/16	565,830
727,000	Valeant Pharmaceuticals International, Inc. 5.8750%, 5/15/23 (144A)	745,175
727,000	Valeant Pharmaceuticals International, Inc. 6.1250%, 4/15/25 (144A)	747,901
1,590,000	Wm Wrigley Jr Co. 2.4000%, 10/21/18 (144A)	1,612,587
1,711,000	Wm Wrigley Jr Co. 3.3750%, 10/21/20 (144A)	1,763,143
1,294,000	Zimmer Biomet Holdings, Inc. 2.7000%, 4/1/20	1,287,599
1,529,000	Zimmer Biomet Holdings, Inc. 3.1500%, 4/1/22	1,504,010
1,762,000	Zimmer Biomet Holdings, Inc. 3.5500%, 4/1/25	1,702,421

		27,434,240
Electric – 0.4%
506,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	533,830
677,000	PPL WEM, Ltd. / Western Power Distribution, Ltd. 3.9000%, 5/1/16 (144A)	690,545
997,000	PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.3750%, 5/1/21 (144A)	1,102,846

		2,327,221
Energy – 4.7%
1,049,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	949,345
1,147,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	995,023
924,000	Chevron Corp. 1.3450%, 11/15/17	927,757
2,625,000	Cimarex Energy Co. 5.8750%, 5/1/22	2,808,750
2,368,000	Cimarex Energy Co. 4.3750%, 6/1/24	2,338,826
1,641,000	DCP Midstream Operating LP 4.9500%, 4/1/22	1,618,325
701,000	DCP Midstream Operating LP 3.8750%, 3/15/23	647,667
323,000	DCP Midstream Operating LP 5.6000%, 4/1/44	288,082
872,000	Devon Energy Corp. 2.2500%, 12/15/18	874,364
579,000	Energy Transfer Partners LP 4.1500%, 10/1/20	595,073
767,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	769,064
591,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	574,229
612,000	Forum Energy Technologies, Inc. 6.2500%, 10/1/21	605,880
1,793,000	Helmerich & Payne International Drilling Co. 4.6500%, 3/15/25 (144A)	1,850,892
516,000	Kinder Morgan Energy Partners LP 5.0000%, 10/1/21	546,002
534,000	Kinder Morgan Energy Partners LP 4.3000%, 5/1/24	526,975
60,000	Kinder Morgan, Inc. 6.5000%, 9/15/20	68,610
638,000	Kinder Morgan, Inc. 7.7500%, 1/15/32	731,181
511,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	561,857
1,137,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19	1,134,157
2,487,000	Oceaneering International, Inc. 4.6500%, 11/15/24	2,484,722
372,000	Phillips 66 Partners LP 3.6050%, 2/15/25	350,093
126,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	129,772
1,410,000	Spectra Energy Partners LP 4.7500%, 3/15/24	1,490,136
1,100,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.1250%, 11/15/19 (144A)	1,089,000
2,217,000	Western Gas Partners LP 5.3750%, 6/1/21	2,393,034

		27,348,816
Finance Companies – 1.6%
690,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.6250%, 7/1/22	691,725
2,684,000	CIT Group, Inc. 4.2500%, 8/15/17	2,724,260
1,786,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	1,861,905
904,000	GE Capital Trust I 6.3750%, 11/15/67‡	965,472
461,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	495,575
1,800,000	General Electric Capital Corp. 6.2500%µ	1,968,750
500,000	General Electric Capital Corp. 7.1250%µ	576,875

		9,284,562
Financial – 1.0%
1,555,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	1,594,945
1,549,000	Kennedy-Wilson, Inc. 5.8750%, 4/1/24	1,541,255
2,672,000	LeasePlan Corp. NV 2.5000%, 5/16/18 (144A)	2,675,928

		5,812,128
Industrial – 0.1%
392,000	Cintas Corp. No 2 2.8500%, 6/1/16	397,012
419,000	Cintas Corp. No 2 4.3000%, 6/1/21	451,995

		849,007
Insurance – 0.8%
332,000	CNO Financial Group, Inc. 4.5000%, 5/30/20	336,980

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Insurance – (continued)
$945,000	CNO Financial Group, Inc. 5.2500%, 5/30/25	$960,309
2,197,000	Primerica, Inc. 4.7500%, 7/15/22	2,343,938
877,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	895,636

		4,536,863
Owned No Guarantee – 0.1%
692,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	716,518
Real Estate Investment Trusts (REITs) – 1.7%
862,000	Alexandria Real Estate Equities, Inc. 2.7500%, 1/15/20	853,233
1,611,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	1,697,084
651,000	Alexandria Real Estate Equities, Inc. 4.5000%, 7/30/29	652,230
1,677,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	1,924,500
730,000	Post Apartment Homes LP 4.7500%, 10/15/17	777,839
219,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	226,196
223,000	Retail Opportunity Investments Partnership LP 5.0000%, 12/15/23	233,978
493,000	Retail Opportunity Investments Partnership LP 4.0000%, 12/15/24	487,783
324,000	Senior Housing Properties Trust 6.7500%, 4/15/20	363,846
378,000	Senior Housing Properties Trust 6.7500%, 12/15/21	430,279
698,000	SL Green Realty Corp. 5.0000%, 8/15/18	747,321
1,242,000	SL Green Realty Corp. 7.7500%, 3/15/20	1,479,753

		9,874,042
Technology – 4.8%
771,000	Autodesk, Inc. 3.6000%, 12/15/22	766,931
2,069,000	Cadence Design Systems, Inc. 4.3750%, 10/15/24	2,075,633
219,000	Fidelity National Information Services, Inc. 5.0000%, 3/15/22	231,170
734,000	Fiserv, Inc. 3.1250%, 10/1/15	737,904
565,000	Molex Electronic Technologies LLC 2.8780%, 4/15/20 (144A)	556,328
2,551,000	Molex Electronic Technologies LLC 3.9000%, 4/15/25 (144A)	2,471,797
402,000	Seagate HDD Cayman 4.7500%, 6/1/23	408,299
3,799,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	3,775,644
1,220,000	Seagate HDD Cayman 4.8750%, 6/1/27 (144A)	1,185,920
1,437,000	Seagate HDD Cayman 5.7500%, 12/1/34 (144A)	1,414,900
2,423,000	Trimble Navigation, Ltd. 4.7500%, 12/1/24	2,426,271
3,558,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	3,517,293
668,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	714,091
2,642,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	2,972,501
797,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	811,534
2,493,000	Verisk Analytics, Inc. 4.0000%, 6/15/25	2,441,405
1,347,000	Verisk Analytics, Inc. 5.5000%, 6/15/45	1,324,772

		27,832,393
Transportation – 0.8%
153,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	153,622
1,099,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	1,104,525
154,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	155,076
1,403,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	1,445,977
590,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 6/15/19 (144A)	584,371
90,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	95,104
649,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	657,704
689,000	Southwest Airlines Co. 5.1250%, 3/1/17	731,080

		4,927,459

Total Corporate Bonds (cost $207,118,203)		209,031,169
Mortgage-Backed Securities – 18.8%
	Fannie Mae Pool:
156,034	5.5000%, 1/1/25	170,336
226,446	4.0000%, 6/1/29	243,479
593,362	4.0000%, 9/1/29	637,963
562,803	5.0000%, 9/1/29	621,009
2,808,762	3.5000%, 10/1/29	2,960,923
223,549	5.0000%, 1/1/30	246,811
102,828	5.5000%, 1/1/33	115,520
619,062	4.0000%, 4/1/34	668,054
510,985	6.0000%, 10/1/35	584,165
406,851	6.0000%, 12/1/35	465,308
193,783	6.0000%, 2/1/37	224,071
622,933	6.0000%, 9/1/37	685,720
431,888	6.0000%, 10/1/38	491,356
177,650	7.0000%, 2/1/39	214,694
578,868	5.5000%, 3/1/40	661,185
1,361,828	5.5000%, 4/1/40	1,535,780
149,525	4.5000%, 10/1/40	162,842
152,877	5.0000%, 10/1/40	171,389
1,461,305	5.0000%, 2/1/41	1,627,461

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
	Fannie Mae Pool: (continued)
$321,556	5.5000%, 2/1/41	$366,978
281,759	5.0000%, 4/1/41	313,977
267,120	5.0000%, 5/1/41	295,866
449,649	5.5000%, 5/1/41	504,703
387,089	5.5000%, 6/1/41	435,323
711,671	5.0000%, 7/1/41	792,445
1,565,168	5.5000%, 7/1/41	1,757,907
661,601	4.5000%, 8/1/41	719,913
323,278	5.0000%, 10/1/41	359,650
839,604	5.5000%, 12/1/41	947,851
896,566	4.0000%, 6/1/42	956,713
1,785,629	3.5000%, 7/1/42	1,848,360
565,383	4.0000%, 7/1/42	603,246
391,552	4.0000%, 8/1/42	417,825
461,103	4.0000%, 9/1/42	492,058
480,531	4.0000%, 9/1/42	512,881
595,303	4.0000%, 11/1/42	635,290
243,988	4.0000%, 12/1/42	260,934
1,125,471	3.5000%, 1/1/43	1,161,638
2,310,357	3.5000%, 2/1/43	2,384,535
2,613,154	3.5000%, 2/1/43	2,697,214
2,673,119	4.5000%, 2/1/43	2,913,994
1,215,322	3.5000%, 3/1/43	1,254,276
857,392	4.5000%, 3/1/43	942,019
1,230,777	4.0000%, 5/1/43	1,313,406
1,637,771	4.0000%, 7/1/43	1,748,042
1,446,020	4.0000%, 8/1/43	1,543,428
430,045	4.0000%, 9/1/43	458,632
676,408	3.5000%, 1/1/44	701,493
1,706,473	3.5000%, 1/1/44	1,770,608
876,049	4.0000%, 2/1/44	935,079
833,264	3.5000%, 4/1/44	862,547
2,813,285	3.5000%, 5/1/44	2,917,456
4,352,730	4.5000%, 5/1/44	4,798,581
1,383,338	4.0000%, 6/1/44	1,476,358
2,564,098	4.0000%, 7/1/44	2,748,316
1,023,539	5.0000%, 7/1/44	1,155,714
537,752	4.0000%, 8/1/44	576,386
1,420,457	4.0000%, 8/1/44	1,522,514
1,904,296	4.5000%, 8/1/44	2,102,164
787,932	4.5000%, 10/1/44	867,337
1,440,220	4.5000%, 10/1/44	1,592,794
2,043,927	3.5000%, 2/1/45	2,109,395
1,445,425	4.5000%, 3/1/45	1,591,104
	Freddie Mac Gold Pool:
103,742	5.0000%, 1/1/19	108,320
95,910	5.5000%, 8/1/19	100,586
202,779	5.0000%, 6/1/20	216,165
356,602	5.5000%, 12/1/28	399,136
511,951	3.5000%, 7/1/29	539,891
428,338	3.5000%, 8/1/29	451,787
372,700	5.5000%, 10/1/36	420,476
864,058	5.5000%, 4/1/40	974,631
2,010,942	6.0000%, 4/1/40	2,293,214
384,529	4.5000%, 1/1/41	418,268
617,510	5.0000%, 5/1/41	688,768
538,611	5.5000%, 5/1/41	603,995
868,913	3.5000%, 2/1/44	896,913
240,037	4.0000%, 8/1/44	256,411
2,834,978	4.5000%, 9/1/44	3,122,501
	Ginnie Mae I Pool:
300,805	4.0000%, 8/15/24	320,390
603,548	5.1000%, 1/15/32	691,043
696,470	4.9000%, 10/15/34	775,360
187,098	5.5000%, 9/15/35	217,867
290,639	5.5000%, 3/15/36	332,240
1,421,562	5.5000%, 6/15/39	1,649,746
518,477	5.5000%, 8/15/39	594,313
784,913	5.5000%, 8/15/39	904,782
476,387	5.0000%, 9/15/39	539,930
1,018,768	5.0000%, 9/15/39	1,154,580
291,985	5.0000%, 10/15/39	325,951
521,013	5.0000%, 11/15/39	578,387
163,139	5.0000%, 1/15/40	181,079
47,572	5.0000%, 5/15/40	53,593
183,978	5.0000%, 5/15/40	207,402
697,186	5.0000%, 5/15/40	777,729
151,347	5.0000%, 7/15/40	167,860
540,278	5.0000%, 7/15/40	599,453
536,116	4.5000%, 9/15/40	588,642
528,734	5.0000%, 2/15/41	587,283
175,416	5.0000%, 4/15/41	195,431
675,905	4.5000%, 5/15/41	741,736
206,092	5.0000%, 5/15/41	233,881
157,215	4.5000%, 7/15/41	173,019
463,802	4.5000%, 7/15/41	504,359
1,163,180	4.5000%, 8/15/41	1,286,883
286,264	5.0000%, 9/15/41	319,278
1,093,006	5.0000%, 11/15/43	1,215,348
1,264,927	5.0000%, 6/15/44	1,433,406
1,277,281	5.0000%, 6/15/44	1,446,005
1,464,455	4.0000%, 4/15/45	1,584,567
	Ginnie Mae II Pool:
270,739	6.0000%, 11/20/34	314,005
1,186,734	5.5000%, 3/20/35	1,353,990
314,207	5.5000%, 3/20/36	357,867
331,429	5.5000%, 11/20/37	371,154
117,861	6.0000%, 1/20/39	133,519
61,843	7.0000%, 5/20/39	73,345
150,042	5.0000%, 6/20/41	165,373
631,179	5.0000%, 6/20/41	696,219
54,547	6.0000%, 10/20/41	62,733
254,839	6.0000%, 12/20/41	292,096
426,831	5.5000%, 1/20/42	485,477
155,194	6.0000%, 1/20/42	178,261
236,575	6.0000%, 2/20/42	271,784
155,760	6.0000%, 3/20/42	178,986
601,376	6.0000%, 4/20/42	690,995
328,440	3.5000%, 5/20/42	342,750
458,645	5.5000%, 5/20/42	522,402
430,847	6.0000%, 5/20/42	489,203
747,894	5.5000%, 7/20/42	840,569
177,166	6.0000%, 7/20/42	203,489
168,905	6.0000%, 8/20/42	193,935
207,523	6.0000%, 9/20/42	238,778
174,940	6.0000%, 11/20/42	200,405
214,109	6.0000%, 2/20/43	246,092

Total Mortgage-Backed Securities (cost $109,298,586)		109,631,048
Preferred Stocks – 1.4%
Capital Markets – 0.5%
37,000	Morgan Stanley, 6.8750%	987,160
43,000	Morgan Stanley, 7.1250%	1,201,850
7,000	Morgan Stanley Capital Trust III, 6.2500%	178,710

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Capital Markets – (continued)
1,012	Morgan Stanley Capital Trust IV, 6.2500%	$25,745
479	Morgan Stanley Capital Trust V, 5.7500%	12,100
410	Morgan Stanley Capital Trust VIII, 6.4500%	10,393
8,725	State Street Corp., 5.9000%	223,971

		2,639,929
Commercial Banks – 0.4%
26,000	Citigroup Capital XIII, 7.8750%	674,960
55,000	Wells Fargo & Co., 6.6250%	1,518,000

		2,192,960
Consumer Finance – 0.4%
1,000	Ally Financial, Inc., 7.0000% (144A)	1,010,469
59,000	Discover Financial Services, 6.5000%	1,502,730

		2,513,199
Industrial Conglomerates – 0%
5,000	General Electric Capital Corp., 4.7000%	121,500
Pharmaceuticals – 0.1%
486	Allergan PLC, 5.5000%	506,694

Total Preferred Stocks (cost $7,643,094)		7,974,282
U.S. Treasury Notes/Bonds – 36.1%
$1,015,000	0.3750%, 5/31/16	1,015,714
4,601,000	0.5000%, 6/30/16	4,608,550
17,377,000	0.6250%, 7/15/16	17,424,509
7,517,000	0.5000%, 11/30/16	7,521,698
32,506,000	0.6250%, 12/31/16	32,574,067
18,957,000	0.5000%, 1/31/17	18,951,085
9,282,000	0.8750%, 1/31/17	9,333,487
1,081,000	0.8750%, 2/28/17	1,086,828
7,317,000	0.5000%, 4/30/17	7,304,993
1,725,000	0.7500%, 6/30/17	1,728,369
539,000	0.8750%, 7/15/17	541,232
57,000	1.0000%, 9/15/17	57,329
97,000	0.8750%, 10/15/17	97,220
575,000	0.7500%, 10/31/17	574,506
11,661,000	1.0000%, 12/15/17	11,711,107
709,000	0.7500%, 12/31/17	707,505
1,129,000	0.8750%, 1/31/18	1,129,176
847,000	0.7500%, 3/31/18	842,699
1,145,000	2.3750%, 5/31/18	1,191,068
3,732,000	1.3750%, 7/31/18	3,769,320
13,044,000	1.5000%, 8/31/18	13,214,185
7,100,000	1.6250%, 7/31/19	7,160,464
4,289,000	1.7500%, 9/30/19	4,340,601
6,046,000	1.5000%, 10/31/19	6,049,307
11,970,000	1.5000%, 11/30/19	11,971,867
1,295,000	1.6250%, 12/31/19	1,300,363
141,000	1.3750%, 3/31/20	139,612
3,656,000	2.1250%, 9/30/21	3,692,560
11,558,000	2.2500%, 11/15/24	11,487,565
8,929,000	2.1250%, 5/15/25	8,767,162
719,000	3.7500%, 11/15/43	808,763
5,183,000	3.6250%, 2/15/44	5,698,465
82,000	3.3750%, 5/15/44	86,132
6,688,000	3.1250%, 8/15/44	6,698,975
1,854,000	3.0000%, 11/15/44	1,813,588
5,998,000	3.0000%, 5/15/45	5,878,040

Total U.S. Treasury Notes/Bonds (cost $210,314,290)		211,278,111
Investment Companies – 1.1%
Money Markets – 1.1%
6,580,276	Janus Cash Liquidity Fund LLC, 0.1291%°°,£ (cost $6,580,276)	6,580,276

Total Investments (total cost $582,197,283) – 100.2%		585,665,412

Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(878,730)

Net Assets – 100%		$584,786,682

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$551,571,515	94.2%
United Kingdom	9,235,400	1.6
Germany	4,533,315	0.8
Netherlands	4,263,289	0.7
Singapore	4,080,543	0.7
Taiwan	3,517,293	0.6
Spain	3,176,274	0.5
Australia	2,078,122	0.4
Canada	1,434,160	0.2
Italy	1,058,983	0.2
South Korea	716,518	0.1

Total	$585,665,412	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information (unaudited)

Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2015 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Flexible Bond Portfolio	$77,771,398	13.3%

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

°°	Rate shown is the 7-day yield as of June 30, 2015.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Flexible Bond Portfolio
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$1,312,855	$1,313,454	0.2%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Aspen Flexible Bond Portfolio
Janus Cash Liquidity Fund LLC	2,952,000	263,168,056	(259,539,780)	6,580,276	$–	$5,045	$6,580,276

Janus Aspen Series | 13

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Flexible Bond Portfolio
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$ 34,828,216	$–

Bank Loans and Mezzanine Loans	–	6,342,310	–

Corporate Bonds	–	209,031,169	–

Mortgage-Backed Securities	–	109,631,048	–

Preferred Stocks	–	7,974,282	–

U.S. Treasury Notes/Bonds	–	211,278,111	–

Investment Companies	–	6,580,276	–

Total Assets	$–	$585,665,412	$–

14 | JUNE 30, 2015

Statement of Assets and Liabilities

Janus Aspen
Flexible
Bond
As of June 30, 2015 (unaudited)	Portfolio

Assets:
Investments, at cost	$582,197,283
Unaffiliated investments, at value	$579,085,136
Affiliated investments, at value	6,580,276
Cash	375,146
Non-interested Trustees’ deferred compensation	11,691
Receivables:
Investments sold	5,142,850
Portfolio shares sold	519,435
Dividends	35,779
Dividends from affiliates	225
Interest	3,169,361
Other assets	1,412
Total Assets	594,921,311
Liabilities:
Payables:
Investments purchased	9,255,543
Portfolio shares repurchased	494,223
Advisory fees	240,668
Portfolio administration fees	4,560
Transfer agent fees and expenses	473
12b-1 Distribution and shareholder servicing fees	47,693
Non-interested Trustees’ fees and expenses	3,598
Non-interested Trustees’ deferred compensation fees	11,691
Accrued expenses and other payables	76,180
Total Liabilities	10,134,629
Net Assets	$584,786,682
Net Assets Consist of:
Capital (par value and paid-in surplus)	$579,556,635
Undistributed net investment income/(loss)	1,662,827
Undistributed net realized gain/(loss) from investments and foreign currency transactions	99,091
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,468,129
Total Net Assets	$584,786,682
Net Assets - Institutional Shares	$351,070,671
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	29,683,245
Net Asset Value Per Share	$11.83
Net Assets - Service Shares	$233,716,011
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	18,223,403
Net Asset Value Per Share	$12.83

See Notes to Financial Statements.

Janus Aspen Series | 15

Statement of Operations

Janus Aspen
Flexible
Bond
For the period ended June 30, 2015 (unaudited)	Portfolio

Investment Income:
Interest	$7,725,940
Dividends	258,189
Dividends from affiliates	5,045
Other income	50,861
Total Investment Income	8,040,035
Expenses:
Advisory fees	1,417,312
12b-1 Distribution and shareholder servicing fees:
Service Shares	282,633
Other transfer agent fees and expenses:
Institutional Shares	1,440
Service Shares	533
Shareholder reports expense	43,700
Registration fees	10,421
Custodian fees	11,421
Professional fees	20,138
Non-interested Trustees’ fees and expenses	7,678
Portfolio administration fees	23,504
Other expenses	64,023
Total Expenses	1,882,803
Net Expenses	1,882,803
Net Investment Income/(Loss)	6,157,232
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	570,710
Total Net Realized Gain/(Loss) on Investments	570,710
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(4,244,337)
Total Change in Unrealized Net Appreciation/Depreciation	(4,244,337)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,483,605

See Notes to Financial Statements.

16 | JUNE 30, 2015

Statements of Changes in Net Assets

	Janus Aspen
	Flexible Bond
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Operations:
Net investment income/(loss)	$6,157,232	$13,111,273
Net realized gain/(loss) on investments	570,710	5,765,516
Change in unrealized net appreciation/depreciation	(4,244,337)	3,705,948
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,483,605	22,582,737
Dividends and Distributions to Shareholders:
Net Investment Income
Institutional Shares	(4,581,303)	(12,284,719)
Service Shares	(2,549,822)	(4,923,698)
Net Realized Gain from Investment Transactions
Institutional Shares	(1,662,607)	–
Service Shares	(1,012,843)	–
Net Decrease from Dividends and Distributions to Shareholders	(9,806,575)	(17,208,417)
Capital Share Transactions:
Shares Sold
Institutional Shares	82,365,450	64,729,908
Service Shares	81,802,481	125,752,126
Reinvested Dividends and Distributions
Institutional Shares	6,243,910	12,284,719
Service Shares	3,562,665	4,923,698
Shares Repurchased
Institutional Shares	(97,093,501)	(61,352,772)
Service Shares	(56,598,223)	(41,451,769)
Net Increase/(Decrease) from Capital Share Transactions	20,282,782	104,885,910
Net Increase/(Decrease) in Net Assets	12,959,812	110,260,230
Net Assets:
Beginning of period	571,826,870	461,566,640
End of period	$584,786,682	$571,826,870

Undistributed Net Investment Income/(Loss)	$1,662,827	$2,636,720

See Notes to Financial Statements.

Janus Aspen Series | 17

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Flexible Bond Portfolio
2015 (unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$11.98	$11.82	$12.59	$12.27	$12.70	$12.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.33(1)	0.38	0.43	0.49	0.49
Net realized and unrealized gain/(loss)	(0.07)	0.25	(0.40)	0.57	0.32	0.51
Total from Investment Operations	0.07	0.58	(0.02)	1.00	0.81	1.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.42)	(0.30)	(0.44)	(0.49)	(0.50)
Distributions (from capital gains)	(0.06)	–	(0.45)	(0.24)	(0.75)	(0.36)
Total Dividends and Distributions	(0.22)	(0.42)	(0.75)	(0.68)	(1.24)	(0.86)
Net Asset Value, End of Period	$11.83	$11.98	$11.82	$12.59	$12.27	$12.70
Total Return*	0.53%	4.94%	(0.06)%	8.34%	6.66%	8.06%
Net Assets, End of Period (in thousands)	$351,071	$363,977	$344,028	$381,593	$376,299	$368,544
Average Net Assets for the Period (in thousands)	$342,868	$345,064	$360,706	$378,140	$364,656	$351,717
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.56%	0.59%	0.56%	0.57%	0.57%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.56%	0.58%	0.55%	0.55%	0.55%	0.56%
Ratio of Net Investment Income/(Loss)**	2.27%	2.74%	2.35%	2.87%	3.82%	4.04%
Portfolio Turnover Rate	72%	144%	138%	140%	164%	169%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Flexible Bond Portfolio
2015 (unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$12.98	$12.78	$13.56	$13.17	$13.54	$13.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.32(1)	0.38	0.40	0.48	0.51
Net realized and unrealized gain/(loss)	(0.08)	0.28	(0.44)	0.65	0.36	0.51
Total from Investment Operations	0.05	0.60	(0.06)	1.05	0.84	1.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.40)	(0.27)	(0.42)	(0.46)	(0.47)
Distributions (from capital gains)	(0.06)	–	(0.45)	(0.24)	(0.75)	(0.36)
Total Dividends and Distributions	(0.20)	(0.40)	(0.72)	(0.66)	(1.21)	(0.83)
Net Asset Value, End of Period	$12.83	$12.98	$12.78	$13.56	$13.17	$13.54
Total Return*	0.38%	4.69%	(0.32)%	8.09%	6.47%	7.73%
Net Assets, End of Period (in thousands)	$233,716	$207,850	$117,539	$128,665	$98,058	$91,870
Average Net Assets for the Period (in thousands)	$229,123	$146,672	$124,401	$109,071	$90,661	$83,557
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.81%	0.85%	0.81%	0.82%	0.82%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.81%	0.84%	0.80%	0.80%	0.80%	0.81%
Ratio of Net Investment Income/(Loss)**	2.02%	2.49%	2.10%	2.60%	3.57%	3.79%
Portfolio Turnover Rate	72%	144%	138%	140%	164%	169%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18 | JUNE 30, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers thirteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred.

20 | JUNE 30, 2015

Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The Portfolio may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

A number of countries in the European Union (“EU”) have experienced and may continue to experience severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans
The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of June 30, 2015.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other

22 | JUNE 30, 2015

assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory
Portfolio	of the Portfolio	Fee (%)

Janus Aspen Flexible Bond Portfolio	First $300 Million Over $300 Million	0.55 0.45

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2016.

Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(May 1, 2015	(until May
Portfolio	to present)	1, 2015)

Janus Aspen Flexible Bond Portfolio	0.57	0.65

If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing and other shareholder services for the Portfolio.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the

24 | JUNE 30, 2015

Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $21,949 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2015. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $146,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

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Notes to Financial Statements (unaudited) (continued)

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Flexible Bond Portfolio	$582,679,382	$6,669,398	$(3,683,368)	$2,986,030

5.	Capital Share Transactions

	Janus Aspen Flexible Bond Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Transactions in Portfolio Shares – Institutional Shares
Shares sold	6,782,903	5,343,180
Reinvested dividends and distributions	526,468	1,023,406
Shares repurchased	(8,003,923)	(5,092,096)
Net Increase/(Decrease) in Portfolio Shares	(694,552)	1,274,490
Shares Outstanding, Beginning of Period	30,377,797	29,103,307
Shares Outstanding, End of Period	29,683,245	30,377,797
Transactions in Portfolio Shares – Service Shares
Shares sold	6,244,235	9,611,775
Reinvested dividends and distributions	277,035	378,929
Shares repurchased	(4,314,863)	(3,171,646)
Net Increase/(Decrease) in Portfolio Shares	2,206,407	6,819,058
Shares Outstanding, Beginning of Period	16,016,996	9,197,938
Shares Outstanding, End of Period	18,223,403	16,016,996

6.	Purchases and Sales of Investment Securities

For the period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Flexible Bond Portfolio	$150,993,009	$137,544,953	$272,096,037	$267,454,638

7.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

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Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

28 | JUNE 30, 2015

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

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Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

30 | JUNE 30, 2015

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

32 | JUNE 30, 2015

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

34 | JUNE 30, 2015

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

36 | JUNE 30, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Aspen Series | 37

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the

38 | JUNE 30, 2015

Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited) (continued)

investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

40 | JUNE 30, 2015

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-93822	109-24-81114 08-15

semiannual report
June 30, 2015

Janus Aspen Forty Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Forty Portfolio

Janus Aspen Forty Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark and peers over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing companies to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.
Doug Rao portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended June 30, 2015, the Portfolio’s Institutional Shares and Service Shares returned 8.06% and 7.92%, respectively, versus a return of 3.96% for the Portfolio’s primary benchmark, the Russell 1000 Growth Index. The Portfolio’s secondary benchmark, the S&P 500 Index, returned 1.23% for the period.

INVESTMENT ENVIRONMENT

Large-cap U.S. equities notched gains during the first months of the year. While speculation about how, or when, the Federal Reserve (Fed) would raise interest rates caused volatility during the period, stocks popped in mid-March after the Fed indicated it would be cautious and gradual in its attempt to raise interest rates. Stocks were further driven by strong merger and acquisition activity and favorable economic data.

For much of the second quarter, volatility was low and stocks generally traded in a narrow range, as the market began to digest what the eventual end of the Federal Reserve’s accommodative monetary policies will mean for both the stock market and broader economy. The after-effects of a strong dollar and a debate over where oil prices will settle for the long term were other key questions that hung over equity markets in the spring. After drifting higher during much of the second quarter, equities sold off at the end of the period as Greece moved closer to a potential exit from the eurozone.

OVERVIEW

The Portfolio outperformed its primary benchmark, the Russell 1000 Growth Index, and also its secondary benchmark, the S&P 500 Index, during the period. As part of our investment strategy, we seek companies that have built clear, sustainable competitive moats around their businesses, which should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. The performance of many companies in our Portfolio during the period further validated our view that they are well positioned to grow in excess of the market.

Valeant Pharmaceuticals was a top contributor. The stock was up after the company announced better-than-expected earnings, and raised its guidance after completing its acquisition of Salix Pharmaceuticals, a maker of gastrointestinal treatments. The acquisition is another example of the same successful playbook Valeant has been running for much of the past decade. We feel this strategy has set the company apart from many of its competitors. High research and development costs have been value destructive for many pharmaceutical companies, but Valeant has largely avoided high R&D spending by making a series of value accretive acquisitions of pharmaceutical companies with lower product risk. Valeant then takes many of the costs out of those companies and essentially acts as a distributor of a number of valuable drugs, rather than a company dependent on new drug discovery for growth.

Amazon was also a top contributor. The stock was up after the company continued to improve operating leverage in its core retail business and reported impressive results for its Amazon Web Services business. We have mentioned Amazon in previous commentaries, and believe it is a good example of the types of competitively advantaged companies we tend to seek in our portfolio. Amazon has already rewritten the rules for retail shopping and we believe it will continue to gain consumers’ wallet share as more shopping moves from physical stores to online and mobile purchases. Meanwhile, the company’s cloud

Janus Aspen Series | 1

Janus Aspen Forty Portfolio (unaudited)

business, Amazon Web Services, has come to market with scale and a disruptive pricing model for businesses seeking cloud-based services.

Starbucks was another large contributor. The stock rose after the company reported continued strong same-store sales comparisons. The frequent interactions between Starbucks and its customers are what we believe set the company apart from most other food and beverage retailers. Starbucks is a daily habit for the vast majority of its customers. Due to the habitualistic nature of coffee drinking, consumers are more willing to download Starbucks apps to their mobile phones. With more consumers using the app, Starbucks has created a more successful mobile strategy, which has allowed it to create a successful rewards program and soon, a mobile ordering system that should improve throughput and customer satisfaction even further.

While pleased with our performance, we did hold some companies that reported disappointing results during the period. Precision Castparts was our largest detractor. The company makes a number of parts for the aerospace industry and other end markets. The stock was down after the company missed earnings, due in part to lower demand for some of its products that serve the oil and gas markets, and also due to destocking by some of the customers who use Precision Castparts’ products. After reporting disappointing results in recent quarters, we sold the position.

Canadian Pacific was another top detractor. Softer rail volumes due to a weaker commodity market have impacted all rail companies, and Canadian Pacific was not immune to the slowdown. However, we continue to have a high level of conviction in the long-term potential of the company. We believe Canadian Pacific’s railroad network across Canada and the U.S. is a valuable asset that would be nearly impossible for other transportation and logistics companies to replicate. The company also has a significant cost advantage over the trucking industry. Going forward, we believe Canadian Pacific can continue to grow revenues and railroad volumes as it improves execution around its railroad network. The company has made substantial investments to improve its service and reliability to customers, and as service improves, it will likely drive more shippers to use Canadian Pacific instead of trucking services.

Alibaba Group was also a detractor, but we continue to have confidence in the company. The stock enjoyed a strong climb after its initial public offering, and its second quarter results after the IPO were a little disappointing, which weighed on the stock. We also think there was some heightened selling of the stock in advance of a lock-up period that was expiring for some Alibaba shareholders. Neither of these short-term issues change our long-term outlook for the company. The Chinese e-commerce company provides consumer-to-consumer, business-to-consumer and business-to-business sales services via web and mobile platforms. The company benefits not only from increasing consumer spending power in China, but also from the rapid growth in online and mobile shopping in a market where e-commerce has leapfrogged traditional brick and mortar retail.

OUTLOOK

We believe the U.S. economy is in generally good shape. We have yet to see a significant pickup in consumer spending, but believe early signs of wage growth and the savings consumers are receiving from lower gasoline prices will eventually flow through the economy. A housing market that we believe is still only in the middle innings of a recovery should also provide a long-term tailwind for the economy.

While we remain positive on the broader economy, we would expect a lower return environment for U.S. equities in the coming months. Equity markets are beginning to price in higher interest rates, but with rates poised to move up it is hard to foresee further expansion of price-to-earnings multiples for U.S. stocks. The strength of the U.S. dollar means that revenue growth, at least overseas, will be harder to come by. These factors do not make us bearish on equities, but in an environment where earnings multiples are not likely to expand and revenue growth could be more of a challenge, we think it underscores the importance of finding those select companies with truly sustainable competitive advantages who can take market share and continue to grow earnings in excess of the market.

Thank you for your investment in Janus Aspen Forty Portfolio.

2 | JUNE 30, 2015

(unaudited)

Janus Aspen Forty Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Valeant Pharmaceuticals International, Inc. (U.S. Shares)	1.88%
Pharmacyclics, Inc.	1.31%
Amazon.com, Inc.	0.94%
Starbucks Corp.	0.84%
Delphi Automotive PLC	0.72%

5 Bottom Performers – Holdings

Contribution

Precision Castparts Corp.	–0.64%
Canadian Pacific Railway, Ltd. (U.S. Shares)	–0.57%
Alibaba Group Holding, Ltd. (ADR)	–0.53%
United Continental Holdings, Inc.	–0.30%
Chipotle Mexican Grill, Inc.	–0.26%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	3.52%	18.78%	14.46%
Financials	0.79%	13.07%	5.23%
Consumer Discretionary	0.51%	25.14%	18.79%
Materials	0.33%	2.87%	3.98%
Consumer Staples	0.21%	0.00%	10.52%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–1.02%	9.91%	11.74%
Other**	–0.16%	3.18%	0.00%
Information Technology	–0.03%	25.38%	28.58%
Utilities	0.02%	0.00%	0.08%
Energy	0.12%	1.06%	4.46%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Forty Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Lowe’s Cos., Inc. Specialty Retail	4.7%
Google, Inc. – Class C Internet Software & Services	3.9%
Valeant Pharmaceuticals International, Inc. (U.S. Shares) Pharmaceuticals	3.7%
MasterCard, Inc. – Class A Information Technology Services	3.6%
Starbucks Corp. Hotels, Restaurants & Leisure	3.2%

19.1%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

*Includes Other of (1.0)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of December 31, 2014

4 | JUNE 30, 2015

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015						Expense Ratios – per the May 1, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Forty Portfolio – Institutional Shares	8.06%	17.73%	16.59%	9.66%	11.11%	0.57%

Janus Aspen Forty Portfolio – Service Shares	7.92%	17.44%	16.29%	9.38%	10.80%	0.82%

Russell 1000® Growth Index	3.96%	10.56%	18.59%	9.10%	6.70%

S&P 500® Index	1.23%	7.42%	17.34%	7.89%	7.33%

Morningstar Quartile – Institutional Shares	–	1st	3rd	1st	1st

Morningstar Ranking – based on total returns for Large Growth Funds	–	1/1,743	855/1,538	208/1,314	22/764

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2015 Morningstar, Inc. All Rights Reserved.

See important disclosures on the next page

Janus Aspen Series | 5

Janus Aspen Forty Portfolio (unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – May 1, 1997

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Institutional Shares	$1,000.00	$1,080.60	$3.56	$1,000.00	$1,021.37	$3.46	0.69%

Service Shares	$1,000.00	$1,079.20	$4.85	$1,000.00	$1,020.13	$4.71	0.94%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

Janus Aspen Forty Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks – 99.0%
Airlines – 1.3%
183,949	United Continental Holdings, Inc.*	$9,751,137
Auto Components – 2.5%
225,826	Delphi Automotive PLC	19,215,534
Biotechnology – 6.1%
49,039	Biogen, Inc.*	19,808,814
116,390	Celgene Corp.*	13,470,396
27,662	Regeneron Pharmaceuticals, Inc.*	14,111,216

		47,390,426
Capital Markets – 4.8%
540,023	Charles Schwab Corp.	17,631,751
662,162	E*TRADE Financial Corp.*	19,831,752

		37,463,503
Commercial Banks – 2.0%
352,564	US Bancorp	15,301,278
Construction Materials – 2.4%
220,670	Vulcan Materials Co.	18,520,833
Diversified Financial Services – 2.0%
69,847	Intercontinental Exchange, Inc.	15,618,488
Energy Equipment & Services – 1.3%
164,272	Baker Hughes, Inc.	10,135,582
Health Care Equipment & Supplies – 2.1%
902,634	Boston Scientific Corp.*	15,976,622
Hotels, Restaurants & Leisure – 9.6%
33,109	Chipotle Mexican Grill, Inc.*	20,030,614
189,800	Las Vegas Sands Corp.	9,977,786
341,965	Norwegian Cruise Line Holdings, Ltd.*	19,163,718
466,380	Starbucks Corp.	25,004,964

		74,177,082
Industrial Conglomerates – 3.1%
895,309	General Electric Co.	23,788,360
Information Technology Services – 3.6%
298,016	MasterCard, Inc. – Class A	27,858,536
Insurance – 2.8%
216,646	Aon PLC	21,595,273
Internet & Catalog Retail – 6.5%
51,376	Amazon.com, Inc.*	22,301,808
67,242	Ctrip.com International, Ltd. (ADR)*	4,883,114
20,461	Priceline Group, Inc.*	23,558,181

		50,743,103
Internet Software & Services – 11.7%
253,033	Alibaba Group Holding, Ltd. (ADR)*	20,817,025
63,523	CoStar Group, Inc.*	12,784,639
195,222	Facebook, Inc. – Class A*	16,743,215
58,199	Google, Inc. – Class C	30,293,162
48,223	LinkedIn Corp. – Class A*	9,964,318

		90,602,359
Pharmaceuticals – 9.3%
231,001	Endo International PLC*	18,399,230
130,744	Valeant Pharmaceuticals International, Inc. (U.S. Shares)*	29,044,779
514,518	Zoetis, Inc.	24,810,058

		72,254,067
Professional Services – 2.8%
491,160	Nielsen NV	21,989,233
Real Estate Investment Trusts (REITs) – 2.6%
246,576	Crown Castle International Corp.	19,800,053
Road & Rail – 2.7%
130,817	Canadian Pacific Railway, Ltd. (U.S. Shares)	20,960,808
Semiconductor & Semiconductor Equipment – 3.0%
244,708	ARM Holdings PLC (ADR)	12,056,763
118,224	NXP Semiconductor NV*	11,609,597

		23,666,360
Software – 6.8%
308,581	Adobe Systems, Inc.*	24,998,147
76,536	NetSuite, Inc.*	7,022,178
295,656	Salesforce.com, Inc.*	20,586,527

		52,606,852
Specialty Retail – 7.1%
542,873	Lowe’s Cos., Inc.	36,356,205
277,175	TJX Cos., Inc.	18,340,670

		54,696,875
Technology Hardware, Storage & Peripherals – 2.9%
182,489	Apple, Inc.	22,888,683

Total Common Stocks (cost $610,813,983)		767,001,047
Investment Companies – 2.0%
Money Markets – 2.0%
15,788,000	Janus Cash Liquidity Fund LLC, 0.1291%°°,£ (cost $15,788,000)	15,788,000

Total Investments (total cost $626,601,983) – 101.0%		782,789,047

Liabilities, net of Cash, Receivables and Other Assets – (1.0)%		(7,724,686)

Net Assets – 100%		$775,064,361

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$683,416,961	87.3%
Canada	50,005,587	6.4
China	25,700,139	3.3
United Kingdom	12,056,763	1.5
Netherlands	11,609,597	1.5

Total	$782,789,047	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of June 30, 2015.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Aspen Forty Portfolio
Janus Cash Liquidity Fund LLC	18,546,315	178,635,584	(181,393,899)	15,788,000	$–	$13,428	$15,788,000

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Forty Portfolio
Assets
Investments in Securities:
Common Stocks	$767,001,047	$ –	$–

Investment Companies	–	15,788,000	–

Total Assets	$767,001,047	$15,788,000	$–

8 | JUNE 30, 2015

Statement of Assets and Liabilities

Janus Aspen
Forty
As of June 30, 2015 (unaudited)	Portfolio

Assets:
Investments, at cost	$626,601,983
Unaffiliated investments, at value	$767,001,047
Affiliated investments, at value	15,788,000
Cash	265
Non-interested Trustees’ deferred compensation	15,644
Receivables:
Portfolio shares sold	33,197
Dividends	328,367
Dividends from affiliates	1,809
Foreign dividend tax reclaim	113,759
Other assets	694
Total Assets	783,282,782
Liabilities:
Payables:
Portfolio shares repurchased	7,446,156
Advisory fees	430,052
Portfolio administration fees	6,286
Transfer agent fees and expenses	529
12b-1 Distribution and shareholder servicing fees	104,856
Non-interested Trustees’ fees and expenses	5,212
Non-interested Trustees’ deferred compensation fees	15,644
Accrued expenses and other payables	209,686
Total Liabilities	8,218,421
Net Assets	$775,064,361
Net Assets Consist of:
Capital (par value and paid-in surplus)	$531,918,410
Undistributed net investment income/(loss)	(333,618)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	87,289,731
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	156,189,838
Total Net Assets	$775,064,361
Net Assets - Institutional Shares	$280,486,531
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,009,576
Net Asset Value Per Share	$35.02
Net Assets - Service Shares	$494,577,830
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	14,623,576
Net Asset Value Per Share	$33.82

See Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Operations

Janus Aspen
Forty
For the period ended June 30, 2015 (unaudited)	Portfolio

Investment Income:
Dividends	$3,132,534
Dividends from affiliates	13,428
Other income	413
Foreign tax withheld	(56,641)
Total Investment Income	3,089,734
Expenses:
Advisory fees	2,636,416
12b-1 Distribution and shareholder servicing fees:
Service Shares	623,031
Other transfer agent fees and expenses:
Institutional Shares	1,381
Service Shares	1,099
Shareholder reports expense	23,494
Registration fees	18,846
Custodian fees	11,280
Professional fees	18,210
Non-interested Trustees’ fees and expenses	10,548
Portfolio administration fees	30,962
Other expenses	31,834
Total Expenses	3,407,101
Net Expenses	3,407,101
Net Investment Income/(Loss)	(317,367)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	87,593,385
Total Net Realized Gain/(Loss) on Investments	87,593,385
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(25,018,667)
Total Change in Unrealized Net Appreciation/Depreciation	(25,018,667)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$62,257,351

See Notes to Financial Statements.

10 | JUNE 30, 2015

Statements of Changes in Net Assets

	Janus Aspen
	Forty
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Operations:
Net investment income/(loss)	$(317,367)	$(637,518)
Net realized gain/(loss) on investments	87,593,385	160,492,743
Change in unrealized net appreciation/depreciation	(25,018,667)	(96,604,872)
Net Increase/(Decrease) in Net Assets Resulting from Operations	62,257,351	63,250,353
Dividends and Distributions to Shareholders:
Net Investment Income
Institutional Shares	–	(503,982)
Service Shares	–	(154,665)
Net Realized Gain from Investment Transactions
Institutional Shares	(57,445,111)	(93,285,383)
Service Shares	(102,554,820)	(152,735,352)
Net Decrease from Dividends and Distributions to Shareholders	(159,999,931)	(246,679,382)
Capital Share Transactions:
Shares Sold
Institutional Shares	18,488,465	19,546,852
Service Shares	20,855,302	25,026,559
Reinvested Dividends and Distributions
Institutional Shares	57,445,111	93,789,365
Service Shares	102,554,820	152,890,017
Shares Repurchased
Institutional Shares	(61,663,379)	(99,632,827)
Service Shares	(56,672,623)	(98,791,422)
Net Increase/(Decrease) from Capital Share Transactions	81,007,696	92,828,544
Net Increase/(Decrease) in Net Assets	(16,734,884)	(90,600,485)
Net Assets:
Beginning of period	791,799,245	882,399,730
End of period	$775,064,361	$791,799,245

Undistributed Net Investment Income/(Loss)	$(333,618)	$(16,251)

See Notes to Financial Statements.

Janus Aspen Series | 11

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Forty Portfolio
2015 (unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$40.27	$53.34	$40.95	$33.22	$35.74	$33.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.03(1)	0.38	0.47	0.23	0.19
Net realized and unrealized gain/(loss)	3.43	3.08	12.34	7.54	(2.62)	2.06
Total from Investment Operations	3.45	3.11	12.72	8.01	(2.39)	2.25
Less Dividends and Distributions:
Dividends (from net investment income)	–	(0.09)	(0.33)	(0.28)	(0.13)	(0.12)
Distributions (from capital gains)	(8.70)	(16.09)	–	–	–	–
Total Dividends and Distributions	(8.70)	(16.18)	(0.33)	(0.28)	(0.13)	(0.12)
Net Asset Value, End of Period	$35.02	$40.27	$53.34	$40.95	$33.22	$35.74
Total Return*	8.06%	8.73%	31.23%	24.16%	(6.69)%	6.72%
Net Assets, End of Period (in thousands)	$280,487	$299,546	$355,429	$488,374	$459,459	$567,322
Average Net Assets for the Period (in thousands)	$308,734	$307,359	$491,231	$512,799	$518,818	$553,994
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.69%	0.57%	0.55%	0.55%	0.70%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.69%	0.57%	0.55%	0.55%	0.70%	0.67%
Ratio of Net Investment Income/(Loss)**	0.07%	0.07%	0.31%	1.03%	0.56%	0.52%
Portfolio Turnover Rate	30%	46%	61%	10%	46%	36%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Forty Portfolio
2015 (unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$39.21	$52.40	$40.28	$32.72	$35.24	$33.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(1)	(0.07)(1)	–(2)	0.31	0.09	0.07
Net realized and unrealized gain/(loss)	3.34	2.99	12.38	7.47	(2.52)	2.08
Total from Investment Operations	3.31	2.92	12.38	7.78	(2.43)	2.15
Less Dividends and Distributions:
Dividends (from net investment income)	–	(0.02)	(0.26)	(0.22)	(0.09)	(0.08)
Distributions (from capital gains)	(8.70)	(16.09)	–	–	–	–
Total Dividends and Distributions	(8.70)	(16.11)	(0.26)	(0.22)	(0.09)	(0.08)
Net Asset Value, End of Period	$33.82	$39.21	$52.40	$40.28	$32.72	$35.24
Total Return*	7.92%	8.47%	30.89%	23.82%	(6.91)%	6.48%
Net Assets, End of Period (in thousands)	$494,578	$492,253	$526,971	$471,002	$417,408	$532,645
Average Net Assets for the Period (in thousands)	$505,296	$493,575	$486,845	$468,967	$475,743	$567,062
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.94%	0.82%	0.81%	0.80%	0.95%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.94%	0.82%	0.81%	0.80%	0.95%	0.92%
Ratio of Net Investment Income/(Loss)**	(0.17)%	(0.17)%	0.04%	0.81%	0.31%	0.25%
Portfolio Turnover Rate	30%	46%	61%	10%	46%	36%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

12 | JUNE 30, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers thirteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as nondiversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques

Janus Aspen Series | 13

Notes to Financial Statements (unaudited) (continued)

used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred.

14 | JUNE 30, 2015

Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The Portfolio may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced and may continue to experience severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Portfolio	Rate (%)

Janus Aspen Forty Portfolio	0.64

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Forty Portfolio	Russell 1000® Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

Performance Adjusted
Investment Advisory
Portfolio	Fee Rate (%)

Janus Aspen Forty Portfolio	0.66

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing and other shareholder services for the Portfolio.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may

16 | JUNE 30, 2015

exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $21,949 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2015. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $146,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Forty Portfolio	$627,074,914	$162,802,979	$(7,088,846)	$155,714,133

5.	Capital Share Transactions

	Janus Aspen Forty Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Transactions in Portfolio Shares – Institutional Shares
Shares sold	431,313	438,521
Reinvested dividends and distributions	1,601,927	2,552,786
Shares repurchased	(1,462,719)	(2,216,104)
Net Increase/(Decrease) in Portfolio Shares	570,521	775,203
Shares Outstanding, Beginning of Period	7,439,055	6,663,852
Shares Outstanding, End of Period	8,009,576	7,439,055
Transactions in Portfolio Shares – Service Shares
Shares sold	498,207	568,799
Reinvested dividends and distributions	2,961,444	4,268,286
Shares repurchased	(1,391,171)	(2,338,393)
Net Increase/(Decrease) in Portfolio Shares	2,068,480	2,498,692
Shares Outstanding, Beginning of Period	12,555,096	10,056,404
Shares Outstanding, End of Period	14,623,576	12,555,096

6.	Purchases and Sales of Investment Securities

For the period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Forty Portfolio	$234,303,278	$303,571,142	$–	$–

7.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

18 | JUNE 30, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

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Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

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Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

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Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

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Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

28 | JUNE 30, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Aspen Series | 29

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the

30 | JUNE 30, 2015

Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the

Janus Aspen Series | 31

Useful Information About Your Portfolio Report (unaudited) (continued)

investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

32 | JUNE 30, 2015

Notes

Janus Aspen Series | 33

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94122	109-24-81115 08-15

semiannual report
June 30, 2015

Janus Aspen Global Allocation Portfolio – Moderate

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Global Allocation Portfolio – Moderate

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

PORTFOLIO SNAPSHOT
Broad, actively managed global diversification allows flexibility to capture the best performing asset classes regardless of geographies. In addition, we seek to dampen the Portfolio’s overall volatility through the use of alternatives. This, coupled with access to Janus Capital Group’s innovative investment expertise and solutions, should provide superior risk-adjusted returns over the long term.
Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Aspen Global Allocation Portfolio – Moderate’s Institutional Shares and Service Shares returned 1.11% and 1.13%, respectively, for the six-month period ended June 30, 2015. This compares with a return of 2.66% for its primary benchmark, the MSCI All Country World Index, and a 0.39% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Barclays Global Aggregate Bond Index (40%).

MARKET ENVIRONMENT

Global equities finished the six-month period mixed. European markets were weighed down by serious questions about Greece’s ability to service its massive debt load. The dispute overshadowed signs of stabilization in the remainder of the region’s periphery. Major U.S. indices reached record levels in early March, only to pull back on concerns that yet another strong jobs report would entice the Federal Reserve (Fed) to raise interest rates as early as June. Those concerns were later allayed as the Fed’s late-month statement included downwardly revised growth expectations, which investors interpreted as dovish. Additional highs were reached later in the spring, but they did so in an understated fashion as both volume and volatility remained muted. U.S. equities were also not immune to selloffs in late June due to fears about Greece. In emerging markets, the story centered on China, namely the government’s attempts to catalyze sluggish growth and combat equity market excesses.

Despite a volatile path, fixed income markets finished largely flat for the period. Yields on longer-dated U.S. Treasurys initially contracted on tepid economic data, before selling off in the spring. That yield curve steepening paled in comparison to the sell-off in German bunds over the same timeframe.

PERFORMANCE DISCUSSION

Janus Aspen Global Allocation Portfolio – Moderate invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Portfolio is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

Individual detractors were led by Janus Global Bond Fund, Perkins Large Cap Value Fund and Janus Contrarian Fund. Janus Global Bond Fund was a large detractor from absolute performance due to its large position size within the fund and the weaker overall global bond market. Perkins Large Cap Value Fund was also a top detractor due to its exposure to large-cap value stocks, which fell during the period. Janus Contrarian Fund was another top detractor due to stock selection.

Contributors were led by Janus International Equity Fund, INTECH International Managed Volatility Fund and Janus Overseas Fund, as a result of strong performance by international markets during the period.

OUTLOOK

In recent weeks global markets have placed much emphasis on Greece’s debt issues, and also on the spillover effect that a sharp drop in Chinese equities could have on the country’s broader economy. We continue to monitor both situations, and do not take any potential source of market risk for granted. However, we believe the rest of Europe’s economy is generally improving, and that a potential Greek exit from the eurozone is unlikely to become a systemic risk. In China, the amount of leverage some investors have been using to buy equities is a concern and a deleveraging process could cause some short term pain, but we believe the Chinese government

Janus Aspen Series | 1

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

still has many tools at its disposal to support the economy and thwart a long-term crisis.

We believe the communication, timing and level of Fed interest rate hikes is a bigger potential risk that investors have become less focused on in recent weeks, but that should bear greater attention. Depending on how the Fed goes about its campaign to tighten monetary policy, it could cause assets to re-price quickly.

While each of these macroeconomic events could cause greater volatility in the days ahead, a more volatile market environment is a challenge we are willing to accept. With greater volatility, the greater the benefits of broad diversification across asset classes and risk factors. As such, we expect the value-add of our funds to be particularly attractive in a macro-economic backdrop where uncertainty is potentially lurking in many corners.

Thank you for investing in Janus Aspen Global Allocation Portfolio – Moderate.

2 | JUNE 30, 2015

(unaudited)

Janus Aspen Global Allocation Portfolio – Moderate (% of Net Assets)

As of June 30, 2015

Janus Global Bond Fund – Class N Shares	24.5%
Janus International Equity Fund – Class N Shares	12.1
Perkins Large Cap Value Fund – Class N Shares	9.0
INTECH U.S. Managed Volatility Fund – Class N Shares	8.2
Janus Diversified Alternatives Fund – Class N Shares	8.0
INTECH International Managed Volatility Fund – Class I Shares	7.3
Janus Adaptive Global Allocation Fund – Class N Shares	5.1
Janus Short-Term Bond Fund – Class N Shares	4.3
Janus Overseas Fund – Class N Shares	3.4
Janus Global Real Estate Fund – Class I Shares	2.8
Janus Triton Fund – Class N Shares	2.6
Janus Emerging Markets Fund – Class I Shares	2.4
Perkins Small Cap Value Fund – Class N Shares	2.2
Janus Fund – Class N Shares	1.7
Janus Forty Fund – Class N Shares	1.7
Janus Twenty Fund – Class D Shares	1.4
Janus Aspen Global Research Portfolio – Institutional Shares	1.3
Janus Contrarian Fund – Class I Shares	1.1
Janus Global Select Fund – Class I Shares	0.9
Janus Asia Equity Fund – Class I Shares	0.3

Janus Aspen Global Allocation Portfolio - Moderate At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2015

*Includes Other of (0.3)%.

Janus Aspen Series | 3

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015				Expense Ratios – per the May 1, 2015 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Allocation Portfolio – Moderate – Institutional Shares	1.11%	–0.88%	8.78%	1.80%	1.02%

Janus Aspen Global Allocation Portfolio – Moderate – Service Shares	1.13%	–0.80%	8.69%	1.89%	1.14%

MSCI All Country World IndexSM	2.66%	0.71%	10.77%

Global Moderate Allocation Index	0.39%	–2.42%	6.15%

Morningstar Quartile – Institutional Shares	–	2nd	1st

Morningstar Ranking – based on total returns for World Allocation Funds	–	229/571	75/440

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2016.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, portfolio holdings and other details.

Performance of the Janus Aspen Global Allocation Portfolio depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

See important disclosures on the next page.

4 | JUNE 30, 2015

(unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – August 31, 2011

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)††

Institutional Shares	$1,000.00	$1,011.10	$2.24	$1,000.00	$1,022.56	$2.26	0.45%

Service Shares	$1,000.00	$1,011.30	$1.99	$1,000.00	$1,022.81	$2.01	0.40%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.
††	Ratios do not include expenses of the underlying funds and/or investment companies in which the Portfolio invests.

Janus Aspen Series | 5

Janus Aspen Global Allocation Portfolio – Moderate

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Investment Companies£ – 100.3%
Alternative Funds – 8.0%
94,969	Janus Diversified Alternatives Fund – Class N Shares	$953,492

		953,492
Equity Funds – 63.5%
109,499	INTECH International Managed Volatility Fund – Class I Shares	875,989
109,638	INTECH U.S. Managed Volatility Fund – Class N Shares	985,649
62,462	Janus Adaptive Global Allocation Fund – Class N Shares*	605,880
3,649	Janus Asia Equity Fund – Class I Shares	37,655
3,607	Janus Aspen Global Research Portfolio – Institutional Shares	155,973
6,600	Janus Contrarian Fund – Class I Shares	135,953
32,624	Janus Emerging Markets Fund – Class I Shares	281,218
6,030	Janus Forty Fund – Class N Shares	199,227
5,223	Janus Fund – Class N Shares	204,310
30,240	Janus Global Real Estate Fund – Class I Shares	341,112
7,900	Janus Global Select Fund – Class I Shares	112,103
113,194	Janus International Equity Fund – Class N Shares	1,453,413
12,115	Janus Overseas Fund – Class N Shares	402,963
12,343	Janus Triton Fund – Class N Shares	314,748
2,756	Janus Twenty Fund – Class D Shares	162,969
66,498	Perkins Large Cap Value Fund – Class N Shares	1,072,611
11,870	Perkins Small Cap Value Fund – Class N Shares	264,115

		7,605,888
Fixed Income Funds – 28.8%
306,937	Janus Global Bond Fund – Class N Shares	2,940,455
169,595	Janus Short-Term Bond Fund – Class N Shares	515,568

		3,456,023

Total Investments (total cost $12,110,592) – 100.3%		12,015,403

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(40,916)

Net Assets – 100%		$11,974,487

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information (unaudited)

Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.

Global Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and Barclays Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

*	Non-income producing security.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Aspen Global Allocation Portfolio – Moderate
INTECH International Managed Volatility Fund – Class I Shares	105,995	14,153	(10,649)	109,499	$(11,058)	$–	$875,989
INTECH U.S. Managed Volatility Fund – Class N Shares	47,078	68,463	(5,903)	109,638	(19,602)	–	985,649
INTECH U.S. Managed Volatility Fund II – Class I Shares	21,247	1,789	(23,036)	–	1,328	1,481	–
Janus Adaptive Global Allocation Fund – Class N Shares	–	62,465	(3)	62,462	–	–	605,880
Janus Asia Equity Fund – Class I Shares	3,452	795	(598)	3,649	63	–	37,655
Janus Aspen Global Research Portfolio – Institutional Shares	9,015	1,143	(6,551)	3,607	35,880	1,620	155,973
Janus Contrarian Fund – Class I Shares	6,413	741	(554)	6,600	(598)	–	135,953
Janus Diversified Alternatives Fund – Class N Shares	91,318	14,261	(10,610)	94,969	702	–	953,492
Janus Emerging Markets Fund – Class I Shares	31,440	4,726	(3,542)	32,624	(1,287)	–	281,218
Janus Forty Fund – Class N Shares	5,796	980	(746)	6,030	(7,286)	–	199,227
Janus Fund – Class N Shares	5,121	414	(312)	5,223	(1,154)	–	204,310
Janus Global Bond Fund – Class N Shares	311,168	48,797	(53,028)	306,937	(24,530)	29,926	2,940,455
Janus Global Real Estate Fund – Class I Shares	29,032	4,334	(3,125)	30,241	410	1,776	341,112
Janus Global Select Fund – Class I Shares	19,993	2,286	(14,379)	7,900	28,631	–	112,103
Janus International Equity Fund – Class N Shares	109,503	15,109	(11,418)	113,194	(9,763)	–	1,453,413
Janus Overseas Fund – Class N Shares	11,680	1,737	(1,302)	12,115	(4,432)	–	402,963
Janus Short-Term Bond Fund – Class N Shares	161,680	27,658	(19,743)	169,595	(532)	3,562	515,568
Janus Triton Fund – Class N Shares	12,031	1,293	(981)	12,343	217	–	314,748
Janus Twenty Fund – Class D Shares	2,689	273	(206)	2,756	(1,164)	–	162,969
Perkins Large Cap Value Fund – Class N Shares	64,455	8,129	(6,086)	66,498	(7,737)	–	1,072,611
Perkins Small Cap Value Fund – Class N Shares	11,510	1,461	(1,101)	11,870	(4,481)	–	264,115

Total					$(26,393)	$38,365	$12,015,403

Janus Aspen Series | 7

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Global Allocation Portfolio – Moderate
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 953,492	$–	$–
Equity Funds	7,605,888	–	–
Fixed Income Funds	3,456,023	–	–

Total Assets	$12,015,403	$–	$–

8 | JUNE 30, 2015

Statement of Assets and Liabilities

Janus Aspen Global
Allocation Portfolio -
As of June 30, 2015 (unaudited)	Moderate

Assets:
Investments, at cost	$12,110,592
Affiliated investments, at value	12,015,403
Non-interested Trustees’ deferred compensation	240
Receivables:
Investments sold	492
Portfolio shares sold	12,412
Dividends from affiliates	660
Due from adviser	12,559
Total Assets	12,041,766
Liabilities:
Payables:
Portfolio shares repurchased	22,434
Advisory fees	491
Portfolio administration fees	93
Transfer agent fees and expenses	182
12b-1 Distribution and shareholder servicing fees	2,440
Non-interested Trustees’ fees and expenses	75
Non-interested Trustees’ deferred compensation fees	240
Accrued expenses and other payables	41,324
Total Liabilities	67,279
Net Assets	$11,974,487
Net Assets Consist of:
Capital (par value and paid-in surplus)	$12,128,686
Undistributed net investment income/(loss)	(46,197)
Undistributed net realized gain/(loss) from investments	(12,844)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(95,158)
Total Net Assets	$11,974,487
Net Assets - Institutional Shares	$65,079
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,598
Net Asset Value Per Share	$11.63
Net Assets - Service Shares	$11,909,408
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,023,092
Net Asset Value Per Share	$11.64

See Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Operations

Janus Aspen Global
Allocation Portfolio -
For the period ended June 30, 2015 (unaudited)	Moderate

Investment Income:
Dividends from affiliates	$38,365
Total Investment Income	38,365
Expenses:
Advisory fees	2,908
12b-1 Distribution and shareholder servicing fees:
Service Shares	14,461
Other transfer agent fees and expenses:
Institutional Shares	99
Service Shares	324
Shareholder reports expense	23,166
Registration fees	5,239
Professional fees	11,964
Non-interested Trustees’ fees and expenses	155
Portfolio administration fees	529
Accounting systems fee expense	12,393
Other expenses	149
Total Expenses	71,387
Less: Excess Expense Reimbursement	(48,095)
Net Expenses	23,292
Net Investment Income/(Loss)	15,073
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(26,393)
Capital gain distributions from underlying funds	66,884
Total Net Realized Gain/(Loss) on Investments	40,491
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	57,777
Total Change in Unrealized Net Appreciation/Depreciation	57,777
Net Increase/(Decrease) in Net Assets Resulting from Operations	$113,341

See Notes to Financial Statements.

10 | JUNE 30, 2015

Statements of Changes in Net Assets

	Janus Aspen
	Global Allocation
	Portfolio - Moderate
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Operations:
Net investment income/(loss)	$15,073	$301,546
Net realized gain/(loss) from investments in affiliates	40,491	482,183
Change in unrealized net appreciation/depreciation	57,777	(433,026)
Net Increase/(Decrease) in Net Assets Resulting from Operations	113,341	350,703
Dividends and Distributions to Shareholders:
Net Investment Income
Institutional Shares	(326)	(2,009)
Service Shares	(60,709)	(308,870)
Net Realized Gain from Investment Transactions
Institutional Shares	(2,781)	(3,271)
Service Shares	(497,196)	(230,552)
Net Decrease from Dividends and Distributions to Shareholders	(561,012)	(544,702)
Capital Share Transactions:
Shares Sold
Service Shares	1,629,701	3,431,668
Reinvested Dividends and Distributions
Institutional Shares	3,107	5,280
Service Shares	557,905	539,422
Shares Repurchased
Institutional Shares	–	(106,759)
Service Shares	(1,202,580)	(2,100,723)
Net Increase/(Decrease) from Capital Share Transactions	988,133	1,768,888
Net Increase/(Decrease) in Net Assets	540,462	1,574,889
Net Assets:
Beginning of period	11,434,025	9,859,136
End of period	$11,974,487	$11,434,025

Undistributed Net Investment Income/(Loss)	$(46,197)	$(235)

See Notes to Financial Statements.

Janus Aspen Series | 11

Financial Highlights

Institutional Shares

	Janus Aspen Global Allocation
For a share outstanding during the period ended June 30, 2015 (unaudited) and	Portfolio – Moderate
each year or period ended December 31	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.07	$12.28	$11.00	$9.79	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(2)	0.21(2)	0.17	0.20	0.17
Net realized and unrealized gain/(loss)	0.13	0.19	1.47	1.32	(0.21)
Total from Investment Operations	0.14	0.40	1.64	1.52	(0.04)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.35)	(0.20)	(0.18)	(0.17)
Distributions (from capital gains)	(0.52)	(0.26)	(0.16)	(0.13)	–
Total Dividends and Distributions	(0.58)	(0.61)	(0.36)	(0.31)	(0.17)
Net Asset Value, End of Period	$11.63	$12.07	$12.28	$11.00	$9.79
Total Return*	1.11%	3.20%	14.90%	15.63%	(0.38)%
Net Assets, End of Period (in thousands)	$65	$64	$165	$144	$125
Average Net Assets for the Period (in thousands)	$66	$126	$154	$137	$123
Ratios to Average Net Assets:
Ratio of Gross Expenses**(3)	1.26%	1.06%	2.92%	24.54%	69.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(3)	0.45%	0.39%	0.49%	0.60%	1.00%
Ratio of Net Investment Income/(Loss)**	0.16%	1.71%	1.45%	1.87%	5.27%
Portfolio Turnover Rate	15%	27%	68%	42%	7%

Service Shares

	Janus Aspen Global Allocation
For a share outstanding during the period ended June 30, 2015 (unaudited)	Portfolio – Moderate
and each year or period ended December 31	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.08	$12.28	$10.98	$9.79	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.35(2)	0.16	0.17	0.17
Net realized and unrealized gain/(loss)	0.12	0.05	1.45	1.33	(0.21)
Total from Investment Operations	0.14	0.40	1.61	1.50	(0.04)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.34)	(0.15)	(0.18)	(0.17)
Distributions (from capital gains)	(0.52)	(0.26)	(0.16)	(0.13)	–
Total Dividends and Distributions	(0.58)	(0.60)	(0.31)	(0.31)	(0.17)
Net Asset Value, End of Period	$11.64	$12.08	$12.28	$10.98	$9.79
Total Return*	1.13%	3.22%	14.69%	15.44%	(0.38)%
Net Assets, End of Period (in thousands)	$11,909	$11,370	$9,694	$603	$124
Average Net Assets for the Period (in thousands)	$11,728	$10,761	$4,800	$316	$123
Ratios to Average Net Assets:
Ratio of Gross Expenses**(3)	1.22%	1.15%	2.42%	26.76%	70.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(3)	0.40%	0.47%	0.66%	0.73%	1.00%(4)
Ratio of Net Investment Income/(Loss)**	0.26%	2.78%	2.58%	2.78%	5.28%
Portfolio Turnover Rate	15%	27%	68%	42%	7%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from August 31, 2011 (inception date) through December 31, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Portfolio invests.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) would be 1.25% without the waiver of these fees and expenses.

See Notes to Financial Statements.

12 | JUNE 30, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Aspen Global Allocation Portfolio – Moderate (the “Portfolio”) is a series fund. The Portfolio operates as a “fund of funds,” meaning substantially all of the Portfolio’s assets will be invested in other Janus funds (the “underlying funds”). The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers thirteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Underlying Funds
The Portfolio invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Portfolio has a target allocation, which is how the Portfolio’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Portfolio’s asset class allocations generally will vary over short-term periods. The Portfolio’s long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Portfolio’s and underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to fund shareholders.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
The Portfolio’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

The Portfolio classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Portfolio’s investments in securities and other financial instruments is

Janus Aspen Series | 13

Notes to Financial Statements (unaudited) (continued)

included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Additionally, the Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The Portfolio may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

	Average	Contractual
	Daily Net	Investment
	Assets	Advisory
Portfolio	of the Portfolio	Fee (%)

Janus Aspen Global Allocation Portfolio - Moderate	All Asset Levels	0.05

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest,

14 | JUNE 30, 2015

dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2016.

Expense
Portfolio	Limit (%)

Janus Aspen Global Allocation Portfolio - Moderate	0.14

If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing and other shareholder services for the Portfolio.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $21,949 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2015. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $146,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2015.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

As of June 30, 2015, shares of the Portfolio were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of	% of
	Class	Portfolio
Portfolio	Owned	Owned

Janus Aspen Global Allocation Portfolio - Moderate - Institutional Shares	100%	1%
Janus Aspen Global Allocation Portfolio - Moderate - Service Shares	-	-

In addition, other shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Global Allocation Portfolio - Moderate	$12,250,865	$172,996	$(408,458)	$(235,462)

4.	Capital Share Transactions

	Janus Aspen Global
	Allocation Portfolio- Moderate
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Transactions in Portfolio Shares – Institutional Shares:
Shares sold	–	–
Reinvested dividends and distributions	263	423
Shares repurchased	–	(8,561)
Net Increase/(Decrease) in Portfolio Shares	263	(8,138)
Shares Outstanding, Beginning of Period	5,335	13,473
Shares Outstanding, End of Period	5,598	5,335
Transactions in Portfolio Shares – Service Shares:
Shares sold	133,047	276,900
Reinvested dividends and distributions	47,200	43,671
Shares repurchased	(98,104)	(168,714)
Net Increase/(Decrease) in Portfolio Shares	82,143	151,857
Shares Outstanding, Beginning of Period	940,949	789,092
Shares Outstanding, End of Period	1,023,092	940,949

16 | JUNE 30, 2015

5.	Purchases and Sales of Investment Securities

For the period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Allocation Portfolio - Moderate	$2,326,924	$1,809,972	$–	$–

6.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 17

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

18 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Aspen Series | 19

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

20 | JUNE 30, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Aspen Series | 21

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

22 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

24 | JUNE 30, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

26 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

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Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the

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Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the

30 | JUNE 30, 2015

investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 31

Notes

32 | JUNE 30, 2015

Notes

Janus Aspen Series | 33

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94026	109-24-81125 08-15

semiannual report
June 30, 2015

Janus Aspen Global Research Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Global Research Portfolio

Janus Aspen Global Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT We are bottom-up, fundamental investors. We believe a deep, independent research process and high-conviction investing will deliver exceptional results.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE OVERVIEW

Janus Aspen Global Research Portfolio’s Institutional Shares and Service Shares returned 4.74% and 4.59%, respectively, over the six-month period ended June 30, 2015, while its primary benchmark, the MSCI World Index, and its secondary benchmark, the MSCI All Country World Index, returned 2.63% and 2.66%, respectively.

MARKET ENVIRONMENT

Global equities finished the six-month period decidedly mixed. European markets were weighed down by serious questions about Greece’s ability to service its massive debt load. The dispute overshadowed signs of stabilization in the remainder of the region’s periphery. The anxiety accelerated toward the end of June as it became apparent that the country would not make a payment due to the International Monetary Fund on June 30. Consequently, the continent’s major indices finished deep in the red.

Conditions in Europe contributed to market angst as prices within the eurozone entered deflationary territory. European stocks regained favor upon the European Central Bank’s (ECB) announcement that it would launch its own version of quantitative easing by purchasing 60 billion euros in bonds monthly for a total exceeding 1 trillion euros. As a consequence, yields on many short- and mid-term bonds of eurozone nations entered negative territory and the region’s stocks took off.

Major U.S. indices reached record levels in early March, only to pull back on concerns that yet another strong jobs report would entice the Federal Reserve (Fed) to raise interest rates as early as June. Those concerns were later allayed as the Fed’s late-month statement included downwardly revised growth expectations, which investors interpreted as dovish.

Additional highs were reached later in the spring, but they did so in an understated fashion as both volume and volatility remained muted. The first quarter earnings season mostly exceeded expectations, but enthusiasm was tempered as valuations were considered stretched compared to long-term averages. Stock gains were also aided by favorable economic data that indicated the factors contributing to the winter slowdown were indeed transitory.

In emerging markets, while Latin American indices largely gained, the story centered on China, namely the government’s attempts to catalyze sluggish growth and combat equity market excesses.

PERFORMANCE DISCUSSION

Our seven global sector teams employ a bottom-up, fundamental approach to identify what we consider the best global opportunities. Our analysts take a long-term view of companies with a focus on value creation and duration of growth, which lead to high returns on invested capital. The Portfolio directly captures the insights of our teams through their highest-conviction ideas. In building a diversified portfolio, we seek to minimize macroeconomic risks while generating superior performance over longer periods.

Our stock selection in the financial and health care sectors were the top contributors to relative performance during the period. Within the health care sector, Pharmacyclics and Valeant Pharmaceuticals led absolute contributors. Pharmacyclics’s stock surged in January on consensus-beating earnings from the prior quarter as well as upbeat guidance for its blood-cancer drug, Imbruvica. It was then announced that AbbVie would acquire the company for $21 billion. This commercial-stage biotechnology company is focused on discovering and developing innovative small-molecule drugs for the treatment of cancer and immune-mediated diseases.

Valeant’s stock was up after the company announced better-than-expected earnings and raised its guidance after completing its acquisition of Salix Pharmaceuticals, a maker of gastrointestinal treatments. The acquisition is another example of the same successful playbook Valeant has been running for much of the past decade. We feel this strategy has set the company apart from many of its competitors. High research and development costs have been value destructive for many pharmaceutical companies, but Valeant has largely avoided high R&D spending by making a series of value accretive acquisitions of pharmaceutical companies with lower product risk. Valeant then takes many of the costs out of those companies and essentially acts as a distributor of a

Janus Aspen Series | 1

Janus Aspen Global Research Portfolio (unaudited)

number of valuable drugs, rather than a company dependent on new drug discovery for growth.

Beyond the health care sector, Apple was also a top contributor. The electronic-device company benefited from positive sentiment in the aftermath of its astounding fourth quarter earnings results. In February, the company’s stock reached a new record, pushing its market capitalization above $700 billion. We think Apple still has strong opportunities as its ecosystem continues to attract new and potentially long-term subscribers onto its platform and increase its addressable market as lower price points draw new customers. We also appreciate management’s commitment to returning capital to shareholders via dividends and stock repurchases. While we still favor the stock, given Apple’s large representation of the benchmark, we continue to adjust our exposure to the stock to manage single-company risk.

Our industrial holdings, led lower by Canadian Pacific and United Continental, were the most significant relative detractors during the period, followed by the consumer sector. Railroad operator Canadian Pacific’s performance suffered as the transportation sector – and especially railroads – fell out of favor with the market. Investors have perhaps, at least in our view, tied railroads too closely to the fate of North American crude. We, on the other hand, are attracted to Canadian Pacific in part due to the diverse line of products it carries. During the period, the company released an earnings report which beat consensus on both revenue and earnings per share. The company also exhibited continued improvement in rationalizing costs. Later in the period, the stock was punished when an important coal customer said it would be idling several mines.

The period was not kind to airlines, which led to United Continental Holdings becoming one of the period’s largest detractors. The company reporting consensus-beating first quarter earnings was not enough to outweigh the industry-wide concerns over capacity. During the period, a leading competitor announced that it was slightly raising capacity, igniting fear that the recent discipline exercised by the industry leaders may possibly fray. While the U.S. airline fleet is roughly 5% below its 2007 peak, available seat miles (ASM) – a measure combining total seats and miles flown – has crept up in recent quarters. Perspective is needed here as, in our view, this increase is very meager when compared to previous cycles when the industry subjected itself to debilitating overcapacity.

MarkWest Energy Partners was another detractor. The master limited partnership (MLP) gathers and processes natural gas and also transports and stores natural gas liquids (NGLs). Rising rates were a headwind for real estate investment trusts (REITs) and MLPs such as MarkWest during the period. We added to our position on the weakness. While higher interest rates will increase borrowing costs for MarkWest in the short term, we believe the company’s return on capital is strong enough that it can still continue to grow. MarkWest is well positioned in the lowest-cost natural gas basin in the U.S., which means it is likely to experience strong demand for its gathering and processing services even in a weak pricing environment. We also like the management team, and feel the company remains attractively valued relative to equities.

OUTLOOK

Our belief that politicians ultimately find reasonable solutions blew up like a SpaceX rocket as the period ended. Greece, as Falcon 9’s brief flight did in June, will make a lot of noise but not amount to much of anything. Our long-held belief remains that, this Greek tragedy notwithstanding, equity market gains are not over. It’s hard to argue equity markets are cheap on average but investors should not seek to be average. In a market more about alpha than beta, the global equity market backdrop still lends itself to stock picking and active investing.

After Greek voters rejected an austerity plan, markets traded off but the reaction was generally mild, especially compared to less substantial but noisier Greek crises on the past. Most indices ended the second quarter flat to down. It is a quieter year so far but after six straight years of up markets, a calmer S&P 500 Index is welcome. (By comparison, the 1990s had nine up years – 1991 to 1999 – although that didn’t end too well.) We remain positive on U.S. equities, however, and do not feel that markets are stretched. Price-earnings ratio (P/E) multiples are at the higher range of recent years but they are not extraordinary for a low-inflation environment, which implies lower longer-term rates. Based on cash flow metrics, valuations are more reasonable.

Remember that the math of a 2.3% 10-year yield implies a P/E of more than 40, if you compare the price to the interest income. There’s no risk in the Treasury, but no growth either. Meanwhile, we are seeing growth in equities. Estimated earnings growth for 2016 vs. 2015 for the S&P 500 companies looks healthy if you take out the oil sector. Furthermore, we think there will be a broad range of growth rates for companies. It takes analysis, but it remains possible to find companies that are using acquisitions, breakthrough products or market share gains to drive earnings growth and to justify valuations.

2 | JUNE 30, 2015

(unaudited)

Growth matters in Europe too, and we are seeing a firming of conditions there. Greece represents less than 2% of European gross domestic product (GDP). So while it is not ideal to have social and political unrest on your periphery – and economic depressions can bring on those conditions – the Greek problem will not undermine Europe. It is different from the last time a Greek default threatened the stability of other banking systems in Europe.

Quantitative easing (QE) is gaining traction in Europe. The weaker euro helps fuel export growth while stronger auto sales, positive loan growth and better bank balance sheets portend a local recovery. The scope for margin expansion remains. Our European financial analyst sees green shoots and expects lower loan losses, rising returns and the all-important increasing of dividend payments, bullish signs for financials and perhaps for equities more broadly.

In Japan, Prime Minister Shinzo Abe’s administration has engineered a favorable backdrop for Japanese equities in terms of supply and demand: corporates are buying their own shares back, the Bank of Japan is buying Japanese equities as part of its QE, the government’s main pension fund is buying Japanese equities and moving away from bonds, and the market is running out of sellers. The message once again, however, centers on stock picking. New initiatives are also encouraging better corporate governance. Companies are raising dividends and appointing outside directors. More importantly, some companies are restructuring whole industries.

China and the rest of Asia are vexing. While China, too, has the ability to stimulate its economy, it is not a country without challenges. The industrial sector is slowing, part of a rationalization plan that ultimately leads to a more efficient economy. We expect over time that the consumer sector will offset some growth pressures in the country; in the shorter term, however, we are seeing contrary signs such as slower car sales and a continued lull in luxury spending. The rise in the Shanghai stock market and recently, a government attempt to prop it up after a pullback, are worrisome.

A slowdown in China is touching economies elsewhere in Asia. India is an exception as political reform (in true Indian style) slowly grinds forward. Brazil, with political and economic troubles, looks like more of a market where you pick a few cheap stocks but understand it is a difficult slog ahead.

Thank you for your investment in Janus Aspen Global Research Portfolio.

Janus Aspen Series | 3

Janus Aspen Global Research Portfolio (unaudited)

Janus Aspen Global Research Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Pharmacyclics, Inc.	0.61%
Valeant Pharmaceuticals International, Inc. (U.S. Shares)	0.52%
AIA Group, Ltd.	0.40%
Apple, Inc.	0.34%
Blackstone Group LP	0.33%

5 Bottom Performers – Holdings

Contribution

Canadian Pacific Railway, Ltd.	–0.38%
United Continental Holdings, Inc.	–0.24%
Enterprise Products Partners LP	–0.20%
MarkWest Energy Partners LP	–0.19%
Hershey Co.	–0.18%

3 Top Performers – Sectors*

		Portfolio Weighting	MSCI
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Financials	1.63%	21.77%	21.59%
Health Care	1.13%	13.90%	13.86%
Technology	1.12%	10.49%	10.43%

4 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Industrials	–1.45%	18.91%	19.32%
Consumer	–0.19%	14.45%	14.64%
Energy	–0.12%	10.71%	10.74%
Communications	–0.12%	9.38%	9.42%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

4 | JUNE 30, 2015

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

AIA Group, Ltd. Insurance	2.3%
Canadian Pacific Railway, Ltd. Road & Rail	1.9%
Google, Inc. – Class C Internet Software & Services	1.5%
NGK Spark Plug Co., Ltd. Auto Components	1.5%
Brenntag AG Trading Companies & Distributors	1.5%

8.7%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

* Includes Other of (0.7)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of December 31, 2014

Janus Aspen Series | 5

Janus Aspen Global Research Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015						Expense Ratios – per the May 1, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Global Research Portfolio – Institutional Shares	4.74%	6.24%	12.83%	6.45%	8.49%	0.61%

Janus Aspen Global Research Portfolio – Service Shares	4.59%	5.98%	12.55%	6.18%	8.21%	0.86%

MSCI World IndexSM	2.63%	1.43%	13.10%	6.38%	6.85%

MSCI All Country World IndexSM	2.66%	0.71%	11.93%	6.41%	N/A**

Morningstar Quartile – Institutional Shares	–	1st	2nd	3rd	2nd

Morningstar Ranking – based on total returns for World Stock Funds	–	135/1,264	368/853	299/549	97/211

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2015 Morningstar, Inc. All Rights Reserved.

See important disclosures on the next page.

6 | JUNE 30, 2015

(unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Institutional Shares	$1,000.00	$1,047.40	$3.91	$1,000.00	$1,020.98	$3.86	0.77%

Service Shares	$1,000.00	$1,045.90	$5.17	$1,000.00	$1,019.74	$5.11	1.02%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 7

Janus Aspen Global Research Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks – 98.3%
Aerospace & Defense – 0.6%
44,115	United Technologies Corp.	$4,893,677
Air Freight & Logistics – 0.9%
59,287	Panalpina Welttransport Holding AG	7,484,611
Airlines – 1.0%
146,428	United Continental Holdings, Inc.*	7,762,148
Auto Components – 1.5%
437,600	NGK Spark Plug Co., Ltd.	12,140,655
Beverages – 2.9%
86,781	PepsiCo, Inc.	8,100,139
53,600	Pernod Ricard SA	6,189,901
162,182	SABMiller PLC	8,418,156

		22,708,196
Biotechnology – 5.7%
48,904	Actelion, Ltd.*	7,157,449
54,779	Amgen, Inc.	8,409,672
24,337	Biogen, Inc.*	9,830,688
62,033	Celgene Corp.*	7,179,389
444,379	Ironwood Pharmaceuticals, Inc.*	5,359,211
14,525	Regeneron Pharmaceuticals, Inc.*	7,409,638

		45,346,047
Capital Markets – 2.3%
194,507	Blackstone Group LP	7,949,501
214,405	E*TRADE Financial Corp.*	6,421,430
185,199	UBS Group AG*	3,929,064

		18,299,995
Chemicals – 1.9%
59,312	Air Products & Chemicals, Inc.	8,115,661
505,154	Alent PLC	2,935,503
40,141	LyondellBasell Industries NV – Class A	4,155,396

		15,206,560
Commercial Banks – 7.6%
96,349	BNP Paribas SA	5,815,738
131,240	Citigroup, Inc.	7,249,698
623,781	HSBC Holdings PLC	5,586,727
641,579	ING Groep NV	10,591,668
112,766	JPMorgan Chase & Co.	7,641,024
6,959,356	Lloyds Banking Group PLC	9,319,375
1,311,700	Mitsubishi UFJ Financial Group, Inc.	9,430,691
110,825	US Bancorp	4,809,805

		60,444,726
Communications Equipment – 0.7%
92,795	CommScope Holding Co., Inc.*	2,831,176
47,054	Motorola Solutions, Inc.	2,698,076

		5,529,252
Consumer Finance – 0.8%
82,015	American Express Co.	6,374,206
Containers & Packaging – 1.0%
143,269	Crown Holdings, Inc.*	7,580,363
Diversified Financial Services – 0.7%
23,516	Intercontinental Exchange, Inc.	5,258,413
Electric Utilities – 0.7%
122,571	Brookfield Infrastructure Partners LP	5,470,344
Electrical Equipment – 2.0%
124,642	Schneider Electric SE	8,604,480
145,162	Sensata Technologies Holding NV*	7,655,844

		16,260,324
Electronic Equipment, Instruments & Components – 0.5%
63,027	TE Connectivity, Ltd. (U.S. Shares)	4,052,636
Energy Equipment & Services – 0.8%
99,098	Baker Hughes, Inc.	6,114,346
Food & Staples Retailing – 1.7%
150,914	Kroger Co.	10,942,774
70,292	Whole Foods Market, Inc.	2,772,317

		13,715,091
Food Products – 1.2%
104,961	Hershey Co.	9,323,686
Health Care Equipment & Supplies – 0.8%
371,719	Boston Scientific Corp.*	6,579,426
Health Care Providers & Services – 0.6%
33,946	Universal Health Services, Inc. – Class B	4,823,727
Hotels, Restaurants & Leisure – 1.9%
1,188,963	Bwin.Party Digital Entertainment PLC	1,827,694
3,780	Chipotle Mexican Grill, Inc.*	2,286,862
508,000	Galaxy Entertainment Group, Ltd.	2,025,105
165,362	Starbucks Corp.	8,865,884

		15,005,545
Household Durables – 0.4%
111,700	Sony Corp.	3,159,676
Household Products – 0.9%
114,149	Colgate-Palmolive Co.	7,466,486
Information Technology Services – 2.7%
77,158	Amdocs, Ltd. (U.S. Shares)	4,212,055
115,347	MasterCard, Inc. – Class A	10,782,637
93,104	Visa, Inc. – Class A	6,251,934

		21,246,626
Insurance – 4.6%
2,812,600	AIA Group, Ltd.	18,414,905
86,149	Aon PLC	8,587,332
382,696	Prudential PLC	9,213,586

		36,215,823
Internet & Catalog Retail – 1.0%
9,188	Amazon.com, Inc.*	3,988,419
3,183	Priceline Group, Inc.*	3,664,811

		7,653,230
Internet Software & Services – 2.8%
42,997	Alibaba Group Holding, Ltd. (ADR)*	3,537,363
79,772	Facebook, Inc. – Class A*	6,841,646
23,592	Google, Inc. – Class C	12,279,872

		22,658,881
Leisure Products – 0.4%
130,715	Mattel, Inc.	3,358,068
Machinery – 2.4%
90,152	Colfax Corp.*	4,160,515
48,501	Dover Corp.	3,403,800
1,452,000	Mitsubishi Heavy Industries, Ltd.	8,836,352
107,838	Rexnord Corp.*	2,578,407

		18,979,074

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Media – 3.7%
106,758	Comcast Corp. – Class A	$6,420,426
132,819	Liberty Global PLC – Class C*	6,724,626
17,170	Time Warner Cable, Inc.	3,059,179
172,689	Twenty-First Century Fox, Inc. – Class A	5,620,163
63,863	Walt Disney Co.	7,289,323

		29,113,717
Metals & Mining – 0.7%
214,218	ThyssenKrupp AG	5,572,151
Oil, Gas & Consumable Fuels – 8.3%
122,172	Anadarko Petroleum Corp.	9,536,746
304,194	Enterprise Products Partners LP	9,092,359
119,128	Exxon Mobil Corp.	9,911,450
409,900	Inpex Corp.	4,661,076
165,189	MarkWest Energy Partners LP	9,313,356
246,675	MEG Energy Corp.*	4,029,604
120,958	Phillips 66	9,744,376
205,993	Total SA	10,004,587

		66,293,554
Pharmaceuticals – 7.0%
92,657	Eli Lilly & Co.	7,735,933
122,405	Endo International PLC*	9,749,558
1,236,217	Indivior PLC*	4,365,815
64,895	Mallinckrodt PLC*	7,639,440
357,203	Meda AB – Class A	4,975,044
80,564	Pacira Pharmaceuticals, Inc.*	5,697,486
178,466	Pfizer, Inc.	5,983,965
44,222	Valeant Pharmaceuticals International, Inc. (U.S. Shares)*	9,823,917

		55,971,158
Professional Services – 0.7%
7,912	IHS, Inc. – Class A*	1,017,720
67,609	Verisk Analytics, Inc. – Class A*	4,919,231

		5,936,951
Real Estate Investment Trusts (REITs) – 1.4%
51,214	American Tower Corp.	4,777,754
227,121	Lexington Realty Trust	1,925,986
26,088	Simon Property Group, Inc.	4,513,746

		11,217,486
Real Estate Management & Development – 1.8%
208,059	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	7,267,501
41,903	Jones Lang LaSalle, Inc.	7,165,413

		14,432,914
Road & Rail – 2.9%
89,384	Canadian National Railway Co.	5,157,760
92,192	Canadian Pacific Railway, Ltd.	14,766,371
32,586	Kansas City Southern	2,971,843

		22,895,974
Semiconductor & Semiconductor Equipment – 2.9%
468,760	ARM Holdings PLC	7,636,662
264,192	Atmel Corp.	2,603,612
31,496	Avago Technologies, Ltd.	4,186,763
88,309	Freescale Semiconductor, Ltd.*	3,529,711
1,133,000	Taiwan Semiconductor Manufacturing Co., Ltd.	5,159,682

		23,116,430
Software – 2.4%
6,792	Constellation Software, Inc.	2,696,894
21,327	NetSuite, Inc.*	1,956,752
26,700	Nintendo Co., Ltd.	4,466,364
118,615	Oracle Corp.	4,780,185
65,281	Solera Holdings, Inc.	2,908,921
14,468	Ultimate Software Group, Inc.*	2,377,671

		19,186,787
Specialty Retail – 2.8%
37,860	Advance Auto Parts, Inc.	6,030,719
2,512,780	Chow Tai Fook Jewellery Group, Ltd.	2,710,106
2,187,725	L’Occitane International SA	6,237,499
110,725	Lowe’s Cos., Inc.	7,415,253

		22,393,577
Technology Hardware, Storage & Peripherals – 3.0%
93,495	Apple, Inc.	11,726,610
96,519	EMC Corp.	2,547,137
8,681	Samsung Electronics Co., Ltd.	9,870,434

		24,144,181
Textiles, Apparel & Luxury Goods – 2.9%
60,342	Cie Financiere Richemont SA	4,909,606
171,012	Gildan Activewear, Inc.	5,684,439
52,460	NIKE, Inc. – Class B	5,666,729
1,942,183	Samsonite International SA	6,715,068

		22,975,842
Thrifts & Mortgage Finance – 0.6%
451,468	MGIC Investment Corp.*	5,137,706
Trading Companies & Distributors – 2.5%
211,420	Brenntag AG	12,120,533
63,873	MSC Industrial Direct Co., Inc. – Class A	4,456,419
160,369	NOW, Inc.*,#	3,192,947

		19,769,899
Wireless Telecommunication Services – 1.7%
146,645	T-Mobile US, Inc.*	5,685,427
3,901,700	Tower Bersama Infrastructure Tbk PT*	2,700,164
1,427,333	Vodafone Group PLC	5,153,996

		13,539,587

Total Common Stocks (cost $668,456,783)		782,809,752
Preferred Stocks – 1.2%
Automobiles – 1.2%
41,449	Volkswagen AG (cost $10,774,551)	9,610,291
Investment Companies – 1.2%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
2,494,150	Janus Cash Collateral Fund LLC, 0.1304%°°,£	2,494,150
Money Markets – 0.9%
7,305,000	Janus Cash Liquidity Fund LLC, 0.1291%°°,£	7,305,000

Total Investment Companies (cost $9,799,150)		9,799,150

Total Investments (total cost $689,030,484) – 100.7%		802,219,193

Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(5,649,554)

Net Assets – 100%		$796,569,639

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Global Research Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$495,609,945	61.8%
United Kingdom	61,182,140	7.6
Canada	49,426,486	6.2
Japan	42,694,814	5.3
France	36,852,205	4.6
Germany	32,988,402	4.1
Switzerland	23,480,730	2.9
Hong Kong	23,150,116	2.9
Netherlands	10,591,668	1.3
South Korea	9,870,434	1.2
Taiwan	5,159,682	0.7
Sweden	4,975,044	0.6
China	3,537,363	0.5
Indonesia	2,700,164	0.3

Total	$802,219,193	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World IndexSM	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of June 30, 2015.

#	Loaned security; a portion of the security is on loan at June 30, 2015.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Aspen Global Research Portfolio
Janus Cash Collateral Fund LLC	–	11,062,494	(8,568,344)	2,494,150	$–	$68,455(1)	$2,494,150
Janus Cash Liquidity Fund LLC	–	80,673,896	(73,368,896)	7,305,000	–	1,268	7,305,000

Total					$–	$69,723	$9,799,150

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Global Research Portfolio
Assets
Investments in Securities:
Common Stocks	$782,809,752	$–	$–

Preferred Stocks	–	9,610,291	–

Investment Companies	–	9,799,150	–

Total Assets	$782,809,752	$19,409,441	$–

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen Global
As of June 30, 2015 (unaudited)	Research Portfolio

Assets:
Investments, at cost	$689,030,484
Unaffiliated investments, at value(1)	$792,420,043
Affiliated investments, at value	9,799,150
Cash	53,249
Cash denominated in foreign currency(2)	19,012
Non-interested Trustees’ deferred compensation	15,931
Receivables:
Investments sold	6,896,881
Portfolio shares sold	116,712
Dividends	785,419
Dividends from affiliates	47
Foreign dividend tax reclaim	495,365
Other assets	8,317
Total Assets	810,610,126
Liabilities:
Collateral for securities loaned (Note 2)	2,494,150
Payables:
Investments purchased	10,513,645
Portfolio shares repurchased	360,151
Advisory fees	495,766
Portfolio administration fees	6,382
Transfer agent fees and expenses	584
12b-1 Distribution and shareholder servicing fees	46,987
Non-interested Trustees’ fees and expenses	5,165
Non-interested Trustees’ deferred compensation fees	15,931
Accrued expenses and other payables	101,726
Total Liabilities	14,040,487
Net Assets	$796,569,639
Net Assets Consist of:
Capital (par value and paid-in surplus)	$806,370,511
Undistributed net investment income/(loss)	3,288,977
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(126,231,520)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	113,141,671
Total Net Assets	$796,569,639
Net Assets - Institutional Shares	$572,321,623
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,235,520
Net Asset Value Per Share	$43.24
Net Assets - Service Shares	$224,248,016
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,275,949
Net Asset Value Per Share	$42.50

(1)	Includes $2,418,424 of securities on loan. See Note 2 in Notes to Financial Statements.
(2)	Includes cost of $19,012.

See Notes to Financial Statements.

12 | JUNE 30, 2015

Statement of Operations

Janus Aspen Global
For the period ended June 30, 2015 (unaudited)	Research Portfolio

Investment Income:
Affiliated securities lending income, net	$68,455
Dividends	7,289,003
Dividends from affiliates	1,268
Other income	473
Foreign tax withheld	(352,885)
Total Investment Income	7,006,314
Expenses:
Advisory fees	2,938,066
12b-1 Distribution and shareholder servicing fees:
Service Shares	275,932
Other transfer agent fees and expenses:
Institutional Shares	2,243
Service Shares	527
Shareholder reports expense	44,905
Registration fees	12,395
Custodian fees	19,356
Professional fees	22,695
Non-interested Trustees’ fees and expenses	10,421
Portfolio administration fees	32,901
Other expenses	20,536
Total Expenses	3,379,977
Net Expenses	3,379,977
Net Investment Income/(Loss)	3,626,337
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	33,716,939
Total Net Realized Gain/(Loss) on Investments	33,716,939
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(575,286)
Total Change in Unrealized Net Appreciation/Depreciation	(575,286)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$36,767,990

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Global Research
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Operations:
Net investment income/(loss)	$3,626,337	$9,456,666
Net realized gain/(loss) on investments	33,716,939	71,214,625
Change in unrealized net appreciation/depreciation	(575,286)	(24,736,142)
Net Increase/(Decrease) in Net Assets Resulting from Operations	36,767,990	55,935,149
Dividends and Distributions to Shareholders:
Net Investment Income
Institutional Shares	(2,349,858)	(6,210,004)
Service Shares	(753,301)	(2,028,702)
Net Decrease from Dividends and Distributions to Shareholders	(3,103,159)	(8,238,706)
Capital Share Transactions:
Shares Sold
Institutional Shares	8,886,756	11,342,511
Service Shares	20,322,291	24,138,480
Reinvested Dividends and Distributions
Institutional Shares	2,349,858	6,210,004
Service Shares	753,301	2,028,702
Shares Repurchased
Institutional Shares	(34,751,460)	(70,209,642)
Service Shares	(20,140,004)	(27,048,191)
Net Increase/(Decrease) from Capital Share Transactions	(22,579,258)	(53,538,136)
Net Increase/(Decrease) in Net Assets	11,085,573	(5,841,693)
Net Assets:
Beginning of period	785,484,066	791,325,759
End of period	$796,569,639	$785,484,066

Undistributed Net Investment Income/(Loss)	$3,288,977	$2,765,799

See Notes to Financial Statements.

14 | JUNE 30, 2015

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Global Research Portfolio
2015 (unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$41.45	$38.99	$30.74	$25.83	$30.13	$26.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(1)	0.51(1)	0.38	0.37	0.31	0.20
Net realized and unrealized gain/(loss)	1.76	2.39	8.29	4.79	(4.44)	3.92
Total from Investment Operations	1.97	2.90	8.67	5.16	(4.13)	4.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.44)	(0.42)	(0.25)	(0.17)	(0.17)
Distributions (from capital gains)	–	–	–	–	–	–
Total Dividends and Distributions	(0.18)	(0.44)	(0.42)	(0.25)	(0.17)	(0.17)
Net Asset Value, End of Period	$43.24	$41.45	$38.99	$30.74	$25.83	$30.13
Total Return*	4.74%	7.44%	28.43%	20.08%	(13.74)%	15.83%
Net Assets, End of Period (in thousands)	$572,322	$571,145	$588,619	$516,001	$490,539	$648,827
Average Net Assets for the Period (in thousands)	$586,249	$577,941	$550,131	$505,342	$587,144	$623,284
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.77%	0.61%	0.53%	0.55%	0.70%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.77%	0.61%	0.53%	0.55%	0.70%	0.65%
Ratio of Net Investment Income/(Loss)**	0.97%	1.27%	0.99%	1.19%	1.05%	0.76%
Portfolio Turnover Rate	26%	42%	101%	56%	88%	86%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Global Research Portfolio
2015 (unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$40.77	$38.40	$30.31	$25.51	$29.80	$25.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(1)	0.40(1)	0.25	0.23	0.19	0.12
Net realized and unrealized gain/(loss)	1.72	2.35	8.22	4.79	(4.34)	3.88
Total from Investment Operations	1.87	2.75	8.47	5.02	(4.15)	4.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.38)	(0.38)	(0.22)	(0.14)	(0.13)
Distributions (from capital gains)	–	–	–	–	–	–
Total Dividends and Distributions	(0.14)	(0.38)	(0.38)	(0.22)	(0.14)	(0.13)
Net Asset Value, End of Period	$42.50	$40.77	$38.40	$30.31	$25.51	$29.80
Total Return*	4.59%	7.18%	28.12%	19.77%	(13.95)%	15.52%
Net Assets, End of Period (in thousands)	$224,248	$214,339	$202,707	$156,774	$140,029	$172,885
Average Net Assets for the Period (in thousands)	$223,769	$209,230	$181,844	$149,451	$165,580	$151,800
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.02%	0.86%	0.78%	0.80%	0.95%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.02%	0.86%	0.78%	0.80%	0.95%	0.90%
Ratio of Net Investment Income/(Loss)**	0.73%	1.01%	0.75%	0.94%	0.81%	0.50%
Portfolio Turnover Rate	26%	42%	101%	56%	88%	86%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Aspen Global Research Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers thirteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques

16 | JUNE 30, 2015

used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out of
Level 2 to
Portfolio	Level 1

Janus Aspen Global Research Portfolio	$165,154,302

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The Portfolio may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through

18 | JUNE 30, 2015

future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced and may continue to experience severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio’s Schedule of Investments.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$2,418,424	$–	$(2,418,424)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment

20 | JUNE 30, 2015

opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Portfolio	Rate (%)

Janus Aspen Global Research Portfolio	0.60

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Global Research Portfolio	MSCI World IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

Performance Adjusted
Investment Advisory
Portfolio	Fee Rate (%)

Janus Aspen Global Research Portfolio	0.73

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing and other shareholder services for the Portfolio.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $21,949 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2015. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $146,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

22 | JUNE 30, 2015

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Global Research Portfolio	$688,820,446	$144,097,952	$(30,699,205)	$113,398,747

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2014

	December 31,	Accumulated
Portfolio	2017	Capital Losses

Janus Aspen Global Research Portfolio	$(160,662,917)	$(160,662,917)

5.	Capital Share Transactions

	Janus Aspen Global Research Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Transactions in Portfolio Shares – Institutional Shares
Shares sold	203,234	281,546
Reinvested dividends and distributions	53,080	150,777
Shares repurchased	(799,351)	(1,750,114)
Net Increase/(Decrease) in Portfolio Shares	(543,037)	(1,317,791)
Shares Outstanding, Beginning of Period	13,778,557	15,096,348
Shares Outstanding, End of Period	13,235,520	13,778,557
Transactions in Portfolio Shares – Service Shares
Shares sold	471,500	616,030
Reinvested dividends and distributions	17,309	50,060
Shares repurchased	(470,635)	(687,492)
Net Increase/(Decrease) in Portfolio Shares	18,174	(21,402)
Shares Outstanding, Beginning of Period	5,257,775	5,279,177
Shares Outstanding, End of Period	5,275,949	5,257,775

6.	Purchases and Sales of Investment Securities

For the period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Research Portfolio	$206,965,930	$226,398,771	$–	$–

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

7.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

24 | JUNE 30, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Aspen Series | 25

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

26 | JUNE 30, 2015

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

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Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

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Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

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Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

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that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Aspen Series | 35

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the

36 | JUNE 30, 2015

Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the

Janus Aspen Series | 37

Useful Information About Your Portfolio Report (unaudited) (continued)

investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38 | JUNE 30, 2015

Notes

Janus Aspen Series | 39

Notes

40 | JUNE 30, 2015

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-93922	109-24-81112 08-15

semiannual report
June 30, 2015

Janus Aspen Global Technology Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Global Technology Portfolio

Janus Aspen Global Technology Portfolio (unaudited)

PORTFOLIO SNAPSHOT
Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Combined with deep fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.
Brinton Johns co-portfolio manager	J. Bradley Slingerlend co-portfolio manager

PERFORMANCE OVERVIEW

During the six months ended June 30, 2015, Janus Aspen Global Technology Portfolio’s Institutional Shares and Service Shares returned 3.48% and 3.43%, respectively. By comparison, the Portfolio’s benchmarks, the S&P 500 Index and the MSCI All Country World Information Technology Index, returned 1.23% and 1.82%, respectively.

INVESTMENT ENVIRONMENT

Global technology gained over the first quarter, outpacing broader indices, which recorded flat to negative returns. It then fell slightly during the second quarter, but ultimately finished the first half of 2015 in positive territory. The home entertainment software and electronic components subsectors contributed the most to the benchmark, while the semiconductor equipment and communications equipment subsectors detracted the most during the period.

PERFORMANCE DISCUSSION

Since we believe technology markets are complex, we construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. We believe our focus on less-volatile stocks than the secondary benchmark’s holdings, and in companies that can benefit from the high pace of change in technology, can provide superior performance longer-term.

Our stock selection in the semiconductors and Internet retail subsectors were the most significant contributors to relative performance.

Individually, Apple was a top contributor. The electronic-device company benefited from positive sentiment in the aftermath of its impressive fiscal fourth quarter earnings results. In February, the company’s stock reached a new record, pushing its market capitalization above $700 billion. We think Apple still has strong opportunities as its ecosystem continues to attract new and potentially long-term subscribers onto its platform and increase its addressable market as lower price points draw new customers. We also appreciate management’s commitment to returning capital to shareholders via dividends and stock repurchases. While we still favor the stock, given Apple’s large representation of the benchmark, we continue to adjust our exposure to the stock to manage single-company risk.

Netflix, one of the leading providers of on-demand Internet streaming media, was also a top contributor. The stock rose after beating estimates on member growth and margins. Subscription expansion remained positive in the U.S., if slowing, with substantial gains in new international customers. We continue to like the potential for Netflix. The company has now reached a size where creating original content can be more cost-efficient than simply purchasing distribution rights. Coupled with its extensive data about subscribers’ viewing habits, it has built a powerful ability to deliver profitable, targeted entertainment.

After a winter lull, the stock of Chinese travel operator Ctrip.com International bounced back to become another top contributor. The company reported strong revenue gains from the first quarter as recent investments have begun to reap benefits. These have also filtered through to margin improvement. New initiatives have shown impressive growth and the company reported that mobile now accounts for 70% of transactions. Furthermore, management provided strong guidance and reiterated its objective of becoming the one-stop shop for Chinese travel. In late May the company purchased a near 40% stake in online rival eLong from Expedia, a move that was welcomed by investors.

Our holdings in the Internet software and services subsector, along with consumer finance, weighed the most on relative performance.

Janus Aspen Series | 1

Janus Aspen Global Technology Portfolio (unaudited)

Oracle was a top detractor. The stock was down following an earnings miss. We believe the provider of enterprise software and hardware products can continue to grow its revenue as fast, if not faster, than overall IT spending, while continuing to experience ongoing margin expansion. Its products automate mission-critical business processes, resulting in a resilient business model comprised of a highly profitable base of recurring maintenance revenues. Oracle has a structurally attractive business model with levers to drive sustained double-digit earnings growth over a multiyear period.

U.S. chip maker QUALCOMM was another top detractor. The company was hit with the news early in the year that Samsung would not use QUALCOMM chips in the newest model of its popular Galaxy mobile phone. QUALCOMM’s new Snapdragon 810 chip was reported to have had a propensity to overheat in testing by Samsung in its new devices. QUALCOMM did finally manage to get its regulatory issues regarding royalty payments in China resolved, but the agreement was not everything investors had hoped for. We trimmed the position during the period.

ChannelAdvisor was also a large detractor. The company helps other businesses manage, monitor and optimize their merchandise sales in various online channels. The stock was down early in 2015 after the company reported disappointing fourth quarter revenues. The fourth quarter of 2014 saw a rapid shift in buying behavior, with consumers doing more of their holiday shopping on large e-commerce sites that offer a better mobile shopping experience. ChannelAdvisor makes less revenue from the shopping that takes place on these larger platforms.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Portfolio.

OUTLOOK

We believe technology stocks continue to offer compelling investment potential, though the rapidly changing dynamics evolving within the sector are pointing to new emerging winners, while many legacy firms lag behind. The rapidly accelerating shift to the cloud continues to open new opportunities at the expense of hardware, servers and on premises data centers. Enterprise hardware companies, in particular, have been slow to react as businesses move to software-designed data centers, with management teams reluctant to consolidate and trim costs.

Similarly, companies with strong mobile application strategies continue to be well positioned with the broad adoption of smartphones and tablets, in our view. We also expect that continuing advances in commercial and consumer applications tied to the Internet of Things (IoT) could be as transformational as the introduction of the Internet itself. The proliferation of devices that now connect to the Internet and interact with one another is an exciting multiyear trend still in its infancy.

Semiconductor merger and acquisition activity also remains a key theme in the technology sector. As the industry matures and growth rates slow, these companies are searching for effective strategies to build scale and trim research and development expenses.

All in all, the pace of innovation throughout the sector continues to accelerate. We remain selective as we carefully research the risk/reward profiles of these stocks, balancing growth with valuations. Still, we continue to find ample long-term investment potential as the marketplace continues to shift and evolve.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

2 | JUNE 30, 2015

(unaudited)

Janus Aspen Global Technology Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.52%
Freescale Semiconductor, Ltd.	0.59%
Netflix, Inc.	0.50%
Nintendo Co., Ltd.	0.43%
Ctrip.com International, Ltd. (ADR)	0.36%

5 Bottom Performers – Holdings

Contribution

Oracle Corp.	–0.48%
QUALCOMM, Inc.	–0.43%
EMC Corp.	–0.32%
ChannelAdvisor Corp.	–0.31%
Alibaba Group Holding, Ltd. (ADR)	–0.29%

4 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Consumer Discretionary	1.76%	7.96%	0.00%
Information Technology	0.43%	83.02%	100.00%
Industrials	0.13%	1.81%	0.00%
Other**	0.04%	2.01%	0.00%

3 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Financials	–0.50%	4.60%	0.00%
Health Care	–0.10%	0.36%	0.00%
Telecommunication Services	0.03%	0.24%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Global Technology Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Apple, Inc. Technology Hardware, Storage & Peripherals	7.7%
Google, Inc. – Class C Internet Software & Services	7.4%
Oracle Corp. Software	4.5%
ARM Holdings PLC Semiconductor & Semiconductor Equipment	4.5%
Samsung Electronics Co., Ltd. Technology Hardware, Storage & Peripherals	3.9%

28.0%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

Emerging markets comprised 10.9% of total net assets.

*Includes Securities Sold Short of (0.5)% and Other of (3.5)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of December 31, 2014

4 | JUNE 30, 2015

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015						Expense Ratios – per the May 1, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Global Technology Portfolio – Institutional Shares	3.48%	7.96%	17.13%	10.99%	–0.02%	0.79%

Janus Aspen Global Technology Portfolio – Service Shares	3.43%	7.71%	16.85%	10.72%	–0.27%	1.04%

S&P 500® Index	1.23%	7.42%	17.34%	7.89%	4.26%

MSCI All Country World Information Technology Index	1.82%	8.18%	15.12%	8.33%	–0.68%**

MSCI World Information Technology Index	1.45%	9.74%	15.49%	8.27%	–0.98%***

Morningstar Quartile – Institutional Shares	–	3rd	2nd	2nd	3rd

Morningstar Ranking – based on total returns for Technology Funds	–	124/216	80/208	57/200	87/143

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking and/or rating for the period.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Global Technology Portfolio (unaudited)

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective January 28, 2015, the Portfolio’s secondary benchmark index changed from the MSCI World Information Technology Index to the MSCI All Country World Information Technology Index. Janus Capital believes that the change provides a more appropriate comparison for the Portfolio’s investment strategy.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – January 18, 2000
**	The MSCI All Country World Information Technology Index since inception returns are calculated from January 31, 2000.
***	The MSCI World Information Technology Index since inception returns are calculated from January 31, 2000.

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Institutional Shares	$1,000.00	$1,034.80	$3.78	$1,000.00	$1,021.08	$3.76	0.75%

Service Shares	$1,000.00	$1,034.30	$5.04	$1,000.00	$1,019.84	$5.01	1.00%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks – 98.9%
Automobiles – 0.2%
1,544	Tesla Motors, Inc.*,#	$414,193
Communications Equipment – 2.8%
33,216	CommScope Holding Co., Inc.*	1,013,420
58,100	QUALCOMM, Inc.	3,638,803

		4,652,223
Consumer Finance – 1.9%
39,949	American Express Co.	3,104,836
Electrical Equipment – 0.9%
25,244	Sensata Technologies Holding NV*	1,331,369
3,199	SolarCity Corp.*,#	171,306

		1,502,675
Electronic Equipment, Instruments & Components – 8.4%
70,286	Amphenol Corp. – Class A	4,074,479
38,861	Belden, Inc.	3,156,679
119,679	National Instruments Corp.	3,525,743
47,869	TE Connectivity, Ltd. (U.S. Shares)	3,077,977

		13,834,878
Health Care Technology – 0.3%
4,101	athenahealth, Inc.*,#	469,893
Household Durables – 0.8%
44,900	Sony Corp.	1,270,094
Information Technology Services – 2.4%
24,208	Amdocs, Ltd. (U.S. Shares)	1,321,515
14,604	Cognizant Technology Solutions Corp. – Class A*	892,158
19,664	Gartner, Inc.*	1,686,778

		3,900,451
Internet & Catalog Retail – 3.6%
2,522	Amazon.com, Inc.*	1,094,775
21,082	Ctrip.com International, Ltd. (ADR)*	1,530,975
25,582	Etsy, Inc.*,#	359,427
19,011	MakeMyTrip, Ltd.*	374,136
2,512	Netflix, Inc.*	1,650,233
794	Priceline Group, Inc.*	914,188

		5,923,734
Internet Software & Services – 21.3%
36,624	Alibaba Group Holding, Ltd. (ADR)*	3,013,057
89,711	Care.com, Inc.*,#	531,089
52,505	ChannelAdvisor Corp.*	627,435
13,889	Demandware, Inc.*	987,230
64,258	Endurance International Group Holdings, Inc.*,#	1,327,570
11,974	Envestnet, Inc.*	484,109
5,190	Equinix, Inc.	1,318,260
44,506	Facebook, Inc. – Class A*	3,817,057
23,275	Google, Inc. – Class C	12,114,870
30,278	HomeAway, Inc.*	942,251
18,209	LendingClub Corp.*	268,583
2,852	LinkedIn Corp. – Class A*	589,309
15,940	Mail.Ru Group, Ltd. (GDR)*	332,349
8,466	MercadoLibre, Inc.#	1,199,632
77,511	Okta, Inc.*,§	612,947
16,948	Shutterstock, Inc.*,#	993,831
4,873	SPS Commerce, Inc.*	320,643
85,600	Tencent Holdings, Ltd.	1,708,400
17,132	Twitter, Inc.*	620,521
43,914	Youku Tudou, Inc. (ADR)*	1,077,211
24,941	Zillow Group, Inc. – Class A*,#	2,163,382

		35,049,736
Media – 4.0%
35,039	Comcast Corp. – Class A	2,107,245
14,138	Time Warner Cable, Inc.	2,518,967
17,083	Walt Disney Co.	1,949,854

		6,576,066
Professional Services – 0.7%
10,011	CEB, Inc.	871,558
1,773	IHS, Inc. – Class A*	228,061

		1,099,619
Real Estate Investment Trusts (REITs) – 2.9%
51,148	American Tower Corp.	4,771,597
Semiconductor & Semiconductor Equipment – 12.1%
450,465	ARM Holdings PLC	7,338,615
147,854	Atmel Corp.	1,457,101
17,407	Avago Technologies, Ltd.	2,313,913
36,571	Freescale Semiconductor, Ltd.*	1,461,743
8,046	KLA-Tencor Corp.	452,266
20,107	Microchip Technology, Inc.#	953,574
15,836	NVIDIA Corp.	318,462
3,320	NXP Semiconductor NV*	326,024
113,101	ON Semiconductor Corp.*	1,322,151
34,100	Sumco Corp.	427,190
767,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,492,918

		19,863,957
Software – 21.3%
20,181	ANSYS, Inc.*	1,841,314
25,738	Apptio, Inc.*,§	584,114
24,853	AVEVA Group PLC	705,914
20,044	Barracuda Networks, Inc.*	794,143
15,180	Blackbaud, Inc.	864,501
172,241	Cadence Design Systems, Inc.*	3,386,258
4,643	Constellation Software, Inc.	1,843,592
89,351	Microsoft Corp.	3,944,847
13,853	NetSuite, Inc.*	1,271,013
25,100	Nexon Co., Ltd.	345,415
21,931	NICE Systems, Ltd. (ADR)	1,394,592
9,632	Nintendo Co., Ltd.	1,611,237
184,204	Oracle Corp.†	7,423,421
46,312	PROS Holdings, Inc.*	977,646
6,783	Salesforce.com, Inc.*	472,300
25,060	ServiceNow, Inc.*	1,862,209
15,672	Solera Holdings, Inc.	698,344
23,625	SS&C Technologies Holdings, Inc.	1,476,563
4,148	Tyler Technologies, Inc.*	536,668
10,056	Ultimate Software Group, Inc.*	1,652,603
7,787	Workday, Inc. – Class A*	594,849
29,114	Zendesk, Inc.*	646,622

		34,928,165
Technology Hardware, Storage & Peripherals – 15.3%
100,974	Apple, Inc.†	12,664,664
168,132	EMC Corp.	4,437,003
5,677	Samsung Electronics Co., Ltd.	6,454,839
7,711	Seagate Technology PLC	366,272

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Technology Hardware, Storage & Peripherals – (continued)
14,472	Stratasys, Ltd.*,#	$505,507
9,706	Western Digital Corp.	761,145

		25,189,430

Total Common Stocks (cost $129,391,784)		162,551,547
Rights – 0%
Software – 0%
1,707	Constellation Software, Inc.* (cost $494)	342
Investment Companies – 5.1%
Investments Purchased with Cash Collateral from Securities Lending – 3.8%
6,258,770	Janus Cash Collateral Fund LLC, 0.1304%°°,£	6,258,770
Money Markets – 1.3%
2,080,440	Janus Cash Liquidity Fund LLC, 0.1291%°°,£	2,080,440

Total Investment Companies (cost $8,339,210)		8,339,210

Total Investments (total cost $137,731,488) – 104.0%		170,891,099
Securities Sold Short – (0.5)%
Common Stocks Sold Short – (0.5)%
Communications Equipment – (0.1)%
2,330	Arista Networks, Inc.*	(190,454)
Household Durables – (0.1)%
15,600	Nikon Corp.	(222,205)
Semiconductor & Semiconductor Equipment – (0.2)%
2,805	Synaptics, Inc.*	(243,292)
Software – (0.1)%
16,174	MobileIron, Inc.*	(95,588)

Total Securities Sold Short (proceeds $725,812)		(751,539)
Liabilities, net of Cash, Receivables and Other Assets – (3.5)%		(5,793,609)

Net Assets – 100%		$164,345,951

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$137,644,199	80.6%
United Kingdom	8,044,529	4.7
China	7,329,643	4.3
South Korea	6,454,839	3.8
Japan	3,653,936	2.1
Taiwan	3,492,918	2.0
Canada	1,843,934	1.1
Israel	1,394,592	0.8
India	374,136	0.2
Russia	332,349	0.2
Netherlands	326,024	0.2

Total	$170,891,099	100.0%

Summary of Investments by Country – (Short Positions) (unaudited)

		% of Securities
Country	Value	Sold Short

United States	$(529,334)	70.4%
Japan	(222,205)	29.6

Total	$(751,539)	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments (unaudited)

As of June 30, 2015

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America:
British Pound 7/30/15	335,000	$526,167	$595
Japanese Yen 7/30/15	93,882,000	767,499	(9,671)

		1,293,666	(9,076)

Citibank NA: Japanese Yen 7/23/15	89,600,000	732,421	(3,045)

Credit Suisse International:
British Pound 7/16/15	594,000	933,067	(14,518)
Japanese Yen 7/16/15	48,012,500	392,432	(4,044)

		1,325,499	(18,562)

HSBC Securities (USA), Inc.:
British Pound 7/23/15	159,000	249,747	2,108
Japanese Yen 7/23/15	39,300,000	321,252	(1,898)

		570,999	210

JPMorgan Chase & Co.:
British Pound 7/30/15	100,000	157,065	384
Japanese Yen 7/30/15	1,900,000	15,533	(154)

		172,598	230

RBC Capital Markets Corp.:
British Pound 7/16/15	139,000	218,344	(5,340)
Japanese Yen 7/16/15	63,900,000	522,289	(9,788)

		740,633	(15,128)

Total		$4,835,816	$(45,371)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World Information Technology Index	Measures the performance of information technology stocks from developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Technology Portfolio	$3,741,379

°°	Rate shown is the 7-day yield as of June 30, 2015.

#	Loaned security; a portion of the security is on loan at June 30, 2015.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition			Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Global Technology Portfolio
Apptio, Inc.	5/2/13	$584,114	$584,114	0.4%
Okta, Inc.	5/23/14	612,947	612,947	0.4

Total		$1,197,061	$1,197,061	0.8%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Aspen Global Technology Portfolio
Janus Cash Collateral Fund LLC	10,543,200	26,788,594	(31,073,024)	6,258,770	$–	$63,926(1)	$6,258,770
Janus Cash Liquidity Fund LLC	7,675,623	21,603,555	(27,198,738)	2,080,440	–	1,606	2,080,440

Total					$–	$ 65,532	$8,339,210

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

10 | JUNE 30, 2015

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Global Technology Portfolio
Assets
Investments in Securities:
Common Stocks
Internet Software & Services	$34,436,789	$–	$612,947
Software	34,344,051	–	584,114
All Other	92,573,646	–	–

Rights	342	–	–

Investment Companies	–	8,339,210	–

Total Investments in Securities	$161,354,828	$8,339,210	$1,197,061

Other Financial Instruments(a):
Forward Currency Contracts	$–	$3,087	$–

Total Assets	$161,354,828	$8,342,297	$1,197,061

Liabilities
Investments in Securities Sold Short:
Common Stocks	$751,539	$–	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$48,458	$–

Total Liabilities	$751,539	$48,458	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
Global
Technology
As of June 30, 2015 (unaudited)	Portfolio

Assets:
Investments, at cost	$137,731,488
Unaffiliated investments, at value(1)	$162,551,889
Affiliated investments, at value	8,339,210
Deposits with broker for short sales	725,812
Forward currency contracts	3,087
Closed foreign currency contracts	69
Non-interested Trustees’ deferred compensation	3,282
Receivables:
Investments sold	882,065
Portfolio shares sold	222,552
Dividends	189,556
Dividends from affiliates	395
Foreign dividend tax reclaim	35,653
Other assets	11,653
Total Assets	172,965,223
Liabilities:
Collateral for securities loaned (Note 3)	6,258,770
Short sales, at value(2)	751,539
Forward currency contracts	48,458
Closed foreign currency contracts	23,897
Payables:
Investments purchased	1,288,286
Portfolio shares repurchased	64,656
Advisory fees	89,234
Portfolio administration fees	1,324
Transfer agent fees and expenses	262
12b-1 Distribution and shareholder servicing fees	33,057
Non-interested Trustees’ fees and expenses	1,057
Non-interested Trustees’ deferred compensation fees	3,282
Accrued expenses and other payables	55,450
Total Liabilities	8,619,272
Net Assets	$164,345,951
Net Assets Consist of:
Capital (par value and paid-in surplus)	$124,413,490
Undistributed net investment income/(loss)	149,939
Undistributed net realized gain/(loss) from investments and foreign currency transactions	6,700,738
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	33,081,784
Total Net Assets	$164,345,951
Net Assets - Institutional Shares	$8,529,374
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,132,515
Net Asset Value Per Share	$7.53
Net Assets - Service Shares	$155,816,577
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	20,343,420
Net Asset Value Per Share	$7.66

(1)	Includes $6,103,127 of securities on loan. See Note 3 in Notes to Financial Statements.
(2)	Proceeds $725,812.

See Notes to Financial Statements.

12 | JUNE 30, 2015

Statement of Operations

Janus Aspen
Global
Technology
For the period ended June 30, 2015 (unaudited)	Portfolio

Investment Income:
Affiliated securities lending income, net	$63,926
Interest proceeds from short sales	92
Dividends	897,892
Dividends from affiliates	1,606
Other income	221
Foreign tax withheld	(38,661)
Total Investment Income	925,076
Expenses:
Advisory fees	527,143
12b-1 Distribution and shareholder servicing fees:
Service Shares	195,283
Other transfer agent fees and expenses:
Institutional Shares	28
Service Shares	767
Shareholder reports expense	17,569
Custodian fees	8,927
Professional fees	18,130
Non-interested Trustees’ fees and expenses	2,215
Short sales dividend expense	4,620
Stock loan fees	12,783
Portfolio administration fees	7,016
Other expenses	19,357
Total Expenses	813,838
Net Expenses	813,838
Net Investment Income/(Loss)	111,238
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	6,851,158
Short sales	(40,076)
Written options contracts	63,418
Total Net Realized Gain/(Loss) on Investments	6,874,500
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,600,110)
Short sales	20,464
Written options contracts	(17,698)
Total Change in Unrealized Net Appreciation/Depreciation	(1,597,344)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,388,394

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Global Technology
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Operations:
Net investment income/(loss)	$111,238	$145,901
Net realized gain/(loss) on investments	6,874,500	22,724,047
Change in unrealized net appreciation/depreciation	(1,597,344)	(9,350,587)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,388,394	13,519,361
Dividends and Distributions to Shareholders:
Net Realized Gain from Investment Transactions
Institutional Shares	(1,201,143)	(512,641)
Service Shares	(21,452,093)	(8,474,670)
Net Decrease from Dividends and Distributions to Shareholders	(22,653,236)	(8,987,311)
Capital Share Transactions:
Shares Sold
Institutional Shares	810,842	2,096,025
Service Shares	18,239,891	33,611,175
Reinvested Dividends and Distributions
Institutional Shares	1,201,143	512,641
Service Shares	21,452,093	8,474,670
Shares Repurchased
Institutional Shares	(1,038,401)	(1,703,215)
Service Shares	(20,762,160)	(29,274,671)
Net Increase/(Decrease) from Capital Share Transactions	19,903,408	13,716,625
Net Increase/(Decrease) in Net Assets	2,638,566	18,248,675
Net Assets:
Beginning of period	161,707,385	143,458,710
End of period	$164,345,951	$161,707,385

Undistributed Net Investment Income/(Loss)	$149,939	$38,701

See Notes to Financial Statements.

14 | JUNE 30, 2015

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30, 2015	Janus Aspen Global Technology Portfolio
(unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$8.43	$8.20	$6.04	$5.05	$5.53	$4.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.03(1)	–(2)	0.02	0.03	(0.04)
Net realized and unrealized gain/(loss)	0.31	0.73	2.16	0.97	(0.51)	1.14
Total from Investment Operations	0.33	0.76	2.16	0.99	(0.48)	1.10
Less Dividends and Distributions:
Dividends (from net investment income)	–	–	–	–	–	–
Distributions (from capital gains)	(1.23)	(0.53)	–	–	–	–
Total Dividends and Distributions	(1.23)	(0.53)	–	–	–	–
Net Asset Value, End of Period	$7.53	$8.43	$8.20	$6.04	$5.05	$5.53
Total Return*	3.48%	9.64%	35.76%	19.60%	(8.68)%	24.83%
Net Assets, End of Period (in thousands)	$8,529	$8,456	$7,346	$4,987	$4,275	$4,803
Average Net Assets for the Period (in thousands)	$8,624	$7,700	$6,188	$4,947	$4,972	$3,825
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.75%	0.79%	0.77%	0.76%	0.80%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.75%	0.79%	0.77%	0.76%	0.80%	0.87%
Ratio of Net Investment Income/(Loss)**	0.37%	0.33%	0.16%	0.14%	(0.10)%	(0.23)%
Portfolio Turnover Rate	22%	57%	39%	56%	83%	79%

Service Shares

For a share outstanding during the period ended June 30, 2015	Janus Aspen Global Technology Portfolio
(unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$8.56	$8.34	$6.16	$5.17	$5.66	$4.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.01(1)	(0.01)	0.01	–(2)	(0.01)
Net realized and unrealized gain/(loss)	0.32	0.74	2.19	0.98	(0.49)	1.12
Total from Investment Operations	0.33	0.75	2.18	0.99	(0.49)	1.11
Less Dividends and Distributions:
Dividends (from net investment income)	–	–	–	–	–	–
Distributions (from capital gains)	(1.23)	(0.53)	–	–	–	–
Total Dividends and Distributions	(1.23)	(0.53)	–	–	–	–
Net Asset Value, End of Period	$7.66	$8.56	$8.34	$6.16	$5.17	$5.66
Total Return*	3.43%	9.35%	35.39%	19.15%	(8.66)%	24.40%
Net Assets, End of Period (in thousands)	$155,817	$153,251	$136,113	$107,398	$73,246	$112,809
Average Net Assets for the Period (in thousands)	$158,373	$138,634	$117,904	$99,664	$94,128	$101,085
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.00%	1.04%	1.02%	1.01%	1.04%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.00%	1.04%	1.02%	1.01%	1.04%	1.13%
Ratio of Net Investment Income/(Loss)**	0.12%	0.09%	(0.09)%	(0.10)%	(0.36)%	(0.50)%
Portfolio Turnover Rate	22%	57%	39%	56%	83%	79%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers thirteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques

16 | JUNE 30, 2015

used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2015.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out of
Level 2 to
Portfolio	Level 1

Janus Aspen Global Technology Portfolio	$15,304,442

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The Portfolio may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions) to adjust currency exposure relative to a benchmark index or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with

18 | JUNE 30, 2015

the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended June 30, 2015.

Portfolio	Sold

Janus Aspen Global Technology Portfolio	$3,871,748

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) “exercises” the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolios to counterparty risk in the event that the counterparty does not perform. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

During the period, the Portfolio wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

The following table provides average ending monthly market value amounts on written put options during the period ended June 30, 2015.

Portfolio	Written Put Options

Janus Aspen Global Technology Portfolio	$19,380

20 | JUNE 30, 2015

Written option activity for the period ended June 30, 2015 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2014	117	$63,418
Options written	–	–
Options closed	–	–
Options expired	(117)	(63,418)
Options exercised	–	–

Options outstanding at June 30, 2015	–	$–

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2015.

Fair Value of Derivative Instruments as of June 30, 2015

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Global Technology Portfolio
Currency Contracts	Forward currency contracts	$3,087	Forward currency contracts	$48,458

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2015

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as
hedging instruments	Investments and foreign currency transactions	Written options contracts	Total

Janus Aspen Global Technology Portfolio
Currency Contracts	$67,268	$–	$67,268
Equity Contracts	–	63,418	63,418

Total	$67,268	$63,418	$130,686

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Written options contracts	Total

Janus Aspen Global Technology Portfolio
Currency Contracts	$(54,201)	$–	$(54,201)
Equity Contracts	–	(17,698)	(17,698)

Total	$(54,201)	$(17,698)	$(71,899)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced and may continue to experience severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may

22 | JUNE 30, 2015

be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities (also known as “A Shares”).

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$595	$(595)	$–	$–
Deutsche Bank AG	6,103,127	–	(6,103,127)	–
HSBC Securities (USA), Inc.	2,108	(1,898)	–	210
JPMorgan Chase & Co.	384	(154)	–	230

Total	$6,106,214	$(2,647)	$(6,103,127)	$440

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$9,671	$(595)	$–	$9,076
Citibank NA	3,045	–	–	3,045
Credit Suisse International	18,562	–	–	18,562
HSBC Securities (USA), Inc.	1,898	(1,898)	–	–
JPMorgan Chase & Co.	154	(154)	–	–
RBC Capital Markets Corp.	15,128	–	–	15,128
Goldman Sachs International	751,539	–	(751,539)	–

Total	$799,997	$(2,647)	$(751,539)	$45,811

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Goldman Sachs International is the prime broker for short sales. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for

24 | JUNE 30, 2015

managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily	Contractual
	Net Assets	Investment
Portfolio	of the Portfolio	Advisory Fee (%)

Janus Aspen Global Technology Portfolio	All Asset Levels	0.64

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2016.

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

Expense
Portfolio	Limit (%)

Janus Aspen Global Technology Portfolio	1.08

If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing and other shareholder services for the Portfolio.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $21,949 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2015. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $146,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money

26 | JUNE 30, 2015

market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Global Technology Portfolio	$137,887,775	$37,101,208	$(4,097,884)	$33,003,324

Information on the tax components of securities sold short as of June 30, 2015 is as follows:

				Net Tax
	Federal Tax	Unrealized	Unrealized	(Appreciation)/
Portfolio	Cost	(Appreciation)	Depreciation	Depreciation

Janus Aspen Global Technology Portfolio	$(725,812)	$(144,651)	$118,924	$(25,727)

6.	Capital Share Transactions

	Janus Aspen Global Technology Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Transactions in Portfolio Shares – Institutional Shares
Shares sold	92,948	254,050
Reinvested dividends and distributions	154,786	64,080
Shares repurchased	(118,360)	(211,179)
Net Increase/(Decrease) in Portfolio Shares	129,374	106,951
Shares Outstanding, Beginning of Period	1,003,141	896,190
Shares Outstanding, End of Period	1,132,515	1,003,141

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

	Janus Aspen Global Technology Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Transactions in Portfolio Shares – Service Shares
Shares sold	2,067,595	4,082,307
Reinvested dividends and distributions	2,718,896	1,041,114
Shares repurchased	(2,337,817)	(3,550,625)
Net Increase/(Decrease) in Portfolio Shares	2,448,674	1,572,796
Shares Outstanding, Beginning of Period	17,894,746	16,321,950
Shares Outstanding, End of Period	20,343,420	17,894,746

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Technology Portfolio	$39,163,063	$36,005,535	$–	$–

8.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

30 | JUNE 30, 2015

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

34 | JUNE 30, 2015

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

36 | JUNE 30, 2015

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

38 | JUNE 30, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the

40 | JUNE 30, 2015

Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the

Janus Aspen Series | 41

Useful Information About Your Portfolio Report (unaudited) (continued)

investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | JUNE 30, 2015

Notes

Janus Aspen Series | 43

Notes

44 | JUNE 30, 2015

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-93921	109-24-81119 08-15

semiannual report
June 30, 2015

Janus Aspen Global Unconstrained Bond Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Global Unconstrained Bond Portfolio

Janus Aspen Global Unconstrained Bond Portfolio (unaudited)

PORTFOLIO SNAPSHOT
This dynamic, opportunistic bond portfolio seeks to achieve long-term positive returns in diverse market environments over full market cycles. The Portfolio invests broadly across global fixed income markets and is not constrained by benchmark-specific guidelines. The unconstrained nature of the strategy allows us to fully express our high-conviction active views and avoid areas of the market where we see greater downside risk.

Janus Aspen Global Unconstrained Bond Portfolio began investment operations on January 29, 2015. The information provided for Janus Aspen Global Unconstrained Bond Portfolio reflects investment activity for the period January 29, 2015 to June 30, 2015.

Janus Aspen Series | 1

Janus Aspen Global Unconstrained Bond Portfolio (unaudited)

Janus Aspen Global Unconstrained Bond Portfolio At A Glance

Portfolio Profile
June 30, 2015

Weighted Average Maturity	1.9 Years
Average Effective Duration*	1.0 Years
30-day Current Yield**
Institutional Shares at NAV
Without Reimbursement	-1.95%
With Reimbursement	0.49%
Service Shares at NAV
Without Reimbursement	-2.12%
With Reimbursement	0.31%
Number of Bonds/Notes	61

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings† Summary – (% of Total Investments)
June 30, 2015

AA	12.9%
A	7.8%
BBB	39.1%
BB	12.0%
B	1.8%
D	2.6%
Not Rated	13.4%
Other	10.4%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2015

Asset Allocation – (% of Net Assets)
As of June 30, 2015

Emerging markets comprised 8.7% of total net assets.

2 | JUNE 30, 2015

(unaudited)

Performance

Cumulative Total Return – for the period ended June 30, 2015		Expense Ratios – per the January 29, 2015 prospectuses (estimated for the fiscal year)
	Since	Total Annual Fund	Total Annual Fund Operating
	Inception*	Operating Expenses	Expenses After Expense Recoupment

Janus Aspen Global Unconstrained Bond Portfolio – Institutional Shares	–2.10%	0.94%	0.83%

Janus Aspen Global Unconstrained Bond Portfolio – Service Shares	–2.20%	1.18%	1.07%

3-Month USD LIBOR	0.11%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2016.

The expense ratios shown reflect estimated annualized expenses that the Portfolio expects to incur during its initial fiscal year.

Performance for very short time periods may not be indicative of future performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. As interest rates rise, bond prices usually fall, and vice versa. High-yield bonds, or “junk” bonds, involve a greater risk of default and price volatility. Foreign securities, including sovereign debt, are subject to currency fluctuations, political and economic uncertainty, increased volatility and lower liquidity, all of which are magnified in emerging markets.

Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses. No investment strategy can ensure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Until the earlier of three years from inception or the Portfolio’s assets meeting the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Rankings are not provided for Portfolios that are less than one year old.

See important disclosures on the next page

Janus Aspen Series | 3

Janus Aspen Global Unconstrained Bond Portfolio (unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – January 29, 2015

4 | JUNE 30, 2015

(unaudited)

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/29/15)	(6/30/15)	(1/29/15 - 6/30/15)*	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/29/15 - 6/30/15)

Institutional Shares	$1,000.00	$979.00	$3.61	$1,000.00	$1,020.48	$4.36	0.87%

Service Shares	$1,000.00	$978.00	$4.60	$1,000.00	$1,019.29	$5.56	1.11%

*	Actual Expenses Paid During Period reflect only the inception period for the Portfolio (January 29, 2015 to June 30, 2015) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period.
†	Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 5

Janus Aspen Global Unconstrained Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 11.2%
$4,880	Banc of America Funding 2006-7 Trust 6.0000%, 9/25/36‡	$4,794
160,900	Credit Suisse First Boston Mortgage Securities Corp. 5.5000%, 12/25/34†	159,310
296,611	Morgan Stanley Mortgage Loan Trust 2006-2 5.7500%, 2/25/36†	280,538
100,000	Springleaf Mortgage Loan Trust 2012-2 6.0000%, 10/25/57 (144A)†,‡	100,749

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $541,915)		545,391
Common Stocks – 5.1%
Chemicals – 5.1%
1,786	Sigma-Aldrich Corp.†	248,879
Real Estate Investment Trusts (REITs) – 0%
30	American Capital Agency Corp.	551
114	Annaly Capital Management, Inc.	1,048

		1,599

Total Common Stocks (cost $248,107)		250,478
Corporate Bonds – 55.8%
Banking – 12.9%
220,000	Ally Financial, Inc. 3.1250%, 1/15/16†	220,825
2,000	Ally Financial, Inc. 3.2500%, 9/29/17†	2,000
120,000	Ally Financial, Inc. 3.2500%, 2/13/18†	119,250
25,000	Ally Financial, Inc. 8.0000%, 12/31/18†	27,906
244,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15†	244,682
100,000	Toll Road Investors Partnership II LP 0%, 2/15/43†,§	17,471

		632,134
Basic Industry – 0.2%
8,000	ArcelorMittal 4.5000%, 8/5/15†	8,002
1,000	United States Steel Corp. 6.0500%, 6/1/17†	1,040

		9,042
Capital Goods – 4.0%
8,000	Harris Corp. 2.7000%, 10/15/15†	8,000
150,000	Masco Corp. 6.1250%, 10/3/16	157,875
16,000	Pentair Finance SA 1.3500%, 12/1/15†	16,021
14,000	SPX Corp. 6.8750%, 9/1/17†	15,085

		196,981
Communications – 2.7%
2,000	CenturyLink, Inc. 5.1500%, 6/15/17†	2,075
119,000	DISH DBS Corp. 7.1250%, 2/1/16†	122,124
1,000	Embarq Corp. 7.0820%, 6/1/16	1,040
4,000	Qwest Corp. 6.5000%, 6/1/17†	4,324

		129,563
Consumer Cyclical – 12.5%
5,000	Dillard’s, Inc. 6.6250%, 1/15/18†	5,481
100,000	Ford Motor Credit Co. LLC 5.6250%, 9/15/15†	100,908
100,000	Ford Motor Credit Co. LLC 4.2070%, 4/15/16†	102,274
200,000	Ford Motor Credit Co. LLC 1.4610%, 3/27/17†	199,106
12,000	Lennar Corp. 4.5000%, 11/15/19†	12,150
32,000	MGM Resorts International 6.6250%, 7/15/15†	31,995
5,000	MGM Resorts International 6.8750%, 4/1/16†	5,162
150,000	MGM Resorts International 7.5000%, 6/1/16†	156,375

		613,451
Consumer Non-Cyclical – 0.4%
3,000	Fresenius US Finance II, Inc. 9.0000%, 7/15/15 (144A),†	3,005
2,000	Reynolds American, Inc. 1.0500%, 10/30/15	1,993
15,000	RJ Reynolds Tobacco Co. 3.5000%, 8/4/16	15,337

		20,335
Electric – 0.5%
20,000	LG&E and KU Energy LLC 2.1250%, 11/15/15	20,074
5,000	Talen Energy Supply LLC 5.7000%, 10/15/15†	5,000

		25,074
Energy – 1.0%
12,000	Chesapeake Energy Corp. 3.2500%, 3/15/16†	11,955
15,000	Enterprise Products Operating LLC 1.2500%, 8/13/15†	15,007
13,000	Marathon Oil Corp. 0.9000%, 11/1/15†	12,997
8,000	Spectra Energy Partners LP 2.9500%, 6/15/16†	8,112

		48,071
Finance Companies – 3.7%
5,000	Aviation Capital Group Corp. 3.8750%, 9/27/16 (144A),†	5,089
16,000	CIT Group, Inc. 5.0000%, 5/15/17†	16,499
152,000	International Lease Finance Corp. 8.6250%, 9/15/15†	153,900

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | JUNE 30, 2015

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Finance Companies – (continued)
$2,000	International Lease Finance Corp. 5.7500%, 5/15/16†	$2,050
3,000	iStar Financial, Inc. 3.8750%, 7/1/16†	3,011

		180,549
Government Sponsored – 0.7%
6,000	Eksportfinans ASA 2.0000%, 9/15/15	6,003
22,000	Eksportfinans ASA 2.3750%, 5/25/16	22,000
5,000	Eksportfinans ASA 5.5000%, 5/25/16	5,144

		33,147
Insurance – 2.1%
100,000	American International Group, Inc. 5.0500%, 10/1/15†	101,010
2,000	Prudential Financial, Inc. 4.7500%, 9/17/15†	2,016

		103,026
Natural Gas – 0.1%
6,000	Sempra Energy 6.5000%, 6/1/16†	6,286
Owned No Guarantee – 5.8%
209,000	Petrobras Global Finance BV 3.8750%, 1/27/16†	209,892
3,000	Petrobras Global Finance BV 2.0000%, 5/20/16	2,965
25,000	Petrobras Global Finance BV 3.5000%, 2/6/17	24,731
45,000	Petrobras Global Finance BV 3.2500%, 3/17/17	44,375

		281,963
Real Estate Investment Trusts (REITs) – 6.6%
210,000	Highwoods Realty LP 5.8500%, 3/15/17†	224,194
100,000	Regency Centers LP 5.2500%, 8/1/15†	100,322

		324,516
Technology – 2.6%
13,000	Avnet, Inc. 6.0000%, 9/1/15†	13,098
5,000	Dell, Inc. 2.3000%, 9/10/15†	5,000
106,000	Hewlett-Packard Co. 2.1250%, 9/13/15†	106,351

		124,449

Total Corporate Bonds (cost $2,731,346)		2,728,587
Inflation-Indexed Bonds – 2.9%

MXN 1,947,129	Mexican Udibonos 4.5000%, 12/4/25 (cost $144,954)	141,452

Short-Term Taxable Variable Rate Demand Notes – 1.3%
15,000	Chicago Board of Education 6.0380%, 12/1/29†	13,185
20,000	City of Chicago, IL 5.3640%, 12/1/29†	16,492
40,000	City of Chicago, IL 6.2070%, 1/1/32†	35,642

Total Short-Term Taxable Variable Rate Demand Notes (cost $66,235)		65,319
Investment Companies – 5.2%
Closed-End Funds – 0.9%
2,142	BlackRock Build America Bond Trust	$42,562
Exchange-Traded Funds (ETFs) – 0%
23	iShares US Preferred Stock	901
Money Markets – 4.3%
211,000	Janus Cash Liquidity Fund LLC, 0.1291%°°,£	211,000

Total Investment Companies (cost $261,644)		254,463

Total Investments (total cost $3,994,201) – 81.5%		3,985,690

Cash, Receivables and Other Assets, net of Liabilities – 18.5%		904,859

Net Assets – 100%		$4,890,549

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$3,257,418	81.7%
Brazil	281,963	7.1
United Kingdom	260,703	6.5
Mexico	141,452	3.6
Norway	33,147	0.8
Luxembourg	8,002	0.2
Germany	3,005	0.1

Total	$3,985,690	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

JPMorgan Chase & Co.: Mexican Peso 7/30/15	2,219,000	$140,892	$608

Schedule of Futures – Short

Unrealized
Appreciation/
Description	(Depreciation)

S&P® 500 E-mini expires September 2015 12 contracts principal amount $1,239,984 Market value $1,232,640	$7,344

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Global Unconstrained Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Schedule of Exchange-Traded Written Options – Calls

Description	Value

S&P® 500 E-mini Future expires July 2015 1 contracts exercise price $2,190.00	$(10)
S&P® 500 E-mini Future expires August 2015 15 contracts exercise price $2,180.00	(1,800)
S&P® 500 E-mini Future expires August 2015 14 contracts exercise price $2,190.00	(1,190)
S&P® 500 E-mini Future expires August 2015 8 contracts exercise price $2,200.00	(480)
U.S. Treasury Long Bond Future expires August 2015 5 contracts exercise price $155.00	(7,969)
U.S. Treasury Long Bond Future expires August 2015 5 contracts exercise price $156.00	(6,641)
U.S. Treasury Long Bond Future expires August 2015 4 contracts exercise price $158.00	(3,687)

Total Exchange-Traded Written Options – Calls (premiums received $41,666)	$(21,777)

Schedule of Exchange-Traded Written Options – Calls with Variation Margin

Unrealized
Appreciation/
Description	(Depreciation)

Euro-Bund Future expires August 2015 10 contracts exercise price EUR 156.00	$662
Euro-Bund Future expires August 2015 6 contracts exercise price EUR 157.00	983

Total Exchange-Traded Written Options – Calls with Variation Margin	$1,645

Schedule of Exchange-Traded Written Options – Puts

Description	Value

10-Year U.S. Treasury Note Future expires August 2015 27 contracts exercise price $124.00	$(10,969)
S&P® 500 E-mini Future expires July 2015 4 contracts exercise price $1960.00	(1,750)
S&P® 500 E-mini Future expires July 2015 16 contracts exercise price $1970.00	(8,200)
S&P® 500 E-mini Future expires July 2015 8 contracts exercise price $1,980.00	(4,600)
S&P® 500 E-mini Future expires July 2015 14 contracts exercise price $2,020.00	(13,650)
S&P® 500 E-mini Future expires August 2015 3 contracts exercise price $1,970.00	(3,788)
U.S. Treasury Long Bond Future expires August 2015 3 contracts exercise price $146.00	(3,891)
U.S. Treasury Long Bond Future expires August 2015 2 contracts exercise price $147.00	(3,187)
U.S. Treasury Note Future expires August 2015 9 contracts exercise price $117.00	(703)
U.S. Treasury Note Future expires August 2015 6 contracts exercise price $118.00	(1,312)

Total Exchange-Traded Written Options – Puts (premiums received $39,490)	$(52,050)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments (unaudited)

As of June 30, 2015

Schedule of OTC Written Options – Calls

Counterparty/Reference Asset	Value

JPMorgan Chase & Co.:
EUR Currency expires August 2015 746,164 contracts exercise price EUR 1.17	$(2,368)
JPY Currency expires August 2015 230,500 contracts exercise price JPY 127.00	(369)
MXN Currency expires July 2015 114,330 contracts exercise price MXN 15.50	(2,122)

Total OTC Written Options – Calls (premiums received $5,751)	$(4,859)

Schedule of OTC Written Options – Puts

Counterparty/Reference Asset	Value

JPMorgan Chase & Co.:
EUR Currency expires August 2015 374,833 contracts exercise price EUR 1.08	$(3,212)
JPY Currency expires July 2015 689,227 contracts exercise price JPY 117.00	(577)
JPY Currency expires July 2015 230,246 contracts exercise price JPY 120.00	(838)
MXN Currency expires July 2015 686,485 contracts exercise price MXN 14.80	(40)

Total OTC Written Options – Puts (premiums received $6,632)	$(4,667)

Schedule of OTC Written Interest Rate Swaptions

		Pay/
		Receive							Unrealized	Swaptions
		Floating	Floating	Fixed	Expiration	Notional		Premiums	Appreciation/	Written,
Counterparty	Description	Rate	Rate	Rate	Date	Amount		Received	(Depreciation)	at Value

Written Call Swaptions:
Citigroup Global Markets	Interest Rate Swap maturing 7/13/45	Receive	6-Month EURIBOR	0.70%	7/9/15	55,000	EUR	$1,045	$1,045	$–
Morgan Stanley	Interest Rate Swap maturing 7/15/45	Receive	3-Month USD LIBOR	2.40	7/13/15	117,000	USD	3,759	3,756	(3)
Morgan Stanley	Interest Rate Swap maturing 7/9/45	Receive	6-Month GBP LIBOR	1.80	7/9/15	32,000	GBP	1,054	1,054	–

Total								$5,858	$5,855	$(3)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Global Unconstrained Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Schedule of OTC Written Credit Default Swaptions

								Unrealized	Swaptions
	Reference		Buy/Sell	Fixed	Expiration	Notional	Premiums	Appreciation/	Written,
Counterparty	Asset	Description	Protection	Rate	Date	Amount	Received	(Depreciation)	at Value

Written Call Swaptions:
Bank of America	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Buy	1.00%	9/16/15	$1,047,000	$838	$322	$(516)
Bank of America	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Buy	1.00	9/16/15	746,000	690	323	(367)
Bank of America	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Buy	1.00	9/16/15	746,000	578	211	(367)
Goldman Sachs International	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Buy	1.00	9/16/15	746,000	429	62	(367)
Goldman Sachs International	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Buy	1.00	9/16/15	748,000	426	58	(368)
Morgan Stanley	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Buy	1.00	9/16/15	746,000	500	133	(367)
Morgan Stanley	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Buy	1.00	9/16/15	748,000	400	32	(368)

							$3,861	$1,141	$(2,720)

Written Put Swaptions:
Bank of America	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Sell	1.00%	9/16/15	$746,000	$373	$(388)	$(761)
Bank of America	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Sell	1.00	9/16/15	1,047,000	963	(103)	(1,066)
Bank of America	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Sell	1.00	9/16/15	746,000	727	(444)	(1,171)
Goldman Sachs International	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Sell	1.00	9/16/15	750,000	473	(21)	(494)
Goldman Sachs International	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Sell	1.00	9/16/15	750,000	525	31	(494)
Morgan Stanley	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Sell	1.00	9/16/15	746,000	507	(253)	(760)
Morgan Stanley	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Sell	1.00	9/16/15	748,000	733	(29)	(762)
Morgan Stanley	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Sell	1.00	9/16/15	748,000	471	(291)	(762)

							$4,772	$(1,498)	$(6,270)

Total							$8,633	$(357)	$(8,990)

Centrally Cleared Interest Rate Swaps outstanding at June 30, 2015

								Variation
						Premiums	Unrealized	Margin
Pay/Receive	Floating	Fixed	Maturity	Notional		Paid/	Appreciation/	Asset/
Floating Rate	Rate	Rate	Date	Amount		(Received)	(Depreciation)	(Liability)

Pay	Mexico Interbank TIIE 28 Days	7.4000%	5/14/25	1,747,000	MXN	$755	$(1,723)	$192
Pay	Mexico Interbank TIIE 28 Days	7.4020	5/20/25	1,781,000	MXN	751	(1,741)	196
Pay	Mexico Interbank TIIE 28 Days	7.5500	5/21/25	1,771,000	MXN	746	(1,143)	201
Pay	Mexico Interbank TIIE 28 Days	7.8750	5/29/25	1,782,000	MXN	750	136	214
Pay	Mexico Interbank TIIE 28 Days	7.7750	5/30/25	2,311,000	MXN	749	(122)	273
Pay	Mexico Interbank TIIE 28 Days	7.8250	5/30/25	2,320,000	MXN	749	141	276
Receive	6-Month EURIBOR	0.7190	4/21/25	117,000	EUR	753	5,946	(222)
Receive	6-Month EURIBOR	2.0125	6/11/25	125,000	EUR	752	(1,966)	(264)
Receive	6-Month EURIBOR	2.0150	6/12/25	101,000	EUR	756	(1,747)	(214)
Receive	6-Month EURIBOR	1.8875	6/15/25	134,000	EUR	754	(1,156)	(281)
Receive	6-Month EURIBOR	1.9220	6/15/25	134,000	EUR	756	(1,402)	(281)
Receive	6-Month EURIBOR	1.8900	6/16/25	134,000	EUR	751	(1,168)	(281)

Total						$9,022	$(5,945)	$(191)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Schedule of Investments (unaudited)

As of June 30, 2015

OTC Interest Rate Swaps outstanding at June 30, 2015

	Pay/							Outstanding
	Receive						Unrealized	Swap Contracts,
	Floating	Floating	Fixed	Maturity	Notional		Appreciation/	at Value
Counterparty	Rate	Rate	Rate	Date	Amount		(Depreciation)	Asset/(Liability)

Citigroup Global Markets	Pay	Mexico Interbank TIIE 28 Day	7.3700%	5/15/25	1,755,000	MXN	$(1,093)	$(1,093)
Citigroup Global Markets	Pay	Mexico Interbank TIIE 28 Day	7.3600	5/19/25	1,753,000	MXN	(1,138)	(1,138)
Goldman Sachs International	Pay	Mexico Interbank TIIE 28 Day	7.9000	5/28/25	1,796,000	MXN	996	996
Goldman Sachs International	Pay	Mexico Interbank TIIE 28 Day	7.7750	6/2/25	2,316,000	MXN	621	621
Goldman Sachs International	Pay	Mexico Interbank TIIE 28 Day	7.4050	5/14/25	1,747,000	MXN	(949)	(949)
Goldman Sachs International	Pay	Mexico Interbank TIIE 28 Day	7.3500	5/20/25	1,753,000	MXN	(1,180)	(1,180)

Total							$(2,743)	$(2,743)

OTC Credit Default Swaps outstanding at June 30, 2015

								Outstanding
						Premiums	Unrealized	Swap Contracts,
	Reference	Buy/Sell	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Counterparty	Asset	Protection(1)	Rate	Date	Amount(2)	(Received)	(Depreciation)	Asset/(Liability)

Barclays Capital, Inc.	Federative Republic of Brazil(3)	Sell	1.0000%	3/20/16	$500,000	$(939)	$1,642	$703
Barclays Capital, Inc.	Israel Electric Corp., Ltd.(3)	Sell	1.0000	9/20/15	75,000	123	(110)	13
Barclays Capital, Inc.	Republic of Indonesia(3)	Sell	1.0000	6/20/17	116,000	734	(107)	627
Barclays Capital, Inc.	Russian Federation(3)	Sell	1.0000	12/20/15	114,000	(552)	(213)	(765)
BNP Paribas	Federative Republic of Brazil(3)	Sell	1.0000	12/20/15	230,000	419	(187)	232
BNP Paribas	Federative Republic of Brazil(3)	Sell	1.0000	3/20/16	120,000	14	155	169
BNP Paribas	Federative Republic of Brazil(3)	Sell	1.0000	6/20/16	230,000	417	(305)	112
BNP Paribas	People’s Republic of China(4)	Sell	1.0000	6/20/18	114,000	1,894	(248)	1,646
BNP Paribas	People’s Republic of China(4)	Sell	1.0000	3/20/20	500,000	1,824	1,939	3,763
BNP Paribas	United Mexican States(3)	Sell	1.0000	6/20/16	115,000	650	(88)	562
BNP Paribas	United Mexican States(3)	Sell	1.0000	6/20/17	115,000	791	(188)	603
BNP Paribas	United Mexican States(3)	Sell	1.0000	3/20/20	60,000	(930)	341	(589)
Citigroup Global Markets	Bank of America Corp.(5)	Sell	1.0000	3/20/16	59,000	511	(155)	356
Citigroup Global Markets	Goldman Sachs Group, Inc.(5)	Sell	1.0000	3/20/16	250,000	1,974	(637)	1,337
Citigroup Global Markets	JPMorgan Chase & Co.(5)	Sell	1.0000	3/20/16	59,000	494	(144)	350
Citigroup Global Markets	MCDX.NA.23(6)	Sell	1.0000	6/20/20	59,000	137	(140)	(3)
Citigroup Global Markets	People’s Republic of China(4)	Sell	1.0000	3/20/20	250,000	1,918	(37)	1,881
Credit Suisse International	Berkshire Hathaway, Inc.(5)	Sell	1.0000	6/20/20	57,000	1,253	(368)	885
Credit Suisse International	United Mexican States(3)	Sell	1.0000	3/20/20	500,000	(3,530)	(1,380)	(4,910)
Goldman Sachs International	Berkshire Hathaway, Inc.(5)	Sell	1.0000	3/20/20	59,000	1,237	(267)	970
Goldman Sachs International	Berkshire Hathaway, Inc.(5)	Sell	1.0000	3/20/20	60,000	1,222	(236)	986
Goldman Sachs International	Berkshire Hathaway, Inc.(5)	Sell	1.0000	3/20/20	250,000	5,119	(1,009)	4,110
Goldman Sachs International	Berkshire Hathaway, Inc.(5)	Sell	1.0000	3/20/20	59,000	1,266	(296)	970
Goldman Sachs International	Kingdom of Spain(7)	Sell	1.0000	3/20/17	120,000	1,289	(549)	740
Goldman Sachs International	MetLife, Inc.(5)	Sell	1.0000	3/20/16	250,000	2,366	(680)	1,686
Goldman Sachs International	MetLife, Inc.(5)	Sell	1.0000	3/20/20	60,000	751	192	943
Goldman Sachs International	Republic of Indonesia(3)	Sell	1.0000	3/20/20	250,000	(4,339)	(1,931)	(6,270)
Goldman Sachs International	Republic of Italy(8)	Sell	1.0000	3/20/17	120,000	1,238	(771)	467
Goldman Sachs International	United Mexican States(3)	Sell	1.0000	6/20/16	116,000	682	(114)	568
Goldman Sachs International	United Mexican States(3)	Sell	1.0000	6/20/17	114,000	784	(187)	597
Goldman Sachs International	United Mexican States(3)	Sell	1.0000	3/20/20	60,000	(930)	341	(589)
JPMorgan Chase & Co.	United Mexican States(3)	Sell	1.0000	6/20/16	118,000	694	(117)	577
Morgan Stanley	Berkshire Hathaway, Inc.(5)	Sell	1.0000	3/20/20	59,000	1,207	(237)	970

Total						$19,788	$(6,091)	$13,697

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Janus Aspen Global Unconstrained Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

(1)	If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.
(2)	If a credit event occurs, the notional amount represents the maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection.
(3)	Foreign Government Bond – S&P Rating BBB+ to BBB-
(4)	Foreign Government Bond – S&P Rating AA-
(5)	Corporate Bond – S&P Rating AA to A-
(6)	For those index credit default swaps entered into by the Portfolio to sell protection, “Outstanding Swap Contracts, at Value” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(7)	Foreign Corporate Bond – S&P Rating BBB
(8)	Foreign Government Bond – S&P Not Rated

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information (unaudited)

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

LLC	Limited Liability Company

LP	Limited Partnership

OTC	Over-the-Counter

PLC	Public Limited Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2015 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Global Unconstrained Bond Portfolio	$108,843	2.2%

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Unconstrained Bond Portfolio	$3,273,822

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

°°	Rate shown is the 7-day yield as of June 30, 2015.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Global Unconstrained Bond Portfolio
Toll Road Investors Partnership II LP, 0%, 2/15/43	1/29/15	$17,858	$17,471	0.4%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Aspen Global Unconstrained Bond Portfolio
Janus Cash Liquidity Fund LLC	–	11,176,128	(10,965,128)	211,000	$–	$205	$211,000

Janus Aspen Series | 13

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Global Unconstrained Bond Portfolio
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ –	$ 545,391	$–

Common Stocks	250,478	–	–

Corporate Bonds	–	2,728,587	–

Inflation-Indexed Bonds	–	141,452	–

Short-Term Taxable Variable Rate Demand Notes	–	65,319	–

Investment Companies	43,463	211,000	–

Total Investments in Securities	$293,941	$3,691,749	$–

Other Financial Instruments(a):
Forward Currency Contracts	$ –	$ 608	$–
Outstanding Swap Contracts, at Value	–	28,440	–
Variation Margin Receivable	–	1,352	–

Total Assets	$293,941	$3,722,149	$–

Liabilities
Other Financial Instruments(a):
Options Written, at Value	$ –	$ 83,353	$–
Outstanding Swap Contracts, at Value	–	17,486	–
Swaptions Written, at Value	–	8,993	–
Variation Margin Payable	1,995	1,833	–

Total Liabilities	$ 1,995	$ 111,665	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

14 | JUNE 30, 2015

Statement of Assets and Liabilities

As of June 30, 2015 (unaudited)	Janus Aspen Global Unconstrained Bond Portfolio

Assets:
Investments, at cost	$3,994,201
Unaffiliated investments, at value	$3,774,690
Affiliated investments, at value	211,000
Cash	520
Cash denominated in foreign currency(1)	19,436
Restricted cash (Note 1)	947,000
Forward currency contracts	608
Outstanding swap contracts, at value(2)	28,440
Variation margin receivable	1,352
Non-interested Trustees’ deferred compensation	98
Receivables:
Investments sold	3,908
Dividends	40
Interest	39,836
Due from adviser	9,955
Other assets	204
Total Assets	5,037,087
Liabilities:
Options written, at value(3)	83,353
Swaptions written, at value(4)	8,993
Outstanding swap contracts, at value(5)	17,486
Variation margin payable	3,828
Payables:
Investments purchased	4,856
Advisory fees	2,611
Portfolio administration fees	38
Transfer agent fees and expenses	37
12b-1 Distribution and shareholder servicing fees	887
Non-interested Trustees’ fees and expenses	393
Non-interested Trustees’ deferred compensation fees	98
Accrued expenses and other payables	23,958
Total Liabilities	146,538
Net Assets	$4,890,549
Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,000,000
Undistributed net investment income/(loss)	11,468
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(122,910)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,991
Total Net Assets	$4,890,549
Net Assets - Institutional Shares	$978,884
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	100,000
Net Asset Value Per Share	$9.79
Net Assets - Service Shares	$3,911,665
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	400,000
Net Asset Value Per Share	$9.78

(1)	Includes cost of $18,354.
(2)	Net premiums paid $29,932.
(3)	Premiums received $93,539.
(4)	Premiums received $14,491.
(5)	Net premiums received $10,144.

See Notes to Financial Statements.

Janus Aspen Series | 15

Statement of Operations

For the period ended June 30, 2015 (unaudited)	Janus Aspen Global Unconstrained Bond Portfolio

Investment Income:
Interest	$30,930
Dividends	2,298
Dividends from affiliates	205
Total Investment Income	33,433
Expenses:
Advisory fees	13,476
12b-1 Distribution and shareholder servicing fees:
Service Shares	4,146
Other transfer agent fees and expenses:
Institutional Shares	80
Service Shares	84
Shareholder reports expense	3,498
Registration fees	51,004
Custodian fees	3,427
Professional fees	18,625
Non-interested Trustees’ fees and expenses	425
Short sales interest expense	565
Portfolio administration fees	203
Accounting systems fee expense	6,312
Other expenses	163
Total Expenses	102,008
Less: Excess Expense Reimbursement	(80,043)
Net Expenses	21,965
Net Investment Income/(Loss)	11,468
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	9,136
Futures contracts	(105,601)
Short sales	10,170
Swap contracts	15,620
Written options contracts	(55,734)
Written swaptions contracts	3,499
Total Net Realized Gain/(Loss) on Investments	(122,910)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(7,903)
Futures contracts	7,344
Swap contracts	(14,779)
Written options contracts	11,831
Written swaptions contracts	5,498
Total Change in Unrealized Net Appreciation/Depreciation	1,991
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(109,451)

See Notes to Financial Statements.

16 | JUNE 30, 2015

Statement of Changes in Net Assets

Janus Aspen
Global Unconstrained Bond
Portfolio
For the period ended June 30 (unaudited)	2015(1)

Operations:
Net investment income/(loss)	$11,468
Net realized gain/(loss) on investments	(122,910)
Change in unrealized net appreciation/depreciation	1,991
Net Increase/(Decrease) in Net Assets Resulting from Operations	(109,451)
Capital Share Transactions:
Shares Sold
Institutional Shares	1,000,000
Service Shares	4,000,000
Net Increase/(Decrease) from Capital Share Transactions	5,000,000
Net Increase/(Decrease) in Net Assets	4,890,549
Net Assets:
Beginning of period	–
End of period	$4,890,549

Undistributed Net Investment Income/(Loss)	$11,468

(1)	Period from January 29, 2015 (inception date) through June 30, 2015.

See Notes to Financial Statements.

Janus Aspen Series | 17

Financial Highlights

Institutional Shares

Janus Aspen
Global Unconstrained Bond
Portfolio
For a share outstanding during the period ended June 30 (unaudited)	2015(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03
Net realized and unrealized gain/(loss)	(0.24)
Total from Investment Operations	(0.21)
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$9.79
Total Return*	(2.10)%
Net Assets, End of Period (in thousands)	$979
Average Net Assets for the Period (in thousands)	$990
Ratios to Average Net Assets:
Ratio of Gross Expenses**	4.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.87%
Ratio of Net Investment Income/(Loss)**	0.74%
Portfolio Turnover Rate	39%

Service Shares

Janus Aspen
Global Unconstrained Bond
Portfolio
For a share outstanding during the period ended June 30 (unaudited)	2015(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02
Net realized and unrealized gain/(loss)	(0.24)
Total from Investment Operations	(0.22)
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$9.78
Total Return*	(2.20)%
Net Assets, End of Period (in thousands)	$3,912
Average Net Assets for the Period (in thousands)	$3,956
Ratios to Average Net Assets:
Ratio of Gross Expenses**	4.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.11%
Ratio of Net Investment Income/(Loss)**	0.51%
Portfolio Turnover Rate	39%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from January 29, 2015 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

18 | JUNE 30, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Aspen Global Unconstrained Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers thirteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as nondiversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the

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Notes to Financial Statements (unaudited) (continued)

identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of

20 | JUNE 30, 2015

assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The Portfolio may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of June 30, 2015, the Portfolio had restricted cash in the amount of $947,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions) to adjust currency exposure relative to a benchmark index or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

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Notes to Financial Statements (unaudited) (continued)

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended June 30, 2015.

Portfolio	Sold

Janus Aspen Global Unconstrained Bond Portfolio	$20,127

22 | JUNE 30, 2015

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/(depreciation) is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Portfolio purchased futures on equity indices to increase exposure to equity risk.

During the period, the Portfolio sold futures on equity indices to decrease exposure to equity risk.

During the period, the Portfolio sold futures on currency indices to decrease exposure to currency risk.

The following table provides average ending monthly market value amounts on purchased and sold futures contracts during the period ended June 30, 2015.

Portfolio	Purchased	Sold

Janus Aspen Global Unconstrained Bond Portfolio	$463,687	$1,234,939

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) “exercises” the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being

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Notes to Financial Statements (unaudited) (continued)

hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolios to counterparty risk in the event that the counterparty does not perform. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

During the period, the Portfolio wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Portfolio wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Portfolio wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the period, the Portfolio wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the period, the Portfolio wrote call options on foreign exchanges rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Portfolio wrote put options on foreign exchanges rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

The following table provides average ending monthly market value amounts on written call and put options during the period ended June 30, 2015.

Portfolio	Written Call Options	Written Put Options

Janus Aspen Global Unconstrained Bond Portfolio	$7,540	$4,208

Written option activity for the period ended June 30, 2015 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Global Unconstrained Bond Portfolio
Options outstanding at January 29, 2015	–	$–
Options written	3,966,067	159,498
Options closed	(240,836)	(73,653)
Options expired	(2,519,059)	(36,968)
Options exercised	(115,110)	(1,495)

Options outstanding at June 30, 2015	1,091,062	$47,382

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Global Unconstrained Bond Portfolio
Options outstanding at January 29, 2015	–	$–
Options written	13,310,002	223,487
Options closed	(2,164,045)	(77,750)
Options expired	(8,033,047)	(85,745)
Options exercised	(1,132,027)	(13,870)

Options outstanding at June 30, 2015	1,980,883	$46,122

Options on Swap Contracts (Swaptions)
The Portfolio may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Portfolio’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Portfolio’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk

24 | JUNE 30, 2015

of loss with respect to swaptions generally is limited to the net amount of payments that the Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Portfolio may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Portfolio to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Portfolio as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Portfolio to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Portfolio as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Portfolio to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Portfolio as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Portfolio to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Portfolio as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable). Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the period, the Portfolio sold interest rate receiver swaptions (call) in order to gain interest rate volatility exposure and to reduce interest rate exposure.

During the period, the Portfolio sold interest rate payer swaptions (put) in order to gain interest rate volatility exposure and to also gain interest rate exposure.

During the period, the Portfolio sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the period, the Portfolio sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

The following table provides average ending monthly market value amounts on written call and put swaptions during the period ended June 30, 2015.

	Written Call
Portfolio	Swaptions	Written Put Swaptions

Janus Aspen Global Unconstrained Bond Fund	$7,540	$4,208

Written swaption activity for the period ended June 30, 2015 is indicated in the tables below:

	Notional	Premiums
Call Swaptions	Amount	Received

Janus Aspen Global Unconstrained Bond Portfolio
Swaptions outstanding at January 29, 2015	–	$–
Swaptions written	7,166,000	42,018
Swaptions closed	(117,000)	(1,228)
Swaptions expired	(1,318,000)	(31,071)
Swaptions exercised	–	–

Swaptions outstanding at June 30, 2015	5,731,000	$9,719

	Notional	Premiums
Put Swaptions	Amount	Received

Janus Aspen Global Unconstrained Bond Portfolio
Swaptions outstanding at January 29, 2015	–	$–
Swaptions written	6,634,000	11,586
Swaptions closed	(353,000)	(6,814)
Swaptions expired	–	–
Swaptions exercised	–	–

Swaptions outstanding at June 30, 2015	6,281,000	$4,772

Swaps
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a

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Notes to Financial Statements (unaudited) (continued)

swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values that are disclosed separately as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.

The Portfolio may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Portfolio will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.

As a buyer of credit protection, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Portfolio as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and potentially received no benefit from the contract.

If the Portfolio is the seller of credit protection against a particular security, the Portfolio would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Portfolio would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the

26 | JUNE 30, 2015

event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Portfolio may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Portfolio’s total return. Single-name CDS enable the Portfolio to buy or sell protection against a credit event of a specific issuer. Single-name CDS provide exposure to a single reference entity. When the Portfolio buys a single-name CDS, the Portfolio will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Portfolio to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Portfolio.

The Portfolio may invest in index credit default swaps (“CDX”). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, the Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.

During the period, the Portfolio sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

The following table provides average ending monthly market value amounts on credit default swaps which are long the reference asset during the period ended June 30, 2015.

Portfolio	Long

Janus Aspen Global Unconstrained Bond Portfolio	$12,234

The Portfolio’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

During the period, the Portfolio entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Portfolio benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the period, the Portfolio entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Portfolio

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

The following table provides average ending monthly market value amounts on interest rate swaps which are long the reference asset during the period ended June 30, 2015.

Portfolio	Long

Janus Aspen Global Unconstrained Bond Portfolio	$1,109

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

During the period, the Portfolio entered into total return swaps on equity securities or indices to decrease exposure to equity risk. These total return swaps require the Portfolio to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Portfolio will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

The following table provides average ending monthly market value amounts on total return swaps which are short the reference asset during the period ended June 30, 2015.

Portfolio	Short

Janus Aspen Global Unconstrained Bond Portfolio	$9

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2015.

Fair Value of Derivative Instruments as of June 30, 2015

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Global Unconstrained Bond Portfolio
Credit Contracts	Outstanding swap contracts, at value	$26,823	Outstanding swap contracts, at value	$13,126
Credit Contracts			Swaptions written, at value	8,990
Currency Contracts	Forward currency contracts	608
Currency Contracts			Options written, at value	9,526
Equity Contracts			Options written, at value	35,468
Equity Contracts			Variation margin payable	1,995
Interest Rate Contracts			Options written, at value	38,359
Interest Rate Contracts	Outstanding swap contracts, at value	1,617	Outstanding swap contracts, at value	4,360
Interest Rate Contracts			Swaptions written, at value	3
Interest Rate Contracts	Variation margin receivable	1,352	Variation margin payable	1,833

Total		$30,400		$113,660

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging	Investments and foreign	Futures	Swap	Written options	Written swaptions
instruments	currency transactions	contracts	contracts	contracts	contracts	Total

Janus Aspen Global Unconstrained Bond Portfolio
Credit Contracts	$–	$–	$15,556	$–	$–	$15,556
Currency Contracts	–	3,906	–	17,020	–	20,926
Equity Contracts	–	(4,421)	64	5,066	–	709
Interest Rate Contracts	–	(105,086)	–	(77,820)	3,499	(179,407)

Total	$–	$(105,601)	$15,620	$(55,734)	$3,499	$(142,216)

28 | JUNE 30, 2015

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as hedging	non-interested Trustees’	Futures	Swap	Written options	Written swaptions
instruments	deferred compensation	contracts	contracts	contracts	contracts	Total

Janus Aspen Global Unconstrained Bond Portfolio
Credit Contracts	$–	$–	$(6,091)	$–	$(357)	$(6,448)
Currency Contracts	608	–	–	2,858	–	3,466
Equity Contracts	–	7,344	–	(816)	–	6,528
Interest Rate Contracts	–	–	(8,688)	9,789	5,855	6,956

Total	$608	$7,344	$(14,779)	$11,831	$5,498	$10,502

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced and may continue to experience severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or

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Notes to Financial Statements (unaudited) (continued)

insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETFs expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk.

Inflation-Linked Securities
The Portfolio may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that may have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of

30 | JUNE 30, 2015

inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Portfolio.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans
The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of June 30, 2015.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation

Janus Aspen Series | 31

Notes to Financial Statements (unaudited) (continued)

(“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

32 | JUNE 30, 2015

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Barclays Capital, Inc.	$1,343	$(765)	$–	$578
BNP Paribas	7,087	(589)	–	6,498
Citigroup Global Markets	3,924	(2,234)	–	1,690
Credit Suisse International	885	(885)	–	–
Goldman Sachs International	13,654	(10,711)	–	2,943
JPMorgan Chase & Co.	1,185	(1,185)	–	–
Morgan Stanley	970	(970)	–	–

Total	$29,048	$(17,339)	$–	$11,709

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$4,248	$–	$–	$4,248
Barclays Capital, Inc.	765	(765)	–	–
BNP Paribas	589	(589)	–	–
Citigroup Global Markets	2,234	(2,234)	–	–
Credit Suisse International	4,910	(885)	–	4,025
Goldman Sachs International	10,711	(10,711)	–	–
JPMorgan Chase & Co.	9,526	(1,185)	–	8,341
Morgan Stanley	3,022	(970)	–	2,052

Total	$36,005	$(17,339)	$–	$18,666

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a

Janus Aspen Series | 33

Notes to Financial Statements (unaudited) (continued)

specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

When-Issued and Delayed Delivery Securities
The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily		Contractual
	Net Assets		Investment
Portfolio	of the Portfolio		Advisory Fee (%)

Janus Aspen Global Unconstrained Bond Portfolio	First $	1 Billion	0.65
	Next $	2 Billion	0.62
	Over $	3 Billion	0.60

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2016.

Expense
Portfolio	Limit (%)

Janus Aspen Global Unconstrained Bond Portfolio	0.82

If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could then be considered a deferral, if

34 | JUNE 30, 2015

the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended June 30, 2015, Janus Capital reimbursed the Portfolio $80,043 of fees and expenses that are eligible for recoupment. As of June 30, 2015, the aggregate amount of recoupment that may potentially be made to Janus Capital is $80,043. The recoupment of such reimbursements expires January 29, 2018.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing and other shareholder services for the Portfolio.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $21,949 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2015. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $146,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As

Janus Aspen Series | 35

Notes to Financial Statements (unaudited) (continued)

adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

As of June 30, 2015, shares of the Portfolio were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Portfolio
Portfolio	Owned	Owned

Janus Aspen Global Unconstrained Bond Portfolio - Institutional Shares	100%	20%
Janus Aspen Global Unconstrained Bond Portfolio - Service Shares	100	80

In addition, other shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Global Unconstrained Bond Portfolio	$3,994,201	$11,172	$(19,683)	$(8,511)

6.	Capital Share Transactions

Janus Aspen Global
Unconstrained Bond Portfolio
For the period ended June 30 (unaudited)	2015(1)

Transactions in Portfolio Shares – Institutional Shares:
Shares sold	100,000
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Portfolio Shares	100,000
Shares Outstanding, Beginning of Period	N/A
Shares Outstanding, End of Period	100,000

36 | JUNE 30, 2015

Janus Aspen Global
Unconstrained Bond Portfolio
For the period ended June 30 (unaudited)	2015(1)

Transactions in Portfolio Shares – Service Shares:
Shares sold	400,000
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Portfolio Shares	400,000
Shares Outstanding, Beginning of Period	N/A
Shares Outstanding, End of Period	400,000

(1)	Period from January 29, 2015 (inception date) through June 30, 2015.

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Unconstrained Bond Portfolio	$4,086,517	$275,467	$993,651	$1,003,831

8.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 37

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom is affiliated with Janus Capital, the investment adviser of Janus Aspen Global Unconstrained Bond Portfolio (the “New Portfolio”), met on November 5, 2014 to consider the proposed investment advisory agreement for the New Portfolio. In the course of their consideration of this agreement, the Trustees met in executive session and were advised by their independent legal counsel. In this regard, prior to the meeting and at earlier meetings, the Trustees received and reviewed extensive information provided by Janus Capital in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. The Trustees also had been provided and had considered, and were in the process of considering, various data and information in connection with their annual consideration of the investment advisory agreements in place with Janus Capital, and certain of that data was relevant to their consideration of the proposed agreement with Janus Capital for the New Portfolio. Based on their evaluation of the information available to them, the Trustees unanimously approved the investment advisory agreement for the New Portfolio for an initial term through May 2016, subject to earlier termination as provided for in the agreements.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent, and quality of the services to be provided by Janus Capital, taking into account the investment objective and strategies of the New Portfolio and the similar type services currently provided by Janus Capital to other funds in the complex, including other fixed-income funds and Janus Global Unconstrained Bond Fund. In addition, the Trustees reviewed the resources and key personnel of Janus Capital that will be providing investment and risk management services to the New Portfolio. The Trustees also considered other services provided to the New Portfolio by Janus Capital, such as managing the execution of portfolio transactions and the broker selection process. The Trustees considered Janus Capital’s role as administrator to the New Portfolio, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the New Portfolio’s investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Portfolio and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital were appropriate and consistent with the terms of the proposed investment advisory agreement. They also concluded that Janus Capital had sufficient personnel, with the appropriate education and experience, to serve the New Portfolio effectively.

Costs of Services Provided
The Trustees noted the information regarding the proposed fees and expenses of the New Portfolio in comparison to similar information for other comparable funds. The Trustees noted that they had previously reviewed, and were currently in the process of reviewing, management fees charged by Janus Capital to non-mutual fund clients, including those for which Janus Capital provides only portfolio management services. The Trustees noted servicing that is to be provided by Janus Capital for the New Portfolio relative to those other clients, including regulatory compliance and administration

38 | JUNE 30, 2015

services, and that, in serving the New Portfolio, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the proposed annual advisory fee rate, including the potential breakpoints, to be paid by the New Portfolio was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital charges to other clients, and the expense limitation agreement agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the New Portfolio increases. The Trustees noted that the proposed annual advisory fee rate, which included the potential breakpoints as assets increased, provided the opportunity for shareholders to share the benefits of any economies of scale that may be present. The Trustees also noted that the New Portfolio is part of the overall Janus funds complex, which means, among other things, that the New Portfolio shares directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the New Portfolio. They recognized that two affiliates of Janus Capital will separately serve the New Portfolio as transfer agent and distributor, respectively. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements, and the fees to be paid by the New Portfolio under those agreements, the New Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Portfolio.

After full consideration of the above factors, as well as other factors, the Trustees, all of whom are independent Trustees, determined to approve the investment advisory agreement for the New Portfolio.

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the

40 | JUNE 30, 2015

Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the

Janus Aspen Series | 41

Useful Information About Your Portfolio Report (unaudited) (continued)

investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | JUNE 30, 2015

Notes

Janus Aspen Series | 43

Notes

44 | JUNE 30, 2015

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94123	109-24-93060 08-15

semiannual report
June 30, 2015

Janus Aspen INTECH U.S. Low Volatility Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen INTECH U.S. Low Volatility Portfolio

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We seek to add value using natural stock price volatility through a mathematically based, risk-managed process. We do not pick individual stocks or forecast excess returns, but use natural stock price volatility and correlation characteristics.
Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended June 30, 2015, Janus Aspen INTECH U.S. Low Volatility Portfolio’s Service Shares returned 0.62%. This compares to the 1.23% return posted by the S&P 500 Index, the Portfolio’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios with similar returns to the S&P 500 Index over time, but with lower return volatility. In particular, the Portfolio attempts to achieve market-like returns over the long-term and lower the volatility of the Portfolio’s absolute returns.

The investment process begins with the stocks in the Portfolio’s benchmark, the S&P 500 Index. Within specific risk constraints, INTECH’s mathematical process attempts to identify stocks that have high volatility relative to the index, and low correlation to one another. Once the stocks are identified and the portfolio of stocks is constructed, it is then rebalanced and re-optimized periodically. The Portfolio aims to generate market-like returns overtime with significantly lower return fluctuations. Although the Portfolio may underperform its benchmark in strong up markets, the strategy seeks to reduce losses in down markets. Therefore, while some downside protection and a more consistent experience are expected over the long-term, the tracking-error (a divergence between the price behavior of the Portfolio versus its benchmark) relative to the S&P 500 Index is expected to be high.

PERFORMANCE REVIEW

On average, the Portfolio was overweight lower beta stocks or stocks with lower sensitivity to market movements which tend to be less volatile. During the period lower beta stocks underperformed higher beta stocks and the overall market, on average. Consequently, the Portfolio’s overweight to lower beta stocks detracted from the Portfolio’s relative return for the period.

From a sector perspective, the Portfolio’s overweight to the defensive utilities and consumer staples sectors, which both posted negative returns during the period, detracted from relative performance. However, stock selection, which is a residual of the investment process, contributed to the Portfolio’s relative performance during the period, especially within the health care sector.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our Portfolio shareholders.

Thank you for your investment in Janus Aspen INTECH U.S. Low Volatility Portfolio.

Janus Aspen Series | 1

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Southern Co. Electric Utilities	5.2%
Procter & Gamble Co. Household Products	4.5%
General Mills, Inc. Food Products	4.0%
Kimberly-Clark Corp. Household Products	3.6%
Johnson & Johnson Pharmaceuticals	3.2%

20.5%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

*Includes Other of (0.4)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of December 31, 2014

2 | JUNE 30, 2015

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015				Expense Ratios – per the May 1, 2015 prospectus
	Fiscal	One	Since	Total Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses

Janus Aspen INTECH U.S. Low Volatility Portfolio – Service Shares	0.62%	8.91%	14.72%	0.79%

S&P 500® Index	1.23%	7.42%	16.28%

Morningstar Quartile – Service Shares	–	1st	3rd

Morningstar Ranking – based on total returns for Large Blend Funds	–	204/1,658	1,071/1,542

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

The proprietary mathematical process used by INTECH may not achieve the desired results. Since the portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate and higher expenses compared to a “buy and hold” or index fund strategy. INTECH’s low volatility strategy may underperform its benchmark during certain periods of up markets and may not achieve the desired level of protection in down markets.

Until three years from inception, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See important disclosures on the next page.

Janus Aspen Series | 3

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 6, 2012

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in the share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Service Shares	$1,000.00	$1,006.20	$3.88	$1,000.00	$1,020.93	$3.91	0.78%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectus for more information regarding waivers and/or reimbursements.

4 | JUNE 30, 2015

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks – 98.4%
Aerospace & Defense – 0.5%
10,900	Lockheed Martin Corp.	$2,026,310
2,100	Precision Castparts Corp.	419,727
2,300	Raytheon Co.	220,064

		2,666,101
Air Freight & Logistics – 0.2%
6,500	CH Robinson Worldwide, Inc.	405,535
10,500	Expeditors International of Washington, Inc.	484,103

		889,638
Beverages – 1.6%
27,300	Coca-Cola Co.	1,070,979
90,600	PepsiCo, Inc.	8,456,604

		9,527,583
Biotechnology – 0.2%
8,500	Gilead Sciences, Inc.	995,180
Building Products – 0.1%
14,000	Allegion PLC	841,960
Capital Markets – 0.2%
14,200	Bank of New York Mellon Corp.	595,974
6,700	Northern Trust Corp.	512,282

		1,108,256
Chemicals – 2.3%
4,100	Airgas, Inc.	433,698
11,200	FMC Corp.	588,560
12,100	Monsanto Co.	1,289,739
3,300	Praxair, Inc.	394,515
13,500	Sherwin-Williams Co.	3,712,770
53,300	Sigma-Aldrich Corp.	7,427,355

		13,846,637
Commercial Banks – 0.9%
12,600	Bank of America Corp.	214,452
18,400	BB&T Corp.	741,704
16,600	M&T Bank Corp.	2,073,838
144,400	People’s United Financial, Inc.	2,340,724

		5,370,718
Commercial Services & Supplies – 1.0%
4,300	Cintas Corp.	363,737
76,600	Republic Services, Inc.	3,000,422
11,000	Stericycle, Inc.*	1,473,010
29,500	Waste Management, Inc.	1,367,325

		6,204,494
Communications Equipment – 0.2%
4,700	F5 Networks, Inc.*	565,645
11,900	Motorola Solutions, Inc.	682,346

		1,247,991
Consumer Finance – 0.1%
21,700	Navient Corp.	395,157
Containers & Packaging – 0.1%
12,500	Ball Corp.	876,875
Diversified Financial Services – 1.2%
4,800	Berkshire Hathaway, Inc. – Class B*	653,328
25,600	CME Group, Inc.	2,382,336
17,102	Intercontinental Exchange, Inc.	3,824,178
6,000	NASDAQ OMX Group, Inc.	292,860

		7,152,702
Diversified Telecommunication Services – 0.9%
63,800	AT&T, Inc.	2,266,176
9,400	Level 3 Communications, Inc.*	495,098
61,700	Verizon Communications, Inc.	2,875,837

		5,637,111
Electric Utilities – 9.3%
92,300	Duke Energy Corp.	6,518,226
6,000	Edison International	333,480
52,800	Entergy Corp.	3,722,400
22,600	Eversource Energy	1,026,266
50,300	Exelon Corp.	1,580,426
2,600	FirstEnergy Corp.	84,630
227,700	Pepco Holdings, Inc.	6,134,238
85,900	PPL Corp.	2,531,473
745,300	Southern Co.	31,228,070
74,600	Xcel Energy, Inc.	2,400,628

		55,559,837
Energy Equipment & Services – 0.6%
8,700	Baker Hughes, Inc.	536,790
61,900	Diamond Offshore Drilling, Inc.#	1,597,639
8,700	FMC Technologies, Inc.*	360,963
14,600	National Oilwell Varco, Inc.	704,888
7,300	Transocean, Ltd. (U.S. Shares)#	117,676

		3,317,956
Food & Staples Retailing – 3.2%
5,000	Costco Wholesale Corp.	675,300
4,400	CVS Health Corp.	461,472
39,700	Kroger Co.	2,878,647
50,500	Sysco Corp.	1,823,050
167,700	Wal-Mart Stores, Inc.	11,894,961
5,700	Walgreens Boots Alliance, Inc.	481,308
20,200	Whole Foods Market, Inc.	796,688

		19,011,426
Food Products – 11.7%
31,300	Campbell Soup Co.	1,491,445
361,900	ConAgra Foods, Inc.	15,822,268
427,600	General Mills, Inc.	23,825,872
97,300	Hershey Co.	8,643,159
11,100	JM Smucker Co.	1,203,351
236,100	Kellogg Co.	14,803,470
2,500	Keurig Green Mountain, Inc.	191,575
41,300	McCormick & Co., Inc.	3,343,235
800	Mead Johnson Nutrition Co.	72,176
4,700	Tyson Foods, Inc. – Class A	200,361

		69,596,912
Gas Utilities – 0.2%
22,700	AGL Resources, Inc.	1,056,912
Health Care Equipment & Supplies – 2.3%
22,000	Baxter International, Inc.	1,538,460
33,289	Becton Dickinson and Co.	4,715,387
29,500	CR Bard, Inc.	5,035,650
3,100	DENTSPLY International, Inc.	159,805
1,700	Edwards Lifesciences Corp.*	242,131

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 5

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Health Care Equipment & Supplies – (continued)
2,300	Intuitive Surgical, Inc.*	$1,114,350
11,500	Varian Medical Systems, Inc.*	969,795

		13,775,578
Health Care Providers & Services – 8.1%
54,464	Aetna, Inc.	6,941,981
23,200	AmerisourceBergen Corp.	2,467,088
8,700	Anthem, Inc.	1,428,018
30,300	Cigna Corp.	4,908,600
31,100	DaVita HealthCare Partners, Inc.*	2,471,517
25,900	Express Scripts Holding Co.*	2,303,546
8,000	HCA Holdings, Inc.*	725,760
41,900	Humana, Inc.	8,014,632
57,100	Laboratory Corp. of America Holdings*	6,921,662
6,600	McKesson Corp.	1,483,746
33,800	Quest Diagnostics, Inc.	2,451,176
35,000	Tenet Healthcare Corp.*	2,025,800
45,400	UnitedHealth Group, Inc.	5,538,800
4,900	Universal Health Services, Inc. – Class B	696,290

		48,378,616
Hotels, Restaurants & Leisure – 3.3%
6,400	Chipotle Mexican Grill, Inc.*	3,871,936
2,400	Darden Restaurants, Inc.	170,592
146,900	McDonald’s Corp.	13,965,783
35,800	Starbucks Corp.	1,919,417

		19,927,728
Household Durables – 0.1%
11,300	Garmin, Ltd.#	496,409
Household Products – 11.4%
135,600	Clorox Co.	14,105,112
81,500	Colgate-Palmolive Co.	5,330,915
204,000	Kimberly-Clark Corp.	21,617,880
339,000	Procter & Gamble Co.	26,523,360

		67,577,267
Information Technology Services – 0.4%
13,600	International Business Machines Corp.	2,212,176
Insurance – 0.2%
2,300	Allstate Corp.	149,201
2,500	Travelers Cos., Inc.	241,650
17,700	XL Group PLC	658,440

		1,049,291
Internet & Catalog Retail – 1.1%
1,900	Amazon.com, Inc.*	824,771
9,100	Netflix, Inc.*	5,978,154

		6,802,925
Internet Software & Services – 1.2%
36,400	eBay, Inc.*	2,192,736
44,500	Facebook, Inc. – Class A*	3,816,543
18,200	VeriSign, Inc.*,#	1,123,304

		7,132,583
Leisure Products – 1.0%
41,100	Hasbro, Inc.	3,073,869
104,600	Mattel, Inc.	2,687,174

		5,761,043
Life Sciences Tools & Services – 0.1%
4,600	Waters Corp.*	590,548
Machinery – 0.9%
52,700	Deere & Co.	5,114,535
Media – 1.0%
28,400	DIRECTV*	2,635,236
20,600	Scripps Networks Interactive, Inc. – Class A	1,346,622
9,500	Time Warner Cable, Inc.	1,692,615
5,100	Time Warner, Inc.	445,791

		6,120,264
Metals & Mining – 1.5%
345,100	Newmont Mining Corp.	8,061,536
15,100	Nucor Corp.	665,457

		8,726,993
Multi-Utilities – 3.7%
319,300	Consolidated Edison, Inc.	18,481,084
1,800	DTE Energy Co.	134,352
40,400	PG&E Corp.	1,983,640
2,600	Sempra Energy	257,244
28,249	WEC Energy Group, Inc.	1,309,525

		22,165,845
Multiline Retail – 2.7%
26,200	Dollar General Corp.	2,036,788
9,200	Dollar Tree, Inc.*	726,708
68,700	Family Dollar Stores, Inc.	5,414,247
40,400	Kohl’s Corp.	2,529,444
20,300	Macy’s, Inc.	1,369,641
8,200	Nordstrom, Inc.	610,900
40,200	Target Corp.	3,281,526

		15,969,254
Oil, Gas & Consumable Fuels – 1.0%
135,700	Cabot Oil & Gas Corp.	4,279,978
31,100	Range Resources Corp.	1,535,718

		5,815,696
Personal Products – 0.1%
7,400	Estee Lauder Cos., Inc. – Class A	641,284
Pharmaceuticals – 4.1%
1,498	Allergan PLC*	454,583
7,600	Bristol-Myers Squibb Co.	505,704
1,900	Eli Lilly & Co.	158,631
8,100	Hospira, Inc.*	718,551
195,800	Johnson & Johnson	19,082,668
46,400	Merck & Co., Inc.	2,641,552
3,500	Perrigo Co. PLC	646,905
1,500	Zoetis, Inc.	72,330

		24,280,924
Professional Services – 0.1%
3,900	Equifax, Inc.	378,651
10,100	Nielsen NV	452,177

		830,828
Real Estate Investment Trusts (REITs) – 5.6%
20,000	American Tower Corp.	1,865,800
38,400	Apartment Investment & Management Co. – Class A	1,418,112
24,200	AvalonBay Communities, Inc.	3,868,854
9,500	Boston Properties, Inc.	1,149,880
3,200	Crown Castle International Corp.	256,960
53,100	Equity Residential	3,726,027
9,700	Essex Property Trust, Inc.	2,061,250

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | JUNE 30, 2015

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Real Estate Investment Trusts (REITs) – (continued)
133,700	HCP, Inc.	$4,876,039
64,000	Health Care REIT, Inc.	4,200,320
18,700	Macerich Co.	1,395,020
16,000	Plum Creek Timber Co., Inc.	649,120
4,000	Public Storage	737,480
2,100	Simon Property Group, Inc.	363,342
4,300	SL Green Realty Corp.	472,527
78,700	Ventas, Inc.	4,886,483
8,600	Vornado Realty Trust	816,398
22,800	Weyerhaeuser Co.	718,200

		33,461,812
Road & Rail – 0.1%
6,000	Norfolk Southern Corp.	524,160
Software – 0.5%
34,500	Citrix Systems, Inc.*	2,420,520
5,600	Intuit, Inc.	564,312

		2,984,832
Specialty Retail – 6.6%
24,600	AutoZone, Inc.*	16,405,740
9,500	Bed Bath & Beyond, Inc.*	655,310
18,800	Best Buy Co., Inc.	613,068
20,000	Gap, Inc.	763,400
26,000	L Brands, Inc.	2,228,980
27,800	O’Reilly Automotive, Inc.*	6,282,244
57,400	Ross Stores, Inc.	2,790,214
310,500	Staples, Inc.	4,753,755
23,100	TJX Cos., Inc.	1,528,527
92,800	Urban Outfitters, Inc.*	3,248,000

		39,269,238
Technology Hardware, Storage & Peripherals – 1.6%
63,100	Apple, Inc.	7,914,317
55,200	NetApp, Inc.	1,742,112

		9,656,429
Textiles, Apparel & Luxury Goods – 1.2%
39,300	Coach, Inc.	1,360,173
14,000	Fossil Group, Inc.*	971,040
46,700	Michael Kors Holdings, Ltd.*	1,965,603
7,000	PVH Corp.	806,400
1,800	Ralph Lauren Corp.	238,248
16,900	Under Armour, Inc. – Class A*	1,410,136
7,400	VF Corp.	516,076

		7,267,676
Thrifts & Mortgage Finance – 0.2%
137,300	Hudson City Bancorp, Inc.	1,356,524
Tobacco – 3.8%
293,300	Altria Group, Inc.	14,345,303
5,000	Philip Morris International, Inc.	400,850
106,223	Reynolds American, Inc.	7,930,609

		22,676,762

Total Common Stocks (cost $544,474,126)		585,870,666
Investment Companies – 2.0%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
1,800,112	Janus Cash Collateral Fund LLC, 0.1304%°°,£	1,800,112
Money Markets – 1.7%
10,294,669	Janus Cash Liquidity Fund LLC, 0.1291%°°,£	10,294,669

Total Investment Companies (cost $12,094,781)		12,094,781

Total Investments (total cost $556,568,907) – 100.4%		597,965,447

Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(2,589,283)

Net Assets – 100%		$595,376,164

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of June 30, 2015.

#	Loaned security; a portion of the security is on loan at June 30, 2015.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Aspen INTECH U.S. Low Volatility Portfolio
Janus Cash Collateral Fund LLC	3,728,969	34,594,183	(36,523,040)	1,800,112	$–	$84,395(1)	$ 1,800,112
Janus Cash Liquidity Fund LLC	8,207,338	118,048,331	(115,961,000)	10,294,669	–	5,810	10,294,669

Total					$–	$ 90,205	$12,094,781

(1)	Net of Income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen INTECH U.S. Low Volatility Portfolio
Assets
Investments in Securities:
Common Stocks	$585,870,666	$ –	$–

Investment Companies	–	12,094,781	–

Total Assets	$585,870,666	$12,094,781	$–

8 | JUNE 30, 2015

Statement of Assets and Liabilities

Janus Aspen
INTECH U.S.
Low Volatility
As of June 30, 2015 (unaudited)	Portfolio

Assets:
Investments, at cost	$556,568,907
Unaffiliated investments, at value(1)	$585,870,666
Affiliated investments, at value	12,094,781
Cash	154,547
Non-interested Trustees’ deferred compensation	11,880
Receivables:
Investments sold	13,040
Portfolio shares sold	1,214,504
Dividends	747,400
Dividends from affiliates	1,147
Total Assets	600,107,965
Liabilities:
Collateral for securities loaned (Note 2)	1,800,112
Payables:
Investments purchased	2,440,308
Portfolio shares repurchased	79,756
Advisory fees	242,297
Portfolio administration fees	4,604
Transfer agent fees and expenses	344
12b-1 Distribution and shareholder servicing fees	121,148
Non-interested Trustees’ fees and expenses	3,173
Non-interested Trustees’ deferred compensation fees	11,880
Accrued expenses and other payables	28,179
Total Liabilities	4,731,801
Net Assets	$595,376,164
Net Assets Consist of:
Capital (par value and paid-in surplus)	$545,587,309
Undistributed net investment income/(loss)	1,640,892
Undistributed net realized gain/(loss) from investments	6,750,831
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	41,397,132
Total Net Assets	$595,376,164
Net Assets - Service Shares	$595,376,164
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	42,596,955
Net Asset Value Per Share	$13.98

(1)	Includes $1,754,765 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Operations

Janus Aspen
INTECH U.S.
Low Volatility
For the period ended June 30, 2015 (unaudited)	Portfolio

Investment Income:
Affiliated securities lending income, net	$84,395
Dividends	6,331,949
Dividends from affiliates	5,810
Other income	593
Foreign tax withheld	(803)
Total Investment Income	6,421,944
Expenses:
Advisory fees	1,314,756
12b-1 Distribution and shareholder servicing fees	657,378
Other transfer agent fees and expenses	1,432
Shareholder reports expense	9,927
Registration fees	24
Custodian fees	6,377
Professional fees	15,186
Non-interested Trustees’ fees and expenses	7,364
Portfolio administration fees	25,109
Other expenses	20,936
Total Expenses	2,058,489
Net Expenses	2,058,489
Net Investment Income/(Loss)	4,363,455
Net Realized Gain/(Loss) on Investments:
Investments	6,986,352
Total Net Realized Gain/(Loss) on Investments	6,986,352
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(10,066,764)
Total Change in Unrealized Net Appreciation/Depreciation	(10,066,764)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,283,043

See Notes to Financial Statements.

10 | JUNE 30, 2015

Statements of Changes in Net Assets

	Janus Aspen
	INTECH U.S. Low Volatility
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Operations:
Net investment income/(loss)	$4,363,455	$5,141,816
Net realized gain/(loss) on investments	6,986,352	10,990,473
Change in unrealized net appreciation/depreciation	(10,066,764)	39,792,761
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,283,043	55,925,050
Dividends and Distributions to Shareholders:
Net Investment Income	(5,003,908)	(2,897,257)
Net Realized Gain from Investment Transactions	(11,156,268)	(703,954)
Net Decrease from Dividends and Distributions to Shareholders	(16,160,176)	(3,601,211)
Capital Share Transactions:
Shares Sold	181,237,915	251,501,133
Reinvested Dividends and Distributions	16,160,176	3,601,211
Shares Repurchased	(36,528,430)	(50,771,808)
Net Increase/(Decrease) from Capital Share Transactions	160,869,661	204,330,536
Net Increase/(Decrease) in Net Assets	145,992,528	256,654,375
Net Assets:
Beginning of period	449,383,636	192,729,261
End of period	$595,376,164	$449,383,636

Undistributed Net Investment Income/(Loss)	$1,640,892	$2,281,345

See Notes to Financial Statements.

Janus Aspen Series | 11

Financial Highlights

Service Shares

For a share outstanding during the period ended June 30, 2015 (unaudited) and	Janus Aspen INTECH U.S. Low Volatility Portfolio
each year or period ended December 31	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$14.28	$12.25	$9.92	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.21(2)	0.09	0.04
Net realized and unrealized gain/(loss)	(0.03)	1.95	2.37	(0.08)
Total from Investment Operations	0.09	2.16	2.46	(0.04)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.10)	(0.10)	(0.04)
Distributions (from capital gains)	(0.27)	(0.03)	(0.03)	–
Total Dividends and Distributions	(0.39)	(0.13)	(0.13)	(0.04)
Net Asset Value, End of Period	$13.98	$14.28	$12.25	$9.92
Total Return*	0.62%	17.70%	24.84%	(0.45)%
Net Assets, End of Period (in thousands)	$595,376	$449,384	$192,729	$17,070
Average Net Assets for the Period (in thousands)	$532,784	$322,054	$80,670	$7,270
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.78%	0.79%	0.98%	2.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.78%	0.79%	0.98%	1.01%
Ratio of Net Investment Income/(Loss)**	1.65%	1.60%	1.61%	2.20%
Portfolio Turnover Rate	13%	36%	21%	2%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from September 6, 2012 (inception date) through December 31, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

12 | JUNE 30, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Aspen INTECH U.S. Low Volatility Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers thirteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques

Janus Aspen Series | 13

Notes to Financial Statements (unaudited) (continued)

used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The Portfolio may treat a portion of its payment to a redeeming shareholder, which represents the pro rata

14 | JUNE 30, 2015

share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced and may continue to experience severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$1,754,765	$–	$(1,754,765)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common

16 | JUNE 30, 2015

stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily	Contractual
	Net Assets	Investment
Portfolio	of the Portfolio	Advisory Fee (%)

Janus Aspen INTECH U.S. Low Volatility Portfolio	All Asset Levels	0.50

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Portfolio. As subadviser, INTECH provides day-to-day management of the investment operations of the Portfolio subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (calculated after any fee waivers and expense reimbursement).

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees, transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2016.

Expense
Portfolio	Limit (%)

Janus Aspen INTECH U.S. Low Volatility Portfolio	0.74

If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended June 30, 2015, Janus Capital reimbursed the Portfolio $0 of fees and expenses that are eligible for recoupment. As of June 30, 2015, the aggregate amount of recoupment that may potentially be made to Janus Capital is $0. The recoupment of such reimbursements expires September 6, 2015.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing and other shareholder services for the Portfolio.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $21,949 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2015. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-

18 | JUNE 30, 2015

interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $146,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen INTECH U.S. Low Volatility Portfolio	$556,598,593	$56,183,814	$(14,816,960)	$41,366,854

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

5.	Capital Share Transactions

	Janus Aspen INTECH U.S. Low Volatility Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Transactions in Portfolio Shares – Service Shares
Shares sold	12,506,864	19,267,414
Reinvested dividends and distributions	1,136,440	262,157
Shares repurchased	(2,522,970)	(3,789,161)
Net Increase/(Decrease) in Portfolio Shares	11,120,334	15,740,410
Shares Outstanding, Beginning of Period	31,476,621	15,736,211
Shares Outstanding, End of Period	42,596,955	31,476,621

6.	Purchases and Sales of Investment Securities

For the period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen INTECH U.S. Low Volatility Portfolio	$212,775,296	$70,354,493	$–	$–

7.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

20 | JUNE 30, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Aspen Series | 21

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

22 | JUNE 30, 2015

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Aspen Series | 23

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

24 | JUNE 30, 2015

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Aspen Series | 25

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

26 | JUNE 30, 2015

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

28 | JUNE 30, 2015

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

30 | JUNE 30, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Aspen Series | 31

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the

32 | JUNE 30, 2015

Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the

Janus Aspen Series | 33

Useful Information About Your Portfolio Report (unaudited) (continued)

investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

34 | JUNE 30, 2015

Notes

Janus Aspen Series | 35

Notes

36 | JUNE 30, 2015

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-93923	109-24-81127 08-15

semiannual report
June 30, 2015

Janus Aspen Janus Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Janus Portfolio

Janus Aspen Janus Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe that buying high-quality growth franchises with sustainable, projected above-average earnings growth for the next five-plus years and a market leadership position driven by a clearly articulated strategy should allow us to outperform the benchmark and peers over the long-term. We perform in-depth, fundamental research to build a diversified, moderately positioned portfolio aiming to deliver peer- and index-beating returns while managing for risk and volatility.
Barney Wilson portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended June 30, 2015, Janus Aspen Janus Portfolio’s Institutional Shares and Service Shares returned 5.66% and 5.53%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell 1000 Growth Index, returned 3.96% and its secondary benchmark, the S&P 500 Index, returned 1.23%. Meanwhile, another benchmark we use to measure performance, the Core Growth Index, returned 2.59% during the last sixth months. The Core Growth Index is an internally-calculated benchmark combining returns from the Russell 1000 Growth Index (50%) and S&P 500 Index (50%).

INVESTMENT ENVIRONMENT

Large-cap U.S. equities notched gains during the first months of the year. Speculation about how, or when, the Federal Reserve (Fed) would raise interest rates caused volatility in the early months, but stocks popped in mid-March after the Fed indicated it would be cautious and gradual in its attempt to raise interest rates. Stocks were further driven by strong merger and acquisition activity and favorable economic data.

For much of the second quarter, volatility was low and stocks generally traded in a narrow range, as the market began to digest what the eventual end of the Federal Reserve’s accommodative monetary policies will mean for both the stock market and broader economy. The after-effects of a strong dollar and a debate over where oil prices will settle for the long-term were other key questions that hung over equity markets in the spring. After drifting higher during much of the second quarter, equities sold off in late June as Greece moved closer to a potential exit from the eurozone.

PERFORMANCE DISCUSSION

The Portfolio had positive returns and outperformed both its primary benchmark, the Russell 1000 Growth Index, and also its secondary benchmarks, the S&P 500 Index and the Core Growth Index. As part of our investment process, we seek companies with clearly definable and sustainable long-term growth drivers. These companies often have a high barrier to entry, a notable competitive edge in an attractive, growing industry, or a strong management team with a clear vision for the future of their company. We believe that over a long time horizon, a collection of companies with these competitive advantages should lead to compounded growth in excess of the market. During the period, we were pleased to see a number of companies in our Portfolio put up impressive results and further demonstrate their competitive advantages.

Our stock selection in the health care sector was a particularly large driver of relative outperformance. Many of our holdings within the sector fall within a couple of themes. We own a number of biotech companies with breakthrough therapies addressing highly unmet medical needs. We also own a number of specialty pharmaceutical companies with smart management teams who are improving operations for their companies and making what we believe are intelligent acquisitions that help rationalize marketing, sales and research and development costs. Some of our top contributors to the Portfolio during the period fit within both of these themes.

Pharmacyclics was the Portfolio’s top contributor. The company was acquired by AbbVie during the period. The high interest Pharmacyclics received from other companies bidding for it validated our view that its blood cancer treatments are truly innovative and offer significant growth potential.

Outside of the health care sector, Apple was a top contributor to performance. The stock has been a top contributor in previous periods and our views on the company remain the same. Our basic view is that Apple is a strong brand and that as consumers get more familiar with Apple products, they get more deeply entrenched in the Apple ecosystem, branching out to buy new Apple products and returning to the brand when it is time to

Janus Aspen Series | 1

Janus Aspen Janus Portfolio (unaudited)

update existing ones. Recent innovations by the company, such as its mobile pay service, further entrench customers into that ecosystem. We see evidence of this trend by the fact that household spending on Apple products continues to increase.

Freescale Semiconductor was also a top contributor. The stock benefited from a consensus-beating earnings report. In March it was also announced that the company would merge with NXP Semiconductors, creating a powerhouse in the automotive segment. Even before the transaction’s announcement, we believed that Freescale was well positioned in attractive end markets such as automotive, communications infrastructure and industrials.

While pleased with the performance of most stocks in the Portfolio, we still had some stocks that fell during the period and detracted from performance. Precision Castparts was a top detractor. The stock was down after the company missed earnings, due in part to lower demand for some of its products that serve the oil and gas markets, and also due to destocking by some of the customers who use Precision Castparts’ products. After a few disappointing results from the company we are reviewing the stock.

NetSuite was also a large detractor. There have been some marginal concerns about increased competition for NetSuite that may have weighed on the stock in recent quarters, but we believe those concerns are overblown. We believe the company, which provides enterprise resource planning (ERP) software and applications to medium-size businesses, is in a unique position as they bring a simplified, cloud-based ERP offering to the mid-market. In our view, the company’s cloud-based ERP solutions are a favorable choice compared to competitors that serve large businesses, whose offerings are too complex for the typical mid-size enterprise. We expect long growth ahead for NetSuite now that it has reached a critical mass in the number of reference customers who have tried, and are satisfied with, its offerings. With those reference customers in hand, the sales cycle for gaining new customers should be shorter.

Finally, athenahealth was also a detractor. The company’s services help physician groups become more efficient by providing technology solutions around practice management, electronic recordkeeping and care-coordination services. The company has been very successful selling its solutions to the ambulatory market, and is now making a broader push into larger hospitals. There is some concern about the time it will take athenahealth to grow in the hospital market, but as more focus is put on wringing costs from the health care industry, we think the value proposition of athenahealth’s solutions will continue to be in greater demand.

DERIVATIVES USE

Due to certain circumstances and market conditions, we may initiate positions in call and put options in an attempt to hedge risk and generate income for the portfolio. We sometimes sell calls on portions of existing long holdings or optimize positions based on our fundamental view. We do this at stock prices at which we’d be willing to trim the securities. The option trades are initiated to generate income based on fundamental research and our view of volatility. We also sell puts on stocks that we would like to own at prices lower than today’s levels. To the extent we invest in foreign holdings, we may use forward exchange contracts to hedge the foreign currency. During the period, our aggregate derivative positions detracted from relative results. Please see “Notes to Financial Statements” for information about the derivatives used by the Portfolio.

OUTLOOK

We believe the U.S. is set up for moderate growth for an extended period, and that the country’s economic growth is more dependable than anywhere in the world right now. We are also encouraged by some long-term growth trends we see taking shape in some of the largest sectors of the market. The health care sector is going through dynamic changes. The last decade has brought about rapid changes in the way in which drugs are developed and clinical trials are conducted. This has led to more successful research and development efforts and a wave of breakthrough therapies for serious diseases. Meanwhile, we believe a number of technology companies are poised for growth as electronic devices connect and interact with each other and the world around them. Consumer sectors could also be set up for better near- term growth due to the prospects of increased spending by a stronger U.S. consumer. These trends are longer-term trends that should benefit large-cap stocks.

In the near-term, we feel there is now greater appreciation for the relative strength of the U.S. economy, and as such, we are unlikely to see macroeconomic factors play as large of a role in pushing all stocks forward broadly. We welcome this environment, as we believe that a market that is beginning to differentiate the most successful companies should benefit investors that use a strong, bottom-up research process to identify what we believe are superior growth companies.

Thank you for your investment in Janus Aspen Janus Portfolio.

2 | JUNE 30, 2015

(unaudited)

Janus Aspen Janus Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Pharmacyclics, Inc.	1.00%
Apple, Inc.	0.83%
Freescale Semiconductor, Ltd.	0.66%
Valeant Pharmaceuticals International, Inc. (U.S. Shares)	0.52%
Dunkin’ Brands Group, Inc.	0.44%

5 Bottom Performers – Holdings

Contribution

Precision Castparts Corp.	–0.32%
NetSuite, Inc.	–0.30%
athenahealth, Inc.	–0.25%
Canadian Pacific Railway, Ltd. (U.S. Shares)	–0.25%
Union Pacific Corp.	–0.25%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Health Care	1.72%	19.82%	14.46%
Information Technology	0.52%	32.26%	28.58%
Financials	0.46%	4.75%	5.23%
Consumer Discretionary	0.30%	17.59%	18.79%
Telecommunication Services	0.26%	0.62%	2.15%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Energy	–0.45%	3.56%	4.46%
Industrials	–0.41%	10.50%	11.74%
Materials	–0.15%	3.85%	3.98%
Other**	–0.13%	0.77%	0.00%
Consumer Staples	–0.11%	5.33%	10.52%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Janus Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Apple, Inc. Technology Hardware, Storage & Peripherals	5.3%
Allergan PLC Pharmaceuticals	3.4%
Home Depot, Inc. Specialty Retail	2.6%
Google, Inc. – Class C Internet Software & Services	2.6%
MasterCard, Inc. – Class A Information Technology Services	2.5%

16.4%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

*Includes Other of (1.2)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of December 31, 2014

4 | JUNE 30, 2015

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015						Expense Ratios – per the May 1, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Janus Portfolio – Institutional Shares	5.66%	13.86%	16.16%	8.44%	8.25%	0.55%

Janus Aspen Janus Portfolio – Service Shares	5.53%	13.60%	15.86%	8.17%	7.96%	0.80%

Russell 1000® Growth Index	3.96%	10.56%	18.59%	9.10%	8.80%

S&P 500® Index	1.23%	7.42%	17.34%	7.89%	9.22%

Core Growth Index	2.59%	8.98%	17.97%	8.51%	9.05%

Morningstar Quartile – Institutional Shares	–	1st	3rd	2nd	3rd

Morningstar Ranking – based on total returns for Large Growth Funds	–	178/1,743	1,048/1,538	575/1,314	302/544

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Investments in derivatives can be highly volatile and involve additional risks than if the underlying securities were held directly. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended, which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Janus Portfolio (unaudited)

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Institutional Shares	$1,000.00	$1,056.60	$3.47	$1,000.00	$1,021.42	$3.41	0.68%

Service Shares	$1,000.00	$1,055.30	$4.74	$1,000.00	$1,020.18	$4.66	0.93%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

Janus Aspen Janus Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks – 100.4%
Aerospace & Defense – 2.0%
79,421	Honeywell International, Inc.	$8,098,560
17,390	Precision Castparts Corp.	3,475,739

		11,574,299
Airlines – 0.4%
63,451	Southwest Airlines Co.	2,099,594
Auto Components – 0.9%
58,695	Delphi Automotive PLC	4,994,358
Beverages – 0.3%
30,744	SABMiller PLC	1,595,786
Biotechnology – 6.0%
71,325	Amgen, Inc.	10,949,814
27,206	Biogen, Inc.*	10,989,592
56,521	Celgene Corp.*	6,541,458
11,980	Regeneron Pharmaceuticals, Inc.*	6,111,357

		34,592,221
Capital Markets – 1.6%
126,467	Blackstone Group LP	5,168,706
115,769	Charles Schwab Corp.	3,779,858

		8,948,564
Chemicals – 3.4%
86,896	Air Products & Chemicals, Inc.	11,889,980
65,996	PPG Industries, Inc.	7,571,061

		19,461,041
Communications Equipment – 0.9%
89,918	Motorola Solutions, Inc.	5,155,898
Electric Utilities – 1.0%
125,910	Brookfield Infrastructure Partners LP	5,619,363
Electrical Equipment – 2.3%
219,093	Sensata Technologies Holding NV*	11,554,965
33,013	SolarCity Corp.*	1,767,846

		13,322,811
Electronic Equipment, Instruments & Components – 1.1%
58,198	Amphenol Corp. – Class A	3,373,738
43,489	TE Connectivity, Ltd. (U.S. Shares)	2,796,343

		6,170,081
Energy Equipment & Services – 0.4%
38,697	Baker Hughes, Inc.	2,387,605
Food & Staples Retailing – 2.1%
103,954	Kroger Co.	7,537,704
129,670	Sysco Corp.	4,681,087

		12,218,791
Food Products – 1.2%
78,878	Hershey Co.	7,006,733
Health Care Equipment & Supplies – 0.6%
187,804	Boston Scientific Corp.*	3,324,131
Health Care Technology – 0.9%
45,124	athenahealth, Inc.*	5,170,308
Hotels, Restaurants & Leisure – 4.6%
16,262	Chipotle Mexican Grill, Inc.*,†	9,838,347
105,702	Dunkin’ Brands Group, Inc.	5,813,610
52,223	Norwegian Cruise Line Holdings, Ltd.*	2,926,577
140,491	Starbucks Corp.	7,532,425

		26,110,959
Household Products – 1.9%
44,875	Colgate-Palmolive Co.	2,935,274
72,568	Kimberly-Clark Corp.	7,690,031

		10,625,305
Information Technology Services – 4.2%
149,991	MasterCard, Inc. – Class A	14,021,159
145,382	Visa, Inc. – Class A	9,762,401

		23,783,560
Insurance – 0.9%
54,529	Aon PLC	5,435,451
Internet & Catalog Retail – 2.3%
16,938	Amazon.com, Inc.*	7,352,616
27,179	Ctrip.com International, Ltd. (ADR)*	1,973,739
3,146	Priceline Group, Inc.*	3,622,210

		12,948,565
Internet Software & Services – 7.5%
37,331	Alibaba Group Holding, Ltd. (ADR)*	3,071,221
26,415	CoStar Group, Inc.*	5,316,283
154,179	Facebook, Inc. – Class A*	13,223,162
8,895	Google, Inc. – Class A*,†	4,803,656
28,353	Google, Inc. – Class C†	14,758,020
7,564	LinkedIn Corp. – Class A*	1,562,949

		42,735,291
Leisure Products – 0.5%
21,218	Polaris Industries, Inc.	3,142,598
Machinery – 1.5%
188,017	Colfax Corp.*	8,676,985
Media – 4.7%
180,983	Comcast Corp. – Class A	10,884,318
80,759	Liberty Global PLC – Class C*	4,088,828
129,201	Twenty-First Century Fox, Inc. – Class A	4,204,847
65,673	Walt Disney Co.	7,495,916

		26,673,909
Multiline Retail – 0.9%
62,330	Dollar Tree, Inc.*	4,923,447
Oil, Gas & Consumable Fuels – 1.6%
29,278	Anadarko Petroleum Corp.	2,285,441
58,643	Antero Resources Corp.*	2,013,800
50,755	MarkWest Energy Partners LP	2,861,567
79,359	Southwestern Energy Co.*	1,803,830

		8,964,638
Personal Products – 0.6%
38,558	Estee Lauder Cos., Inc. – Class A	3,341,436
Pharmaceuticals – 12.8%
160,727	AbbVie, Inc.	10,799,247
63,370	Allergan PLC*	19,230,260
124,935	Bristol-Myers Squibb Co.	8,313,175
63,534	Eli Lilly & Co.	5,304,454
155,977	Endo International PLC*	12,423,568
34,087	Jazz Pharmaceuticals PLC*	6,001,698

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Janus Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Pharmaceuticals – (continued)
52,703	Mallinckrodt PLC*	$6,204,197
23,178	Valeant Pharmaceuticals International, Inc. (U.S. Shares)*	5,148,993

		73,425,592
Professional Services – 0.9%
73,948	Verisk Analytics, Inc. – Class A*	5,380,456
Real Estate Investment Trusts (REITs) – 1.3%
80,734	American Tower Corp.	7,531,675
Real Estate Management & Development – 2.1%
188,483	CBRE Group, Inc. – Class A*	6,973,871
4,423,715	Colony American Homes Holdings III LP*,§	5,131,509

		12,105,380
Road & Rail – 2.2%
45,343	Canadian Pacific Railway, Ltd. (U.S. Shares)	7,265,309
59,106	Union Pacific Corp.	5,636,939

		12,902,248
Semiconductor & Semiconductor Equipment – 4.9%
552,416	ARM Holdings PLC	8,999,519
259,678	Atmel Corp.	2,559,127
54,176	Avago Technologies, Ltd.	7,201,615
167,393	Freescale Semiconductor, Ltd.*	6,690,698
547,942	Taiwan Semiconductor Manufacturing Co., Ltd.	2,495,328

		27,946,287
Software – 7.2%
45,591	Adobe Systems, Inc.*	3,693,327
32,756	ANSYS, Inc.*,†	2,988,657
446,632	Cadence Design Systems, Inc.*	8,780,785
94,267	NetSuite, Inc.*	8,648,997
70,946	Oracle Corp.	2,859,124
90,560	Salesforce.com, Inc.*	6,305,693
35,235	ServiceNow, Inc.*	2,618,313
32,764	Ultimate Software Group, Inc.*	5,384,436

		41,279,332
Specialty Retail – 6.2%
7,441	AutoZone, Inc.*	4,962,403
133,564	Home Depot, Inc.	14,842,967
186,510	Sally Beauty Holdings, Inc.*	5,889,986
145,065	TJX Cos., Inc.	9,598,951

		35,294,307
Technology Hardware, Storage & Peripherals – 5.3%
242,772	Apple, Inc.†	30,449,678
Textiles, Apparel & Luxury Goods – 0.6%
98,686	Gildan Activewear, Inc.	3,280,323
Wireless Telecommunication Services – 0.6%
94,203	T-Mobile US, Inc.*	3,652,250

Total Common Stocks (cost $455,773,602)		574,251,256
Counterparty/Reference Asset
OTC Purchased Options – Calls – 0%
Credit Suisse International: Oracle Corp.* expires September 2015 2,466 contracts exercise price $45.00		44,634
Morgan Stanley & Co. International PLC: Hess Corp.* expires August 2015 392 contracts exercise price $80.00		6,066
UBS AG: Microsoft Corp.* expires August 2015 1,341 contracts exercise price $47.00		73,919

Total OTC Purchased Options – Calls (premiums paid $882,553)		124,619
Counterparty/Reference Asset
OTC Purchased Options – Puts – 0.1%
Credit Suisse International: Market Vectors Semiconductor (ETF)* expires August 2015 1,700 contracts exercise price $52.00		148,826
Morgan Stanley & Co. International PLC: SPDR S&P 500® Trust (ETF)* expires August 2015 600 contracts exercise price $210.00		403,129

Total OTC Purchased Options – Puts (premiums paid $711,300)		551,955
Investment Companies – 0.7%
Money Markets – 0.7%
4,144,000	Janus Cash Liquidity Fund LLC, 0.1291%°°,£ (cost $4,144,000)	4,144,000

Total Investments (total cost $461,511,455) – 101.2%		579,071,830

Liabilities, net of Cash, Receivables and Other Assets – (1.2)%		(7,142,961)

Net Assets – 100%		$571,928,869

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments (unaudited)

As of June 30, 2015

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$537,500,534	92.8%
Canada	15,694,625	2.7
United Kingdom	14,684,133	2.6
China	5,044,960	0.9
Germany	3,652,250	0.6
Taiwan	2,495,328	0.4

Total	$579,071,830	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America: British Pound 7/30/15	1,749,000	$2,747,063	$3,108

Credit Suisse International: British Pound 7/16/15	1,431,000	2,247,844	(34,974)

HSBC Securities (USA), Inc.: British Pound 7/23/15	1,085,000	1,704,247	14,383

JPMorgan Chase & Co.: British Pound 7/30/15	120,000	188,478	461

RBC Capital Markets Corp.: British Pound 7/16/15	289,400	454,595	(11,118)

Total		$7,342,227	$(28,140)

Schedule of OTC Written Options – Puts

Counterparty/Reference Asset	Value

Credit Suisse International: Oracle Corp. expires September 2015 2,466 contracts exercise price $42.00	$(637,194)
UBS AG: Microsoft Corp. expires August 2015 1,341 contracts exercise price $45.00	(294,198)

Total OTC Written Options – Puts (premiums received $497,613)	$(931,392)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information (unaudited)

Core Growth Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

LLC	Limited Liability Company

LP	Limited Partnership

OTC	Over-the-Counter

PLC	Public Limited Company

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Portfolio	Aggregate Value

Janus Aspen Janus Portfolio	$42,288,569

°°	Rate shown is the 7-day yield as of June 30, 2015.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition			Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Janus Portfolio
Colony American Homes Holdings III LP	1/30/13	$4,429,260	$5,131,509	0.9%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Aspen Janus Portfolio
Janus Cash Liquidity Fund LLC	16,726,000	68,037,703	(80,619,703)	4,144,000	$–	$6,220	$4,144,000

10 | JUNE 30, 2015

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Janus Portfolio
Assets
Investments in Securities:
Common Stocks
Real Estate Management & Development	$6,973,871	$–	$5,131,509
All Other	562,145,876	–	–

OTC Purchased Options – Calls	–	124,619	–

OTC Purchased Options – Puts	–	551,955	–

Investment Companies	–	4,144,000	–

Total Investments in Securities	$569,119,747	$4,820,574	$5,131,509

Other Financial Instruments(a):
Forward Currency Contracts	$–	$17,952	$–

Total Assets	$569,119,747	$4,838,526	$5,131,509

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$46,092	$–
Options Written, at Value	–	931,392	–

Total Liabilities	$–	$977,484	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
Janus
As of June 30, 2015 (unaudited)	Portfolio

Assets:
Investments, at cost	$461,511,455
Unaffiliated investments, at value	$574,927,830
Affiliated investments, at value	4,144,000
Cash	70,139
Restricted cash (Note 1)	300,000
Forward currency contracts	17,952
Non-interested Trustees’ deferred compensation	11,441
Receivables:
Investments sold	5,341,913
Portfolio shares sold	37,153
Dividends	333,391
Dividends from affiliates	382
Foreign dividend tax reclaim	9,358
Other assets	71,434
Total Assets	585,264,993
Liabilities:
Forward currency contracts	46,092
Closed foreign currency contracts	123,152
Options written, at value(1)	931,392
Payables:
Investments purchased	11,425,994
Portfolio shares repurchased	368,352
Advisory fees	324,367
Portfolio administration fees	4,576
Transfer agent fees and expenses	482
12b-1 Distribution and shareholder servicing fees	35,505
Non-interested Trustees’ fees and expenses	3,920
Non-interested Trustees’ deferred compensation fees	11,441
Accrued expenses and other payables	60,851
Total Liabilities	13,336,124
Net Assets	$571,928,869
Net Assets Consist of:
Capital (par value and paid-in surplus)	$478,739,317
Undistributed net investment income/(loss)	118,657
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(24,027,831)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	117,098,726
Total Net Assets	$571,928,869
Net Assets - Institutional Shares	$402,459,894
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,000,191
Net Asset Value Per Share	$30.96
Net Assets - Service Shares	$169,468,975
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,578,756
Net Asset Value Per Share	$30.38

(1)	Premiums received $497,613.

See Notes to Financial Statements.

12 | JUNE 30, 2015

Statement of Operations

Janus Aspen
Janus
For the period ended June 30, 2015 (unaudited)	Portfolio

Investment Income:
Dividends	$3,032,152
Dividends from affiliates	6,220
Other income	75
Foreign tax withheld	(22,286)
Total Investment Income	3,016,161
Expenses:
Advisory fees	1,926,990
12b-1 Distribution and shareholder servicing fees:
Service Shares	208,772
Other transfer agent fees and expenses:
Institutional Shares	1,816
Service Shares	379
Shareholder reports expense	16,145
Registration fees	14,350
Custodian fees	9,886
Professional fees	22,360
Non-interested Trustees’ fees and expenses	8,037
Portfolio administration fees	24,607
Other expenses	25,904
Total Expenses	2,259,246
Net Expenses	2,259,246
Net Investment Income/(Loss)	756,915
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	39,877,622
Written options contracts	387,087
Total Net Realized Gain/(Loss) on Investments	40,264,709
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(6,412,624)
Written options contracts	(608,826)
Total Change in Unrealized Net Appreciation/Depreciation	(7,021,450)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$34,000,174

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Janus
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Operations:
Net investment income/(loss)	$756,915	$2,149,000
Net realized gain/(loss) on investments	40,264,709	131,393,443
Change in unrealized net appreciation/depreciation	(7,021,450)	(62,792,208)
Net Increase/(Decrease) in Net Assets Resulting from Operations	34,000,174	70,750,235
Dividends and Distributions to Shareholders:
Net Investment Income
Institutional Shares	(2,183,731)	(1,530,714)
Service Shares	(710,133)	(361,639)
Net Realized Gain from Investment Transactions
Institutional Shares	(72,391,999)	(30,030,116)
Service Shares	(30,930,074)	(11,901,662)
Net Decrease from Dividends and Distributions to Shareholders	(106,215,937)	(43,824,131)
Capital Share Transactions:
Shares Sold
Institutional Shares	10,405,684	9,963,518
Service Shares	14,349,902	8,951,192
Reinvested Dividends and Distributions
Institutional Shares	74,575,730	31,560,830
Service Shares	31,640,207	12,263,301
Shares Repurchased
Institutional Shares	(64,974,631)	(63,103,259)
Service Shares	(16,112,545)	(36,784,375)
Net Increase/(Decrease) from Capital Share Transactions	49,884,347	(37,148,793)
Net Increase/(Decrease) in Net Assets	(22,331,416)	(10,222,689)
Net Assets:
Beginning of period	594,260,285	604,482,974
End of period	$571,928,869	$594,260,285

Undistributed Net Investment Income/(Loss)	$118,657	$2,255,606

See Notes to Financial Statements.

14 | JUNE 30, 2015

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Janus Portfolio
2015 (unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$35.76	$34.20	$26.45	$22.84	$24.26	$21.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.15(1)	0.16	0.27	0.20	0.16
Net realized and unrealized gain/(loss)	2.12	4.08	7.83	3.92	(1.48)	2.91
Total from Investment Operations	2.18	4.23	7.99	4.19	(1.28)	3.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.13)	(0.24)	(0.14)	(0.14)	(0.24)
Distributions (from capital gains)	(6.78)	(2.54)	–	(0.44)	–	–
Total Dividends and Distributions	(6.98)	(2.67)	(0.24)	(0.58)	(0.14)	(0.24)
Net Asset Value, End of Period	$30.96	$35.76	$34.20	$26.45	$22.84	$24.26
Total Return*	5.66%	12.99%	30.34%	18.59%	(5.30)%	14.52%
Net Assets, End of Period (in thousands)	$402,460	$431,838	$433,603	$374,860	$352,646	$424,037
Average Net Assets for the Period (in thousands)	$441,135	$420,607	$399,973	$377,786	$393,230	$409,886
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.68%	0.55%	0.54%	0.53%	0.62%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.68%	0.55%	0.54%	0.53%	0.62%	0.70%
Ratio of Net Investment Income/(Loss)**	0.32%	0.44%	0.65%	1.08%	0.81%	0.60%
Portfolio Turnover Rate	30%	60%	50%	38%	90%	43%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Janus Portfolio
2015 (unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$35.21	$33.74	$26.13	$22.60	$24.03	$21.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.06(1)	0.02	0.17	0.09	0.03
Net realized and unrealized gain/(loss)	2.10	4.03	7.79	3.91	(1.41)	2.97
Total from Investment Operations	2.11	4.09	7.81	4.08	(1.32)	3.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.08)	(0.20)	(0.11)	(0.11)	(0.08)
Distributions (from capital gains)	(6.78)	(2.54)	–	(0.44)	–	–
Total Dividends and Distributions	(6.94)	(2.62)	(0.20)	(0.55)	(0.11)	(0.08)
Net Asset Value, End of Period	$30.38	$35.21	$33.74	$26.13	$22.60	$24.03
Total Return*	5.53%	12.73%	29.99%	18.28%	(5.54)%	14.26%
Net Assets, End of Period (in thousands)	$169,469	$162,422	$170,880	$177,638	$179,012	$242,135
Average Net Assets for the Period (in thousands)	$169,307	$163,094	$174,538	$184,029	$216,273	$962,905
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.93%	0.80%	0.79%	0.78%	0.87%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.93%	0.80%	0.79%	0.78%	0.87%	0.92%
Ratio of Net Investment Income/(Loss)**	0.07%	0.19%	0.41%	0.82%	0.56%	0.39%
Portfolio Turnover Rate	30%	60%	50%	38%	90%	43%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Aspen Janus Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers thirteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques

16 | JUNE 30, 2015

used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2015.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out of
Level 2 to
Portfolio	Level 1

Janus Aspen Janus Portfolio	$20,461,593

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The Portfolio may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of June 30, 2015, the Portfolio had restricted cash in the amount of $300,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions) to adjust currency exposure relative to a benchmark index or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to

18 | JUNE 30, 2015

an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended June 30, 2015.

Portfolio	Sold

Janus Aspen Janus Portfolio	$11,360,082

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) “exercises” the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolios to counterparty risk in the event that the counterparty does not perform. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty. The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Portfolio purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the period, the Portfolio purchased put options on various equity securities and ETFs for the purpose of decreasing exposure to individual equity risk.

20 | JUNE 30, 2015

The following table provides average ending monthly market value amounts on purchased call and put options during the period ended June 30, 2015.

Portfolio	Purchased Call Options	Purchased Put Options

Janus Aspen Janus Portfolio	$631,177	$484,773

In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

During the period, the Portfolio wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

The following table provides average ending monthly market value amounts on written put options during the period ended June 30, 2015.

Portfolio	Written Put Options

Janus Aspen Janus Portfolio	$390,396

Written option activity for the period ended June 30, 2015 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Janus Portfolio
Options outstanding at December 31, 2014	1,866	$358,938
Options written	6,271	786,575
Options closed	(2,962)	(381,741)
Options expired	(570)	(218,650)
Options exercised	(798)	(47,509)

Options outstanding at June 30, 2015	3,807	$497,613

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2015.

Fair Value of Derivative Instruments as of June 30, 2015

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Janus Portfolio
Currency Contracts	Forward currency contracts	$17,952	Forward currency contracts	$46,092
Equity Contracts	Unaffiliated investments, at value	676,574*	Options written, at value	931,392

Total		$694,526		$977,484

*	Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2015

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions		Written options contracts	Total

Janus Aspen Janus Portfolio
Currency Contracts	$309,871		$–	$309,871
Equity Contracts	(706,679	)*	387,087	(319,592)

Total	$(396,808)		$387,087	$(9,721)

*	Amounts relate to purchased options.

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Written options contracts	Total

Janus Aspen Janus Portfolio
Currency Contracts	$(158,212)	$–	$(158,212)
Equity Contracts	(1,106,175)*	(608,826)	(1,715,001)

Total	$(1,264,387)	$(608,826)	$(1,873,213)

*	Amounts relate to purchased options.

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced and may continue to experience severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of

22 | JUNE 30, 2015

the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$3,108	$–	$–	$3,108
Credit Suisse International	193,460	(193,460)	–	–
HSBC Securities (USA), Inc.	14,383	–	–	14,383
JPMorgan Chase & Co.	461	–	–	461
Morgan Stanley & Co. International PLC	409,195	–	(205,000)	204,195
UBS AG	73,919	(73,919)	–	–

Total	$694,526	$(267,379)	$(205,000)	$222,147

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$672,168	$(193,460)	$(300,000)	$178,708
RBC Capital Markets Corp.	11,118	–	–	11,118
UBS AG	294,198	(73,919)	–	220,279

Total	$977,484	$(267,379)	$(300,000)	$410,105

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Portfolio	Rate (%)

Janus Aspen Janus Portfolio	0.64

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Janus Portfolio	Core Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

Performance Adjusted
Investment Advisory
Portfolio	Fee Rate (%)

Janus Aspen Janus Portfolio	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing and other shareholder services for the Portfolio.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and

24 | JUNE 30, 2015

distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $21,949 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2015. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $146,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Janus Portfolio	$461,926,991	$125,938,642	$(8,793,803)	$117,144,839

6.	Capital Share Transactions

	Janus Aspen Janus Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Transactions in Portfolio Shares – Institutional Shares
Shares sold	278,542	291,148
Reinvested dividends and distributions	2,354,775	954,216
Shares repurchased	(1,708,449)	(1,849,249)
Net Increase/(Decrease) in Portfolio Shares	924,868	(603,885)
Shares Outstanding, Beginning of Period	12,075,323	12,679,208
Shares Outstanding, End of Period	13,000,191	12,075,323
Transactions in Portfolio Shares – Service Shares
Shares sold	389,343	269,077
Reinvested dividends and distributions	1,018,025	376,414
Shares repurchased	(441,561)	(1,096,799)
Net Increase/(Decrease) in Portfolio Shares	965,807	(451,308)
Shares Outstanding, Beginning of Period	4,612,949	5,064,257
Shares Outstanding, End of Period	5,578,756	4,612,949

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Janus Portfolio	$178,992,387	$216,513,521	$–	$–

26 | JUNE 30, 2015

8.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

28 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

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the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

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underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

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noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

36 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

38 | JUNE 30, 2015

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the

40 | JUNE 30, 2015

investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-93821	109-24-81111 08-15

semiannual report
June 30, 2015

Janus Aspen Overseas Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Overseas Portfolio

Janus Aspen Overseas Portfolio (unaudited)

PORTFOLIO SNAPSHOT The Portfolio invests opportunistically. We believe our fundamental research uncovers stocks in which the market price does not reflect a company’s long-term fundamentals.	Brent Lynn portfolio manager

PERFORMANCE OVERVIEW

Janus Aspen Overseas Portfolio’s Institutional Shares and Service Shares returned 5.74% and 5.60%, respectively, over the six-month period ended June 30, 2015. The Portfolio’s primary benchmark, the MSCI All Country World ex-U.S. Index returned 4.03%, and its secondary benchmark, the MSCI EAFE Index returned 5.52% during the period.

INVESTMENT ENVIRONMENT

Global equity markets continued to be momentum driven in the first quarter, with investors preferring visible short-term earnings and visible growth in light of global macro uncertainty. Japan and much of Europe performed well as investors welcomed further increases in quantitative easing (QE) by the Bank of Japan (BOJ) and the initiation of QE by the European Central Bank (ECB). The strengthening of the U.S. dollar remained a powerful momentum trade as well. A number of emerging markets performed poorly, hurt in part by the knee-jerk investor reaction that a strong dollar must be negative for emerging markets.

Non-U.S. markets were mixed during the second half of the period. In Europe, serious questions about Greece’s ability to service its massive debt load overshadowed signs of stabilization in the remainder of the region’s periphery. In aggregate, year-on-year inflation within the eurozone returned to positive territory. However, European stocks sold off in the last few days of the quarter as Greece moved closer to a potential exit from the eurozone.

The story in emerging markets centered on China, where momentum continued to drive Chinese A-Shares, and to a lesser extent, Chinese H-Shares, for much of the second quarter. Chinese indices ended the period up, but slumped in the final weeks of the quarter due to concerns the government might try to cool equity market gains due to concerns about the debt investors have taken this year to buy stocks. Looking at global equity markets in aggregate, we believe we remain in a defensive oriented investment environment.

PERFORMANCE DISCUSSION

Our Portfolio invests opportunistically, where we believe our fundamental research uncovers companies whose market prices do not reflect long-term fundamentals. The approach historically has led to significant weightings in cyclical or economically sensitive sectors, which can suffer more when the macroeconomic environment becomes more unsettled. We believe high-conviction investing works over the long term as stock prices will ultimately reflect the fundamentals of the underlying companies. While we mentioned that we remain in a defensive-oriented market, some pockets of equity markets that had been beaten up in recent quarters rebounded in the last few months. Our exposure to some of these pockets, including the energy sector and several emerging equity markets, was a boost to relative performance during the period.

Chinese shares have enjoyed a sizable rally from depressed valuations in late 2014. When valuations were depressed, we held on to positions in Chinese companies we thought were not being given credit for their underlying growth potential. Chinese equities have since enjoyed a meteoric rise that finally halted late in June. While we hold our Chinese positions as a result of company-specific factors, these stocks were also a beneficiary of the momentum-driven rally. Chinese real estate conglomerate Evergrande Real Estate Group was our largest contributor to performance. Beyond the momentum behind Chinese equities, the company has benefited from improved sentiment about the Chinese real estate market. We significantly cut the position after gains during the period.

Youku Tudou was another top contributor. The Chinese online video company rose on general market momentum, as well as merger and acquisition speculation. We believe the company had been undervalued for some time, considering the potential for Youku to take share in

Janus Aspen Series | 1

Janus Aspen Overseas Portfolio (unaudited)

China’s large and growing online video market, its leadership in online user generated content and its strong growth in professionally generated content capabilities.

Energy company Reliance Industries was also a large contributor to performance. We view the current price of oil as unsustainable in the long term, and believe prices will eventually trend higher. Today’s price is too low for companies operating in many parts of the world to get acceptable returns on investment, and eventually we expect supply and demand dynamics to support higher prices. We believe that many international energy stocks, especially smaller upstream energy producers, are trading at valuations far below the intrinsic value of the companies. Beyond the stabilization of the oil market, company-specific factors also drove some of our largest contributors from the energy sector. Reliance rose due to solid earnings during the second quarter and improved outlook for the company’s 4G telecom launch.

While generally pleased with our performance, we also held some companies that detracted from results. United Continental was a large detractor. Shares declined on oil gains and increased industry price competition. Our outlook for the stock remains favorable at current valuations. The company is beginning to realize meaningful synergies from its Continental merger and we believe that the industry continues to remain disciplined on capacity expansion and is remaining disciplined on capacity. United also has taken constructive measures with stock buybacks and reducing debt.

DLF Limited was another large detractor. The Indian real estate company has been hurt by regulatory concerns and also by a depressed high-end residential real estate market in India. We view these as short-term concerns and believe the company’s assets are worth far more than the stock price suggests.

Gaming company Melco International was also a top detractor. The company faces headwinds in its Macau-focused business as China’s economy has decelerated and the government continues its crackdown on corruption, which has, for now, doused cold water on extravagant spending. The market has also punished gaming stocks as short-term traders react to weekly data, which is being skewed by exaggerated year-on-year comparisons. We believe that Melco is well positioned in China, given that it is owns one of only two new hotels that will open in Macau later this year. This new property should drive revenue growth, in our view. Also, the company focuses on the “mass market” and “premium mass market” rather that the VIP segment. Those markets have been less acutely affected by the anti-corruption crackdown than the VIP segment.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Portfolio.

OUTLOOK

Macroeconomic concerns have led to a rather defensive-oriented market the past few years, but we believe the economic picture around the globe is improving. A stronger U.S. consumer is providing the underpinnings for better economic growth in the world’s largest economy. Accommodative monetary policies are leading to green shoots in Europe and at the very least, stabilization in the Japanese economy. In emerging markets, we’re comfortable with the way China is transitioning to a consumption-driven economy, even if it means a slower growth rate. Meanwhile, we believe India has the potential to become one of the best economic growth stories of the next decade.

As the market gets more comfortable with the macroeconomic climate, we would hope that investors will look beyond those companies with highly visible short-term earnings growth. Our Portfolio remains aggressively positioned in out-of-favor areas of the market, and we believe the portfolio is filled with strong companies trading at extremely attractive valuations. We welcomed a sentiment change toward some of the stocks in our Portfolio, which led to outperformance during the period, but we believe the potential scope for the rerating of many of our other holdings remains significant.

Thank you for your continued investment in Janus Aspen Overseas Portfolio.

2 | JUNE 30, 2015

(unaudited)

Janus Aspen Overseas Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Evergrande Real Estate Group, Ltd.	2.58%
Ctrip.com International, Ltd. (ADR)	1.14%
Youku Tudou, Inc. (ADR)	1.12%
Reliance Industries, Ltd.	1.04%
Nexon Co., Ltd.	0.81%

5 Bottom Performers – Holdings

Contribution

United Continental Holdings, Inc.	–0.81%
Rocket Internet SE	–0.44%
DLF, Ltd.	–0.39%
Melco International Development, Ltd.	–0.39%
Ophir Energy PLC	–0.38%

5 Top Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Information Technology	1.37%	12.19%	7.58%
Financials	1.12%	19.72%	27.34%
Energy	0.27%	25.60%	7.19%
Materials	0.13%	3.71%	7.64%
Utilities	0.11%	0.46%	3.43%

5 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Consumer Discretionary	–1.69%	16.93%	11.61%
Industrials	–0.73%	13.68%	11.05%
Consumer Staples	–0.09%	2.25%	9.96%
Telecommunication Services	–0.06%	0.00%	5.23%
Health Care	–0.03%	5.18%	8.95%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 3

Janus Aspen Overseas Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Reliance Industries, Ltd. Oil, Gas & Consumable Fuels	8.3%
ARM Holdings PLC Semiconductor & Semiconductor Equipment	4.6%
United Continental Holdings, Inc. Airlines	3.9%
Deutsche Bank AG Capital Markets	3.3%
Cobalt International Energy, Inc. Oil, Gas & Consumable Fuels	3.0%

23.1%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

*Includes Other of (5.1)%.

Emerging markets comprised 42.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of December 31, 2014

4 | JUNE 30, 2015

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015						Expense Ratios – per the May 1, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Overseas Portfolio – Institutional Shares	5.74%	–11.08%	0.95%	8.02%	9.60%	0.53%

Janus Aspen Overseas Portfolio – Service Shares	5.60%	–11.32%	0.69%	7.75%	9.45%	0.78%

MSCI All Country World ex-U.S. IndexSM	4.03%	–5.26%	7.76%	5.54%	N/A**

MSCI EAFE® Index	5.52%	–4.22%	9.54%	5.12%	5.00%

Morningstar Quartile – Institutional Shares	–	4th	4th	1st	1st

Morningstar Ranking – based on total returns for Foreign Large Blend Funds	–	781/804	666/679	31/510	5/154

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Overseas Portfolio (unaudited)

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Institutional Shares	$1,000.00	$1,057.40	$2.55	$1,000.00	$1,022.31	$2.51	0.50%

Service Shares	$1,000.00	$1,056.00	$3.82	$1,000.00	$1,021.08	$3.76	0.75%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

Janus Aspen Overseas Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks – 99.7%
Air Freight & Logistics – 1.7%
143,059	Panalpina Welttransport Holding AG	$18,060,300
Airlines – 4.4%
2,295,636	Gol Linhas Aereas Inteligentes SA (ADR)*,#	5,440,657
786,362	United Continental Holdings, Inc.*,†	41,685,050

		47,125,707
Auto Components – 0.5%
104,937	Hella KGaA Hueck & Co.*	5,057,938
Automobiles – 0.4%
1,129,300	SAIC Motor Corp., Ltd. – Class Aß	4,115,817
Beverages – 1.0%
142,656	Remy Cointreau SA	10,280,582
Capital Markets – 4.4%
1,795,894	Atlas Mara, Ltd.*	11,224,337
1,173,620	Deutsche Bank AG	35,257,005

		46,481,342
Commercial Banks – 4.0%
1,450,481	Axis Bank, Ltd.	12,732,570
661,534	Permanent TSB Group Holdings PLC*	3,459,946
4,352,459	State Bank of India	17,960,088
1,068,457	TCS Group Holding PLC (GDR)	3,098,525
1,092,005	Turkiye Halk Bankasi A/S	5,033,126

		42,284,255
Construction & Engineering – 1.5%
28,094,400	Louis XIII Holdings, Ltd.*	10,728,448
1,123,089	Voltas, Ltd.	5,561,209

		16,289,657
Electric Utilities – 0.2%
3,326,427	Adani Transmissions, Ltd.*,ß	2,341,977
Food & Staples Retailing – 0.9%
584,106	X5 Retail Group NV (GDR)*	9,725,365
Food Products – 0.3%
45,254,847	Chaoda Modern Agriculture Holdings, Ltd.*	3,035,945
Hotels, Restaurants & Leisure – 5.8%
14,662,543	Bwin.Party Digital Entertainment PLC	22,539,508
2,052,372	Cox & Kings, Ltd.	7,569,683
5,298,465	Melco International Development, Ltd.#	7,491,798
286,519	Orascom Development Holding AG*	3,555,815
15,045,835	Shangri-La Asia, Ltd.	21,002,404

		62,159,208
Household Durables – 1.8%
7,160,900	MRV Engenharia e Participacoes SA	17,993,253
5,353,120	PDG Realty SA Empreendimentos e Participacoes*	620,013

		18,613,266
Independent Power and Renewable Electricity Producers – 0.6%
12,954,543	Adani Power, Ltd.*	5,940,678
Industrial Conglomerates – 1.3%
25,860,002	Shun Tak Holdings, Ltd.	14,312,362
Information Technology Services – 1.9%
534,727	QIWI PLC (ADR)	14,999,092
2,854,957	Vakrangee, Ltd.	5,192,054

		20,191,146
Internet & Catalog Retail – 3.3%
384,698	Ctrip.com International, Ltd. (ADR)*,†	27,936,769
370,694	MakeMyTrip, Ltd.*	7,295,258

		35,232,027
Internet Software & Services – 3.7%
257,607	Rocket Internet SE*	11,392,885
1,134,692	Youku Tudou, Inc. (ADR)*,#	27,833,995

		39,226,880
Machinery – 0.5%
1,280,453	Iochpe-Maxion SA	5,190,692
Metals & Mining – 3.4%
3,237,747	Hindustan Zinc, Ltd.	8,496,702
2,910,209	Outokumpu Oyj*,#	14,656,476
3,342,552	Turquoise Hill Resources, Ltd.*	12,713,903

		35,867,081
Oil, Gas & Consumable Fuels – 29.4%
2,011,609	Africa Oil Corp.*,¤	3,641,756
7,128,095	Africa Oil Corp.*,¤	12,899,980
848,054	Africa Oil Corp. (PP)*,§	1,535,291
5,465,189	Athabasca Oil Corp.*,#	8,927,759
4,035,815	Cairn Energy PLC*	10,765,724
3,244,297	Cobalt International Energy, Inc.*,†	31,502,124
1,187,972	Euronav NV	17,593,865
2,031,165	Genel Energy PLC*	16,178,098
3,831,941	Gran Tierra Energy, Inc.*	11,476,185
4,285,324	Karoon Gas Australia, Ltd.*	7,437,847
652,075	Kosmos Energy, Ltd.*	5,496,992
9,116,971	Ophir Energy PLC*	16,213,295
1,842,668	Pacific Rubiales Energy Corp.#	6,949,845
1,040,008	Parex Resources, Inc.*	8,719,478
2,788,274	Petroleo Brasileiro SA (ADR)*,†,#	25,233,880
5,642,185	Reliance Industries, Ltd.	88,617,970
4,194,389	Sequa Petroleum NV*	13,371,923
826,903	Trilogy Energy Corp.#	3,741,193
2,087,898	Tullow Oil PLC	11,142,410
330,881	Whiting Petroleum Corp.*,†	11,117,602

		312,563,217
Pharmaceuticals – 4.2%
198,585	Endo International PLC*,†	15,817,295
1,744,809	Indivior PLC*	6,161,955
127,717	Jazz Pharmaceuticals PLC*	22,487,132

		44,466,382
Real Estate Investment Trusts (REITs) – 1.6%
4,804,500	Concentradora Fibra Hotelera Mexicana SA de CV	5,230,922
7,598,588	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	7,826,872
2,261,700	Prologis Property Mexico SA de CV*	3,797,996

		16,855,790
Real Estate Management & Development – 7.6%
910,802	Countrywide PLC	8,127,306
1,786,152	Dalian Wanda Commercial Properties Co., Ltd. – Class H	14,367,471
11,404,222	DLF, Ltd.	20,936,844

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Overseas Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Real Estate Management & Development – (continued)
26,887,732	Evergrande Real Estate Group, Ltd.#	$16,060,558
3,185,517	Housing Development & Infrastructure, Ltd.*	4,605,054
132,891	IRSA Inversiones y Representaciones SA (ADR)	2,385,394
540,470	Kennedy Wilson Europe Real Estate PLC	9,645,488
1,304,316	Prestige Estates Projects, Ltd.	5,063,634

		81,191,749
Road & Rail – 1.3%
1,707,071	Globaltrans Investment PLC (GDR)*	8,108,587
14,205,116	Rumo Logistica Operadora Multimodal SA*	5,804,163

		13,912,750
Semiconductor & Semiconductor Equipment – 4.6%
2,993,308	ARM Holdings PLC	48,764,577
Software – 2.3%
1,779,500	Nexon Co., Ltd.	24,488,665
Textiles, Apparel & Luxury Goods – 4.0%
100,433,940	Global Brands Group Holding, Ltd.*	21,119,982
27,661,691	Li & Fung, Ltd.	21,947,209

		43,067,191
Thrifts & Mortgage Finance – 0.6%
618,418	Indiabulls Housing Finance, Ltd.	6,045,297
Trading Companies & Distributors – 0.4%
3,326,427	Adani Enterprises, Ltd.	4,746,068
Transportation Infrastructure – 2.1%
4,697,912	Adani Ports & Special Economic Zone, Ltd.	22,716,719

Total Common Stocks (cost $1,213,522,677)		1,060,350,630
Investment Companies – 5.4%
Investments Purchased with Cash Collateral from Securities Lending – 5.1%
54,576,067	Janus Cash Collateral Fund LLC, 0.1304%°°,£	54,576,067
Money Markets – 0.3%
3,260,000	Janus Cash Liquidity Fund LLC, 0.1291%°°,£	3,260,000

Total Investment Companies (cost $57,836,067)		57,836,067

Total Investments (total cost $1,271,358,744) – 105.1%		1,118,186,697

Liabilities, net of Cash, Receivables and Other Assets – (5.1)%		(54,343,433)

Net Assets – 100%		$1,063,843,264

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

India	$225,821,805	20.2%
United States	197,418,447	17.7
United Kingdom	157,298,503	14.1
Hong Kong	96,602,203	8.6
China	93,350,555	8.3
Brazil	60,282,658	5.4
Germany	51,707,828	4.6
Canada	46,415,302	4.2
Russia	35,931,569	3.2
Turkey	29,038,096	2.6
Japan	24,488,665	2.2
Switzerland	21,616,115	1.9
Belgium	17,593,865	1.6
Finland	14,656,476	1.3
Netherlands	13,371,923	1.2
France	10,280,582	0.9
Mexico	9,028,918	0.8
Australia	7,437,847	0.7
Ireland	3,459,946	0.3
Argentina	2,385,394	0.2

Total	$1,118,186,697	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America: Japanese Yen 7/30/15	359,500,000	$2,938,964	$(37,035)

Citibank NA: Japanese Yen 7/23/15	1,114,100,000	9,107,035	(22,914)

Credit Suisse International: Japanese Yen 7/16/15	387,750,000	3,169,291	(32,662)

HSBC Securities (USA), Inc.: Japanese Yen 7/23/15	382,000,000	3,122,599	(18,447)

JPMorgan Chase & Co.: Japanese Yen 7/30/15	474,500,000	3,879,106	(38,596)

Total		$22,216,995	$(149,654)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

PP	Private Placement

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Portfolio	Aggregate Value

Janus Aspen Overseas Portfolio	$112,835,100

ß	Security is illiquid.

¤	Issued by the same entity and traded on separate exchanges.

°°	Rate shown is the 7-day yield as of June 30, 2015.

#	Loaned security; a portion of the security is on loan at June 30, 2015.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Overseas Portfolio
Africa Oil Corp. (PP)	10/17/13	$6,845,546	$1,535,291	0.1%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information (unaudited) (continued)

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Aspen Overseas Portfolio
Janus Cash Collateral Fund LLC	87,782,384	221,266,106	(254,472,423)	54,576,067	$–	$899,346(1)	$54,576,067
Janus Cash Liquidity Fund LLC	11,978,338	130,123,204	(138,841,542)	3,260,000	–	5,490	3,260,000

Total					$–	$904,836	$57,836,067

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Overseas Portfolio
Assets
Investments in Securities:
Common Stocks
Electric Utilities	$ –	$ 2,341,977	$–
Oil, Gas & Consumable Fuels	311,027,926	1,535,291	–
All Other	745,445,436	–	–

Investment Companies	–	57,836,067	–

Total Assets	$1,056,473,362	$61,713,335	$–

Liabilities
Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$ –	$ 149,654	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

10 | JUNE 30, 2015

Statement of Assets and Liabilities

Janus Aspen
Overseas
As of June 30, 2015 (unaudited)	Portfolio

Assets:
Investments, at cost	$1,271,358,744
Unaffiliated investments, at value(1)	$1,060,350,630
Affiliated investments, at value	57,836,067
Cash	28,248
Restricted cash (Note 1)	203,771
Closed foreign currency contracts	1,033
Non-interested Trustees’ deferred compensation	21,343
Receivables:
Investments sold	1,371,815
Portfolio shares sold	230,124
Dividends	2,785,470
Dividends from affiliates	235
Foreign dividend tax reclaim	902,482
Other assets	910
Total Assets	1,123,732,128
Liabilities:
Collateral for securities loaned (Note 3)	54,576,067
Forward currency contracts	149,654
Closed foreign currency contracts	29,205
Payables:
Investments purchased	341,122
Portfolio shares repurchased	3,902,277
Advisory fees	414,709
Portfolio administration fees	8,669
Transfer agent fees and expenses	651
12b-1 Distribution and shareholder servicing fees	162,455
Non-interested Trustees’ fees and expenses	7,144
Non-interested Trustees’ deferred compensation fees	21,343
Accrued expenses and other payables	275,568
Total Liabilities	59,888,864
Net Assets	$1,063,843,264
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,223,726,405
Undistributed net investment income/(loss)	3,346,803
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(9,759,433)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(153,470,511)
Total Net Assets	$1,063,843,264
Net Assets - Institutional Shares	$307,442,610
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,196,873
Net Asset Value Per Share	$33.43
Net Assets - Service Shares	$756,400,654
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	23,392,753
Net Asset Value Per Share	$32.33

(1)	Includes $51,716,377 of securities on loan. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
Overseas
For the period ended June 30, 2015 (unaudited)	Portfolio

Investment Income:
Affiliated securities lending income, net	$899,346
Dividends	9,985,148
Dividends from affiliates	5,490
Other income	406
Foreign tax withheld	(344,405)
Total Investment Income	10,545,985
Expenses:
Advisory fees	2,528,933
12b-1 Distribution and shareholder servicing fees:
Service Shares	960,839
Other transfer agent fees and expenses:
Institutional Shares	1,484
Service Shares	1,725
Shareholder reports expense	61,206
Registration fees	20,825
Custodian fees	81,025
Professional fees	25,788
Non-interested Trustees’ fees and expenses	12,858
Portfolio administration fees	42,441
Other expenses	45,233
Total Expenses	3,782,357
Net Expenses	3,782,357
Net Investment Income/(Loss)	6,763,628
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(5,410,848)
Total Net Realized Gain/(Loss) on Investments	(5,410,848)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	63,305,667
Total Change in Unrealized Net Appreciation/Depreciation	63,305,667
Net Increase/(Decrease) in Net Assets Resulting from Operations	$64,658,447

See Notes to Financial Statements.

12 | JUNE 30, 2015

Statements of Changes in Net Assets

	Janus Aspen
	Overseas
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Operations:
Net investment income/(loss)	$6,763,628	$17,962,958
Net realized gain/(loss) on investments	(5,410,848)	23,401,986
Change in unrealized net appreciation/depreciation	63,305,667	(197,162,648)
Net Increase/(Decrease) in Net Assets Resulting from Operations	64,658,447	(155,797,704)
Dividends and Distributions to Shareholders:
Net Investment Income
Institutional Shares	(821,092)	(12,880,526)
Service Shares	(1,754,266)	(26,900,277)
Net Realized Gain from Investment Transactions
Institutional Shares	(8,412,655)	(41,589,855)
Service Shares	(21,557,128)	(90,878,483)
Net Decrease from Dividends and Distributions to Shareholders	(32,545,141)	(172,249,141)
Capital Share Transactions:
Shares Sold
Institutional Shares	6,136,518	18,725,544
Service Shares	36,461,725	76,581,745
Reinvested Dividends and Distributions
Institutional Shares	9,233,747	54,470,381
Service Shares	23,311,394	117,778,760
Shares Repurchased
Institutional Shares	(85,185,829)	(58,428,572)
Service Shares	(96,087,295)	(171,441,258)
Net Increase/(Decrease) from Capital Share Transactions	(106,129,740)	37,686,600
Net Increase/(Decrease) in Net Assets	(74,016,434)	(290,360,245)
Net Assets:
Beginning of period	1,137,859,698	1,428,219,943
End of period	$1,063,843,264	$1,137,859,698

Undistributed Net Investment Income/(Loss)	$3,346,803	$(841,467)

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Overseas Portfolio
2015 (unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$32.56	$42.02	$37.96	$38.15	$57.10	$45.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(1)	0.59(1)	1.40	0.98	0.42	0.41
Net realized and unrealized gain/(loss)	1.67	(4.74)	3.91	3.39	(18.65)	11.15
Total from Investment Operations	1.90	(4.15)	5.31	4.37	(18.23)	11.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(1.26)	(1.25)	(0.27)	(0.23)	(0.35)
Distributions (from capital gains)	(0.94)	(4.05)	–	(4.29)	(0.49)	–
Total Dividends and Distributions	(1.03)	(5.31)	(1.25)	(4.56)	(0.72)	(0.35)
Net Asset Value, End of Period	$33.43	$32.56	$42.02	$37.96	$38.15	$57.10
Total Return*	5.74%	(11.87)%	14.56%	13.59%	(32.25)%	25.33%
Net Assets, End of Period (in thousands)	$307,443	$364,378	$453,796	$492,360	$473,616	$751,518
Average Net Assets for the Period (in thousands)	$352,942	$426,435	$458,592	$490,614	$632,218	$708,368
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.50%	0.53%	0.51%	0.49%	0.65%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.50%	0.53%	0.51%	0.49%	0.65%	0.68%
Ratio of Net Investment Income/(Loss)**	1.35%	1.52%	1.23%	1.09%	0.66%	0.47%
Portfolio Turnover Rate	18%	36%	30%	36%	32%	30%

Service Shares

For a share outstanding during the period ended
June 30, 2015 (unaudited) and each year ended	Janus Aspen Overseas Portfolio
December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$31.55	$40.92	$37.03	$37.38	$56.04	$45.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.48(1)	1.12	0.87	0.27	0.20
Net realized and unrealized gain/(loss)	1.61	(4.60)	3.96	3.31	(18.25)	11.03
Total from Investment Operations	1.80	(4.12)	5.08	4.18	(17.98)	11.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(1.20)	(1.19)	(0.24)	(0.19)	(0.27)
Distributions (from capital gains)	(0.94)	(4.05)	–	(4.29)	(0.49)	–
Total Dividends and Distributions	(1.02)	(5.25)	(1.19)	(4.53)	(0.68)	(0.27)
Net Asset Value, End of Period	$32.33	$31.55	$40.92	$37.03	$37.38	$56.04
Total Return*	5.60%	(12.10)%	14.28%	13.30%	(32.41)%	25.02%
Net Assets, End of Period (in thousands)	$756,401	$773,482	$974,424	$1,017,085	$896,544	$1,475,804
Average Net Assets for the Period (in thousands)	$779,276	$903,702	$971,802	$998,304	$1,232,913	$1,328,827
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.75%	0.78%	0.76%	0.74%	0.90%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.75%	0.78%	0.76%	0.74%	0.90%	0.93%
Ratio of Net Investment Income/(Loss)**	1.14%	1.27%	0.99%	0.89%	0.41%	0.21%
Portfolio Turnover Rate	18%	36%	30%	36%	32%	30%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14 | JUNE 30, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Aspen Overseas Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers thirteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

	Transfers Out of	Transfers Out of
	Level 2 to	Level 3 to
Portfolio	Level 1	Level 1

Janus Aspen Overseas Portfolio	$665,225,460	$1,321,817

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Financial assets were transferred out of Level 3 to Level 1 as the current market for the securities with quoted prices are considered active.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United

16 | JUNE 30, 2015

States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The Portfolio may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of June 30, 2015, the Portfolio had restricted cash in the amount of $203,771. The restricted cash represents collateral pledged in relation to investment quota in China A Shares. The carrying value of the restricted cash approximates fair value.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions) to adjust currency exposure relative to a benchmark index or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot

18 | JUNE 30, 2015

U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended June 30, 2015.

Portfolio	Sold

Janus Aspen Overseas Portfolio	$22,336,100

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2015.

Fair Value of Derivative Instruments as of June 30, 2015

Derivatives not accounted	Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Overseas Portfolio
Currency Contracts	Forward currency contracts	$149,654

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2015

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions

Janus Aspen Overseas Portfolio
Currency Contracts	$894,322

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
Investments, foreign
currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation

Janus Aspen Overseas Portfolio
Currency Contracts	$(425,555)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced and may continue to experience severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares
The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended June 30, 2015, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Portfolio. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Portfolio’s investment in China A Shares would be subject to the Portfolio’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Portfolio’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Portfolio does not accrue for such taxes.

As of June 30, 2015, the Portfolio has available investment quota of $203,771. The Portfolio is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to,

20 | JUNE 30, 2015

repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities (also known as “A Shares”).

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$51,716,377	$–	$(51,716,377)	$–

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$ 37,035	$–	$–	$ 37,035
Citibank NA	22,914	–	–	22,914
Credit Suisse International	32,662	–	–	32,662
HSBC Securities (USA), Inc.	18,447	–	–	18,447
JPMorgan Chase & Co.	38,596	–	–	38,596

Total	$149,654	$–	$–	$149,654

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below

22 | JUNE 30, 2015

the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Portfolio	Rate (%)

Janus Aspen Overseas Portfolio	0.64

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Overseas Portfolio	MSCI All Country World ex-U.S. IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

Performance Adjusted
Investment Advisory
Portfolio	Fee Rate (%)

Janus Aspen Overseas Portfolio	0.45

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing and other shareholder services for the Portfolio.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $21,949 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2015. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $146,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2015 can be found in a table

24 | JUNE 30, 2015

located in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Overseas Portfolio	$1,275,725,025	$191,276,319	$(348,814,647)	$(157,538,328)

6.	Capital Share Transactions

	Janus Aspen Overseas Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Transactions in Portfolio Shares – Institutional Shares
Shares sold	182,337	493,563
Reinvested dividends and distributions	267,800	1,408,595
Shares repurchased	(2,444,479)	(1,510,122)
Net Increase/(Decrease) in Portfolio Shares	(1,994,342)	392,036
Shares Outstanding, Beginning of Period	11,191,215	10,799,179
Shares Outstanding, End of Period	9,196,873	11,191,215
Transactions in Portfolio Shares – Service Shares
Shares sold	1,116,621	2,116,657
Reinvested dividends and distributions	698,992	3,139,093
Shares repurchased	(2,939,679)	(4,553,380)
Net Increase/(Decrease) in Portfolio Shares	(1,124,066)	702,370
Shares Outstanding, Beginning of Period	24,516,819	23,814,449
Shares Outstanding, End of Period	23,392,753	24,516,819

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Overseas Portfolio	$203,282,648	$314,797,735	$–	$–

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

8.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

26 | JUNE 30, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

28 | JUNE 30, 2015

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

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Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

32 | JUNE 30, 2015

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

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Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

36 | JUNE 30, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Aspen Series | 37

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the

38 | JUNE 30, 2015

Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited) (continued)

investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

40 | JUNE 30, 2015

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94021	109-24-81120 08-15

semiannual report
June 30, 2015

Janus Aspen Perkins Mid Cap Value Portfolio

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Perkins Mid Cap Value Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE OVERVIEW

During the six months ended June 30, 2015, Janus Aspen Perkins Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned -1.46% and -1.56%, respectively, while its benchmark, the Russell Midcap Value Index, returned 0.41%. Our holdings in health care, industrials and consumer discretionary weighed on relative performance. Stock selection in information technology and financials contributed to relative performance, as did our underweight in utilities.

MARKET COMMENTARY

The volatility that marked the end of 2014 carried over into the beginning of 2015 as major U.S. stock indices finished the end of the period mixed. Volume and volatility remained muted for much of the period. First quarter earnings season largely exceeded expectations, but enthusiasm was tempered as valuations were considered stretched compared to long-term averages. While economic data looked generally choppy, especially during the winter, stocks were later boosted by a spring rebound, with employment data including nonfarm payrolls and wages exhibiting renewed strength. Partly as a consequence, key retail sales data hinted that consumers were once again finding their footing as a source of broad economic growth. However, the labor force participation rate remained stubbornly low.

Crude oil prices reset within a higher trading band and the dollar stabilized after its recent strong period of appreciation. Both developments were highlighted by the Federal Reserve’s (Fed) June statement, in which it said a potential increase of the Fed Funds rate during the latter part of the year would be “appropriate.” Chairwoman Janet Yellen also reiterated that any move would be data-dependent, thoughtful and measured. However, we remain cautious about the impacts of our current monetary policy as it gets set to unwind. Negative sentiment emanating from Europe – centering on Greece’s ability to meet its debt obligations – impacted U.S. shares late in June. Previous high fliers were especially impacted.

DETRACTORS

Shares of the apparel manufacturer Ralph Lauren were weak during the period after the company guided to 2015 earnings that were well below consensus expectations. We anticipated that there would be currency pressure and reduced our position ahead of the guidance cut, but weak store traffic, margin pressure in the wholesale channel and ongoing technology investments turned out to be bigger headwinds than we expected. We sold our holdings during the period.

PPL Corp. is an Allentown, Pennsylvania-based integrated utility that serves its electric and natural gas customers in Pennsylvania, Kentucky, and the UK while generating merchant power for the wholesale and retail markets domestically. Shares of the company traded lower given the negative effects of a stronger U.S. dollar on PPL’s UK operations, which account for approximately 60% of the company’s overall earnings. However, the shares delivered strong performance in 2014. We believe that the concerns around the negative earnings impact were somewhat premature as PPL hedges its currency exposure for its UK business. We are encouraged about the long-term prospects as PPL is in the process of spinning off and merging its unregulated merchant generation business. Although we sold some of our holdings in the period, PPL remains one of our larger positions in the Portfolio.

Alliant Energy Corp., a Wisconsin and Iowa utility, underperformed during the period. Although we trimmed our holdings during the period, Alliant continues to be one of our largest holdings. In our view, the company maintains a solid balance sheet and is expected to grow earnings and dividends ahead of its peers while paying out a defensive 3.1% dividend yield.

Janus Aspen Series | 1

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

CONTRIBUTORS

Informatica Corp. is an independent provider of enterprise data integration software and services. The stock’s strong performance was driven by solid fundamental results, activist involvement, and the announcement by management that they would look at potentially selling the company. In April, it was announced that a private equity firm and the Canada Pension Plan Investment Board would purchase the company in an all cash deal, which helped boost the stock’s performance. As a result of the rally in the stock price on the deal news, we have trimmed our position.

Zions Bancorporation is a Utah-based commercial bank that has the potential for significant earnings power in a higher interest rate environment. The stock outperformed in the period due, in part, to the announcement of a restructuring program and a broadly held market view that the Fed will raise interest rates in the next six months. Although Zions now trades at a modest premium to tangible book value, we feel comfortable with the stock due to the expectation for improved returns and strong earnings growth over the next two to three years. Zions is among our largest positions in the Portfolio.

Laboratory Corp. is one of two national clinical laboratory companies. The stock outperformed due to improved health care utilization trends which helped lift organic volume growth for the company. In addition, the company closed on its acquisition of Covance, a contract research organization. The company outlined both cost and revenue synergies that were greater than initial expectations. Although the deal increases the company’s financial leverage, the company is expected to have ample free cash flow to pay down debt relatively quickly. We continue to hold our position given the stable fundamental outlook, and its relatively attractive valuation and reward-to-risk ratio within the health care sector.

MARKET OUTLOOK

As we look ahead, the factors that fueled the market continue to be intact, mainly loose monetary policy on a global basis. However, the Fed has clearly telegraphed its intention, and has initiated the process of slowly reducing the amount of liquidity injected into the system. Furthermore, it has stated its preference to raise interest rates, “not now, but soon.” Of course this will be dependent on both inflation and jobs data. Some of the recent economic data has been mixed, with first quarter GDP contracting and expectations for the second quarter in the 2% range – far from rapid growth. Meanwhile, nonfarm payrolls continue to increase without much wage inflation, but the labor force participation rate remains stuck at near-record lows. The odds of miscommunication from the Fed would appear to be high as it begins to transition away from policy accommodation. Given this backdrop, the odds would seem to favor increased market volatility. As valuations remain at the upper end of historical ranges, and thus with little room for error, we continue to remain vigilant about the potential for downside risk.

Complacency has set into investor psychology as the S&P 500 Index, a broad market measure, has gone almost four years without a 10% correction, an unusually long time. Given the low level of interest rates, it can be argued that the market is fairly valued based on the S&P 500 trading at 17.4x 2015 estimated earnings. However, based on the Shiller P/E ratio (a price-to-earnings ratio which incorporates inflation adjusted earnings over the past 10 years) the S&P 500 is trading at 27x. This is well above its historical mean of 15.95x and significantly above its average going back to 1881. To put this into context, other instances when this valuation metric was at this level, or higher, included 1929, 2000 and 2007. A potential headwind for the sustainability of the current P/E multiple is corporate profits. In the first quarter, S&P 500 companies delivered paltry earnings growth of 0.80% compared to the same period a year ago. The forecast for the second quarter is for a decline of 4.5%. Simply put, “bad news” has been tolerated by the equity market and this may continue to be the case, until it isn’t. Thus, we continue our focus on building a portfolio of high-quality stocks that we believe will minimize risk should the time come that the equity market views “bad news” as truly bad news.

The Portfolio’s sector positioning did not materially change. Consumer staples, industrials, and health care remain overweight on a relative basis. Conversely, our underweight sectors include consumer discretionary, utilities, and materials. Uncertainties over Greece, the economic slowdown and stock market volatility in China, assorted geopolitical threats, as well as the growth trajectory of the U.S. economy all are factors that lead us to be cautious given equity valuations. In conclusion, we believe our portfolio of what we consider high-quality stocks will hold up better relative to the overall market should volatility appear. Higher volatility should present us with opportunities to purchase new stocks where the valuation and reward-to-risk ratios are more compelling.

Thank you for your investment in Janus Aspen Perkins Mid Cap Value Portfolio.

2 | JUNE 30, 2015

(unaudited)

Janus Aspen Perkins Mid Cap Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Informatica Corp.	0.29%
Zions Bancorporation	0.25%
Laboratory Corp. of America Holdings	0.22%
BWX Technologies, Inc.	0.20%
Fifth Third Bancorp	0.18%

5 Bottom Performers – Holdings

Contribution

Ralph Lauren Corp. – Class A	–0.36%
PPL Corp.	–0.28%
Alliant Energy Corp.	–0.27%
Packaging Corp. of America	–0.22%
FMC Corp.	–0.22%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	0.74%	9.83%	10.83%
Utilities	0.66%	6.14%	11.81%
Financials	0.62%	30.84%	33.32%
Consumer Staples	0.02%	8.71%	3.23%
Other**	0.00%	3.71%	0.00%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Health Care	–1.52%	11.92%	10.20%
Industrials	–0.85%	14.52%	9.24%
Consumer Discretionary	–0.49%	4.33%	10.45%
Materials	–0.38%	3.73%	6.74%
Energy	–0.28%	5.86%	3.85%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Fifth Third Bancorp Commercial Banks	2.3%
Marsh & McLennan Cos., Inc. Insurance	2.2%
Laboratory Corp. of America Holdings Health Care Providers & Services	2.1%
Casey’s General Stores, Inc. Food & Staples Retailing	2.1%
PPL Corp. Electric Utilities	2.1%

10.8%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

*Includes Other of (0.9)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of December 31, 2014

4 | JUNE 30, 2015

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015						Expense Ratios – per the May 1, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception	Operating Expenses

Janus Aspen Perkins Mid Cap Value Portfolio – Institutional Shares	–1.46%	–0.08%	12.03%	8.08%	11.06%#	0.62%

Janus Aspen Perkins Mid Cap Value Portfolio – Service Shares	–1.56%	–0.33%	11.71%	7.74%	10.47%*	0.87%

Russell Midcap® Value Index	0.41%	3.67%	17.73%	8.89%	12.22%**

Morningstar Quartile – Service Shares	–	4th	4th	3rd	3rd

Morningstar Ranking – based on total returns for Mid-Cap Value Funds	–	420/505	411/425	237/350	207/312

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

See “Useful Information About Your Portfolio Report.”

Effective March 19, 2015, Tom Perkins, Kevin Preloger and Justin Tugman are Co-Portfolio Managers of the Portfolio.

#	Institutional Shares inception date – May 1, 2003
*	Service Shares inception date – December 31, 2002
**	The Russell Midcap® Value Index’s since inception returns are calculated from December 31, 2002.

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Institutional Shares	$1,000.00	$985.40	$2.90	$1,000.00	$1,021.87	$2.96	0.59%

Service Shares	$1,000.00	$984.40	$4.13	$1,000.00	$1,020.63	$4.21	0.84%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Common Stocks – 95.3%
Aerospace & Defense – 1.8%
4,975	Precision Castparts Corp.	$994,353
14,981	Rockwell Collins, Inc.	1,383,496

		2,377,849
Beverages – 3.5%
37,025	Coca-Cola Enterprises, Inc.	1,608,366
24,919	Dr Pepper Snapple Group, Inc.	1,816,595
17,524	Molson Coors Brewing Co. – Class B	1,223,351

		4,648,312
Building Products – 0.7%
27,855	Simpson Manufacturing Co., Inc.	947,070
Capital Markets – 2.2%
34,401	Raymond James Financial, Inc.	2,049,611
14,412	Stifel Financial Corp.*	832,149

		2,881,760
Chemicals – 1.9%
15,819	Cabot Corp.	589,890
35,592	FMC Corp.	1,870,360

		2,460,250
Commercial Banks – 10.8%
28,224	CIT Group, Inc.	1,312,134
89,769	Citizens Financial Group, Inc.	2,451,591
33,230	Comerica, Inc.	1,705,364
146,280	Fifth Third Bancorp	3,045,549
13,324	First Republic Bank	839,812
30,882	MB Financial, Inc.	1,063,576
63,210	Umpqua Holdings Corp.	1,137,148
82,732	Zions Bancorporation	2,625,500

		14,180,674
Commercial Services & Supplies – 4.7%
46,337	Republic Services, Inc.	1,815,020
56,189	Tyco International PLC	2,162,153
46,112	Waste Connections, Inc.	2,172,797

		6,149,970
Communications Equipment – 0.6%
7,031	F5 Networks, Inc.*	846,181
Consumer Finance – 1.6%
45,063	Ally Financial, Inc.*	1,010,763
17,826	Discover Financial Services	1,027,134

		2,037,897
Containers & Packaging – 1.4%
2,338	Crown Holdings, Inc.*	123,704
27,052	Packaging Corp. of America	1,690,479

		1,814,183
Electric Utilities – 2.1%
91,491	PPL Corp.	2,696,240
Electrical Equipment – 1.7%
68,362	Babcock & Wilcox Co.*	2,242,274
Electronic Equipment, Instruments & Components – 0.6%
24,165	Keysight Technologies, Inc.*	753,706
Energy Equipment & Services – 1.7%
13,018	Dril-Quip, Inc.*	979,605
13,018	Oil States International, Inc.*	484,660
31,728	Tidewater, Inc.	721,177

		2,185,442
Food & Staples Retailing – 2.5%
28,850	Casey’s General Stores, Inc.	2,762,099
14,337	Sysco Corp.	517,566

		3,279,665
Food Products – 3.2%
12,219	Hershey Co.	1,085,414
12,204	JM Smucker Co.	1,323,036
15,081	McCormick & Co., Inc.	1,220,807
7,040	Sanderson Farms, Inc.	529,126

		4,158,383
Gas Utilities – 1.8%
21,908	AGL Resources, Inc.	1,020,036
23,984	Southwest Gas Corp.	1,276,189

		2,296,225
Health Care Equipment & Supplies – 2.8%
17,377	Stryker Corp.	1,660,720
7,394	Varian Medical Systems, Inc.*	623,536
12,987	Zimmer Biomet Holdings, Inc.	1,418,570

		3,702,826
Health Care Providers & Services – 2.9%
23,186	Laboratory Corp. of America Holdings*	2,810,607
4,419	McKesson Corp.	993,435

		3,804,042
Information Technology Services – 2.2%
13,954	Jack Henry & Associates, Inc.	902,824
20,925	Teradata Corp.*	774,225
29,747	Total System Services, Inc.	1,242,532

		2,919,581
Insurance – 7.8%
32,377	Allstate Corp.	2,100,296
23,477	Arthur J Gallagher & Co.	1,110,462
50,191	Marsh & McLennan Cos., Inc.	2,845,830
15,607	RenaissanceRe Holdings, Ltd.	1,584,267
44,205	Torchmark Corp.	2,573,615

		10,214,470
Life Sciences Tools & Services – 3.1%
56,132	Agilent Technologies, Inc.	2,165,573
14,228	Thermo Fisher Scientific, Inc.	1,846,225

		4,011,798
Machinery – 3.2%
22,714	Kennametal, Inc.	775,002
14,450	Lincoln Electric Holdings, Inc.	879,860
30,516	Timken Co.	1,115,970
11,430	Valmont Industries, Inc.	1,358,684

		4,129,516
Marine – 0.9%
15,065	Kirby Corp.*	1,154,883
Media – 1.3%
24,953	Omnicom Group, Inc.	1,733,984

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Multi-Utilities – 2.0%
44,985	Alliant Energy Corp.	$2,596,534
Multiline Retail – 0.6%
11,763	Macy’s, Inc.	793,650
Oil, Gas & Consumable Fuels – 4.5%
16,402	Anadarko Petroleum Corp.	1,280,340
13,477	Cimarex Energy Co.	1,486,648
11,149	MarkWest Energy Partners LP	628,580
9,957	Noble Energy, Inc.	424,965
32,343	Western Gas Partners LP	2,049,576

		5,870,109
Pharmaceuticals – 1.7%
17,929	Teva Pharmaceutical Industries, Ltd. (ADR)	1,059,604
25,057	Zoetis, Inc.	1,208,248

		2,267,852
Real Estate Investment Trusts (REITs) – 9.2%
14,412	Alexandria Real Estate Equities, Inc.	1,260,474
9,361	AvalonBay Communities, Inc.	1,496,543
29,467	Equity Lifestyle Properties, Inc.	1,549,375
20,179	Extra Space Storage, Inc.	1,316,074
30,599	Healthcare Trust of America, Inc. – Class A	732,846
11,093	Home Properties, Inc.	810,344
40,863	Host Hotels & Resorts, Inc.	810,313
6,526	Post Properties, Inc.	354,819
34,353	Potlatch Corp.	1,213,348
4,060	Public Storage	748,542
44,390	Redwood Trust, Inc.	696,923
32,495	Weyerhaeuser Co.	1,023,592

		12,013,193
Road & Rail – 2.2%
7,832	Canadian Pacific Railway, Ltd. (U.S. Shares)	1,254,922
51,145	CSX Corp.	1,669,884

		2,924,806
Semiconductor & Semiconductor Equipment – 1.8%
20,394	Analog Devices, Inc.	1,308,989
22,442	Microchip Technology, Inc.	1,064,312

		2,373,301
Software – 3.9%
15,790	Check Point Software Technologies, Ltd.*	1,256,094
31,958	Informatica Corp.*	1,549,004
24,880	NetScout Systems, Inc.*	912,350
27,575	Synopsys, Inc.*	1,396,674

		5,114,122
Technology Hardware, Storage & Peripherals – 0.4%
18,275	NetApp, Inc.	576,759
Textiles, Apparel & Luxury Goods – 1.3%
8,268	PVH Corp.	952,474
17,130	Steven Madden, Ltd.*	732,821

		1,685,295
Thrifts & Mortgage Finance – 0.7%
40,804	Washington Federal, Inc.	952,773

Total Common Stocks (cost $103,291,447)		124,795,575
Repurchase Agreements – 5.6%
$7,400,000	Undivided interest of 3.7% in a joint repurchase agreement (principal amount $200,300,000 with a maturity value of $200,300,556) with ING Financial Markets LLC, 0.1000%, dated 6/30/15, maturing 7/1/15, to be repurchased at $7,400,021 collateralized by $220,243,953 in U.S. Treasuries, 0% – 4.2500%, 10/31/15 – 11/15/43 with a value of $204,308,612 (cost $7,400,000)	7,400,000

Total Investments (total cost $110,691,447) – 100.9%		132,195,575

Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(1,208,961)

Net Assets – 100%		$130,986,614

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$128,624,955	97.3%
Israel	2,315,698	1.8
Canada	1,254,922	0.9

Total	$132,195,575	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Perkins Mid Cap Value Portfolio
Assets
Investments in Securities:
Common Stocks	$124,795,575	$ –	$–

Repurchase Agreements	–	7,400,000	–

Total Assets	$124,795,575	$7,400,000	$–

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
Perkins
Mid Cap
Value
As of June 30, 2015 (unaudited)	Portfolio

Assets:
Investments, at cost(1)	$110,691,447
Investments, at value	$124,795,575
Repurchase agreements, at value	7,400,000
Cash	48,160
Non-interested Trustees’ deferred compensation	2,648
Receivables:
Investments sold	837,152
Portfolio shares sold	27,491
Dividends	249,026
Interest	21
Total Assets	133,360,073
Liabilities:
Payables:
Investments purchased	776,877
Portfolio shares repurchased	1,484,843
Advisory fees	53,998
Portfolio administration fees	1,060
Transfer agent fees and expenses	248
12b-1 Distribution and shareholder servicing fees	19,476
Non-interested Trustees’ fees and expenses	891
Non-interested Trustees’ deferred compensation fees	2,648
Accrued expenses and other payables	33,418
Total Liabilities	2,373,459
Net Assets	$130,986,614
Net Assets Consist of:
Capital (par value and paid-in surplus)	$105,578,613
Undistributed net investment income/(loss)	439,459
Undistributed net realized gain/(loss) from investments and foreign currency transactions	3,463,953
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	21,504,589
Total Net Assets	$130,986,614
Net Assets - Institutional Shares	$39,943,915
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,406,974
Net Asset Value Per Share	$16.60
Net Assets - Service Shares	$91,042,699
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,610,336
Net Asset Value Per Share	$16.23

(1)	Includes cost of repurchase agreements of $7,400,000.

See Notes to Financial Statements.

10 | JUNE 30, 2015

Statement of Operations

Janus Aspen
Perkins
Mid Cap
Value
For the period ended June 30, 2015 (unaudited)	Portfolio

Investment Income:
Interest	$1,765
Dividends	1,118,571
Other income	14
Foreign tax withheld	(3,397)
Total Investment Income	1,116,953
Expenses:
Advisory fees	331,862
12b-1 Distribution and shareholder servicing fees:
Service Shares	118,301
Other transfer agent fees and expenses:
Institutional Shares	445
Service Shares	327
Shareholder reports expense	9,150
Registration fees	17,022
Custodian fees	7,854
Professional fees	13,994
Non-interested Trustees’ fees and expenses	1,780
Portfolio administration fees	5,446
Other expenses	17,189
Total Expenses	523,370
Net Expenses	523,370
Net Investment Income/(Loss)	593,582
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	3,625,366
Total Net Realized Gain/(Loss) on Investments	3,625,366
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(6,305,366)
Total Change in Unrealized Net Appreciation/Depreciation	(6,305,366)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(2,086,418)

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
	Perkins Mid Cap Value
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Operations:
Net investment income/(loss)	$593,582	$1,999,292
Net realized gain/(loss) on investments	3,625,366	13,041,875
Change in unrealized net appreciation/depreciation	(6,305,366)	(3,512,698)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,086,418)	11,528,469
Dividends and Distributions to Shareholders:
Net Investment Income
Institutional Shares	(362,130)	(586,731)
Service Shares	(742,254)	(1,256,794)
Net Realized Gain from Investment Transactions
Institutional Shares	(3,805,381)	(4,053,085)
Service Shares	(9,086,187)	(9,773,119)
Net Decrease from Dividends and Distributions to Shareholders	(13,995,952)	(15,669,729)
Capital Share Transactions:
Shares Sold
Institutional Shares	3,221,255	11,140,990
Service Shares	3,588,423	7,440,625
Reinvested Dividends and Distributions
Institutional Shares	4,167,511	4,639,816
Service Shares	9,828,441	11,029,913
Shares Repurchased
Institutional Shares	(5,218,422)	(17,238,797)
Service Shares	(11,093,930)	(20,271,847)
Net Increase/(Decrease) from Capital Share Transactions	4,493,278	(3,259,300)
Net Increase/(Decrease) in Net Assets	(11,589,092)	(7,400,560)
Net Assets:
Beginning of period	142,575,706	149,976,266
End of period	$130,986,614	$142,575,706

Undistributed Net Investment Income/(Loss)	$439,459	$950,261

See Notes to Financial Statements.

12 | JUNE 30, 2015

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30, 2015	Janus Aspen Perkins Mid Cap Value Portfolio
(unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$18.77	$19.30	$15.81	$15.37	$15.91	$13.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.30(1)	0.24	0.24	0.16	0.13
Net realized and unrealized gain/(loss)	(0.33)	1.35	3.82	1.37	(0.58)	2.03
Total from Investment Operations	(0.23)	1.65	4.06	1.61	(0.42)	2.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.27)	(0.22)	(0.15)	(0.12)	(0.10)
Distributions (from capital gains)	(1.77)	(1.91)	(0.35)	(1.02)	–	–
Total Dividends and Distributions	(1.94)	(2.18)	(0.57)	(1.17)	(0.12)	(0.10)
Net Asset Value, End of Period	$16.60	$18.77	$19.30	$15.81	$15.37	$15.91
Total Return*	(1.46)%	8.77%	26.09%	11.14%	(2.64)%	15.66%
Net Assets, End of Period (in thousands)	$39,944	$42,509	$44,998	$41,829	$41,295	$38,892
Average Net Assets for the Period (in thousands)	$41,998	$43,239	$44,335	$41,170	$42,054	$35,949
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.59%	0.62%	0.58%	0.58%	0.83%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.59%	0.62%	0.58%	0.58%	0.83%	0.92%
Ratio of Net Investment Income/(Loss)**	1.04%	1.57%	1.19%	1.51%	0.97%	0.99%
Portfolio Turnover Rate	36%	53%	71%	49%	52%	65%

Service Shares

For a share outstanding during the period ended June 30, 2015	Janus Aspen Perkins Mid Cap Value Portfolio
(unaudited) and each year ended December 31	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$18.39	$18.98	$15.57	$15.18	$15.74	$13.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.24(1)	0.16	0.19	0.11	0.08
Net realized and unrealized gain/(loss)	(0.32)	1.32	3.80	1.35	(0.58)	2.01
Total from Investment Operations	(0.25)	1.56	3.96	1.54	(0.47)	2.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.24)	(0.20)	(0.13)	(0.09)	(0.07)
Distributions (from capital gains)	(1.77)	(1.91)	(0.35)	(1.02)	–	–
Total Dividends and Distributions	(1.91)	(2.15)	(0.55)	(1.15)	(0.09)	(0.07)
Net Asset Value, End of Period	$16.23	$18.39	$18.98	$15.57	$15.18	$15.74
Total Return*	(1.56)%	8.44%	25.81%	10.79%	(2.98)%	15.28%
Net Assets, End of Period (in thousands)	$91,043	$100,066	$104,978	$86,831	$78,895	$82,754
Average Net Assets for the Period (in thousands)	$95,984	$100,500	$98,703	$84,211	$83,879	$76,667
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.84%	0.87%	0.83%	0.86%	1.19%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.84%	0.87%	0.83%	0.86%	1.19%	1.27%
Ratio of Net Investment Income/(Loss)**	0.79%	1.31%	0.93%	1.22%	0.63%	0.61%
Portfolio Turnover Rate	36%	53%	71%	49%	52%	65%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Aspen Perkins Mid Cap Value Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers thirteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques

14 | JUNE 30, 2015

used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred.

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The Portfolio may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced and may continue to experience severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity

16 | JUNE 30, 2015

measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

ING Financial Markets LLC	$7,400,000	$–	$(7,400,000)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements
The Portfolio and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Portfolio	Rate (%)

Janus Aspen Perkins Mid Cap Value Portfolio	0.64

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Perkins Mid Cap Value Portfolio	Russell Midcap® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the period ended June 30, 2015, is below:

Performance Adjusted
Investment Advisory
Portfolio	Fee Rate (%)

Janus Aspen Perkins Mid Cap Value Portfolio	0.49

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Portfolio’s operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

18 | JUNE 30, 2015

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Portfolio’s performance relative to the Portfolio’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2016.

Expense
Portfolio	Limit (%)

Janus Aspen Perkins Mid Cap Value Portfolio	0.77

If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing and other shareholder services for the Portfolio.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $21,949 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2015. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.”

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $146,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2015.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Perkins Mid Cap Value Portfolio	$111,249,222	$23,790,285	$(2,843,932)	$20,946,353

5.	Capital Share Transactions

	Janus Aspen Perkins Mid Cap Value Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Transactions in Portfolio Shares – Institutional Shares
Shares sold	174,161	590,115
Reinvested dividends and distributions	245,004	250,727
Shares repurchased	(277,448)	(907,107)
Net Increase/(Decrease) in Portfolio Shares	141,717	(66,265)
Shares Outstanding, Beginning of Period	2,265,257	2,331,522
Shares Outstanding, End of Period	2,406,974	2,265,257
Transactions in Portfolio Shares – Service Shares
Shares sold	195,769	396,786
Reinvested dividends and distributions	590,651	607,579
Shares repurchased	(617,114)	(1,095,665)
Net Increase/(Decrease) in Portfolio Shares	169,306	(91,300)
Shares Outstanding, Beginning of Period	5,441,030	5,532,330
Shares Outstanding, End of Period	5,610,336	5,441,030

20 | JUNE 30, 2015

6.	Purchases and Sales of Investment Securities

For the period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Perkins Mid Cap Value Portfolio	$46,447,525	$54,837,508	$–	$–

7.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 21

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

22 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Aspen Series | 23

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

24 | JUNE 30, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

26 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

28 | JUNE 30, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

30 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

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Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the

Janus Aspen Series | 33

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the

34 | JUNE 30, 2015

investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 35

Notes

36 | JUNE 30, 2015

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94022	109-24-81122 08-15

semiannual report
June 30, 2015

Janus Aspen Preservation Series – Growth

Janus Aspen Series

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Preservation Series – Growth

Janus Aspen Preservation Series - Growth (unaudited)

PORTFOLIO SNAPSHOT
Janus Aspen Preservation Series – Growth is a growth Portfolio with a protection feature that seeks to minimize and cap losses. This U.S. Portfolio offers potential upside based on stock market participation and a level of certainty in falling markets.
Jonathan Coleman portfolio manager

PERFORMANCE REVIEW

Janus Aspen Preservation Series – Growth Institutional Shares and Service Shares returned 5.28% and 5.16% respectively, for the six-month period ended June 30, 2015. The Portfolio’s primary benchmark, the Russell 1000 Growth Index, returned 3.96% during the period. Its secondary benchmark, the Preservation Series-Growth Blended Index, returned 2.42% during the period.

INVESTMENT ENVIRONMENT

Major U.S. stock indices finished the period mixed, with the final week erasing many of the gains accumulated over the previous six months. First quarter earnings season largely exceeded expectations, but enthusiasm was tempered as valuations were considered stretched compared to long-term averages. After a March lull, U.S. stocks were aided by favorable economic data that indicated the factors contributing to the winter slowdown were indeed transitory. Employment data including nonfarm payrolls and wages exhibited renewed strength during the spring. Partly as a consequence, key retail sales data hinted that consumers were once again finding their footing as a source of broad economic growth. Crude oil prices reset within a higher trading band and the dollar stabilized after its recent strong period of appreciation. Both developments were highlighted by the Federal Reserve’s (Fed) June statement, in which it said a potential increase of the Fed Funds rate during the latter part of the year would be “appropriate.” Chairwoman Janet Yellen also reiterated that any move would be data dependent, thoughtful and measured. Negative sentiment emanating from Europe – centering on Greece’s ability to meet its debt obligations – impacted U.S. shares late in the second quarter.

PERFORMANCE DISCUSSION

Volatility decreased during the period and we slightly increased our exposure to equities. We entered the six-month period at 93.99% exposure to equities and ended at 94.25% exposure, with the protection component comprising the rest of the portfolio.

The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Portfolio can be invested in any variation in either component. In rising markets, we expect there to be more assets in the equity component as compared with falling markets during which we expect to have more allocated to the protection component. The protection feature, however, affects the Portfolio’s ability to respond to changing equity market conditions and the Portfolio’s ability to capture certain market gains.

During the course of the period, the average allocation to the protection component was approximately 5.42%. In declining markets, we expect the protection component to contribute to performance. In rising markets, we expect the protection component to detract from relative performance. As markets rose during the six-month period, our allocation to the protection component detracted from relative performance during the period.

In addition to the protection component allocation, the Portfolio has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the Net Asset Value (NAV) of the Portfolio rises to new levels, the Protected NAV (PNAV) also rises. Over time, this could lead to a situation where an investor could potentially limit losses. We feel this is an attractive feature, providing investors with a level of downside protection, given the significant uncertainty evident in the global economy and markets.

In the equity component of our Portfolio, we emphasize companies with sustainable, long-term growth drivers. We focus on companies with clear, definable growth stories such as a high barrier to entry, a winning management team with a clear vision for the future, stable and recurring revenue streams, or a definable edge in an attractive industry with high growth potential. These competitive advantages should allow the companies to grow

Janus Aspen Series | 1

Janus Aspen Preservation Series - Growth (unaudited)

regardless of the economy. This period, the performance of the equity component also played a part in our outperforming the benchmark.

Pharmacyclics was a top contributor. The company’s stock surged in January on consensus-beating earnings from the prior quarter as well as upbeat guidance for its blood-cancer drug, Imbruvica. It was then announced that AbbVie would acquire the company for $21 billion. This commercial-stage biotechnology company is focused on discovering and developing innovative small-molecule drugs for the treatment of cancer and immune-mediated diseases.

Apple was another top contributor. The electronic-device company benefited from positive sentiment in the aftermath of its astounding fourth quarter earnings results. In February, the company’s stock reached a new record, pushing its market capitalization above $700 billion. We think Apple still has strong opportunities as its ecosystem continues to attract new and potentially long-term subscribers onto its platform and increase its addressable market as lower price points draw new customers. We also appreciate management’s commitment to returning capital to shareholders via dividends and stock repurchases.

Valeant Pharmaceuticals was also a top contributor. The stock was up after the company announced better-than-expected earnings, and raised its guidance after completing its acquisition of Salix Pharmaceuticals, a maker of gastrointestinal treatments. The acquisition is another example of the same successful playbook Valeant has been running for much of the past decade. We feel this strategy has set the company apart from many of its competitors. High research and development costs have been value destructive for many pharmaceutical companies, but Valeant has largely avoided high R&D spending by making a series of value accretive acquisitions of pharmaceutical companies with lower product risk. Valeant then takes many of the costs out of those companies and essentially acts as a distributor of a number of valuable drugs, rather than a company dependent on new drug discovery for growth.

While pleased with the performance of most stocks in the Portfolio, we still had some stocks that fell during the period and detracted from performance. Precision Castparts was a top detractor. The stock was down after the company missed earnings, due in part to lower demand for some of its products that serve the oil and gas markets, and also due to destocking by some of the customers who use Precision Castparts’ products. After a few disappointing results from the company we are reviewing the stock.

Railroad operator Union Pacific also detracted from the Portfolio’s performance as rail volumes in general remain weak. The oversupplied North American energy market has sapped demand for the machinery and materials required to support hydraulic fracturing (fracking). The relative attractiveness of persistently low natural gas prices vis-à-vis coal has weighed on the company’s shipping volumes of the latter product. Excess inventory in agricultural commodities such as wheat and corn have also been a headwind. The company does, however, have a more diversified mix of products that it transports compared to several industry peers. Both intermodal and automobile transport stand to gain, in our view, as U.S. consumption steadily improves. And while weak natural gas prices have hurt coal shipments, they have also been a contributing factor in a rise in U.S. manufacturing. We also expect agricultural shipments to pick up during the latter part of the year. Lastly, we favor management’s efforts to streamline operations and to return more capital to shareholders.

Finally, athenahealth was also a detractor. The company’s services help physician groups become more efficient by providing technology solutions around practice management, electronic recordkeeping and care-coordination services. The company has been very successful in selling its solutions to the ambulatory market, and is now making a broader push into larger hospitals. There is some concern on the time it will take athenahealth to grow in the hospital market, but as more focus is put on wringing costs from the health care industry, we think the value proposition of athenahealth’s solutions will continue to be in greater demand.

DERIVATIVES

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Portfolio.

OUTLOOK

We would expect a modest return environment for broader U.S. equity markets going forward. However, the market is not void of growth opportunities. Some of the pockets of the market we remain most excited about are within the health care sector. We continue to see a lot of innovation occurring in treatments that could address some of the world’s most serious, and expensive, medical needs, including innovative treatments that address cancer, cardiovascular health and Alzheimer’s. We are also

2 | JUNE 30, 2015

(unaudited)

encouraged by some of the value creation taking place in the specialty pharmaceutical industry, where new management teams are taking over at a number of companies, and improving operations and making smart acquisitions that help rationalize marketing, sales and research and development costs.

We remain enthusiastic about some secular growth opportunities outside the health care sector as well. Businesses are in the early stages of moving software and services to the cloud, providing investment opportunities among select software companies. We also see opportunity among some well-managed, dynamic semiconductor companies that are making value creative acquisitions. Changing consumer preferences in the quality of food, where it comes from, and even how technology is used to order it, are providing exciting change in the consumer discretionary sector. We look forward to seeing how these, and other trends, progress in the months to come.

Thank you for your investment in Janus Aspen Preservation Series – Growth.

Janus Aspen Series | 3

Janus Aspen Preservation Series - Growth (unaudited)

Janus Aspen Preservation Series - Growth At A Glance

5 Top Performers – Holdings

Contribution

Pharmacyclics, Inc.	1.35%
Apple, Inc.	0.82%
Freescale Semiconductor, Ltd.	0.65%
Valeant Pharmaceuticals International, Inc. (U.S Shares)	0.51%
Biogen, Inc.	0.42%

5 Bottom Performers – Holdings

Contribution

NetSuite, Inc.	–0.32%
Precision Castparts Corp.	–0.29%
Canadian Pacific Railway, Ltd.	–0.26%
Union Pacific Corp.	–0.25%
athenahealth, Inc.	–0.25%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Health Care	2.07%	19.80%	14.46%
Information Technology	0.77%	31.26%	28.58%
Consumer Discretionary	0.31%	17.21%	18.79%
Financials	0.31%	3.91%	5.23%
Telecommunication Services	0.27%	0.63%	2.15%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Protection Component**	–0.60%	5.55%	0.00%
Industrials	–0.27%	10.47%	11.74%
Energy	–0.23%	2.19%	4.46%
Materials	–0.16%	3.82%	3.98%
Consumer Staples	–0.13%	5.16%	10.52%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | JUNE 30, 2015

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Apple, Inc. Technology Hardware, Storage & Peripherals	5.6%
Allergan PLC Pharmaceuticals	3.3%
MasterCard, Inc. – Class A Information Technology Services	2.4%
Home Depot, Inc. Specialty Retail	2.3%
Facebook, Inc. – Class A Internet Software & Services	2.3%

15.9%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

*Includes Other of (1.7)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of December 31, 2014

Janus Aspen Series | 5

Janus Aspen Preservation Series - Growth (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015				Expense Ratios – per the May 1, 2015 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Preservation Series – Growth – Institutional Shares	5.28%	10.89%	13.59%	3.80%	1.37%

Janus Aspen Preservation Series – Growth – Service Shares	5.16%	10.56%	13.31%	4.05%	1.62%

Russell 1000® Growth Index	3.96%	10.56%	18.03%

Preservation Series – Growth Blended Index	2.42%	6.33%	10.63%

Morningstar Quartile – Institutional Shares	–	2nd	4th

Morningstar Ranking – based on total returns for Large Growth Funds	–	643/1,743	1,593/1,676

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2016, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

The Portfolio is not a capital guaranteed or insured portfolio. As with all investments, there are inherent risks when investing in the Portfolio including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Portfolio’s Prospectuses. The protection feature only covers shareholders who hold their shares on the termination date, and is subject to various conditions and the financial payment capabilities of BNP Paribas, the Capital Protection Provider, as described in the Notes to Financial Statements.

The Capital Protection Agreement is a financial product that is intended to protect the Portfolio against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Portfolio.

The Portfolio’s asset allocation will vary over time depending on market conditions and therefore the Portfolio’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Portfolio and not to the Portfolio’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Portfolio is dependent on the Portfolio’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Portfolio transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Portfolio. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Portfolio’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

See important disclosures on the next page.

6 | JUNE 30, 2015

(unaudited)

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Portfolio will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and commence the liquidation process as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Portfolio’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Portfolio’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a portfolio that is fully invested in equities and may cause the Portfolio to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Portfolio may not achieve its investment objective.

The Portfolio uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – January 3, 2012

Janus Aspen Series | 7

Janus Aspen Preservation Series - Growth (unaudited)

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; the capital protection fee; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Institutional Shares	$1,000.00	$1,052.80	$7.02	$1,000.00	$1,017.95	$6.90	1.38%

Service Shares	$1,000.00	$1,051.60	$8.29	$1,000.00	$1,016.71	$8.15	1.63%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8 | JUNE 30, 2015

Janus Aspen Preservation Series – Growth

Schedule of Investments (unaudited)

As of June 30, 2015

Shares/Principal/Contract Amounts		Value
Common Stocks – 94.3%
Aerospace & Defense – 2.0%
407	Honeywell International, Inc.	$41,502
101	Precision Castparts Corp.	20,187

		61,689
Airlines – 0.4%
340	Southwest Airlines Co.	11,251
Auto Components – 0.9%
309	Delphi Automotive PLC	26,293
Beverages – 0.4%
159	Diageo PLC	4,599
157	SABMiller PLC	8,149

		12,748
Biotechnology – 5.7%
308	Amgen, Inc.	47,284
140	Biogen, Inc.*	56,552
302	Celgene Corp.*	34,952
63	Regeneron Pharmaceuticals, Inc.*	32,138

		170,926
Capital Markets – 0.6%
598	Charles Schwab Corp.	19,525
Chemicals – 3.3%
450	Air Products & Chemicals, Inc.	61,573
341	PPG Industries, Inc.	39,120

		100,693
Communications Equipment – 1.4%
473	Motorola Solutions, Inc.	27,122
261	QUALCOMM, Inc.	16,346

		43,468
Electrical Equipment – 2.2%
1,132	Sensata Technologies Holding NV*	59,702
151	SolarCity Corp.*	8,086

		67,788
Electronic Equipment, Instruments & Components – 1.1%
309	Amphenol Corp. – Class A	17,913
229	TE Connectivity, Ltd. (U.S. Shares)	14,724

		32,637
Energy Equipment & Services – 0.4%
197	Baker Hughes, Inc.	12,155
Food & Staples Retailing – 2.1%
542	Kroger Co.	39,300
671	Sysco Corp.	24,223

		63,523
Food Products – 1.2%
409	Hershey Co.	36,331
Health Care Equipment & Supplies – 0.6%
974	Boston Scientific Corp.*	17,240
Health Care Technology – 0.9%
231	athenahealth, Inc.*	26,468
Hotels, Restaurants & Leisure – 4.1%
74	Chipotle Mexican Grill, Inc.*	44,769
636	Dunkin’ Brands Group, Inc.	34,980
250	Norwegian Cruise Line Holdings, Ltd.*	14,010
573	Starbucks Corp.	30,722

		124,481
Household Products – 1.5%
229	Colgate-Palmolive Co.	14,979
299	Kimberly-Clark Corp.	31,685

		46,664
Information Technology Services – 4.1%
774	MasterCard, Inc. – Class A	72,353
747	Visa, Inc. – Class A	50,161

		122,514
Insurance – 1.0%
313	Aon PLC	31,200
Internet & Catalog Retail – 2.3%
87	Amazon.com, Inc.*	37,766
147	Ctrip.com International, Ltd. (ADR)*	10,675
17	Priceline Group, Inc.*	19,573

		68,014
Internet Software & Services – 7.1%
192	Alibaba Group Holding, Ltd. (ADR)*	15,796
135	CoStar Group, Inc.*	27,170
792	Facebook, Inc. – Class A*	67,926
58	Google, Inc. – Class A*,†	31,322
121	Google, Inc. – Class C	62,982
38	LinkedIn Corp. – Class A*	7,852

		213,048
Leisure Products – 0.5%
110	Polaris Industries, Inc.	16,292
Machinery – 1.5%
969	Colfax Corp.*	44,719
Media – 4.3%
931	Comcast Corp. – Class A	55,990
430	Liberty Global PLC – Class C*	21,771
671	Twenty-First Century Fox, Inc. – Class A	21,838
253	Walt Disney Co.	28,877

		128,476
Multiline Retail – 0.5%
196	Dollar Tree, Inc.*	15,482
Oil, Gas & Consumable Fuels – 1.0%
156	Anadarko Petroleum Corp.	12,177
277	Antero Resources Corp.*	9,512
404	Southwestern Energy Co.*	9,183

		30,872
Personal Products – 0.6%
203	Estee Lauder Cos., Inc. – Class A	17,592
Pharmaceuticals – 12.2%
753	AbbVie, Inc.	50,594
331	Allergan PLC*	100,446
628	Bristol-Myers Squibb Co.	41,787
259	Eli Lilly & Co.	21,624
826	Endo International PLC*	65,791
175	Jazz Pharmaceuticals PLC*	30,812

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Preservation Series – Growth

Schedule of Investments (unaudited)

As of June 30, 2015

Shares/Principal/Contract Amounts		Value
Pharmaceuticals – (continued)
253	Mallinckrodt PLC*	$29,783
120	Valeant Pharmaceuticals International, Inc. (U.S. Shares)*	26,658

		367,495
Professional Services – 1.0%
396	Verisk Analytics, Inc. – Class A*	28,813
Real Estate Investment Trusts (REITs) – 1.4%
447	American Tower Corp.	41,701
Real Estate Management & Development – 1.0%
843	CBRE Group, Inc. – Class A*	31,191
Road & Rail – 2.3%
243	Canadian Pacific Railway, Ltd.	38,921
315	Union Pacific Corp.	30,042

		68,963
Semiconductor & Semiconductor Equipment – 5.1%
2,831	ARM Holdings PLC	46,120
1,563	Atmel Corp.	15,403
326	Avago Technologies, Ltd.	43,335
952	Freescale Semiconductor, Ltd.*	38,052
557	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	12,650

		155,560
Software – 7.1%
238	Adobe Systems, Inc.*	19,280
211	ANSYS, Inc.*	19,252
2,523	Cadence Design Systems, Inc.*	49,602
513	NetSuite, Inc.*	47,068
582	Salesforce.com, Inc.*	40,525
183	ServiceNow, Inc.*	13,599
148	Ultimate Software Group, Inc.*	24,322

		213,648
Specialty Retail – 5.7%
39	AutoZone, Inc.*	26,009
619	Home Depot, Inc.	68,790
887	Sally Beauty Holdings, Inc.*	28,011
768	TJX Cos., Inc.	50,819

		173,629
Technology Hardware, Storage & Peripherals – 5.6%
1,340	Apple, Inc.†	168,069
Textiles, Apparel & Luxury Goods – 0.6%
514	Gildan Activewear, Inc.	17,085
Wireless Telecommunication Services – 0.6%
490	T-Mobile US, Inc.*	18,997

Total Common Stocks (cost $2,362,419)		2,847,240
U.S. Treasury Notes/Bonds – 1.0%
$15,000	0.8750%, 11/30/16	15,088
15,000	1.3750%, 12/31/18	15,085

Total U.S. Treasury Notes/Bonds (cost $30,000)		30,173
Investment Companies – 6.4%
Money Markets – 6.4%
191,984	Janus Cash Liquidity Fund LLC, 0.1291%°°,£ (cost $191,984)	191,984
Capital Protection Agreement – 0%
1	Janus Aspen Preservation Series - Growth with BNP Paribas Prime Brokerage, Inc. exercise price at 6/30/15 $10.13-$10.23*,§ (cost $0)	0

Total Investments (total cost $2,584,403) – 101.7%		3,069,397

Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(50,587)

Net Assets – 100%		$3,018,810

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$2,847,976	92.8%
Canada	82,664	2.7
United Kingdom	80,639	2.6
China	26,471	0.9
Germany	18,997	0.6
Taiwan	12,650	0.4

Total	$3,069,397	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International:
British Pound 7/16/15	2,270	$3,566	$28
British Pound 7/16/15	27,700	43,512	(677)
Chinese Renminbi 7/16/15	125,400	20,181	(25)
Taiwan Dollar 7/16/15	309,000	10,016	(21)

		77,275	(695)

HSBC Securities (USA), Inc.: Canadian Dollar 7/23/15	80,600	64,523	1,180

Total		$141,798	$485

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information (unaudited)

Preservation Series – Growth Blended Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Portfolio	Aggregate Value

Janus Aspen Preservation Series – Growth	$137,968

°°	Rate shown is the 7-day yield as of June 30, 2015.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Preservation Series – Growth
Capital Protection Agreement	1/3/12	$0	$0	0.0%

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Aspen Preservation Series – Growth
Janus Cash Liquidity Fund LLC	557,763	5,073,221	(5,439,000)	191,984	$–	$218	$191,984

Janus Aspen Series | 11

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Preservation Series – Growth
Assets
Investments in Securities:
Common Stocks	$2,847,240	$–	$–

U.S. Treasury Notes/Bonds	–	30,173	–

Investment Companies	–	191,984	–

Total Investments in Securities	$2,847,240	$222,157	$–

Other Financial Instruments(a):
Capital Protection Agreement	$–	$–	$0
Forward Currency Contracts	–	1,208	–

Total Assets	$2,847,240	$223,365	$0

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$723	$–

(a)	Other financial instruments include the capital protection agreement, forward currency, futures, written options, zero strike options, and swap contracts. Forward currency contracts and zero strike options are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. The capital protection agreement, written options, and swap contracts are reported at their market value at measurement date.

12 | JUNE 30, 2015

Statement of Assets and Liabilities

Janus Aspen
Preservation
As of June 30, 2015 (unaudited)	Series - Growth

Assets:
Investments, at cost	$2,584,403
Unaffiliated investments, at value	$2,877,413
Affiliated investments, at value	191,984
Capital protection agreement (Note 1)	0
Cash	955
Forward currency contracts	1,208
Non-interested Trustees’ deferred compensation	60
Receivables:
Dividends	2,641
Dividends from affiliates	45
Foreign dividend tax reclaim	74
Interest	12
Due from adviser	13,327
Total Assets	3,087,719
Liabilities:
Forward currency contracts	723
Closed foreign currency contracts	1,036
Payables:
Investments purchased	4,087
Advisory fees	2,977
Capital protection fee	2,791
Portfolio administration fees	44
Transfer agent fees and expenses	179
12b-1 Distribution and shareholder servicing fees	578
Non-interested Trustees’ fees and expenses	49
Non-interested Trustees’ deferred compensation fees	60
Accrued expenses and other payables	56,385
Total Liabilities	68,909
Net Assets	$3,018,810
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,547,781
Undistributed net investment income/(loss)	(25,289)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	1,010,836
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	485,482
Total Net Assets	$3,018,810
Net Assets - Institutional Shares	$1,526,291
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	123,522
Net Asset Value Per Share	$12.36
Protected Net Asset Value Per Share(1)	$10.23
Net Assets - Service Shares	$1,492,519
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	122,069
Net Asset Value Per Share	$12.23
Protected Net Asset Value Per Share(1)	$10.13

(1)	The Protected NAV is the protection feature of the Portfolio and is calculated at 80% of the highest previously achieved NAV, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Shareholders cannot transact purchases or redemptions at the Protected NAV.

See Notes to Financial Statements.

Janus Aspen Series | 13

Statement of Operations

Janus Aspen
Preservation
For the period ended June 30, 2015 (unaudited)	Series - Growth

Investment Income:
Interest	$166
Dividends	29,204
Dividends from affiliates	218
Other income	455
Foreign tax withheld	(161)
Total Investment Income	29,882
Expenses:
Advisory fees	23,328
12b-1 Distribution and shareholder servicing fees:
Service Shares	4,537
Other transfer agent fees and expenses:
Institutional Shares	194
Service Shares	205
Capital protection fee	22,184
Shareholder reports expense	24,765
Registration fees	19,442
Custodian fees	5,891
Professional fees	16,598
Non-interested Trustees’ fees and expenses	102
Portfolio administration fees	307
Accounting systems fee expense	12,243
Other expenses	117
Total Expenses	129,913
Less: Excess Expense Reimbursement	(74,818)
Net Expenses	55,095
Net Investment Income/(Loss)	(25,213)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,102,660
Futures contracts	(10,556)
Purchased options - zero strike calls	(4,890)
Total Net Realized Gain/(Loss) on Investments	1,087,214
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(627,402)
Purchased options - zero strike calls	3,103
Total Change in Unrealized Net Appreciation/Depreciation	(624,299)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$437,702

See Notes to Financial Statements.

14 | JUNE 30, 2015

Statements of Changes in Net Assets

	Janus Aspen
	Preservation Series - Growth
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Operations:
Net investment income/(loss)	$(25,213)	$(43,716)
Net realized gain/(loss) on investments	1,087,214	965,612
Change in unrealized net appreciation/depreciation	(624,299)	(390,349)
Net Increase/(Decrease) in Net Assets Resulting from Operations	437,702	531,547
Dividends and Distributions to Shareholders:
Net Realized Gain from Investment Transactions
Institutional Shares	(64,962)	(499,540)
Service Shares	(64,168)	(499,697)
Net Decrease from Dividends and Distributions to Shareholders	(129,130)	(999,237)
Capital Share Transactions:
Reinvested Dividends and Distributions
Institutional Shares	64,962	499,540
Service Shares	64,168	499,697
Shares Repurchased
Institutional Shares	(2,400,000)	–
Service Shares	(2,400,000)	–
Net Increase/(Decrease) from Capital Share Transactions	(4,670,870)	999,237
Net Increase/(Decrease) in Net Assets	(4,362,298)	531,547
Net Assets:
Beginning of period	7,381,108	6,849,561
End of period	$3,018,810	$7,381,108

Undistributed Net Investment Income/(Loss)	$(25,289)	$(76)

See Notes to Financial Statements.

Janus Aspen Series | 15

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30, 2015 (unaudited) and each	Janus Aspen Preservation Series – Growth
year or period ended December 31	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.25	$13.14	$10.84	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(2)	(0.07)(2)	0.01	0.01
Net realized and unrealized gain/(loss)	0.70	1.06	2.86	0.83
Total from Investment Operations	0.66	0.99	2.87	0.84
Less Dividends and Distributions:
Dividends (from net investment income)	–	–	–	–
Distributions (from capital gains)	(0.55)	(1.88)	(0.57)	–
Total Dividends and Distributions	(0.55)	(1.88)	(0.57)	–
Net Asset Value, End of Period	$12.36	$12.25	$13.14	$10.84
Total Return*	5.28%	7.94%	26.66%	8.40%
Net Assets, End of Period (in thousands)	$1,526	$3,704	$3,434	$2,709
Average Net Assets for the Period (in thousands)	$3,712	$3,485	$3,009	$2,689
Ratios to Average Net Assets:
Ratio of Gross Expenses**	3.42%	3.80%	3.95%	4.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.38%	1.39%	1.41%	1.42%
Ratio of Net Investment Income/(Loss)**	(0.56)%	(0.50)%	(0.24)%	(0.02)%
Portfolio Turnover Rate	32%	90%	67%	107%

Service Shares

For a share outstanding during the period ended June 30, 2015 (unaudited) and each	Janus Aspen Preservation Series – Growth
year or period ended December 31	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.14	$13.08	$10.81	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	(0.10)(2)	(0.01)	(0.01)
Net realized and unrealized gain/(loss)	0.69	1.04	2.85	0.82
Total from Investment Operations	0.64	0.94	2.84	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	–	–	–	–
Distributions (from capital gains)	(0.55)	(1.88)	(0.57)	–
Total Dividends and Distributions	(0.55)	(1.88)	(0.57)	–
Net Asset Value, End of Period	$12.23	$12.14	$13.08	$10.81
Total Return*	5.16%	7.58%	26.45%	8.10%
Net Assets, End of Period (in thousands)	$1,493	$3,677	$3,416	$2,703
Average Net Assets for the Period (in thousands)	$3,680	$3,463	$2,998	$2,686
Ratios to Average Net Assets:
Ratio of Gross Expenses**	3.67%	4.05%	4.20%	4.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.63%	1.64%	1.66%	1.67%
Ratio of Net Investment Income/(Loss)**	(0.81)%	(0.75)%	(0.49)%	(0.27)%
Portfolio Turnover Rate	32%	90%	67%	107%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from January 3, 2012 (inception date) through December 31, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16 | JUNE 30, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Aspen Preservation Series – Growth (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers thirteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Capital Protection Agreement
BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer, is the Portfolio’s Capital Protection Provider. Pursuant to the Capital Protection Agreement entered into by the Capital Protection Provider and the Portfolio, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the NAV per share for each share class of the Portfolio below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, the Portfolio pays the Capital Protection Provider, under the Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the capital protection fee is based on the aggregate protected assets of the Portfolio rather than on the Portfolio’s total net assets, it can fluctuate between 0.60% and 0.75% of the Portfolio’s total net assets.

BNP Paribas, the Parent Guarantor and the Capital Protection Provider’s ultimate parent company, has provided an irrevocable guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider to pay or deliver payment on its obligations under the Capital Protection Agreement to the extent that the Capital Protection Provider is obligated to pay. The Capital Protection Provider is a subsidiary of the Parent Guarantor and is a U.S. registered broker-dealer. Under the Parent Guaranty, the Parent Guarantor can assert the same defenses, rights, set offs, or counterclaims as the Capital Protection Provider would have under the Capital Protection Agreement.

Neither the Capital Protection Provider nor the Parent Guarantor is an insurance company or an insurance provider. Nor is the Capital Protection Provider, the Parent Guarantor, or any of their affiliates acting as an investment adviser or subadviser to the Portfolio. The Settlement Amount under the Capital Protection Agreement is owed directly to the Portfolio and not the Portfolio’s investors. Therefore, as a shareholder you will not have any action against or recourse to the Capital Protection Provider or the Parent Guarantor. Further, no shareholder will have any right to receive payment, or any other rights whatsoever, under the Capital Protection Agreement or the Parent Guaranty.

The Capital Protection Agreement is valued at the greater of $0.00 or the Protected NAV less the NAV per share, which approximates fair value.

The Protected NAV for each share class, as well as the percentages of the Portfolio’s assets that are allocated between the Equity Component and the Protection Component, will be posted on the Janus website at janus.com/variable-insurance. Please refer to the Portfolio’s Prospectuses for information regarding how the Protection works in the event it is triggered and the Portfolio proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Portfolio’s investments in securities and other financial instruments is

18 | JUNE 30, 2015

included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2015.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out of
Level 2
Portfolio	to Level 1

Janus Aspen Preservation Series - Growth	$248,816

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Expenses include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of the Fund, it can fluctuate between 0.60% and 0.75%.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The Portfolio may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

realized gains, as a distribution for federal income tax purposes (tax equalization).

Because the payment of dividends and distributions could have the effect of reducing the Portfolio’s NAV as a result of the reduction in the aggregate value of the Portfolio’s assets, any such distribution made during the term of the Capital Protection Agreement, including distributions made before the investment by the shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to the Portfolio by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share. Please refer to the Portfolio’s Prospectuses for additional examples of how distributions will affect the Protected NAV.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions) to adjust currency exposure relative to a benchmark index or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the

20 | JUNE 30, 2015

risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended June 30, 2015.

Portfolio	Sold

Janus Aspen Preservation Series - Growth	$217,641

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/(depreciation) is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Portfolio purchased futures on equity indices to increase exposure to equity risk.

During the period, the Portfolio sold futures on equity indices to decrease exposure to equity risk.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) “exercises” the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolios to counterparty risk in the event that the counterparty does not perform. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty. The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the

22 | JUNE 30, 2015

underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Portfolio purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

The following table provides average ending monthly market value amounts on purchased call options during the period ended June 30, 2015.

Portfolio	Purchased Zero-Strike Call Options

Janus Aspen Preservation Series - Growth	$125,850

Volatility Investments
The Portfolio may also utilize swaps, options, exchange-traded funds, exchange-traded notes, or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2015.

Fair Value of Derivative Instruments as of June 30, 2015

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Preservation Series - Growth
Capital Protection Agreement	Capital protection agreement	$0
Currency Contracts	Forward currency contracts	1,208	Forward currency contracts	$723

Total		$1,208		$723

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2015

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as			Purchased options -
hedging instruments	Investments and foreign currency transactions	Futures contracts	zero strike calls	Total

Janus Aspen Preservation Series - Growth
Currency Contracts	$(14,214)	$–	$–	$(14,214)
Equity Contracts	–	(10,556)	(4,890)	(15,446)

Total	$(14,214)	$(10,556)	$(4,890)	$(29,660)

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’	Purchased options -
hedging instruments	deferred compensation	zero strike calls	Total

Janus Aspen Preservation Series - Growth
Capital Protection Agreement	$0	$–	$0
Currency Contracts	485	–	485
Equity Contracts	–	3,103	3,103

Total	$485	$3,103	$3,588

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

3.	Other Investments and Strategies

Additional Investment Risk
As with all investments, there are inherent risks when investing in the Portfolio. The Portfolio’s participation in the Capital Protection Agreement also subjects the Portfolio to certain risks not generally associated with equity funds, including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk, and counterparty risk. For information relating to these and other risks of investing in the Portfolio, as well as other general information about the Portfolio, please refer to the Portfolio’s Prospectuses and Statements of Additional Information.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Portfolio will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced and may continue to experience severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A shareholder’s ability to receive the Protected NAV from the Portfolio is dependent on the Portfolio’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of the Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. As such, the Portfolio’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant

24 | JUNE 30, 2015

to which it guarantees any and all financial obligations of the Capital Protection Provider under the Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of the Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of the Portfolio, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Portfolio; (ii) any trade or pricing error of the Portfolio; and (iii) any realized or unrealized losses on any investment of the Portfolio in money market funds.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Received(b)	Net Amount

Credit Suisse International	$28	$(28)	$–	$–
HSBC Securities (USA), Inc.	1,180	–	–	1,180

Total	$1,208	$(28)	$–	$1,180

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$723	$(28)	$–	$695

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

	Average	Contractual
	Daily	Investment
	Net Assets	Advisory
Portfolio	of the Portfolio	Fee (%)

Janus Aspen Preservation Series - Growth	All Asset Levels	0.64

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2016.

Expense
Portfolio	Limit (%)

Janus Aspen Preservation Series - Growth	1.35 - 1.50*

*	Varies based on the amount of the Capital Protection Fee.

If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing and other shareholder services for the Portfolio.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service

26 | JUNE 30, 2015

Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Portfolio’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Portfolio also pays for salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $21,949 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2015. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $146,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

As of June 30, 2015, shares of the Portfolio were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of	% of
	Class	Portfolio
Portfolio	Owned	Owned

Janus Aspen Preservation Series - Growth - Institutional Shares	100%	51%
Janus Aspen Preservation Series - Growth - Service Shares	100	49

In addition, other shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Preservation Series - Growth	$2,610,484	$492,360	$(33,447)	$458,913

6.	Capital Share Transactions

	Janus Aspen Preservation Series - Growth
For the period ended June 30 (unaudited) and the year ended December 31	2015	2014

Transactions in Portfolio Shares – Institutional Shares:
Shares sold	–	–
Reinvested dividends and distributions	5,140	41,217
Shares repurchased	(184,049)	–
Net Increase/(Decrease) in Portfolio Shares	(178,909)	41,217
Shares Outstanding, Beginning of Period	302,431	261,214
Shares Outstanding, End of Period	123,522	302,431
Transactions in Portfolio Shares – Service Shares:
Shares sold	–	–
Reinvested dividends and distributions	5,133	41,570
Shares repurchased	(185,902)	–
Net Increase/(Decrease) in Portfolio Shares	(180,769)	41,570
Shares Outstanding, Beginning of Period	302,838	261,268
Shares Outstanding, End of Period	122,069	302,838

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7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Preservation Series - Growth	$2,141,664	$6,718,292	$–	$–

8.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Annual Report of BNP Paribas Prime Brokerage, Inc.

Janus Aspen Series, on behalf of Janus Aspen Preservation Series – Growth, will supply the most recent annual reports of the Capital Protection Provider (or any successor or substituted entity thereto), free of charge, upon a shareholder’s request by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the

30 | JUNE 30, 2015

selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

32 | JUNE 30, 2015

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

34 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than

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Additional Information (unaudited) (continued)

management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the

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Additional Information (unaudited) (continued)

Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

38 | JUNE 30, 2015

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’

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Additional Information (unaudited) (continued)

independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

40 | JUNE 30, 2015

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the

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Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the

42 | JUNE 30, 2015

investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 43

Notes

44 | JUNE 30, 2015

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94024	109-24-81126 08-15

Item 2 -	Code of Ethics
Not applicable to semiannual reports.

Item 3 -	Audit Committee Financial Expert
Not applicable to semiannual reports.

Item 4 -	Principal Accountant Fees and Services
Not applicable to semiannual reports.

Item 5 -	Audit Committee of Listed Registrants
Not applicable.

Item 6 -	Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable to this Registrant.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies Not applicable to this Registrant.

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant.

Item 10 -	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 -	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a)under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Aspen Series

By:	/s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Aspen Series (Principal Executive Officer)
Date: August 28, 2015
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Aspen Series (Principal Executive Officer)

Date:	August 28, 2015

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)
Date: August 28, 2015